Registration No. 333-24009
--------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------


                       POST-EFFECTIVE AMENDMENT NO. 13 TO
                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
             (Exact name of registrant as specified in its charter)

                                    NEW YORK
         (State or other jurisdiction of incorporation or organization)

                                   13-5570651
                      (I.R.S. Employer Identification No.)

              1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
                                 (212) 554-1234

               (Address, including zip code, and telephone number,
                      including area code, of registrant's
                          principal executive offices)


                                    ROBIN WAGNER
                            VICE PRESIDENT AND COUNSEL
            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
              1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
                                 (212) 554-1234


(Name, address, including zip code, and telephone number, including area code, of agent for service)

                  Please send copies of all communications to:
                               PETER E. PANARITES
                         FREEDMAN, LEVY, KROLL & SIMONDS
                    1050 CONNECTICUT AVENUE, N.W., SUITE 825
                             WASHINGTON, D.C. 20036
                                 (202) 457-5100
-------------------------------------------------------------------------------

                                      NOTE
                                      ----

     This Post-Effective Amendment No. 13 ("PEA") to the Form S-3 Registration Statement No. 333-24009 ("Registration Statement") of The Equitable Life Assurance Society of the United States ("Equitable Life") is being filed solely for the purpose of including in the Registration Statement the revised Prospectuses and Prospectus Supplement for the new versions of Equitable Life's Accumulator variable and fixed deferred annuity contract, and related exhibits.

     The PEA does not amend or delete the other Accumulator Prospectuses dated May 1, 1999 or October 18, 1999, any supplements thereto, or otherwise amend or delete any other part of the Registration Statement.

EQUITABLE ACCUMULATOR(SM)
A combination variable and fixed deferred annuity contract

Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. Also, at the end of this prospectus you will find attached the prospectus for EQ Advisors Trust, which contains important information about its portfolios.

PROSPECTUS DATED MARCH 1, 2000
-------------------------------------------------------------------------------



WHAT IS THE EQUITABLE ACCUMULATOR?


Equitable Accumulator is a deferred annuity contract issued by THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES. It provides for the accumulation of retirement savings and for income. The contract offers income and death benefit protection. It also offers a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options, fixed maturity options, or the account for special dollar cost averaging ("investment options").

--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------
o Alliance Money Market                      o JPM Core Bond
o Alliance High Yield                        o Lazard Large Cap Value


o Alliance Common Stock                      o Lazard Small Cap Value


o Alliance Small Cap Growth                  o MFS Growth with Income


o EQ/Aggressive Stock**                      o MFS Research

o EQ/Alliance Technology*                    o MFS Emerging Growth
                                                  Companies

o EQ/Alliance Premier Growth                 o Merrill Lynch Basic Value
                                                  Equity
o BT Equity 500 Index                        o Merrill Lynch World Strategy
o BT Small Company Index                     o Morgan Stanley Emerging
o BT International Equity Index                 Markets Equity
o Capital Guardian U.S. Equity               o EQ/Putnam Growth & Income
o Capital Guardian Research                     Value
o Capital Guardian International             o EQ/Putnam Investors Growth
o EQ/Evergreen                               o EQ/Putnam International Equity
o EQ/Evergreen Foundation




* Anticipated to become available on or about May 1, 2000, subject to regulatory clearance.
** Currently this variable investment option is named "Alliance Aggressive
   Stock." The option will be renamed as shown effective May 1, 2000.


You may allocate amounts to any of the variable investment options. Each variable investment option is a subaccount of our Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio of EQ Advisors Trust. Your investment results in a variable investment option will depend on the investment performance of the related portfolio.

FIXED MATURITY OPTIONS. You may allocate amounts to one or more fixed maturity options. These amounts will receive a fixed rate of interest for a specified period. Interest is earned at a guaranteed rate set by us. We make a market value adjustment (up or down) if you make transfers or withdrawals from a fixed maturity option before its maturity date.

ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING. This account also pays fixed interest at guaranteed rates.

TYPES OF CONTRACTS. We offer the contracts for use as:

o A nonqualified annuity ("NQ") for after-tax contributions only.

o An individual retirement annuity ("IRA"), either traditional IRA or Roth IRA.

We offer two versions of the traditional IRA: "Rollover IRA" and "Flexible Premium IRA." We also offer two versions of the Roth IRA: "Roth Conversion IRA" and "Flexible Premium Roth IRA."

o An annuity that is an investment vehicle for a qualified defined contribution or defined benefit plan ("QP").

o An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity ("TSA") - ("Rollover TSA").

A contribution of at least $5,000 is required to purchase an NQ, Rollover IRA, Roth Conversion IRA, QP, or Rollover TSA contract. For Flexible Premium IRA or Flexible Premium Roth IRA contracts, we require a contribution of $2,000 to purchase a contract.


Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated March 1, 2000 is a part of one of the registration statements. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771. The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's Web site at http://www.sec. gov. The table of contents for the SAI appears at the back of this prospectus.


THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------
2  CONTENTS OF THIS PROSPECTUS
--------------------------------------------------------------------------------


Contents of this prospectus

--------------------------------------------------------------------------------



EQUITABLE ACCUMULATOR(SM)


--------------------------------------------------------------------------------
Index of key words and phrases                                                4
Who is Equitable Life?                                                        5
How to reach us                                                               6
Equitable Accumulator at a glance -- key features                             8


--------------------------------------------------------------------------------
FEE TABLE                                                                    11
--------------------------------------------------------------------------------
Examples                                                                     14


--------------------------------------------------------------------------------

1
CONTRACT FEATURES AND BENEFITS                                               16
--------------------------------------------------------------------------------
How you can purchase and contribute to your contract                         16
Owner and annuitant requirements                                             22
How you can make your contributions                                          22
What are your investment options under the contract?                         22
Allocating your contributions                                                26
Your benefit base                                                            28
Annuity purchase factors                                                     28
Our baseBUILDER option                                                       28
Guaranteed minimum death benefit                                             30
Your right to cancel within a certain number of days                         31


--------------------------------------------------------------------------------
2
DETERMINING YOUR CONTRACT'S VALUE                                            32
--------------------------------------------------------------------------------

Your account value and cash value                                            32
Your contract's value in the variable investment options                     32
Your contract's value in the fixed maturity options                          32
Your contract's value in the account for special dollar
  cost averaging                                                             32


--------------------------------------------------------------------------------
"We," "our," and "us" refer to Equitable Life.

When we address the reader of this prospectus with word such as "you" and "your, " we mean the person who has the right or responsibility that the prospectus is discussing at that point.This is usually the contract owner.Contents of this prospectus in discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

--------------------------------------------------------------------------------
                                                  CONTENTS OF THIS PROSPECTUS  3
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
3
TRANSFERRING YOUR MONEY AMONG
    INVESTMENT OPTIONS                                                       33
--------------------------------------------------------------------------------
Transferring your account value                                              33
Rebalancing your account value                                               33


--------------------------------------------------------------------------------
4
ACCESSING YOUR MONEY                                                         34
--------------------------------------------------------------------------------
Withdrawing your account value                                               34
How withdrawals are taken from your account value                            35
How withdrawals affect your guaranteed minimum
    income benefit and guaranteed minimum death
    benefit                                                                  35
Loans under Rollover TSA contracts                                           36
Surrendering your contract to receive its cash value                         37
When to expect payments                                                      37
Your annuity payout options                                                  37


--------------------------------------------------------------------------------
5
CHARGES AND EXPENSES                                                         41
--------------------------------------------------------------------------------
Charges that Equitable Life deducts                                          41
Charges that EQ Advisors Trust deducts                                       43
Group or sponsored arrangements                                              44
Other distribution arrangements                                              44


--------------------------------------------------------------------------------
6
PAYMENT OF DEATH BENEFIT                                                     45
--------------------------------------------------------------------------------
Your beneficiary and payment of benefit                                      45
How death benefit payment is made                                            46
Beneficiary continuation option                                              46


--------------------------------------------------------------------------------
7
TAX INFORMATION                                                              48
--------------------------------------------------------------------------------
Overview                                                                     48
Transfers among investment options                                           48
Taxation of nonqualified annuities                                           48
Special rules for NQ contracts issued in Puerto Rico                         49
Individual retirement arrangements (IRAs)                                    50
Special rules for nonqualified contracts in qualified plans                  60
Tax-Sheltered Annuity contracts (TSAs)                                       60
Federal and state income tax withholding and
    information reporting                                                    65
Impact of taxes to Equitable Life                                            66


--------------------------------------------------------------------------------
8
MORE INFORMATION                                                             67
--------------------------------------------------------------------------------
About our Separate Account No. 49                                            67
About EQ Advisors Trust                                                      67
About our fixed maturity options                                             68
About the general account                                                    69
About other methods of payment                                               69
Dates and prices at which contract events occur                              70
About your voting rights                                                     71
About legal proceedings                                                      72
About our independent accountants                                            72
Financial statements                                                         72
Transfers of ownership, collateral assignments, loans,
    and borrowing                                                            72
Distribution of the contracts                                                72


--------------------------------------------------------------------------------
9
INVESTMENT PERFORMANCE                                                       74
--------------------------------------------------------------------------------
Benchmarks                                                                   74
Communicating performance data                                               83


--------------------------------------------------------------------------------
10
INCORPORATION OF CERTAIN DOCUMENTS BY
    REFERENCE                                                                85
--------------------------------------------------------------------------------
APPENDICES

I   -- Purchase considerations for QP contracts                             A-1
II  -- Market value adjustment example                                      B-1
III -- Guaranteed minimum death benefit example                             C-1


--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
    TABLE OF CONTENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4  INDEX OF KEY WORDS AND PHRASES
--------------------------------------------------------------------------------


Index of key words and phrases
--------------------------------------------------------------------------------


This index should help you locate more information on the terms used in this prospectus.


                                                                            PAGE
   account for special dollar cost
     averaging                                                               26
   account value                                                             32
   annuitant                                                                 16
   annuity payout options                                                    37
   baseBUILDER                                                               28
   beneficiary                                                               45
   benefit base                                                              28
   business day                                                              70
   cash value                                                                32
   conduit IRA                                                               54
   contract date                                                             10
   contract date anniversary                                                 10
   contract year                                                             10
   contributions to Roth IRAs                                                57
      regular contributions                                                  57
      rollover contributions                                                 58
      conversion contributions                                               58
      direct custodian-to-custodian
         transfers                                                           58
   contributions to traditional IRAs                                         50
      regular contributions                                                  51
      rollover contributions                                                 53
      direct custodian-to-custodian
         transfers                                                           53
   EQAccess                                                                   6
   ERISA                                                                     36
   fixed maturity amount                                                     24
   fixed maturity options                                                    24
   Flexible Premium IRA                                                   cover
   Flexible Premium Roth IRA                                              cover
   guaranteed minimum death benefit                                          30
   guaranteed minimum income benefit                                         29
   IRA                                                                       50
   IRS                                                                       48
   investment options                                                        22
   loan reserve account                                                      36
   market adjusted amount                                                    24
   market value adjustment                                                   25
   maturity value                                                            25
   NQ                                                                        48
   participant                                                               22
   portfolio                                                              cover
   processing office                                                          6
   QP                                                                        60
   rate to maturity                                                          24
   Required Beginning Date                                                   55
   Rollover IRA                                                           cover
   Rollover TSA                                                           cover
   Roth Conversion IRA                                                    cover
   Roth IRA                                                                  57
   SAI                                                                    cover
   SEC                                                                    cover
   TOPS                                                                       6
   TSA                                                                       60
   traditional IRA                                                           50
   unit                                                                      32
   variable investment options                                               22



To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this prospectus as in the contract or supplemental materials. Your registered representative can provide further explanation about your contract.

--------------------------------------------------------------------------------
PROSPECTUS                          CONTRACT OR SUPPLEMENTAL MATERIALS
--------------------------------------------------------------------------------
fixed maturity options              Guarantee Periods (Guaranteed Fixed
                                    Interest Accounts in supplemental materials)
variable investment options         Investment Funds
account value                       Annuity Account Value
rate to maturity                    Guaranteed Rates
unit                                Accumulation Unit
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       WHO IS EQUITABLE LIFE?  5
--------------------------------------------------------------------------------


Who is Equitable Life?
--------------------------------------------------------------------------------


We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a subsidiary of AXA Financial, Inc. (previously, The Equitable Companies Incorporated). The majority shareholder of AXA Financial, Inc. is AXA, a French holding company for an international group of insurance and related financial services companies. As a majority shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the contract.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $462.7 billion in assets as of December 31, 1999. For over 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S.Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

--------------------------------------------------------------------------------
6  WHO IS EQUITABLE LIFE?
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

HOW TO REACH US

You may communicate with our processing office as listed below for any of the following purposes:


--------------------------------------------------------------------------------
FOR CONTRIBUTIONS SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------
Equitable Accumulator
P.O. Box 13014
Newark, NJ 07188-0014


--------------------------------------------------------------------------------
FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
Equitable Accumulator
c/o Bank One, N.A.
300 Harmon Meadow Boulevard, 3rd Floor
Attn: Box 13014
Secaucus, NJ 07094


--------------------------------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G.,
REQUESTS FOR TRANSFERS, WITHDRAWALS, OR
REQUIRED NOTICES) SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------
Equitable Accumulator
P.O. Box 1547
Secaucus, NJ 07096-1547


--------------------------------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G.,
REQUESTS FOR TRANSFERS, WITHDRAWALS, OR
REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
Equitable Accumulator
200 Plaza Drive, 4th Floor
Secaucus, NJ 07094


--------------------------------------------------------------------------------
REPORTS WE PROVIDE:
--------------------------------------------------------------------------------
o  written confirmation of financial transactions;

o statement of your contract values at the close of each calendar quarter (four per year); and

o annual statement of your contract values as of the close of the contract year.


--------------------------------------------------------------------------------
TELEPHONE OPERATED PROGRAM SUPPORT
("TOPS") AND EQACCESS SYSTEMS:
--------------------------------------------------------------------------------

TOPS is designed to provide you with up-to-date information via touch-tone telephone. EQAccess is designed to provide this information through the Internet. You can obtain information on:


o  your current account value;

o  your current allocation percentages;

o  the number of units you have in the variable investment options;

o  rates to maturity for the fixed maturity options; and

o  the daily unit values for the variable investment options.

You can also:


o change your allocation percentages and/or transfer among the investment options (anticipated to be available through EQAccess on or about May 1, 2000); and

o obtain or change your TOPS personal identification number (PIN) (not available through EQAccess).

TOPS and EQAccess are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free 1-888-909-7770. You may use EQAccess by visiting our Web site at http://www.equitable.com and clicking on EQAccess. Of course, for reasons beyond our control, these services may sometimes be unavailable.


We have established procedures to reasonably confirm that the instructions communicated by telephone or Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following

--------------------------------------------------------------------------------
                                                       WHO IS EQUITABLE LIFE?  7
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
telephone or Internet instructions we reasonably believe to be genuine.


--------------------------------------------------------------------------------
CUSTOMER SERVICE REPRESENTATIVE:
-------------------------------------------------------------------------------
You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on any business day from 8:30 a.m. until 5:30 p.m., Eastern time.


You should send all contributions, notices, and requests to our processing office at the address above.

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1) authorization for telephone transfers by your registered representative;


(2) conversion of a traditional IRA to a Roth Conversion IRA or Flexible Premium Roth IRA contract;


(3) election of the automatic investment program;

(4) election of the rebalancing program;

(5) requests for loans under Rollover TSA contracts;


(6) spousal consent for loans under Rollover TSA contracts;

(7) tax withholding election; and

(8) election of the beneficiary continuation option.



WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1) address changes;


(2) beneficiary changes;

(3) transfers between investment options; and

(4) contract surrender and withdrawal requests.



TO CANCEL OR CHANGE ANY OF THE FOLLOWING WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1) automatic investment program;

(2) general dollar cost averaging;

(3) rebalancing;

(4) special dollar cost averaging;

(5) substantially equal withdrawals;

(6) systematic withdrawals; and

(7) the date annuity payments are to begin.

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.


SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners both must sign.

--------------------------------------------------------------------------------
8  EQUITABLE ACCUMULATOR AT A GLANCE - KEY FEATURES
--------------------------------------------------------------------------------


Equitable accumulator at a glance - key features

--------------------------------------------------------------------------------

PROFESSIONAL        Equitable Accumulator's variable investment options invest
INVESTMENT          ment options invest in different portfolios managed by
MANAGEMENT          professional investment advisers.

--------------------------------------------------------------------------------
FIXED MATURITY      o 10 fixed maturity options with maturities ranging from
OPTIONS               approximately 1 to 10 years.

                    o Each fixed maturity option offers a guarantee of principal and interest rate if you hold it to maturity.
                    ------------------------------------------------------------
                    If you make withdrawals or transfers from a fixed maturity option before maturity, there will be a market value adjustment due to differences in interest rates. This may increase or decrease any value that you have left in that fixed maturity option. If you surrender your contract, a market value adjustment may also apply.
--------------------------------------------------------------------------------


ACCOUNT FOR         Available for dollar cost averaging all or a portion
SPECIAL DOLLAR      of any eligible contribution to your contract.
COST AVERAGING


--------------------------------------------------------------------------------
TAX ADVANTAGES      o On earnings inside     No tax on any dividends, interest
                      the contact            or capital gains until you make
                                             withdrawals from your contract
                                             or receive annuity payments.
                    ------------------------------------------------------------
                    o On transfers inside    No tax on transfers among
                      contact                investment options.
                    ------------------------------------------------------------
                    If you are buying a contract to fund a  retirement  plan
                    that already provides tax deferral under sections of the
                    Internal Revenue Code (such as IRA, QP, and Rollover TSA), you should do so for the contract's features and benefits
                    other than tax deferral.  In such situations, the tax
                    deferral of the contract does not provide additional
                    benefits.
--------------------------------------------------------------------------------
baseBUILDER         baseBUILDER combines a guaranteed minimum income benefit
(Reg. TM)           with the guaranteed minimum death benefit  provided under
PROTECTION          the contract.  The  guaranteed  minimum income benefit
                    provides income  protection for you while the annuitant
                    lives. The guaranteed minimum death benefit provides a death benefit for the  beneficiary  should the  annuitant die.
--------------------------------------------------------------------------------
CONTRIBUTION        o NQ, Rollover IRA, Roth Conversion IRA,QP, and Rollover TSA
AMOUNTS
                      o Initial minimum:     $5,000

                      o Additional minimum:  $1,000
                                             $100 monthly and $300 quarterly
                                             under our automatic investment
                                             program (NQ contracts)
                    ------------------------------------------------------------
                    o Flexible Premium IRA and Flexible Premium Roth IRA
                      contracts

                      o Initial minimum:     $2,000

                      o Additional minimum:  $50 ($50 under our automatic
                                             investment program)
                    ------------------------------------------------------------
                    Maximum contribution limitations may apply.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             EQUITABLE ACCUMULATOR AT A GLANCE - KEY FEATURES  9
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
ACCESS TO YOUR MONEY         o Lump sum withdrawals
                             o Several withdrawal options on a periodic basis
                             o Loans under Rollover TSA contracts
                             o Contract surrender

                             You may incur a withdrawal charge for certain withdrawals or if you surrender your contract.
                             You may also incur income tax and a tax penalty.
--------------------------------------------------------------------------------

PAYOUT OPTIONS               o Fixed annuity payout options
                             o Variable Immediate Annuity payout options
                             o Income Manager(Reg. TM) payout options

--------------------------------------------------------------------------------
ADDITIONAL FEATURES          o Guaranteed minimum death benefit even if you do
                               not elect baseBUILDER
                             o Dollar cost averaging
                             o Automatic investment program
                             o Account value rebalancing (quarterly,
                               semiannually, and annually)
                             o Unlimited free transfers
                             o Waiver of withdrawal charge for disability,
                               terminal illness, or confinement to a nursing
                               home
--------------------------------------------------------------------------------

FEES AND CHARGES             o Daily charges on amounts invested in the variable
                               investment options for mortality and expense risks, administrative charges and distribution charges at a current annual rate of 1.55%
                               (1.65% maximum).

                             o Annual 0.30% benefit base charge for the
                               optional baseBUILDER benefit until you exercise your guaranteed minimum income benefit, elect another annuity payout option or the contract date anniversary after the annuitant reaches age 85, whichever occurs first. The benefit base is described under "Your benefit base" in "Contract features and benefits." If you do not elect baseBUILDER you still receive a guaranteed minimum death benefit under your contract at no additional charge.
                             o Under Flexible Premium IRA and Flexible Premium
                               Roth IRA contracts, if your account value at the end of the contract year is less than $25,000, we deduct an annual administrative charge equal to $30 or during the first two contract years 2% of your account value, if less. If your account value is $25,000 or more, we will not deduct the charge.
                             o No sales charge deducted at the time you make
                               contributions.
                             o During the first seven contract years following a
                               contribution, a charge will be deducted from
                               amounts that you withdraw that exceed 15% of your account value. We use the account value on the most recent contract date anniversary to calculate this 15% amount available. The charge begins at 7% in the first contract year following a contribution. It declines by 1% each year to 1% in the seventh contract year. There is no withdrawal charge in the eighth and later contract years following a contribution. In addition there is no withdrawal charge if the annuitant is age 86 or older when the contract is issued. Certain other exemptions apply.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
10  EQUITABLE ACCUMULATOR AT A GLANCE - KEY FEATURES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                             ---------------------------------------------------
FEES AND                     The "contract date" is the effective date of a
CHARGES (CONTINUED)          contract. This usually is the business day we
                             receive your initial contribution.Your contract
                             date will be shown in your contract. The 12-month
                             period beginning on your contract date and each
                             12-month period after that date is a "contract
                             year." The end of each 12-month period is your
                             "contract date anniversary."
                             ---------------------------------------------------

                             o We deduct a charge designed to approximate
                               certain taxes such as premium taxes that may be imposed on us in your state. This charge is generally deducted from the amount applied to an annuity payout option.

                             o We deduct a $350 annuity administrative fee from
                               amounts applied to the Variable Immediate Annuity payout options.


                             o Annual expenses of EQ Advisors Trust
                               portfolios are calculated as a percentage of the average daily net assets invested in each portfolio. These expenses include management fees ranging from 0.25% to 1.15% annually, 12b-1 fees of 0.25% annually, and other expenses.
--------------------------------------------------------------------------------
ANNUITANT ISSUE AGES         NQ: 0-90
                             Rollover IRA, Roth Conversion IRA, Flexible Premium
                             Roth IRA, and Rollover TSA: 20-90 Flexible Premium
                             IRA: 20-70
                             QP: 20-75
--------------------------------------------------------------------------------



THE ABOVE IS NOT A COMPLETE DESCRIPTION OF ALL MATERIAL PROVISIONS OF THE CONTRACT. IN SOME CASES RESTRICTIONS OR EXCEPTIONS APPLY. ALSO, ALL FEATURES OF THE CONTRACT ARE NOT NECESSARILY AVAILABLE IN YOUR STATE OR AT CERTAIN AGES.


For more detailed information we urge you to read the contents of this prospectus, as well as your contract. Please feel free to speak with your registered representative, or call us, if you have any questions.

OTHER CONTRACTS
We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, fees and/or charges that are different from those in the contracts offered by this prospectus. Not every contract is offered through the same distributor. Upon request, your registered representative can show you information regarding other Equitable Life annuity contracts that he or she distributes. You can also contact us to find out more about any of the Equitable Life annuity contracts.

--------------------------------------------------------------------------------
                                                                   FEE TABLE  11
--------------------------------------------------------------------------------


Fee table
--------------------------------------------------------------------------------


The fee table below will help you understand the various charges and expenses that apply to your contract. The table reflects charges you will directly incur under the contract, as well as charges and expenses of the portfolios that you will bear indirectly. Charges for taxes, such as premium taxes, may also apply. Also, an annuity administrative fee may apply when your annuity payments are to begin. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus. For a complete description of portfolio charges and expenses, please see the attached prospectus for EQ Advisors Trust.

The fixed maturity options and the account for special dollar cost averaging are not covered by the fee table and examples. However, the annual administrative charge and the withdrawal charge do apply to the fixed maturity options and the account for special dollar cost averaging. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.


-------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN
ANNUAL PERCENTAGE OF DAILY NET ASSETS
-------------------------------------------------------------------------------
Mortality and expense risks(1)                    1.10%
Administrative                                    0.25% current(0.35% maximum)
Distribution                                      0.20%
Total annual expenses                             1.55% current(1.65% maximum)
-------------------------------------------------------------------------------
FLEXIBLE PREMIUM IRA AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY:
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT DATE ANNIVERSARY
-------------------------------------------------------------------------------
Maximum annual administrative charge(2)
 If your account value on a contract date anniversary is less
 than $25,000                                                               $30
 If your account value on a contract date anniversary is $25,000
 or more                                                                     $0
-------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS
-------------------------------------------------------------------------------

Withdrawal charge as a percentage of contributions       Contract
(deducted if you surrender your contract or make         year
certain withdrawals. The withdrawal charge percentage     1............7.00%
we use is determined by the contract year in which you    2............6.00%
make the withdrawal or surrender your contract. For       3............5.00%
each contribution, we consider the contract year in       4............4.00%
which we receive that contribution to be "contract        5............3.00%
year 1")(3)                                               6............2.00%
                                                          7............1.00%
                                                          8+...........0.00%


Charge if you elect a Variable Immediate Annuity payout option     $350
-------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT THE OPTIONAL BENEFIT
-------------------------------------------------------------------------------
baseBUILDER benefit charge (calculated as a percentage of the benefit base.
Deducted annually on each contract date anniversary)(4)                  0.30%

--------------------------------------------------------------------------------
12 FEE TABLE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


EQ ADVISORS TRUST ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)
--------------------------------------------------------------------------------

                                                                      TOTAL
                                                     OTHER            ANNUAL
                                MANAGE-             EXPENSES         EXPENSES
                                MENT     12B-1   (AFTER EXPENSE   (AFTER EXPENSE
                                FEES(5)  FEES(6)  LIMITATION)(7)  LIMITATION)(8)
--------------------------------------------------------------------------------
Alliance Money Market           0.34%     0.25%      0.04%             0.63%
Alliance High Yield             0.60%     0.25%      0.04%             0.89%
Alliance Common Stock           0.46%     0.25%      0.03%             0.74%
EQ/Aggressive Stock             0.60%     0.25%      0.03%             0.88%
Alliance Small Cap Growth       0.75%     0.25%      0.06%             1.06%
EQ/Alliance Technology*         0.90%     0.25%      0.00%             1.15%
EQ/Alliance Premier Growth      0.90%     0.25%      0.10%             1.25%
BT Equity 500 Index             0.25%     0.25%      0.10%             0.60%
BT Small Company Index          0.25%     0.25%      0.25%             0.75%
BT International Equity Index   0.35%     0.25%      0.40%             1.00%
Capital Guardian U.S. Equity    0.65%     0.25%      0.05%             0.95%
Capital Guardian Research       0.65%     0.25%      0.05%             0.95%
Capital Guardian International  0.85%     0.25%      0.10%             1.20%
EQ/Evergreen                    0.65%     0.25%      0.05%             0.95%
EQ/Evergreen Foundation         0.60%     0.25%      0.10%             0.95%
JPM Core Bond                   0.45%     0.25%      0.10%             0.80%
Lazard Large Cap Value          0.65%     0.25%      0.05%             0.95%
Lazard Small Cap Value          0.75%     0.25%      0.10%             1.10%
MFS Growth with Income          0.60%     0.25%      0.10%             0.95%
MFS Research                    0.65%     0.25%      0.05%             0.95%
MFS Emerging Growth Companies   0.65%     0.25%      0.10%             1.00%
Merrill Lynch Basic Value
  Equity                        0.60%     0.25%      0.10%             0.95%
Merrill Lynch World Strategy    0.70%     0.25%      0.25%             1.20%
Morgan Stanley Emerging Markets
  Equity                        1.15%     0.25%      0.35%             1.75%
EQ/Putnam Growth & Income
  Value                         0.60%     0.25%      0.10%             0.95%
EQ/Putnam Investors Growth      0.65%     0.25%      0.15%             1.05%
EQ/Putnam International Equity  0.85%     0.25%      0.15%             1.25%
--------------------------------------------------------------------------------
--------------
Notes:
* Anticipated to become available on or about May 1, 2000 subject to regulatory clearance.
(1) A portion of this charge is for providing the guaranteed minimum death benefit.
(2) During the first two contract years this charge is equal to the lesser of $30 or 2% of your account value if it applies. Thereafter, the charge is $30 for each contract year.
(3) Deducted upon a withdrawal of amounts in excess of the 15% free withdrawal amount and upon surrender of a contract.
(4) This charge is for providing a guaranteed minimum income benefit in combination with the guaranteed minimum death benefit available under the contract. The benefit base is described under "Your benefit base" in "Contract features and benefits."
(5) The management fees shown reflect revised management fees, effective on May 1, 2000, which are subject to shareholder approval at a meeting on April 14, 2000. The management fees shown for EQ/Putnam Growth and Income and Lazard Large Cap Value do not reflect the waiver of a portion of each of these portfolio's investment management fees that will become effective on May 1, 2000. The management fees for each portfolio cannot be increased without a vote of that portfolio's shareholders.

--------------------------------------------------------------------------------
                                                                   FEE TABLE  13
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

(6) Portfolio shares are all subject to fees imposed under the distribution plan (the "Rule 12b-1 Plan") adopted by EQ Advisors Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940. The 12b-1 fee will not be increased for the life of the contracts. Prior to October 18, 1999, the total annual expenses for the Alliance Small Cap Growth portfolio were limited to 1.20% under an expense limitation arrangement related to that portfolio's Rule 12b-1 Plan. The arrangement is no longer in effect. The amounts shown have been restated to reflect the expenses that would have been incurred in 1999, absent the expense limitation agreement.

(7) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (8) for any expense limitation agreements.

    On October 18, 1999, the Alliance portfolios (other than EQ/Alliance Premier Growth) became part of the portfolios of EQ Advisors Trust. The "Other Expenses" for these portfolios have been restated to reflect the estimated expenses that would have been incurred had these portfolios been portfolios of EQ Advisors Trust for the entire year ended December 31, 1999. The restated expenses reflect an increase of 0.01% for each of these portfolios.

(8) Equitable Life, EQ Advisors Trust's manager, has entered into an expense limitation agreement with respect to certain portfolios. Under this agreement Equitable Life has agreed to waive or limit its fees and assume other expenses. Under the expense limitation agreement, total annual operating expenses of certain portfolios (other than interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses, and 12b-1 fees) are limited as a percentage of the average daily net assets of the following portfolios: 1.75% for Morgan Stanley Emerging Markets Equity; 1.25% for EQ/Alliance Premier Growth and EQ/Putnam International Equity; 1.20% for Merrill Lynch World Strategy, and Capital Guardian International; 1.15% for EQ/Alliance Technology (subject to final agreement); 1.10% for Lazard Small Cap Value; 1.00% for BT International Equity Index; 0.95% for MFS Emerging Growth Companies, Capital Guardian U.S. Equity, Capital Guardian Research, EQ/Evergreen, EQ/Evergreen Foundation, Lazard Large Cap Value, MFS Growth with Income, MFS Research, Merrill Lynch Basic Value Equity; EQ/Putnam Growth & Income Value and EQ/Putnam Investors Growth; 0.90% for JPM Core Bond; 0.75% for BT Small Company Index; and 0.60% for BT Equity 500 Index. The expense limitations for the EQ/Alliance Premier Growth, BT Equity 500 Index, JPM Core Bond, MFS Growth with Income, MFS Research, MFS Emerging Growth Companies, Merrill Lynch Basic Value Equity and EQ/Putnam International Equity portfolios reflect an increase effective on May 1, 2000. The expense limitation for the EQ/Evergreen portfolio reflects a decrease effective on May 1, 2000.

    Absent the expense limitation, the "Other Expenses" for 1999 on an annualized basis for each of the portfolios would have been as follows:
    0.99% for Morgan Stanley Emerging Markets Equity; 0.10% for EQ/Alliance Technology; 0.22% for EQ/Alliance Premier Growth; 0.31% EQ/Putnam International Equity; 0.45% for Merrill Lynch World Strategy; 0.65% for Capital Guardian International; 0.25% for Lazard Small Cap Value; 0.48% for BT International Equity Index; 0.16% for MFS Emerging Growth Companies; 0.33% for Capital Guardian U.S. Equity; 0.46% for Capital Guardian Research; 1.86% for EQ/Evergreen; 1.06% for EQ/Evergreen Foundation; 0.20% for Lazard Large Cap Value; 0.36% for MFS Growth with Income; 0.16% for MFS Research; 0.16% for Merrill Lynch Basic Value Equity; 0.15% for EQ/Putnam Growth & Income Value; 0.18% for EQ/Putnam Investors Growth; 0.19% for JPM Core Bond; 0.70% for BT Small Company Index; and 0.17% for BT Equity 500 Index. Initial seed capital was invested on April 30, 1999 for the EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, Capital Guardian Research, and Capital Guardian International portfolios and will be invested on or about May 1, 2000 for the EQ/Alliance technology portfolio and therefore expenses have been estimated.


    Each portfolio may at a later date make a reimbursement to Equitable Life for any of the management fees waived or limited and other expenses assumed and paid by Equitable Life pursuant to the expense limitation agreement provided that, among other things, such portfolio has reached sufficient size to permit such reimbursement to be made and provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. For more information see the prospectus for EQ Advisors Trust.

--------------------------------------------------------------------------------
14  FEE TABLE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


EXAMPLES

The examples below show the expenses that a hypothetical contract owner (who has purchased a Flexible Premium IRA or Flexible Premium Roth IRA contract and elected baseBUILDER) would pay in the situations illustrated. We assume that a $1,000 contribution is invested in one of the variable investment options listed and a 5% annual return is earned on the assets in that option.(1) The annual administrative charge is based on the charges that apply to a mix of estimated contract sizes, resulting in an estimated administrative charge for the purpose of these examples of $0.57 per $1,000. Since the annual administrative charge only applies under Flexible Premium IRA and Flexible Premium Roth IRA contracts, the charges shown in the examples would be lower for NQ, Rollover IRA, Roth Conversion IRA, QP, and Rollover TSA contracts. The administrative charge used in the examples is the maximum charge rather than the lower current charge.


These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

--------------------------------------------------------------------------------
                                       IF YOU SURRENDER YOUR CONTRACT AT THE END
                                         OF EACH PERIOD SHOWN, THE EXPENSES
                                                    WOULD BE:
                                       -----------------------------------------
                                       1 YEAR     3 YEARS     5 YEARS   10 YEARS
--------------------------------------------------------------------------------


Alliance Money Market                   $93.73   $129.24     $167.60    $297.00
Alliance High Yield                     $96.31   $136.95     $180.41    $322.21
Alliance Common Stock                   $94.82   $132.51     $173.04    $307.75
EQ/Aggressive Stock                     $96.21   $136.66     $179.91    $321.25
Alliance Small Cap Growth               $98.00   $141.99     $188.72    $338.40
EQ/Alliance Technology                  $98.89   $144.62     $    --    $    --
EQ/Alliance Premier Growth              $99.88   $147.57     $    --    $    --
BT Equity 500 Index                     $93.43   $128.35     $166.11    $294.04
BT Small Company Index                  $94.92   $132.80     $173.51    $308.68
BT International Equity Index           $97.40   $140.21     $185.79    $332.71
Capital Guardian U.S. Equity            $96.90   $138.73     $    --    $    --
Capital Guardian Research               $96.90   $138.73     $    --    $    --
Capital Guardian International          $99.38   $146.09     $    --    $    --
EQ/Evergreen                            $96.90   $138.73     $183.34    $327.94
EQ/Evergreen Foundation                 $96.90   $138.73     $183.34    $327.94
JPM Core Bond                           $95.42   $134.29     $175.98    $313.54
Lazard Large Cap Value                  $96.90   $138.73     $183.34    $327.94
Lazard Small Cap Value                  $98.39   $143.16     $190.66    $342.15
MFS Growth with Income                  $96.90   $138.73     $183.34    $327.94
MFS Research                            $96.90   $138.73     $183.34    $327.94
MFS Emerging Growth Companies           $97.40   $140.21     $185.79    $332.71
Merrill Lynch Basic Value Equity        $96.90   $138.73     $183.34    $327.94
Merrill Lynch World Strategy            $99.38   $146.09     $195.49    $351.45
Morgan Stanley Emerging Markets Equity $104.84   $162.18     $221.80    $401.26
EQ/Putnam Growth & Income Value         $96.90   $138.73     $183.34    $327.94
EQ/Putnam Investors Growth              $97.90   $141.69     $188.23    $337.44
EQ/Putnam International Equity          $99.88   $147.57     $197.92    $356.10
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                      IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                          THE END OF EACH PERIOD SHOWN, THE
                                                 EXPENSES WOULD BE:
                                      ------------------------------------------
                                       1 YEAR    3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------


Alliance Money Market                  $26.88    $82.71      $141.43    $301.89
Alliance High Yield                    $29.46    $90.42      $154.24    $327.10
Alliance Common Stock                  $27.97    $85.98      $146.87    $312.64
EQ/Aggressive Stock                    $29.36    $90.13      $153.74    $326.14
Alliance Small Cap Growth              $31.15    $95.46      $162.55    $343.29
EQ/Alliance Technology                 $32.04    $98.09      $    --    $    --
EQ/Alliance Premier Growth             $33.03   $101.04      $    --    $    --
BT Equity 500 Index                    $26.58    $81.82      $139.94    $298.93
BT Small Company Index                 $28.07    $86.27      $147.34    $313.57
BT International Equity Index          $30.55    $93.68      $159.62    $337.60
Capital Guardian U.S. Equity           $30.05    $92.20      $    --    $    --
Capital Guardian Research              $30.05    $92.20      $    --    $    --
Capital Guardian International         $32.53    $99.56      $    --    $    --
EQ/Evergreen                           $30.05    $92.20      $157.17    $332.83
EQ/Evergreen Foundation                $30.05    $92.20      $157.17    $332.83
JPM Core Bond                          $28.57    $87.76      $149.81    $318.43
Lazard Large Cap Value                 $30.05    $92.20      $157.17    $332.83
Lazard Small Cap Value                 $31.54    $96.63      $164.49    $347.04
MFS Growth with Income                 $30.05    $92.20      $157.17    $332.83
MFS Research                           $30.05    $92.20      $157.17    $332.83
MFS Emerging Growth Companies          $30.55    $93.68      $159.62    $337.60
Merrill Lynch Basic Value Equity       $30.05    $92.20      $157.17    $332.83
Merrill Lynch World Strategy           $32.53    $99.56      $169.32    $356.34
Morgan Stanley Emerging Markets Equity $37.99   $115.65      $195.63    $406.15
EQ/Putnam Growth & Income Value        $30.05    $92.20      $157.17    $332.83
EQ/Putnam Investors Growth             $31.05    $95.16      $162.06    $342.33
EQ/Putnam International Equity         $33.03   $101.04      $171.75    $360.99
--------------------------------------------------------------------------------

----------------------
(1) The amount accumulated from the $1,000 contribution could not be paid in the form of an annuity payout option at the end of any of the periods shown in the examples. This is because if the amount applied to purchase an annuity payout option is less than $2,000, or the initial payment is less than $20, we may pay the amount to you in a single sum instead of payments under an annuity payout option. See "Accessing your money."

--------------------------------------------------------------------------------
                                                                   FEE TABLE  15
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



IF YOU ELECT A VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION:

Assuming an annuity payout option could be issued (see note (1) above), and you elect a Variable Immediate Annuity payout option, the expenses shown in the example for "if you do not surrender your contract" would, in each case, be increased by $4.34 based on the average amount applied to annuity payout options in 1999. See "Annuity administrative fee" in "Charges and expenses."

--------------------------------------------------------------------------------
16 CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


1
Contract features and benefits
--------------------------------------------------------------------------------


HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call
"contributions." We require a minimum contribution amount for each type of contract purchased. The following table summarizes our rules regarding contributions to your contract. All ages in the table refer to the age of the annuitant named in the contract.

--------------------------------------------------------------------------------
The "annuitant" is the person who is the measuring life for determining contract benefits. The annuitant is not necessarily the contract owner.
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
            AVAILABLE
CONTRACT    FOR ANNUITANT       MINIMUM                                               LIMITATIONS ON
TYPE        ISSUE AGES          CONTRIBUTIONS              SOURCE OF CONTRIBUTIONS    CONTRIBUTIONS
------------------------------------------------------------------------------------------------------------
 NQ         o 0 through 90      o  $5,000 (initial)       o After--tax money.         o For annuitants up to
                                                                                       age 83 at contract
            o 0 through 85 in   o  $1,000 (additional)    o Paid to us by check or     issue, additional
              New York and                                  transfer of contract       contributions may be
              Pennsylvania                                  value in a tax-deferred    made up to age 84.
                                                            exchange under
                                                            Section 1035 of the      o For annuitants age 84
                                                            Internal Revenue Code.     and older, at contract
                                                                                       issue, additional
                                                                                       contributions may be
                                                                                       made up to one year,
                                                                                       beyond the annuitants'
                                                                                       issue age.
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  17
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
               AVAILABLE
CONTRACT       FOR ANNUITANT         MINIMUM                                              LIMITATIONS ON
TYPE           ISSUE AGES            CONTRIBUTIONS           SOURCE OF CONTRIBUTIONS      CONTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------
Rollover IRA   o 20 through 90      o $5,000 (initial)       o Rollovers from a           o For annuitants up to
                                                               qualified plan.              age 83 at contract
               o 20 through 85 in   o $1,000 (additional)                                   issue, additional
                 New York and                                o Rollovers from a TSA.        contributions may be
                 Pennsylvania                                                               made up to age 84.
                                                             o Rollovers from another
                                                               traditional individual     o For annuitants age 84
                                                               retirement                   and older, at contract
                                                               arrangement.                 issue, additional
                                                                                            contributions may be
                                                             o Direct custodian--            made up to one year,
                                                               to--custodian transfers       beyond your issue age.
                                                               from another
                                                               traditional individual.    o Contributions after
                                                               retirement arrangement       70 1/2 must be net
                                                                                            of required minimum
                                                                                            distributions.

                                                                                          o Regular IRA
                                                                                            contributions are not
                                                                                            permitted.

                                                                                          o Only rollover and direct
                                                                                            transfer contributions
                                                                                            are permitted under
                                                                                            the Rollover IRA
                                                                                            contract.
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
18 CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                AVAILABLE
CONTRACT        FOR ANNUITANT        MINIMUM                                                        LIMITATIONS ON
TYPE            ISSUE AGES           CONTRIBUTIONS                      SOURCE OF CONTRIBUTIONS     CONTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------
Roth            o 20 through 90      $5,000 (initial)                   o Rollovers from another    o For annuitants up to
Conversion IRA                                                            Roth IRA.                   age 83 at contract
                o 20 through 85 in   $1,000 (additional)                                              issue, additional
                  New York and                                          o Conversion rollovers        contributions may be
                  Pennsylvania                                            from a traditional IRA.     made up to age 84.

                                                                        o Direct transfers from     o For annuitants age 84
                                                                          another Roth IRA.           and older at contract
                                                                                                      issue additional
                                                                                                      contributions may be
                                                                                                      made up to one year
                                                                                                      beyond your issue age.

                                                                                                    o Conversion rollovers
                                                                                                      after age 70 1/2 must
                                                                                                      be net of required
                                                                                                      minimum distributions
                                                                                                      for the traditional IRA
                                                                                                      you are rolling over.

                                                                                                    o You cannot roll over
                                                                                                      funds from a
                                                                                                      traditional IRA if your
                                                                                                      adjusted gross income
                                                                                                      is $100,000 or more.

                                                                                                    o Regular after-tax
                                                                                                      contributions are not
                                                                                                      permitted.

                                      Only rollover and direct transfer contributions are permitted under the Roth
                                      Conversion IRA contract.
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  19
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

   >
---------------------------------------------------------------------------------------------------------------------------
                AVAILABLE
CONTRACT        FOR ANNUITANT        MINIMUM                                                  LIMITATIONS ON
TYPE            ISSUE AGES           CONTRIBUTIONS                SOURCE OF CONTRIBUTIONS     CONTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------

Rollover TSA    o 20 through 90      $5,000 (initial)             o Rollovers from another    o For annuitants up to
                                                                    TSA contract or             age 83 at contract
                o 20 through 85 in   $1,000 (additional)            arrangement.                issue, additional
                  New York and                                                                  contributions may be
                  Pennsylvania                                    o Rollovers from a            made up to age 84.
                                                                    traditional IRA which
                                                                    was a "conduit" for       o For annuitants age 84
                                                                    TSA funds previously        and older at contract
                                                                    rolled over.                issue additional
                                                                                                contributions may be
                                                                  o Direct transfers from       made up to one year
                                                                    another contract or         beyond your issue age.
                                                                    arrangement under
                                                                    Section 403(b) of the     o Contributions after
                                                                    Internal Revenue Code,      age 70 1/2 must be net
                                                                    complying with IRS          of required minimum
                                                                    Revenue Ruling 90-24.       distributions.

                                This contract is not necessarily available in your state.
---------------------------------------------------------------------------------------------------------------------------
QP              20 through 75        $5,000 (initial)             o Only transfer            o Regular ongoing
                                                                    contributions from an      payroll contributions
                                     $1,000 (additional)            existing qualified plan    are not permitted.
                                                                    trust as a change of
                                                                    investment vehicle       o No additional transfer
                                                                    under the plan.            contributions after
                                                                                               age 76.
                                                                  o The plan must be
                                                                    qualified under Section  o For defined benefit
                                                                    401(a) of the Internal     plans, employee
                                                                    Revenue Code.              contributions are not
                                                                                               permitted.
                                                                  o For 401(k) plans,
                                                                    transferred              o Contributions after age
                                                                    contributions may only     70 1/2 must be net of
                                                                    include employee           any required minimum
                                                                    pre--tax contributions.     distributions.

                       Please refer to Appendix I for a discussion of purchase considerations of QP contracts.
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
20  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
               AVAILABLE
CONTRACT       FOR ANNUITANT       MINIMUM                                                     LIMITATIONS ON
TYPE           ISSUE AGES          CONTRIBUTIONS                   SOURCE OF CONTRIBUTIONS     CONTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------
Flexible       20 through 70       o $2,000 (initial)              o "Regular" traditional     o No regular IRA
Premium IRA                                                          IRA contributions.          contributions in the
                                   o $50 (additional after                                       calendar year you turn
                                     the first contract year)      o Rollovers from a            age 70 1/2 and
                                                                     qualified plan.             thereafter.

                                                                   o Rollovers from a TSA.     o Total regular
                                                                                                 contributions may not
                                                                   o Rollovers from another      exceed $2,000 for a
                                                                     traditional individual      year.
                                                                     retirement arrangement.
                                                                                               o No additional rollover
                                                                   o Direct custodian-           or direct transfer
                                                                     to-custodian transfers      contributions after
                                                                     from another                age 71.
                                                                     traditional individual
                                                                     retirement                o Rollover and direct
                                                                     arrangement.                transfer contributions
                                                                                                 after age 70 1/2 must
                                                                                                 be net of required
                                                                                                 minimum distributions.


                             Although we accept rollover and direct transfer contributions under the Flexible Premium IRA contract, we intend that this contract be used for ongoing regular contributions. Please refer to "Withdrawals, Payments and transfers of funds out of traditional IRAs" in "Tax
                             Information" for a discussion of conduit IRAs.
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  21
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
             AVAILABLE
CONTRACT     FOR ANNUITANT           MINIMUM                                                     LIMITATIONS ON
TYPE         ISSUE AGES              CONTRIBUTIONS                   SOURCE OF CONTRIBUTIONS     CONTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------
Flexible     o 20 through 90         o $2,000 (initial)              o Regular after-tax         o For annuitants up to
Premium Roth                                                           contributions.              age 83 at contract
IRA          o 20 through 85 in      o $50 (additional after                                       issue, additional
               New York and            the first contract year)      o Rollovers from another      contributions may be
               Pennsylvania                                            Roth IRA.                   made up to age 84.

                                                                     o Conversion rollovers      o For annuitants age 84
                                                                       from a traditional IRA.     and older at contract
                                                                                                   issue additional
                                                                     o Direct transfers from       contributions may be
                                                                       another Roth IRA.           made up to one year
                                                                                                   beyond your issue age.

                                                                                                 o Contributions are
                                                                                                   subject to income
                                                                                                   limits and other tax
                                                                                                   rules. See
                                                                                                   "Contributions to Roth
                                                                                                   IRAs" in "Tax
                                                                                                   information."

                                      Although we accept rollover and direct transfer contributions under the Flexible
                                      Premium Roth IRA contract, we intend that this contract be used for ongoing regular contributions.
---------------------------------------------------------------------------------------------------------------------------


See "Tax information" for a more detailed discussion of sources of contributions and certain contribution limitations. We may refuse to accept any contribution if the sum of all contributions under all Equitable Accumulator contracts with the same annuitant would then total more than $1,500,000. We reserve the right to limit aggregate contributions made after the first contract year to 150% of first--year contributions. We may also refuse to accept any contribution if the sum of all contributions under all Equitable Life annuity accumulation contracts that you own would then total more than $2,500,000.

For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" in "More information" later in this prospectus.

--------------------------------------------------------------------------------
22  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different than the owner. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

Under all IRA and Rollover TSA contracts, the owner and annuitant must be the same person.


Under QP contracts, the owner must be the trustee of the qualified plan and the annuitant must be the plan participant/employee. See Appendix I for more information on QP contracts.


--------------------------------------------------------------------------------
A "participant" is an individual who is currently, or was formerly, participating in an eligible employer's QP or TSA plan.
--------------------------------------------------------------------------------

HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to Equitable Life. We do not accept third-party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

For your convenience, we will accept initial and additional contributions by wire transmittal from certain broker-dealers who have agreements with us for this purpose. Additional contributions may also be made under our automatic investment program. These methods of payment are discussed in detail in "More information" later in this prospectus.

Your initial contribution must generally be accompanied by an application and any other form we need to process the payments. If any information is missing or unclear, we will try to obtain that information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information.

--------------------------------------------------------------------------------
Our "business day" is any day the New York Stock Exchange is open for trading.
--------------------------------------------------------------------------------

SECTION 1035 EXCHANGES

You may apply the value of an existing nonqualified deferred annuity contract (or life insurance or endowment contract) to purchase an Equitable Accumulator NQ contract in a tax-free exchange if you follow certain procedures as shown in the form that we require you to use. Also see "Tax information" later in this prospectus.

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

Your investment options are the variable investment options, the fixed maturity options, and the account for special dollar cost averaging.


VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. Listed below are the currently available portfolios, their investment objectives, and heir advisers.

--------------------------------------------------------------------------------
You can choose from among the variable investment options.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  23
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIOS OF EQ ADVISORS TRUST
-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                     OBJECTIVE                                                ADVISER
-----------------------------------------------------------------------------------------------------------------------------------
                                   High level of current income while preserving
Alliance Money Market              assets and maintaining liquidity                         Alliance Capital Management L.P.
-----------------------------------------------------------------------------------------------------------------------------------
                                   High return by maximizing current income and,
                                   to the extent consistent with that objective,
Alliance High Yield                capital appreciation                                     Alliance Capital Management L.P.
-----------------------------------------------------------------------------------------------------------------------------------
                                   Long-term growth of capital and increasing
Alliance Common Stock              income                                                   Alliance Capital Management L.P.
-----------------------------------------------------------------------------------------------------------------------------------

EQ/Aggressive Stock                Long-term growth of capital                              Alliance Capital Management L.P.

-----------------------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth          Long-term growth of capital                              Alliance Capital Management L.P.
-----------------------------------------------------------------------------------------------------------------------------------

EQ/Alliance Technology*            Long-term growth of capital                              Alliance Capital Management L.P.

-----------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth         Long-term growth of capital                              Alliance Capital Management L.P.
-----------------------------------------------------------------------------------------------------------------------------------
                                   Replicate as closely as possible (before
                                   deduction of portfolio expenses) the
                                   total return of the Standard & Poor's
                                   500 Composite Stock
BT Equity 500 Index                Price Index                                             Bankers Trust Company
-----------------------------------------------------------------------------------------------------------------------------------
                                   Replicate as closely as possible (before
                                   deduction of portfolio expenses) the total return
BT Small Company Index             of the Russell 2000 Index                               Bankers Trust Company
-----------------------------------------------------------------------------------------------------------------------------------
                                   Replicate as closely as possible (before
                                   deduction of portfolio expenses) the total return
                                   of the Morgan Stanley Capital International
BT International Equity Index      Europe, Australia, Far East Index                       Bankers Trust Company
-----------------------------------------------------------------------------------------------------------------------------------
Capital Guardian U.S. Equity       Long-term growth of capital                             Capital Guardian Trust Company
-----------------------------------------------------------------------------------------------------------------------------------
Capital Guardian Research          Long-term growth of capital                             Capital Guardian Trust Company
-----------------------------------------------------------------------------------------------------------------------------------
                                   Long-term growth of capital by investing
Capital Guardian International     primarily in non--United States equity securities       Capital Guardian Trust Company
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen                       Capital appreciation                                    Evergreen Asset Management Corp.
-----------------------------------------------------------------------------------------------------------------------------------
                                   In order of priority, reasonable income,
EQ/Evergreen Foundation            conservation of capital, and capital appreciation       Evergreen Asset Management Corp.
-----------------------------------------------------------------------------------------------------------------------------------
                                   High total return consistent with moderate risk
JPM Core Bond                      of capital and maintenance of liquidity                 J. P. Morgan Investment Management Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Lazard Large Cap Value             Capital appreciation                                    Lazard Asset Management
-----------------------------------------------------------------------------------------------------------------------------------
Lazard Small Cap Value             Capital appreciation                                    Lazard Asset Management
-----------------------------------------------------------------------------------------------------------------------------------


* Anticipated to become available on or about May 1, 2000, subject to regulatory clearance.

--------------------------------------------------------------------------------
24 CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


PORTFOLIOS OF EQ ADVISORS TRUST (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                      OBJECTIVE                                          ADVISER
-----------------------------------------------------------------------------------------------------------------------------------
MFS Growth with Income              Reasonable current income and long-term        Massachusetts Financial Services Company
                                    growth of capital and income
-----------------------------------------------------------------------------------------------------------------------------------
MFS Research                        Long-term growth of capital and future income  Massachusetts Financial Services Company
-----------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth                 Long-term capital growth                       Massachusetts Financial Services Company
 Companies
-----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity    Capital appreciation and secondarily, income   Merrill Lynch Asset Management, L.P.
-----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy        High total investment return                   Merrill Lynch Asset Management, L.P.
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging             Long-term capital appreciation                 Morgan Stanley Asset Management
 Markets Equity
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income           Capital growth, current income is a secondary  Putnam Investment Management, Inc.
 Value                              objective
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth          Long-term growth of capital and any increased  Putnam Investment Management, Inc.
                                    income that results from this growth
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity      Capital appreciation                           Putnam Investment Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------


Other important information about the portfolios is included in the prospectus for EQ Advisors Trust attached at the end of this prospectus.

FIXED MATURITY OPTIONS

We offer fixed maturity options with maturity dates ranging from one to ten years. You can allocate your contributions to one or more of these fixed maturity options. These amounts become part of our general account assets. They will accumulate interest at the "rate to maturity" for each fixed maturity option. The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount." The fixed maturity options are generally not available in contracts issued in Maryland.

--------------------------------------------------------------------------------
Fixed maturity options range from one to ten years to maturity.
--------------------------------------------------------------------------------

The rate to maturity you will receive for each fixed maturity option is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution. If you make any withdrawals or transfers from a fixed maturity option before the maturity date, we will make a "market value adjustment" that may increase or decrease any fixed maturity amount you have left in that fixed maturity option. We discuss the market value adjustment below and in greater detail later in this prospectus in "More information."

--------------------------------------------------------------------------------
                                               CONTRACT FEATURES AND BENEFITS 25
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


On the maturity date of a fixed maturity option your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution, to the date of the calculation. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amounts will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

FIXED MATURITY OPTIONS AND MATURITY DATES. We currently offer fixed maturity options ending on February 15th for each of the maturity years 2001 through 2010. Not all of these fixed maturity options will be available for annuitant ages 76 and older. See "Allocating your contributions" below. As fixed maturity options expire, we expect to add maturity years so that generally 10 fixed maturity options are available at any time.

We will not accept allocations to a fixed maturity option if on the date the contribution is to be applied:

o the fixed maturity option's maturity date is within the current calendar year; or


o    the rate to maturity is 3% or less.


YOUR CHOICES AT THE MATURITY DATE. We will notify you on or before December 31st of the year before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the conditions listed above or in "Allocating your contributions," below would apply:

(a) transfer the maturity value into another available fixed maturity option or into any of the variable investment options; or

(b) withdraw the maturity value (there may be a withdrawal charge).

If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the fixed maturity option that will mature next.

MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender of your contract, or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. The amount of the adjustment will depend on two factors:

(a) the difference between the rate to maturity that applies to the amount being withdrawn and the rate to maturity in effect at that time for new allocations to that same fixed maturity option, and

(b) the length of time remaining until the maturity date.

In general, if interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.


We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, in "More information" later in this prospectus. Appendix II of this prospectus provides an example of how the market value adjustment is calculated.

--------------------------------------------------------------------------------
26 CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

The account for special dollar cost averaging is part of our general account. We pay interest at guaranteed rates in this account. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically, according to procedures that we have. We reserve the right to change these procedures.

We guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. Your guaranteed interest rate for the time period you select will be shown in your contract. The rate will never be less than 3%.

ALLOCATING YOUR CONTRIBUTIONS

You may choose from among three ways to allocate your contributions under your contract: self-directed, principal assurance, or dollar cost averaging.

SELF--DIRECTED ALLOCATION

You may allocate your contributions to one or more, or all, of the variable investment options and fixed maturity options. Allocations must be in whole percentages and you may change your allocations at any time. However, the total of your allocations must equal 100%. If the annuitant is age 76 or older, you may allocate contributions to fixed maturity options if their maturities are five years or less. Also, you may not allocate amounts to fixed maturity options with maturity dates that are later than the February 15th immediately following the date annuity payments are to begin.

PRINCIPAL ASSURANCE ALLOCATION

Under this allocation program you select a fixed maturity option. We specify the portion of your initial contribution to be allocated to that fixed maturity option in an amount that will cause the maturity value to equal the amount of your entire initial contribution on the fixed maturity option's maturity date. The maturity date you select generally may not be later than 10 years, or earlier than 7 years from your contract date. You allocate the rest of your contribution to the variable investment options however you choose.


For example, if your initial contribution is $10,000, and on January 18, 2000 you chose the fixed maturity option with a maturity date of February 15, 2010, since the rate to maturity was 6.15% on January 18, 2000, we would have allocated $5,478.00 to that fixed maturity option and the balance to your choice of variable investment options. On the maturity date your value in the fixed maturity option would be $10,000.


The principal assurance allocation is only available for annuitant ages 75 or younger when the contract is issued. If you are purchasing a Rollover IRA, Flexible Premium IRA, QP, or Rollover TSA contract, before you select a maturity year that would extend beyond the year in which you will reach age 70 1/2, you should consider whether your value in the variable investment options, or your other traditional IRA or TSA funds are sufficient to meet your required minimum distributions. See "Tax information."

You may not elect principal assurance if the special dollar cost averaging program is in effect.

DOLLAR COST AVERAGING

We offer two dollar cost averaging programs. Each program allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses.

--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
--------------------------------------------------------------------------------


SPECIAL DOLLAR COST AVERAGING PROGRAM. Under the special dollar cost averaging program, you may choose to allocate all or a portion of any eligible contribution to the account for special dollar cost averaging. Currently the only

--------------------------------------------------------------------------------
                                               CONTRACT FEATURES AND BENEFITS 27
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


eligible contribution is your initial contribution; however, we may permit other contributions to contracts sold in the future to be eligible for the special dollar cost averaging program. You must allocate at least $2,000 to the account for special dollar cost averaging for this program. In Pennsylvania we refer to this program as "enhanced rate special dollar cost averaging."

You may have your account value transferred to any of the variable investment options. We will transfer amounts from the account for special dollar cost averaging into the variable investment options over an available time period that you select. We offer time periods of 6, 12, or 18 months. We may also offer other time periods. Your financial professional can provide information on the time periods currently available in your state, or you may contact our processing office. You may only select one time period for each eligible contribution. Each time period has a different interest rate. Once you select a time period, you may not change it. Currently, your account value will be transferred from the account for special dollar cost averaging into the variable investment options on a monthly basis. We may offer this program in the future with transfers on a different basis. We will transfer all amounts out of the account for special dollar cost averaging by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month.

If you choose to allocate only a portion of an eligible contribution to the account for special dollar cost averaging, the remaining balance of that contribution will be allocated to the variable investment options or fixed maturity options according to your instructions.

--------------------------------------------------------------------------------
The account for special dollar cost averaging provides guaranteed interest.
--------------------------------------------------------------------------------

The only amounts that should be transferred from the account for special dollar cost averaging are your regularly scheduled transfers to the variable investment options. If you request to transfer or withdraw any other amounts from the account for special dollar cost averaging, we will transfer all of the value that you have remaining in the account for special dollar cost averaging attributable to the affected contribution to the investment options according to the allocation percentages we have on file for you. You may ask us to cancel your participation at any time.

In the state of Oregon where the account for special dollar cost averaging is not available, we offer a special dollar cost averaging program in the Alliance Money Market option for allocation of your entire initial contribution. Under this program we will not deduct the mortality and expense risks, administrative charges and distribution charges from assets in the Alliance Money Market option. You may not allocate amounts other than your initial contribution to this program.


GENERAL DOLLAR COST AVERAGING PROGRAM. If your value in the Alliance Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other variable investment options. You can select to have transfers made on a monthly, quarterly, or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the Alliance Money Market option have been transferred out.

The minimum amount that we will transfer each time is $250. The maximum amount we will transfer is equal to your value in the Alliance Money Market option at the time the program is elected, divided by the number of transfers scheduled to be made.

If, on any transfer date, your value in the Alliance Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.

                           -----------------


You may not elect dollar cost averaging or special dollar cost averaging if you are participating in the rebalancing

--------------------------------------------------------------------------------
28 CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


program. See "Transferring your money among investment options." You may not elect the special dollar cost averaging program if the principal assurance program is in effect.



YOUR BENEFIT BASE

The benefit base is used to calculate the guaranteed minimum income benefit, the 5% roll up to age 80, and the 5% roll up to age 70 guaranteed minimum death benefits. See "Our baseBUILDER option" and "Guaranteed minimum death benefit" below. The benefit base is equal to:

o your initial contribution and any additional contributions to the contract;
  plus



o daily interest; less


o a deduction that reflects any withdrawals you make (the amount of the deduction is described under "How withdrawals affect your guaranteed minimum income benefit and guaranteed minimum death benefit" in "Accessing your money"); less

o a deduction for any withdrawal charge remaining when you exercise your guaranteed minimum income benefit; and less

o a deduction for any outstanding loan plus accrued interest on the date that you exercise your guaranteed minimum income benefit (applies to Rollover TSA only).

The effective annual interest rate credited to the benefit base is:

o 5% for the benefit base with respect to the variable investment options (other than the Alliance Money Market option) and the account for special dollar cost averaging; and

o 3% for the benefit base with respect to the Alliance Money Market option, the fixed maturity options and the loan reserve account.


No interest is credited after the annuitant is age 80.


--------------------------------------------------------------------------------
Your benefit base is not an account value or a cash value.
--------------------------------------------------------------------------------

ANNUITY PURCHASE FACTORS

Annuity purchase factors are the factors applied to determine your periodic payments under the guaranteed minimum income benefit, annuity payout options. The guaranteed minimum income benefit is discussed under "Our baseBUILDER option" and annuity payout options, are all discussed in "Accessing your money" later in this prospectus. The guaranteed annuity purchase factors are those factors specified in your contract. The current annuity purchase factors are those factors that are in effect at any given time. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the annuitant's (and any joint annuitant's) age and sex in certain instances.

OUR baseBUILDER OPTION

The baseBUILDER option offers you a guaranteed minimum income benefit combined with the guaranteed minimum death benefit available under the contract. The baseBUILDER benefit is available if the annuitant is between the ages of 20 and 75 at the time the contract is issued. There is an additional charge for the baseBUILDER benefit which is described under "baseBUILDER benefit charge" in "Charges and expenses."

The guaranteed minimum income benefit component of baseBUILDER is described below. Whether you elect baseBUILDER or not, the guaranteed minimum death benefit is provided under the contract. The guaranteed minimum death benefit is described under "Guaranteed minimum death benefit." baseBUILDER is currently not available in New York.

The guaranteed minimum income benefit guarantees you a minimum amount of fixed income for your life (or the life of a joint annuitant, if applicable) under our life annuity payout option. For more information on the life annuity payout option, see "Your annuity payout options" in "Accessing your money" later in this prospectus.

--------------------------------------------------------------------------------
                                               CONTRACT FEATURES AND BENEFITS 29
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The guaranteed minimum income benefit, which is also known as a living benefit, should be regarded as a safety net only. It provides income protection if you elect an income payout while the annuitant is alive.
--------------------------------------------------------------------------------


When you exercise the guaranteed minimum income benefit, the annual lifetime income that you will receive under the life annuity payout option will be the greater of (i) your guaranteed minimum income benefit which is calculated by applying your benefit base at guaranteed annuity purchase factors, or (ii) the income provided by applying your actual account value at our then current annuity purchase factors.

When you elect to receive annual lifetime income, your contract will terminate and you will receive a life annuity payout option. You will begin receiving payments one payment period after the life annuity payout option is issued. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death. There is no continuation of benefits following the annuitant's (or joint annuitant's, if applicable) death.


Before you elect baseBUILDER, you should consider the fact that the guaranteed minimum income benefit provides a form of insurance and is based on conservative actuarial factors. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.


ILLUSTRATIONS OF GUARANTEED MINIMUM INCOME BENEFIT. The table below illustrates the guaranteed minimum income benefit amounts per $100,000 of initial contribution, for a male annuitant age 60 (at issue) on the contract date anniversaries indicated, using the guaranteed annuity purchase factors as of the date of this prospectus, assuming no additional contributions, withdrawals, or loans under Rollover TSA contracts, and assuming there were no allocations to the Alliance Money Market, Alliance Intermediate Government Securities options, or the fixed maturity options.

--------------------------------------------------------------------------------
                                              GUARANTEED MINIMUM
           CONTRACT DATE              INCOME BENEFIT -- ANNUAL INCOME
     ANNIVERSARY AT EXERCISE                  PAYABLE FOR LIFE
--------------------------------------------------------------------------------
               10                                 $10,816
               15                                 $16,132
--------------------------------------------------------------------------------

EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT. On each contract date anniversary that you are eligible to exercise the guaranteed minimum income benefit, we will send you an eligibility notice illustrating how much income could be provided as of the contract anniversary. You may notify us within 30 days following the contract date anniversary if you want to exercise the guaranteed minimum income benefit. You must return your contract to us in order to exercise this benefit. The amount of income you actually receive will be determined when we receive your request to exercise the benefit. You will begin receiving payments one payment period after the life annuity payout contract is issued.

You (or the successor annuitant/owner, if applicable) will be eligible to exercise the guaranteed minimum income benefit as follows:

o If the annuitant was at least age 20 and no older than age 44 when the contract was issued, you are eligible to exercise the guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 15th contract date anniversary.

o If the annuitant was at least age 45 and no older than age 49 when the contract was issued, you are eligible to exercise the guaranteed minimum income benefit within 30 days following each contract date anniversary after the annuitant is age 60.

o If the annuitant was at least age 50 and no older than age 75 when the contract was issued, you are eligible to exercise the guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 10th contract date anniversary.

--------------------------------------------------------------------------------
30 CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


(i) the latest date you may exercise the guaranteed minimum income benefit is the contract date anniversary following the annuitant's 85th birthday;

(ii) if the annuitant was age 75 when the contract was issued, the only time you may exercise the guaranteed minimum income benefit is within 30 days following the first contract date anniversary that it becomes available;

(iii) if the annuitant was older than age 60 at the time an IRA, QP or Rollover TSA contract was issued, the baseBUILDER may not be an appropriate feature because the minimum distributions required by tax law must begin before the guaranteed minimum income benefit can be exercised; and

(iv) For QP and Rollover TSA contracts, if you are eligible to exercise your guaranteed minimum income benefit, we will first roll over amounts in such contract to a Rollover IRA contract. You will be the owner of the Rollover IRA contract.


GUARANTEED MINIMUM DEATH BENEFIT

A guaranteed minimum death benefit is provided as part of the baseBUILDER benefit. A guaranteed minimum death benefit is also provided under your contract even if you do not elect baseBUILDER. In this case, the baseBUILDER benefit charge does not apply.

GUARANTEED MINIMUM DEATH BENEFIT APPLICABLE FOR ANNUITANT AGES 0 THROUGH 79 AT ISSUE OF NQ CONTRACTS; 20 THROUGH 79 AT ISSUE OF ROLLOVER IRA, ROTH CONVERSION IRA, FLEXIBLE PREMIUM ROTH IRA, AND ROLLOVER TSA CONTRACTS; 20 THROUGH 70 AT ISSUE OF FLEXIBLE PREMIUM IRA CONTRACTS; AND 20 THROUGH 75 AT ISSUE OF QP CONTRACTS.

You must elect either the "5% roll up to age 80" or the "annual ratchet to age 80" guaranteed minimum death benefit when you apply for a contract. Once you have made your election, you may not change it.



5% ROLL UP TO AGE 80. This guaranteed minimum death benefit is equal to the benefit base described earlier in "Your benefit base." This guaranteed minimum death benefit is not available in New York.

ANNUAL RATCHET TO AGE 80. On the contract date, your guaranteed minimum death benefit equals your initial contribution. Then, on each contract date anniversary, we will determine your guaranteed minimum death benefit by comparing your current guaranteed minimum death benefit to your account value on that contract date anniversary. If your account value is higher than your guaranteed minimum death benefit, we will increase your guaranteed minimum death benefit to equal your account value. On the other hand, if your account value on the contract date anniversary is less than your guaranteed minimum death benefit, we will not adjust your guaranteed minimum death benefit either up or down. If you make additional contributions, we will increase your current guaranteed minimum death benefit by the dollar amount of the contribution on the date the contribution is allocated to your investment options. If you take a withdrawal from your contract, we will reduce your guaranteed minimum death benefit on the date you take the withdrawal.


GUARANTEED MINIMUM DEATH BENEFIT APPLICABLE FOR ANNUITANT AGES 80 THROUGH 90 AT ISSUE OF NQ, ROLLOVER IRA, ROTH CONVERSION IRA, FLEXIBLE PREMIUM ROTH IRA, AND ROLLOVER TSA CONTRACTS.

On the contract date, your guaranteed minimum death benefit equals your initial contribution. Thereafter, it will be increased by the dollar amount of any additional contributions. We will reduce your guaranteed minimum death benefit if you take any withdrawals.

Please see "How withdrawals affect your guaranteed minimum income benefit and guaranteed minimum death benefit" in "Accessing your money" for information on how withdrawals affect your guaranteed minimum death benefit. For contracts issued in New York, the guaranteed minimum death benefit at the annuitant's death will never be less than

--------------------------------------------------------------------------------
                                               CONTRACT FEATURES AND BENEFITS 31
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


your value in the variable investment options, plus the sum of the fixed maturity amounts in each fixed maturity option.


See Appendix III for an example of how we calculate the guaranteed minimum death benefit.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract directly to our Processing Office within 10 days after you receive it. If state law requires, this "free look" period may be longer.

Generally, your refund will equal your account value under the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct), (ii) any positive or negative market value adjustments in the fixed maturity options, and (iii) any guaranteed interest in the account for special dollar cost averaging, through the date we receive your contract. Some states require that we refund the full amount of your contribution (not reflecting (i), (ii) or (iii) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.

We may require that you wait six months before you may apply for a contract with us again if:

o  you cancel your contract during the free look period; or

o you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" for possible consequences of cancelling your contract.

In addition to the cancellation right described above, if you fully convert an existing traditional IRA contract to a Roth Conversion IRA or Flexible Premium Roth IRA contract, you may cancel your Roth Conversion IRA contract and return to a Rollover IRA or Flexible Premium IRA contract, whichever applies. Our Processing Office, or your financial professional, can provide you with the cancellation instructions.

--------------------------------------------------------------------------------
32 DETERMINING YOUR CONTRACT'S VALUE
--------------------------------------------------------------------------------

2
Determining your contract's value
--------------------------------------------------------------------------------


YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the (i) values you have in the variable investment options, (ii) market adjusted amounts in the fixed maturity options,
(iii) value in the account for special dollar cost averaging, and (iv) value you have in the loan reserve account (applies for Rollover TSA contracts only). These amounts are subject to certain fees and charges discussed in "Charges and expenses."

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value less (i) the total amount or a pro rata portion of the annual administrative charge (applicable for Flexible Premium IRA and Flexible Premium Roth IRA contracts only); (ii) any applicable withdrawal charges; and (iii) the amount of any outstanding loan plus accrued interest (applicable to Rollover TSA contracts only). Please see "Surrendering your contract to receive its cash value" in "Accessing your money."

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, less daily charges for:

(i)    mortality and expense risks;

(ii)   administrative expenses; and

(iii)  distribution charges.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)    increased to reflect additional contributions;

(ii) decreased to reflect a withdrawal (plus applicable withdrawal charges);

(iii) increased to reflect a transfer into, or decreased to reflect a transfer out of a variable investment option; and

(iv) decreased to reflect a transfer of your loan amount to the loan reserve account under a Rollover TSA contract.

In addition, when we deduct the baseBUILDER benefit charge the number of units credited to your contract will be reduced. Your units are also reduced under Flexible Premium IRA and Flexible Premium Roth IRA contracts when we deduct the annual administrative charge. A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS


Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value.

YOUR CONTRACT'S VALUE IN THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

Your value in the account for special dollar cost averaging at any time will equal your contribution allocated to that option, plus interest, less the sum of all amounts that have been transferred to the variable investment options you have selected.

--------------------------------------------------------------------------------
                             TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS 33
--------------------------------------------------------------------------------
3
Transferring your money among investment options

--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

o You may not transfer any amount to the account for special dollar cost averaging.


o You may not transfer to a fixed maturity option that matures in the current calendar year, or that has a rate to maturity of 3% or less.


o If the annuitant is 76 or older, you must limit your transfers to fixed maturity options to those with maturities of five years or less. Also, the maturity dates may be no later than the February 15th immediately following the date annuity payments are to begin.

o If you make transfers out of a fixed maturity option other than at its maturity date the transfer may cause a market value adjustment.


You may request a transfer in writing, or by telephone using TOPS. (We anticipate that transfers will be available online by using EQAccess on or about May 1, 2000.) You must send in all written transfer requests directly to our processing office. Transfer requests should specify:


(1) the contract number,

(2) the dollar amounts or percentages of your current account value to be transferred, and

(3) the investment options to and from which you are transferring.


We may, at any time, restrict the use of market timers and other agents acting under a power of attorney who are acting on behalf of more than one contract owner. Any agreements to use market timing services to make transfers are subject to our rules in effect at that time.


We will confirm all transfers in writing.

REBALANCING YOUR ACCOUNT VALUE

We currently offer a rebalancing program that you can use to automatically reallocate your account value among the variable investment options. You must tell us:

(a) the percentage you want invested in each variable investment option (whole percentages only), and

(b) how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis. Rebalancing will occur on the same day of the month as the contract date).

While your rebalancing program is in effect, we will transfer amounts among each variable investment option so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value in the variable investment options must be ncluded in the rebalancing program.

--------------------------------------------------------------------------------
Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional or ther financial adviser before electing the program.
--------------------------------------------------------------------------------

You may elect the rebalancing program at any time. You may also change your allocation instructions or cancel the program at any time. If you request a transfer while the rebalancing program is in effect, we will process the transfer as requested; the rebalancing program will remain in effect unless you request that it be canceled in writing.


You may not elect the rebalancing program if you are participating in the dollar cost averaging program or special dollar cost averaging program. Rebalancing is not available for amounts you have allocated in the fixed maturity options.

--------------------------------------------------------------------------------
34 ACCESSING YOUR MONEY
--------------------------------------------------------------------------------

4
Accessing your money
--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. For the tax consequences of withdrawals, see "Tax information."


--------------------------------------------------------------------------------
                                          METHOD OF WITHDRAWAL
--------------------------------------------------------------------------------
                                               SUBSTANTIALLY     MINIMUM
 CONTRACT              LUMP SUM    SYSTEMATIC      EQUAL       DISTRIBUTION
--------------------------------------------------------------------------------
 NQ                      Yes          Yes           No              No
--------------------------------------------------------------------------------
 Rollover IRA            Yes          Yes           Yes             Yes
--------------------------------------------------------------------------------
 Flexible
   Premium IRA*          Yes          Yes           Yes             Yes
--------------------------------------------------------------------------------
 Roth Conversion
   IRA                   Yes          Yes           Yes             No
--------------------------------------------------------------------------------
 Flexible Premium
   Roth IRA              Yes          Yes           Yes             No
--------------------------------------------------------------------------------
 QP                      Yes          No            No              Yes
--------------------------------------------------------------------------------
 Rollover TSA            Yes*         No            No              Yes
--------------------------------------------------------------------------------
 * For some Rollover TSA contracts, your ability to take withdrawals, loans or surrender your contract may be limited. You must provide withdrawal restriction information when you apply for a contract. See "Tax Sheltered Annuity contracts (TSAs)" in "Tax information."

LUMP SUM WITHDRAWALS
(All contracts)

You may take lump sum withdrawals from your account value at any time. (Rollover TSA contracts may have restrictions.) The minimum amount you may withdraw is $1,000. If you request to withdraw more than 90% of a contract's current cash value we will treat it as a request to surrender the contract for its cash value. See "Surrendering your contract to receive its cash value" below.

Lump sum withdrawals in excess of the 15% free withdrawal amount (see "15% free withdrawal amount" in "Charges and expenses") may be subject to a withdrawal charge. Under Rollover TSA contracts, if a loan is outstanding, you may only take lump sum withdrawals as long as the cash value remaining after any withdrawal equals at least 10% of the outstanding loan plus accrued interest.

SYSTEMATIC WITHDRAWALS
(NQ and all IRA contracts)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value.

You may take systematic withdrawals on a monthly, quarterly, or annual basis as long as the withdrawals do not exceed the following percentages of your account value: 1.2% monthly, 3.6% quarterly, and 15.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, we will make the withdrawals on the same calendar day of the month as the contract date. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin.


You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59 1/2 and 70 1/2.


You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a lump sum withdrawal. You can cancel the systematic withdrawal option at any time.

Systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a lump sum withdrawal previously taken in the same contract year, the systematic withdrawal exceeds the 15% free withdrawal amount.

SUBSTANTIALLY EQUAL WITHDRAWALS
(All IRA contracts)

The substantially equal withdrawals option allows you to receive distributions from your account value without

--------------------------------------------------------------------------------
                                                         ACCESSING YOUR MONEY 35
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

triggering the 10% additional federal tax penalty, which normally applies to distributions made before age 59 1/2. See "Tax information." Once you begin to take substantially equal withdrawals, you should not stop them or change the pattern of your withdrawals until the later of age 59 1/2 or five full years after the first withdrawal. If you stop or change the withdrawals or take a lump sum withdrawal, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on those withdrawals.

You may elect to take substantially equal withdrawals at any time before age
59 1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. You may not elect to receive the first payment in the same contract year in which you took a lump sum withdrawal. We will calculate the amount of your substantially equal withdrawals. The payments will be made monthly, quarterly, or annually as you select. These payments will continue until we receive written notice from you to cancel this option or you take a lump sum withdrawal. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same contract year in which you took a lump sum withdrawal. We will calculate the new withdrawal amount.

You may not elect substantially equal withdrawals if you have balances in the account for special dollar cost averaging.

Substantially equal withdrawals are not subject to a withdrawal charge.

MINIMUM DISTRIBUTION WITHDRAWALS
(Rollover IRA, Flexible Premium IRA, QP, and
Rollover TSA contracts only -- See "Tax information")

We offer the minimum distribution withdrawal option to help you meet required minimum distributions under federal income tax rules. You may elect this option in the year in which you reach age 70 1/2. The minimum amount we will pay out is $250. You may elect the method you want us to use to calculate your minimum distribution withdrawals from the choices we offer. Currently, minimum distribution withdrawal payments will be made annually.

We do not impose a withdrawal charge on minimum distribution withdrawals except if when added to a lump sum withdrawal previously taken in the same contract year, the minimum distribution withdrawal exceeds the 15% free withdrawal amount.

We will calculate your annual payment based on your account value at the end of the prior calendar year based on the method you choose.

Under Rollover TSA contracts, you may not elect minimum distribution withdrawals if a loan is outstanding.

--------------------------------------------------------------------------------
For Rollover IRA, Flexible Premium IRA, QP, and Rollover TSA contracts, we will send a form outlining the distribution options available before you reach age
70 1/2 (if you have not begun your annuity payments before that time).
--------------------------------------------------------------------------------

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE


Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options. If there is insufficient value or no value in the variable investment options, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options in order of the earliest maturity date(s) first and then from the account for special dollar cost averaging. A market value adjustment may apply to withdrawals from the fixed maturity options.


HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT AND GUARANTEED MINIMUM DEATH BENEFIT


Withdrawals will reduce your guaranteed benefits on either a dollar-for-dollar basis or on a pro rata basis as explained below:

--------------------------------------------------------------------------------
36 ACCESSING YOUR MONEY
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


INCOME BENEFIT AND DEATH BENEFIT

5% roll up to age 80 or age 70 -- If you elect the 5% roll up to age 80 or 5% roll up to age 70 guaranteed minimum death benefit, your benefit base will be reduced on a dollar-for-dollar basis as long as the sum of your withdrawals in a contract year is 5% or less of the guaranteed minimum death benefit on the most recent contract date anniversary. Once you take a withdrawal that causes the sum of your withdrawals in a contract year to exceed 5% of the guaranteed minimum death benefit on the most recent contract date anniversary, that withdrawal and any subsequent withdrawals in that same contract year will reduce your benefit base and current guaranteed minimum death benefit on a pro rata basis.

The timing of your withdrawals and whether they exceed the 5% threshold described above can have a significant impact on your guaranteed minimum income benefit or guaranteed minimum death benefit.

Annual ratchet to age 80 -- If you elect the annual ratchet to age 80 guaranteed minimum death benefit, each withdrawal will always reduce your benefit base and current guaranteed minimum death benefit on a pro rata basis.

Annuitant issue ages 80 through 90 -- If your contract was issued when the annuitant was between ages 80 and 90, each withdrawal will always reduce your benefit base and current guaranteed minimum death benefit on a pro rata basis.


                              ---------------------

Reduction on a dollar-for-dollar basis means that your current benefit will be reduced by the dollar amount of the withdrawal. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit by that same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your guaranteed minimum death benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x.40) and your new guaranteed minimum death benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

LOANS UNDER ROLLOVER TSA CONTRACTS

You may take loans from a Rollover TSA unless restricted by the employer who provided the Rollover TSA funds. If you cannot take a loan, or cannot take a loan without approval from the employer who provided the funds, we will have this information in our records based on what you and the employer who provided the funds told us when you purchased your contract. The employer must also tell us whether special employer plan rules of the Employee Retirement Income Security Act of 1974 ("ERISA") apply. We will not permit you to take a loan while you are taking minimum distribution withdrawals.

You should read the terms and conditions on our loan request form carefully before taking out a loan. Under Rollover TSA contracts subject to ERISA, you may only take a loan with the written consent of your spouse. Your contract contains further details of the loan provision. Also, see "Tax information" for general rules applicable to loans.

We will permit you to have only one loan outstanding at a time. The minimum loan amount is $1,000. The maximum amount is $50,000 or, if less, 50% of your account value, subject to any limits under the federal income tax rules. The term of a loan is five years. However, if you use the loan to acquire your primary residence, the term is 10 years. The term may not extend beyond the earliest of:

(1) the date annuity payments begin,

(2) the date the contract terminates, and

(3) the date a death benefit is paid (the outstanding loan will be deducted from the death benefit amount).

Interest will accrue daily on your outstanding loan at a rate we set. The loan interest rate will be equal to the Moody's Corporate Bond Yield Averages for Baa bonds for the calendar month ending two months before the first day of the calendar quarter in which the rate is determined.

LOAN RESERVE ACCOUNT. On the date your loan is processed, we will transfer the amount of your loan to the loan reserve account. Unless you specify otherwise, we will subtract your loan on a pro rata basis from your value in the

--------------------------------------------------------------------------------
                                                         ACCESSING YOUR MONEY 37
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


variable investment options. If there is insufficient value or no value in the variable investment options, any additional amount of the loan will be subtracted from the fixed maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply.

We will credit interest to the amount in the loan reserve account at a rate of 2% lower than the loan interest rate that applies for the time your loan is outstanding. On each contract date anniversary after the date the loan is processed, we will transfer the amount of interest earned in the loan reserve account to the variable investment options on a pro rata basis. When you make a loan repayment, unless you specify otherwise, we will transfer the dollar amount of the loan repaid from the loan reserve account to the investment options according to the allocation percentages we have on our records.

SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while the annuitant is living and before you begin to receive annuity payments. (Rollover TSA contracts may have restrictions.) For a surrender to be effective, we must receive your written request and your contract at our Processing Office. We will determine your cash value on the date we receive the required information. All benefits under the contract will terminate as of that date.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information."

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1) the New York Stock Exchange is closed or restricts trading,

(2) sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable because of an emergency, or

(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the fixed maturity options and the account for special dollar cost averaging (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery service at your expense.

YOUR ANNUITY PAYOUT OPTIONS

Equitable Accumulator offers you several choices of annuity payout options. Some enable you to receive fixed annuity payments, which can be either level or increasing, and others enable you to receive variable annuity payments.


You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the annuitant's age at contract issue. In addition, you may receive only fixed level life annuity payments if you elect the guaranteed minimum income benefit under baseBUILDER.

--------------------------------------------------------------------------------
38 ACCESSING YOUR MONEY
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------
 Fixed annuity payout options     Life annuity
                                  Life annuity with period
                                   certain
                                  Life annuity with refund
                                   certain
                                  Period certain annuity
--------------------------------------------------------------
 Variable Immediate Annuity       Life annuity (not available
   payout options                  in New York)
                                  Life annuity with period
                                   certain
--------------------------------------------------------------
 Income Manager payout            Life annuity with period
   options (available for          certain
   annuitants age 83 or less      Period certain annuity
   at contract issue)
--------------------------------------------------------------

o Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

o Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contracts that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

o Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This guaranteed period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide details.

FIXED ANNUITY PAYOUT OPTION

With fixed annuities, we guarantee fixed annuity payments that will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable annuities may be funded through your choice of variable investment options investing in portfolios of EQ Advisors Trust. The contract also offers a fixed annuity option that can be elected in combination with the variable annuity payout options. The amount of each variable annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate.

--------------------------------------------------------------------------------
                                                         ACCESSING YOUR MONEY 39
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INCOME MANAGER PAYOUT OPTIONS

The Income Manager payout annuity contracts differ from the other payout annuity contracts. The other payout annuity contracts provide higher or lower income levels, but do not have all the features of the Income Manager payout annuity contract. You may request an illustration of the Income Manager payout annuity contract from your financial professional. Income Manager payout options are described in a separate prospectus that is available from your financial professional. Before you select an Income Manager payout option, you should read the prospectus which contains important information that you should know.

Both Income Manager payout options provide guaranteed level payments (NQ and IRA contracts). The Income Manager (life annuity with period certain) also provides guaranteed increasing payments (NQ contracts only). You may not elect a period certain Income Manager payout option unless withdrawal charges are no longer in effect under your Equitable Accumulator.

For QP and Rollover TSA contracts, if you want to elect an Income Manager payout option, we will first roll over amounts in such contract to a Rollover IRA contract. You will be the owner of the Rollover IRA contract.

You may choose to apply only part of the account value of your Equitable Accumulator contract to an Income Manager payout annuity. In this case, we will consider any amounts applied as a withdrawal from your Equitable Accumulator and we will deduct any applicable withdrawal charge. For the tax consequences of withdrawals, see "Tax information."

Depending upon your circumstances, the purchase of an Income Manager contract may be done on a tax-free basis. Please consult your tax adviser.

THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

The amount applied to purchase an annuity payout option varies, depending on the payout option that you choose, and the timing of your purchase as it relates to any withdrawal charges or market value adjustments.

If amounts in a fixed maturity option are used to purchase any annuity payout option, prior to the maturity date, a market value adjustment will apply.



o For the fixed annuity payout options and Variable Immediate Annuity payout options, no withdrawal charge is imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain.


o For the fixed annuity payout option, the withdrawal charge applicable under your Equitable Accumulator is imposed if you select a period certain. If the period certain is more than 5 years, then the withdrawal charge deducted will not exceed 5% of the account value.

For the Income Manager payout options, the following applies:

o No withdrawal charge is imposed under the Equitable Accumulator. If the withdrawal charge that otherwise would have been applied to your account value under your Equitable Accumulator is greater than 2% of the contributions that remain in your contract at the time you purchase your payout option, the withdrawal charges under the Income Manager will apply. For this purpose, the year in which your account value is applied to the payout option will be "contract year 1."

SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin unless you are applying only some of your account value to an Income Manager contract. The contract owner and annuitant must meet the issue age and payment requirements.


You can choose the date annuity payments begin but it may not be earlier than thirteen months from the Equitable Accumulator contract date. Except with respect to the Income Manager annuity payout options, where payments are made on the 15th day of each month, you can change

--------------------------------------------------------------------------------
40 ACCESSING YOUR MONEY
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month. Also, that date may not be later than:

(i) if the annuitant was not older than age 83 when the contract was issued, the contract date anniversary that follows the annuitant's 90th birthday;

(ii) if the annuitant was age 84 but not older than age 88 when the contract was issued the annuitant's age at issue plus seven years; and

(iii) if the annuitant was age 89 or 90 when the contract was issued, age 95.

(iv) for contracts issued in New York, by the annuitant's 90th birthday.

The above may be different in some states.


Before the last date by which your annuity payments must begin, we will notify you by letter. Once you have selected an annuity payout option and payments have begun, no change can be made other than; (i) transfers (if permitted in the future) among the variable investment options if a Variable Immediate Annuity payout option is selected; and (ii) withdrawals or contract surrender (subject to a market value adjustment) if an Income Manager annuity payout option is chosen.


The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier.

In no event will you ever receive payments under a fixed option or an initial payment under a variable option of less than the minimum amounts guaranteed by the contract.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

--------------------------------------------------------------------------------
                                                         CHARGES AND EXPENSES 41
--------------------------------------------------------------------------------
5
Charges and expenses
--------------------------------------------------------------------------------


CHARGES THAT EQUITABLE LIFE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

o A mortality and expense risks charge

o An administrative charge

o A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

o On each contract date anniversary -- an annual administrative charge if applicable (Flexible Premium IRA and Flexible Premium Roth IRA contracts only).

o At the time you make certain withdrawals or surrender your contract -- a withdrawal charge.

o If you elect the optional benefit -- a charge for the optional baseBUILDER benefit.

o At the time annuity payments are to begin -- charges for state premium and other applicable taxes. An annuity administrative fee may also apply.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" below.

To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your financial professional for more information.

MORTALITY AND EXPENSE RISKS CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the guaranteed minimum death benefit. The daily charge is equivalent to an annual rate of 1.10% of the net assets in each variable investment option.

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

ADMINISTRATIVE CHARGE


We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. The daily charge is equivalent to an annual rate of 0.25% of the net assets in each variable investment option. We reserve the right under the contracts to increase this charge to an annual rate of 0.35%.

DISTRIBUTION CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. The daily charge is equivalent to an annual rate of 0.20% of the net assets in each variable investment option.


ANNUAL ADMINISTRATIVE CHARGE (FLEXIBLE PREMIUM IRA AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY)

Under Flexible Premium IRA and Flexible Premium Roth IRA contracts, we deduct an administrative charge from your account value on each contract date anniversary. We deduct the charge if your account value on the last business day of the contract year is less than $25,000. If your account value on such date is $25,000 or more, we do not deduct the charge. During the first two contract years, the charge is

--------------------------------------------------------------------------------
42 CHARGES AND EXPENSES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.

We will deduct this charge from your value in the variable investment options on a pro rata basis. If there is not enough value in the variable investment options, we will deduct all or a portion of the charge from the fixed maturity options in order of the earliest maturity date(s) first. If you surrender your contract during the contract year we will deduct a pro rata portion of the charge.

WITHDRAWAL CHARGE

A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 15% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value.

The withdrawal charge equals a percentage of the contributions withdrawn. The percentage that applies depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

--------------------------------------------------------------------------------
                                  CONTRACT YEAR
--------------------------------------------------------------------------------
                     1       2      3       4       5      6      7      8+
--------------------------------------------------------------------------------
 Percentage of
   contribution      7%      6%     5%      4%      3%     2%     1%     0%

For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1." Amounts withdrawn up to the free withdrawal amount are not considered withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information."

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.


For annuitants that are ages 84 and 85 when the contract is issued in New York State or Pennsylvania, the withdrawal charge will be computed in the same manner as for other contracts, except that the withdrawal charge schedule will be different. For these New York contracts, the withdrawal charge schedule will be 5% of each contribution made in the first contract year, decreasing by 1% each subsequent contract year to 0% in the sixth and later contract years.


The withdrawal charge does not apply in the circumstances described below.

ANNUITANT AGES 86 THROUGH 90 WHEN THE CONTRACT IS ISSUED. The withdrawal charge does not apply under the contract if the annuitant is age 86 or older when the contract is issued.

15% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 15% of your account value without paying a withdrawal charge. The 15% free withdrawal amount is determined using your account value on the most recent contract date anniversary, minus any other withdrawals made during the contract year. The 15% free withdrawal amount does not apply if you surrender your contract.


Note the following special rule for NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value, less contributions that have not been withdrawn (earnings in the contract), and (2) the 15% free withdrawal amount defined above.


DISABILITY, TERMINAL ILLNESS OR CONFINEMENT TO NURSING HOME. The withdrawal charge does not apply if:


o The annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

--------------------------------------------------------------------------------
                                                         CHARGES AND EXPENSES 43
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

o We receive proof satisfactory to us (including certification by a licensed physician) that the annuitant's life expectancy is six months or less; or

o The annuitant has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

     - its main function is to provide skilled, intermediate, or custodial nursing care;

     - it provides continuous room and board to three or more persons;

     - it is supervised by a registered nurse or licensed practical nurse;

     - it keeps daily medical records of each patient;

     - it controls and records all medications dispensed; and

     - its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the disability is caused by a preexisting condition or a condition that began within 12 months of the contract date. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our Processing Office.

BASEBUILDER BENEFIT CHARGE


If you elect the baseBUILDER, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the guaranteed minimum income benefit, elect another annuity payout option, or the contract date anniversary after the annuitant reaches age 85, whichever occurs first. The charge is equal to 0.30% of the benefit base in effect on the contract date anniversary.


We will deduct this charge from your value in the variable investment options on a pro rata basis. If there is not enough value in the variable investment options, we will deduct all or a portion of the charge from the fixed maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES


We deduct a charge designed to approximate certain applicable taxes such as premium taxes that may be imposed on us in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed by us varies by state and ranges from 0% to 3.5% (1% in Puerto Rico and 5% in the U.S. Virgin Islands).

VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION ADMINISTRATIVE FEE

We deduct a fee of $350 from the amount to be applied to the Variable Immediate Annuity payout option.


CHARGES THAT EQ ADVISORS TRUST DEDUCTS

EQ Advisors Trust deducts charges for the following types of fees and expenses:

o Management fees ranging from 0.25% to 1.15%.

o 12b-1 fees of 0.25%.

o Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

o Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of EQ Advisors Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. For more information about

--------------------------------------------------------------------------------
44 CHARGES AND EXPENSES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
these charges, please refer to the prospectus for EQ Advisors Trust following this prospectus.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge or the mortality and expense risks charge, or change the minimum initial contribution requirements. We also may change the guaranteed minimum income benefit and the guaranteed minimum death benefit, or offer variable investment options that invest in shares of EQ Advisors Trust that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, ERISA, or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that result in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.

--------------------------------------------------------------------------------
                                                     PAYMENT OF DEATH BENEFIT 45
--------------------------------------------------------------------------------
6
Payment of death benefit
--------------------------------------------------------------------------------

YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time. The change will be effective on the date the written request for the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request. Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. You may be limited as to the beneficiary you can designate in a Rollover TSA contract. In a QP contract, the beneficiary must be the trustee.


The death benefit is equal to your account value, or, if greater, the guaranteed minimum death benefit. The guaranteed minimum death benefit is part of your contract, whether you select the baseBUILDER benefit or not. We determine the amount of the death benefit (other than the guaranteed minimum death benefit) as of the date we receive satisfactory proof of the annuitant's death and any required instructions for the method of payment. We determine the amount of the guaranteed minimum death benefit as of the date of the annuitant's death. Under Rollover TSA contracts we will deduct the amount of any outstanding loan plus accrued interest from the amount of the death benefit.


EFFECT OF THE ANNUITANT'S DEATH

If the annuitant dies before the annuity payments begin, we will pay the death benefit to your beneficiary.


Generally, the death of the annuitant terminates the contract. However, a beneficiary spouse of the owner/annuitant can choose to be treated as the successor owner/annuitant and continue the contract. Only a spouse can be a successor owner/annuitant. A successor owner/annuitant can only be named under NQ and IRA contracts.

For IRA contracts, a beneficiary may be able to have limited ownership as discussed under "Beneficiary continuation option" below.


WHEN AN NQ CONTRACT OWNER DIES BEFORE THE ANNUITANT

Under certain conditions the owner can change after the original owner's death. When you are not the annuitant under an NQ contract and you die before annuity payments begin, the beneficiary named to receive the death benefit upon the annuitant's death will automatically become the successor owner. If you do not want the beneficiary to be the successor owner, you should name a successor owner. You may name a specific successor owner that will become the successor owner at any time by sending satisfactory notice to our processing office. If the contract is jointly owned and the first owner to die is not the annuitant, the surviving owner becomes the sole contract owner. This person will be considered the successor owner for purposes of the distribution rules described in this section. The surviving owner automatically takes the place of any other beneficiary designation.

Unless the surviving spouse of the owner who has died (or in the case of a joint ownership situation, the surviving spouse of the first owner to die) is the successor owner for this purpose, the entire interest in the contract must be distributed under the following rules:

o The cash value of the contract must be fully paid to the designated beneficiary (new owner) by December 31st of the fifth calendar year after your death (or in a joint ownership situation, the death of the first owner to die).

o The successor owner may instead elect to receive the cash value as a life annuity (or payments for a period certain of not longer than the new owner's life expectancy). Payments must begin no later than December 31st following the calendar year of the non-annuitant owner's death. Unless this alternative is elected, we will pay any cash value on December 31st of the fifth calendar year following the year of your death (or the death of the first owner to die).

o If the surviving spouse is the successor owner or joint owner, the spouse may elect to continue the contract. No distributions are required as long as the surviving spouse and annuitant are living.

--------------------------------------------------------------------------------
46 PAYMENT OF DEATH BENEFIT
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


HOW DEATH BENEFIT PAYMENT IS MADE


We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an annuity payout option as of the time of the annuitant's death, the beneficiary will receive the death benefit in a single sum. However, subject to any exceptions in the contract, our rules and any applicable requirements under federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See "Your annuity payout options" in "Accessing your money" earlier in this prospectus. Please note that any annuity payout option chosen may not extend beyond the life expectancy of the beneficiary.


SUCCESSOR OWNER AND ANNUITANT

If you are both the contract owner and the annuitant, and your spouse is the sole beneficiary or the joint owner, then your spouse may elect to receive the death benefit or continue the contract as successor owner/annuitant.

If your surviving spouse decides to continue the contract, then on the contract date anniversary following your death, we will increase the account value to equal your current guaranteed minimum death benefit, if it is higher than the account value. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract. Thereafter, withdrawal charges will no longer apply to this amount. Withdrawal charges will apply if you make additional contributions. These additional contributions will be withdrawn only after all other amounts have been withdrawn. In determining whether the guaranteed minimum death benefit will continue to grow, we will use your surviving spouse's age (as of the contract date anniversary).


BENEFICIARY CONTINUATION OPTION

Upon your death under a Rollover IRA, Flexible Premium IRA, Roth Conversion IRA or Flexible Premium Roth IRA contract, a beneficiary may generally elect to keep the contract in your name and receive distributions under the contract instead of receiving the death benefit in a single sum. In order to elect this option, the beneficiary must be an individual. (Certain trusts with only individual beneficiaries will be treated as individuals.) This election must be made within 60 days following the date we receive proof of your death. We will increase the account value to equal the death benefit if the death benefit is greater than the account value. Except as noted in the next sentence, the beneficiary continuation option will be available on or after May 1, 2000, depending on when we receive regulatory clearance in your state. For Rollover IRA and Flexible Premium IRA contracts, a similar beneficiary continuation option will be available until the beneficiary continuation option described in this prospectus is available. Please contact our processing office for further information.

Under the beneficiary continuation option:

o The contract continues in your name for the benefit of your beneficiary but no additional contributions will be permitted.

o The beneficiary may make transfers among the investment options.

o The guaranteed minimum income benefit and the death benefit (including the guaranteed minimum death benefit) provisions will no longer be in effect.

o The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges will apply. Any partial withdrawal must be at least $1,000.

o Upon the death of the beneficiary, any remaining death benefit will be paid in a lump sum to the person the beneficiary chooses.

--------------------------------------------------------------------------------
                                                     PAYMENT OF DEATH BENEFIT 47
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


For Traditional IRA contracts only, if you die AFTER the "Required Beginning Date" for required minimum distributions (see "Tax information"), the contract will continue if:

(a) You were receiving minimum distribution withdrawals from this contract; and

(b) The pattern of minimum distribution withdrawals you chose was based in part on the life of the designated beneficiary.

The withdrawals will then continue to be paid to the beneficiary on the same basis as you chose before your death. We will be able to tell your beneficiary whether this option is available. You should contact our processing office for further information.

For all of the above contracts, If you die BEFORE the Required Beginning Date (and therefore you were not taking minimum distribution withdrawals under the contract) the beneficiary may choose one of the following two beneficiary continuation options.

1. Payments over life expectancy period. The beneficiary can receive annual minimum distributions based on the beneficiary's life expectancy. If there is more than one beneficiary, the shortest life expectancy is used. These minimum distributions must begin by December 31st of the calendar year following the year of your death. In some situations, a spouse beneficiary may choose to delay beginning these minimum distributions until the December 31st of the calendar year in which you would have turned age 70 1/2.

2. Five Year Rule. The beneficiary can take withdrawals as desired. If the beneficiary does not withdraw the entire account value by the December 31st of the fifth calendar year following your death, we will pay any amounts remaining under the contract to the beneficiary by that date. If you have more than one beneficiary, and one of them elects this option, then all of your beneficiaries will receive this option.

--------------------------------------------------------------------------------
48 TAX INFORMATION
--------------------------------------------------------------------------------

7
Tax Informaiton
--------------------------------------------------------------------------------


OVERVIEW

In this part of the prospectus, we discuss the current federal income tax rules that generally apply to Equitable Accumulator contracts owned by United States taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, Rollover IRA, Flexible Premium IRA, Roth Conversion IRA, Flexible Premium Roth IRA, QP, or Rollover TSA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax, and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the contract, rights under the contract, or payments under the contract may be subject to gift or estate taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

If you are buying a contract to fund a retirement plan that already provides tax deferral under sections of the Internal Revenue Code (IRA, QP, and Rollover
TSA), you should do so for the contract's features and benefits other than tax deferral. In such situations, the tax deferral of the contract does not provide additional benefits.

TRANSFERS AMONG INVESTMENT OPTIONS


You can make transfers among investment options inside the contract without triggering taxable income. If the IRS determines that making transfers among investment options causes the annuity owner to be treated as the owner of the assets funding the annuity contract, then such transfers will trigger taxation for a nonqualified annuity contract. As of the date of this prospectus, the IRS has not made this determination.


TAXATION OF NONQUALIFIED ANNUITIES

CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

o if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person).

All nonqualified deferred annuity contracts that Equitable Life and its affiliates issue to you during the same calendar year are linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

ANNUITY PAYMENTS

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your "investment in the contract." Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

--------------------------------------------------------------------------------
                                                              TAX INFORMATION 49
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments.


Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

PAYMENTS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a return of your investment in the contract and is not taxable.

CONTRACTS PURCHASED THROUGH EXCHANGES

You may purchase your NQ contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

o the contract that is the source of the funds you are using to purchase the NQ contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

o the owner and the annuitant are the same under the source contract and the Equitable Accumulator NQ contract. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

The tax basis of the source contract carries over to the Equitable Accumulator NQ contract.


A recent case permitted an owner to direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to a different insurer to purchase a new nonqualified deferred annuity contract on a tax-deferred basis. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.


SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59 1/2 a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. The extra penalty tax does not apply to pre-age 59 1/2 distributions made:

o on or after your death; or

o because you are disabled (special federal income tax definition); or

o in the form of substantially equal periodic annuity payments for your life (or life expectancy) or the joint lives (or joint life expectancy) of you and a beneficiary.

SPECIAL RULES FOR NQ CONTRACTS ISSUED IN PUERTO RICO

Under current law we treat income from NQ contracts as U.S. source. A Puerto Rico resident is subject to U.S. taxation on such U.S. source income. Only Puerto Rico source income

--------------------------------------------------------------------------------
50 TAX INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


of Puerto Rico residents is excludable from U.S. taxation. Income from NQ contracts is also subject to Puerto Rico tax. The calculation of the taxable portion of amounts distributed from a contract may differ in the two jurisdictions. Therefore, you might have to file both U.S. and Puerto Rico tax returns, showing different amounts of income from the contract for each tax return. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid. Depending on your personal situation and the timing of the different tax liabilities, you may not be able to take full advantage of this credit.

INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets for the benefit of the IRA owner. The assets can include mutual funds and certificates of deposit. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

o Traditional IRAs, typically funded on a pre-tax basis including SEP-IRAs and SIMPLE-IRAs, issued and funded in connection with employer-sponsored retirement plans; and

o Roth IRAs, first available in 1998, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments.


You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained from any IRS district office or the IRS website (http://www.irs.gov).


Equitable Life designs its traditional IRA contracts to qualify as "individual retirement annuities" under Section 408(b) of the Internal Revenue Code. You may purchase the contract as a traditional IRA or Roth IRA. The traditional IRAs we offer are the Rollover IRA and Flexible Premium IRA. The versions of the Roth IRA available are the Roth Conversion IRA and Flexible Premium Roth IRA. This prospectus contains the information that the IRS requires you to have before you purchase an IRA. This section of the prospectus covers some of the special tax rules that apply to IRAs. The next section covers Roth IRAs. Education IRAs are not discussed in this prospectus because they are not available in individual retirement annuity form.

The Equitable Accumulator IRA contract has been approved by the IRS as to form for use as a traditional IRA. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The IRS approval does not address every feature possibly available under the Equitable Accumulator IRA contract. Although we do not have IRS approval as to form, we believe that the version of the Roth IRA currently offered complies with the requirements of the Internal Revenue Code.

CANCELLATION

You can cancel an Equitable Accumulator IRA contract by following the directions under "Your right to cancel within a certain number of days" in "Contract features and benefits" earlier in the prospectus. You can cancel an Equitable Accumulator Roth Conversion IRA contract issued as a result of a full conversion of an Equitable Accumulator Rollover IRA or Flexible Premium IRA contract by following the instructions in the request for full conversion form. The form is available from our Processing Office or your financial professional. If you cancel an IRA contract, we may have

--------------------------------------------------------------------------------
                                                              TAX INFORMATION 51
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to a traditional IRA:

o regular contributions out of earned income or compensation; or

o tax-free "rollover" contributions; or

o direct custodian-to-custodian transfers from other traditional IRAs ("direct transfers").


Regular traditional IRA, direct transfer, and rollover contributions may be made to a Flexible Premium IRA contract.


REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS

LIMITS ON CONTRIBUTIONS. Generally, $2,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) in any taxable year. When your earnings are below $2,000, your earned income or compensation for the year is the most you can contribute. This $2,000 limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70 1/2 or any tax year after that.

SPECIAL RULES FOR SPOUSES. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $2,000, married individuals filing jointly can contribute up to $4,000 for any taxable year to any combination of traditional IRAs and Roth IRAs. (Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa.) The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $2,000 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age
70 1/2 or over can contribute up to the lesser of $2,000 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70 1/2.

DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a tax year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

IF YOU ARE NOT COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, you can make fully deductible contributions to your traditional IRAs for each tax year up to $2,000 or, if less, your earned income.

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your adjusted gross income (AGI) is BELOW THE LOWER DOLLAR FIGURE IN A PHASE-OUT RANGE, you can make fully deductible contributions to your traditional IRAs. For each tax year, your fully deductible contribution can be up to $2,000 or, if less, your earned income.

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your AGI falls within a PHASE-OUT range, you can make PARTIALLY DEDUCTIBLE CONTRIBUTIONS to your traditional IRAs.

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your AGI falls ABOVE THE HIGHER FIGURE IN THE PHASE-OUT RANGE, you may not deduct any of your regular contributions to your traditional IRAs.


If you are single and covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $32,000 and

--------------------------------------------------------------------------------
52 TAX INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

$42,000 in 2000. This range will increase every year until 2005 when the range is $50,000-$60,000.

If you are married and file a joint return, and you are covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $52,000 and $62,000 in 2000. This range will increase every year until 2007 when the range is $80,000-$100,000.


Married individuals filing separately and living apart at all times are not considered married for purposes of this deductible contribution calculation. Generally, the active participation in an employer-sponsored retirement plan of an individual is determined independently for each spouse. Where spouses have "married filing jointly" status, however, the maximum deductible traditional IRA contribution for an individual who is not an active participant (but whose spouse is an active participant) is phased out for taxpayers with AGI of between $150,000 and $160,000.


To determine the deductible amount of the contribution in 2000, you determine AGI and subtract $32,000 if you are single, or $52,000 if you are married and file a joint return with your spouse. The resulting amount is your excess AGI. You then determine the limit on the deduction for traditional IRA contributions using the following formula:



($10,000-excess AGI)            times     $2,000 (or earned     Equals     the adjusted
------------------------------                                             deductible
  divided by $10,000              x        income, if less)        =       contribution
                                                                           limit



NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the nonworking spouse's traditional IRA) may not, however, exceed the maximum $2,000 per person limit. See "Excess contributions" below. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" below.

If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a tax year.

EXCESS CONTRIBUTIONS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

o    regular contributions of more than $2,000; or

o regular contributions of more than earned income for the year, if that amount is under $2,000; or

o    regular contributions to a traditional IRA made after you reach age 70 1/2;
     or

o rollover contributions of amounts which are not eligible to be rolled over. For example, after-tax contributions to a qualified plan or minimum distributions required to be made after age 70 1/2.

You can avoid the excise tax by withdrawing an excess contribution (rollover or regular) before the due date (including extensions) for filing your federal income tax return for the year. If it is an excess regular traditional IRA contribution, you cannot take a tax deduction for the amount withdrawn. You do not have to include the excess contribution withdrawn as part of your income. It is also not subject to the 10% additional penalty tax on early

--------------------------------------------------------------------------------
                                                              TAX INFORMATION 53
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


distributions, discussed below under "Early distribution penalty tax." You do have to withdraw any earnings that are attributed to the excess contribution. The withdrawn earnings would be included in your gross income and could be subject to the 10% penalty tax.

Even after the due date for filing your return, you may withdraw an excess rollover contribution, without income inclusion or 10% penalty, if:

(1) the rollover was from a qualified retirement plan to a traditional IRA;

(2) the excess contribution was due to incorrect information that the plan provided; and

(3) you took no tax deduction for the excess contribution.

RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

ROLLOVERS AND TRANSFERS

Rollover contributions may be made to a traditional IRA from these sources:

o    qualified plans;

o TSAs (including Internal Revenue Code Section 403(b)(7) custodial accounts); and

o    other traditional IRAs.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

ROLLOVERS FROM QUALIFIED PLANS OR TSAS

There are two ways to do rollovers:

o Do it yourself
  You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your qualified plan or TSA will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

o Direct rollover
  You tell your qualified plan trustee or TSA issuer/custodian/fiduciary to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a TSA or qualified plan are eligible rollover distributions, unless the distribution is:

o    only after-tax contributions you made to the plan; or

o "required minimum distributions" after age 70 1/2 or separation from service; or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

o    a hardship withdrawal; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o    corrective distributions that fit specified technical tax rules; or

o    loans that are treated as distributions; or

o    a death benefit payment to a beneficiary who is not your surviving spouse;
     or

o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.

ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the

--------------------------------------------------------------------------------
54 TAX INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds.
Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS.

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Earnings in traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract, and annuity payments from your contract. Death benefits are also taxable. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. You must keep permanent tax records of all of your nondeductible contributions to traditional IRAs. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

In addition, a distribution is not taxable if:

o the amount received is a withdrawal of excess contributions, as described under "Excess contributions" above; or

o the entire amount received is rolled over to another traditional IRA (see "Rollovers and transfers" above); or

o in certain limited circumstances, where the traditional IRA acts as a "conduit," you roll over the entire amount into a qualified plan or TSA that accepts rollover contributions. To get this conduit traditional IRA treatment:

  o the source of funds you used to establish the traditional IRA must have been a rollover contribution from a qualified plan; and

  o the entire amount received from the traditional IRA (including any earnings on the rollover contribution) must be rolled over into another qualified plan within 60 days of the date received.

Similar rules apply in the case of a TSA.

However, you may lose conduit treatment if you make an eligible rollover distribution contribution to a traditional IRA and you commingle this contribution with other contributions. In that case, you may not be able to roll over these eligible rollover distribution contributions and earnings to another qualified plan or TSA at a future date. The Rollover IRA contract can be used as a conduit IRA if amounts are not commingled.

Distributions from a traditional IRA are not eligible for favorable five-year averaging (or, in some cases, ten-year averaging and long-term capital gain treatment) available to certain distributions from qualified plans.

--------------------------------------------------------------------------------
                                                              TAX INFORMATION 55
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


REQUIRED MINIMUM DISTRIBUTIONS

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs beginning at age 70 1/2.

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April
1). Distributions must start no later than your Required Beginning Date, which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

Account-based method. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a life expectancy factor from IRS tables. This gives you the required minimum distribution amount for that particular IRA for that year. The required minimum distribution amount will vary each year as the account value and your life expectancy factors change.

You have a choice of life expectancy factors, depending on whether you choose a method based only on your life expectancy, or the joint life expectancies of you and another individual. You can decide to "recalculate" your life expectancy every year by using your current life expectancy factor. You can decide instead to use the "term certain" method, where you reduce your life expectancy by one every year after the initial year. If your spouse is your designated beneficiary for the purpose of calculating annual account-based required minimum distributions, you can also annually recalculate your spouse's life expectancy if you want. If you choose someone who is not your spouse as your designated beneficiary for the purpose of calculating annual account-based required minimum distributions, you have to use the term certain method of calculating that person's life expectancy. If you pick a nonspouse designated beneficiary, you may also have to do another special calculation.

You can later apply your traditional IRA funds to a life annuity-based payout. You can only do this if you already chose to recalculate your life expectancy annually (and your spouse's life expectancy if you select a spousal joint annuity). For example, if you anticipate exercising your guaranteed minimum income benefit or selecting any other form of life annuity payout after you are age 70 1/2, you must have elected to recalculate life expectancies.

Annuity-based method. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method and a different beneficiary for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan, and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? No, unless you affirmatively select an annuity payout option or an account-based withdrawal option such as our minimum distribution withdrawal option. Because the options we offer do not cover every option permitted under federal income tax rules, you may prefer to do your own required minimum distribution calculations for one or more of your traditional IRAs.

--------------------------------------------------------------------------------
56 TAX INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry--back or carry--forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa. However, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that your age 70 1/2 is approaching. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? If you die after either (a) the start of annuity payments, or (b) your Required Beginning Date, your beneficiary must receive payment of the remaining values in the contract at least as rapidly as under the distribution method before your death. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2.

If you die before your Required Beginning Date and before annuity payments begin, federal income tax rules require complete distribution of your entire value in the contract within five years after your death. Payments to a designated beneficiary over the beneficiary's life or over a period certain that does not extend beyond the beneficiary's life expectancy are also permitted, if these payments start within one year of your death. A surviving spouse beneficiary can also (a) delay starting any payments until you would have reached age 70 1/2 or (b) roll over your traditional IRA into his or her own traditional IRA.

SUCCESSOR ANNUITANT AND OWNER

If your spouse is the sole primary beneficiary and elects to become the successor annuitant and owner, no death benefit is payable until your surviving spouse's death.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% will apply if you have not reached age 59 1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. The extra penalty tax does not apply to pre-age 59 1/2 distributions made:

o  on or after your death; or

o  because you are disabled (special federal income tax definition); or

o used to pay certain extraordinary medical expenses (special federal income tax definition); or

o used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

o  used to pay certain first-time home buyer expenses (special

--------------------------------------------------------------------------------
                                                              TAX INFORMATION 57
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


   federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

o used to pay certain higher education expenses (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.

To meet this last exception, you could elect to apply your contract value to an Income Manager (life annuity with a period certain) payout annuity contract (level payments version). You could also elect the substantially equal withdrawals option. We will calculate the substantially equal annual payments under a method we select based on guidelines issued by the IRS (currently contained in IRS Notice 89-25, Question and Answer 12). Although substantially equal withdrawals and Income Manager payments are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" above. Once substantially equal withdrawals or Income Manager annuity payments begin, the distributions should not be stopped or changed until the later of your reaching age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from your contract as changing your pattern of substantially equal withdrawals or Income Manager payments for purposes of determining whether the penalty applies.

ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."

The Equitable Accumulator Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A and 408(b) of the Internal Revenue Code.

CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

o regular after-tax contributions out of earnings; or

o taxable rollover contributions from traditional IRAs ("conversion" contributions); or

o tax-free rollover contributions from other Roth IRAs; or

o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").

Regular after-tax, direct transfer, and rollover contributions may be made to a Flexible Premium Roth IRA contract. We only permit direct transfer and rollover contributions under the Roth Conversion IRA contract. See "Rollovers and direct transfers" below. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

REGULAR CONTRIBUTIONS TO ROTH IRAS

LIMITS ON REGULAR CONTRIBUTIONS. Generally, $2,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) in any taxable year. This $2,000 limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $2,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion above under traditional IRAs.

--------------------------------------------------------------------------------
58 TAX INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


With a Roth IRA, you can make regular contributions when you reach 70 1/2, as long as you have sufficient earnings. But, you cannot make contributions for any year that:

o your federal income tax filing status is "married filing jointly" and your adjusted gross income is over $160,000; or

o your federal income tax filing status is "single" and your adjusted gross income is over $110,000.

However, you can make regular Roth IRA contributions in reduced amounts when:

o your federal income tax filing status is "married filing jointly" and your adjusted gross income is between $150,000 and $160,000; or

o your federal income tax filing status is "single" and your adjusted gross income is between $95,000 and $110,000.

If you are married and filing separately and your adjusted gross income is between $0 and $10,000 the amount of regular contributions you are permitted to make is phased out. If your adjusted gross income is more than $10,000 you cannot make regular Roth IRA contributions.

WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.

ROLLOVERS AND DIRECT TRANSFERS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS? You may make rollover contributions to a Roth IRA from only two sources:

o  another Roth IRA ("tax-free rollover contribution"); or

o another traditional IRA, including a SEP-IRA or SIMPLE-IRA, in a taxable conversion rollover ("conversion contribution").

You may not make contributions to a Roth IRA from a qualified plan under
Section 401(a) of the Internal Revenue Code, or a TSA under Section 403(b) of the Internal Revenue Code. You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over, or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee, or issuer to transfer the first Roth IRA funds directly to Equitable Life, as the Roth IRA issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth
IRA). You can also make rollover transactions between identical plan types. However, you can only use rollover transactions between different plan types (for example, traditional IRA to Roth IRA).

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

CONVERSION CONTRIBUTIONS TO ROTH IRAS.

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Unlike a

--------------------------------------------------------------------------------
                                                              TAX INFORMATION 59
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

rollover from a traditional IRA to another traditional IRA, the conversion rollover transaction is not tax-free. Instead, the distribution from the traditional IRA is generally fully taxable. For this reason, we are required to withhold 10% federal income tax from the amount converted unless you elect out of such withholding. If you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax free.

There is, however, no early distribution penalty tax on the traditional IRA withdrawal that you are converting to a Roth IRA, even if you are under age 59 1/2.

You cannot make conversion contributions to a Roth IRA for any taxable year in which your adjusted gross income exceeds $100,000. For this purpose, your adjusted gross income is computed without the gross income stemming from the traditional IRA conversion. You also cannot make conversion contributions to a Roth IRA for any taxable year in which your federal income tax filing status is "married filing separately."

Finally, you cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA are subject to the annual required minimum distribution rule applicable to traditional IRAs beginning at age
70 1/2.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract, and annuity payments from your contract. Death benefits are also distributions.

The following distributions from Roth IRAs are free of income tax:

o  Rollover from a Roth IRA to another Roth IRA;

o  Direct transfers from a Roth IRA to another Roth IRA;

o  Qualified distributions from a Roth IRA; and

o  Return of excess contributions or amounts recharacterized to a traditional
   IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

o  you reach age 59 1/2; or

o  you die; or

o  you become disabled (special federal income tax definition); or

o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five--taxable-- year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made). It is not possible to have a tax-free qualified distribution before the year 2003 because of the five-year aging requirement.

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS.

Nonqualified distributions from Roth IRAs are distributions that do not meet the qualifying event and five-year aging period tests described above. Such distributions are potentially taxable as ordinary income. Nonqualified distributions receive return-of-investment-first treatment. Only the difference between the amount of the distribution and the amount of contributions to all of your Roth IRAs is taxable. You have to reduce the amount of contributions to all of your Roth IRAs to reflect any previous tax-free recoveries.

--------------------------------------------------------------------------------
60 TAX INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable five-year averaging method (or, in certain cases, favorable ten-year averaging and long-term capital gain treatment) available in certain cases to distributions from qualified plans.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?" Lifetime required minimum distributions do not apply.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

EXCESS CONTRIBUTIONS

Same as traditional IRA, except that regular contributions made after age 70 1/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over (for example, conversion contributions from a traditional IRA if your adjusted gross income is in excess of $100,000 in the conversion year).

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.

For Roth IRAs, special penalty rules may apply to amounts withdrawn attributable to 1998 conversion rollovers.

SPECIAL RULES FOR NONQUALIFIED CONTRACTS IN QUALIFIED PLANS

Under QP contracts your plan administrator or trustee notifies you as to tax consequences. See Appendix I.

TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

GENERAL

This section of the prospectus covers some of the special tax rules that apply to TSA contracts under Section 403(b) of the Internal Revenue Code (TSAs). If the rules are the same as those that apply to another kind of contract, for example, traditional IRAs, we will refer you to the same topic under "traditional IRAs."

CONTRIBUTIONS TO TSAS

There are two ways you can make contributions to this Equitable Accumulator Rollover TSA contract:

o a rollover from another TSA contract or arrangement that meets the requirements of Section 403(b) of the Internal Revenue Code, or

o a full or partial direct transfer of assets ("direct transfer") from another contract or arrangement that meets the requirements of Section 403(b) of the Internal Revenue Code by means of IRS Revenue Ruling 90-24.

With appropriate written documentation satisfactory to us, we will accept rollover contributions from "conduit IRAs" for TSA funds.

If you make a direct transfer, you must fill out our transfer form.

EMPLOYER-REMITTED CONTRIBUTIONS. The Equitable Accumulator Rollover TSA contract does not accept employer-remitted contributions. However, we provide the following discussion as part of our description of restrictions on the distribution of funds directly transferred, which include employer-remitted contributions to other TSAs.

--------------------------------------------------------------------------------
                                                              TAX INFORMATION 61
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


Employer-remitted contributions to TSAs made through the employer's payroll are subject to annual limits. (Tax-free transfer or tax-deferred rollover contributions from another 403(b) arrangement are not subject to these annual contribution limits.) Commonly, some or all of the contributions made to a TSA are made under a salary reduction agreement between the employee and the employer. These contributions are called "salary reduction" or "elective deferral" contributions. However, a TSA can also be wholly or partially funded through nonelective employer contributions or after-tax employee contributions. Amounts attributable to salary reduction contributions to TSAs are generally subject to withdrawal restrictions. Also, all amounts attributable to investments in a 403(b)(7) custodial account are subject to withdrawal restrictions discussed below.

ROLLOVER OR DIRECT TRANSFER CONTRIBUTIONS. You may make rollover contributions to your Equitable Accumulator Rollover TSA contract from TSAs under Section 403(b) of the Internal Revenue Code. Generally, you may make a rollover contribution to a TSA when you have a distributable event from an existing TSA as a result of your:

o  termination of employment with the employer who provided the TSA funds; or

o  reaching age 59 1/2 even if you are still employed; or

o  disability (special federal income tax definition).

A transfer occurs when changing the funding vehicle, even if there is no distributable event. Under a direct transfer, you do not receive a distribution. We accept direct transfers of TSA funds under Revenue Ruling 90-24 only if:

o you give us acceptable written documentation as to the source of the funds, and

o the Equitable Accumulator contract receiving the funds has provisions at least as restrictive as the source contract.

Before you transfer funds to an Equitable Accumulator Rollover TSA contract, you may have to obtain your employer's authorization or demonstrate that you do not need employer authorization. For example, the transferring TSA may be subject to Title I of ERISA, if the employer makes matching contributions to salary reduction contributions made by employees. In that case, the employer must continue to approve distributions from the plan or contract.

Your contribution to the Equitable Accumulator Rollover TSA must be net of the required minimum distribution for the tax year in which we issue the contract if:

o  you are or will be at least age 70 1/2 in the current calendar year, and

o you have separated from service with the employer who provided the funds to purchase the TSA you are transferring or rolling over to the Equitable Accumulator Rollover TSA.

This rule applies regardless of whether the source of funds is a:

o  rollover by check of the proceeds from another TSA; or

o  direct rollover from another TSA; or

o  direct transfer under Revenue Ruling 90-24 from another TSA.

Further, you must use the same elections regarding recalculation of your life expectancy (and if applicable, your spouse's life expectancy) if you have already begun to receive required minimum distributions from or with respect to the TSA from which you are making your contribution to the Equitable Accumulator Rollover TSA. You must also elect or have elected a minimum distribution calculation method requiring recalculation of your life expectancy (and if applicable, your spouse's life expectancy) if you elect an annuity payout for the funds in this contract subsequent to this year.

DISTRIBUTIONS FROM TSAS

GENERAL. Depending on the terms of the employer plan and your employment status, you may have to get your employer's consent to take a loan or withdrawal. Your employer will tell us this when you establish the TSA through a direct transfer.

--------------------------------------------------------------------------------
62 TAX INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


WITHDRAWAL RESTRICTIONS. If this is a Revenue Ruling 90-24 direct transfer, we will treat all amounts transferred to this contract and any future earnings on the amount transferred as not eligible for withdrawal until one of the following events happens:


o you are separated from service with the employer who provided the funds to purchase the TSA you are transferring to the Equitable Accumulator Rollover TSA; or


o  you reach age 59 1/2; or

o  you die; or

o  you become disabled (special federal income tax definition); or

o  you take a hardship withdrawal (special federal income tax definition).

If any portion of the funds directly transferred to your TSA contract is attributable to amounts that you invested in a 403(b)(7) custodial account, such amounts, including earnings, are subject to withdrawal restrictions. With respect to the portion of the funds that were never invested in a 403(b)(7) custodial account, these restrictions apply to the salary reduction (elective deferral) contributions to a TSA annuity contract you made and any earnings on them. These restrictions do not apply to the amount directly transferred to your TSA contract that represents your December 31, 1988 account balance attributable to salary reduction contributions to a TSA annuity contract and earnings. To take advantage of this grandfathering you must properly notify us in writing at our Processing Office of your December 31, 1988 account balance if you have qualifying amounts transferred to your TSA contract.

THIS PARAGRAPH APPLIES ONLY TO PARTICIPANTS IN A TEXAS OPTIONAL RETIREMENT PROGRAM. Texas Law permits withdrawals only after one of the following distributable events occur:

(1) the requirements for minimum distribution (discussed under "Required minimum distributions" below) are met; or

(2) death; or

(3) retirement; or

(4) termination of employment in all Texas public institutions of higher education.

For you to make a withdrawal, we must receive a properly completed written acknowledgement from the employer. If a distributable event occurs before you are vested, we will refund to the employer any amounts provided by an employer's first-year matching contribution. We reserve the right to change these provisions without your consent, but only to the extent necessary to maintain compliance with applicable law. Loans are not permitted under Texas Optional Retirement Programs.

TAX TREATMENT OF DISTRIBUTIONS. Amounts held under TSAs are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSAs are includable in gross income as ordinary income. Distributions from TSAs may be subject to 20% federal income tax withholding. See "Federal and state income tax withholding and information reporting" below. In addition, TSA distributions may be subject to additional tax penalties.

If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since we do not track your investment in the contract, if any, it is your responsibility to determine how much of the distribution is taxable.

DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. We will report the total amount of the distribution. The amount of any partial distribution from a TSA prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of after-tax contributions and earnings on those contributions.

--------------------------------------------------------------------------------
                                                              TAX INFORMATION 63
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

ANNUITY PAYMENTS. If you elect an annuity payout option, you will recover any investment in the contract as each payment is received by dividing the investment in the contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the contract, a deduction is allowed on your (or your beneficiary's) final tax return.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Death benefit distributions from a TSA generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA made to your surviving spouse may be rolled over to a traditional IRA.

LOANS FROM TSAS

You may take loans from a TSA unless restricted by the employer (for example, under an employer plan subject to ERISA). If you cannot take a loan, or cannot take a loan without approval from the employer who provided the funds, we will have this information in our records based on what you and the employer who provided the TSA funds told us when you purchased your contract.

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. Under Proposed Treasury Regulations the entire unpaid balance of the loan is includable in income in the year of the default.

TSA loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered by TSAs are subject to the following conditions:

o The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of:


  (1) the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits; and

  (2) $50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous twelve months over the outstanding loan balance of plan loans on the date the loan was made.


o In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. Equitable Accumulator Rollover TSA contracts have a term limit of 10 years for loans used to acquire the participant's primary residence.

o All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly.

The amount borrowed and not repaid may be treated as a distribution if:

o  the loan does not qualify under the conditions above;

o  the participant fails to repay the interest or principal when due; or

o in some instances, the participant separates from service with the employer who provided the funds or the plan is terminated.

In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution.

TAX-DEFERRED ROLLOVERS AND DIRECT TRANSFERS

You may roll over any "eligible rollover distribution" from a TSA into another eligible retirement plan, either directly or

--------------------------------------------------------------------------------
64 TAX INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


within 60 days of your receiving the distribution. To the extent rolled over, a distribution remains tax-deferred.

You may roll over a distribution from a TSA to another TSA or to a traditional IRA. A spousal beneficiary may roll over death benefits only to a traditional IRA.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals, and required minimum distributions under federal income tax rules.

Direct transfers of TSA funds from one TSA to another under Revenue Ruling 90-24 are not distributions.

REQUIRED MINIMUM DISTRIBUTIONS

Same as traditional IRA with these differences:

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The minimum distribution rules force TSA participants to start calculating and taking annual distributions from their TSAs by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you turn age 70 1/2. You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70 1/2, as follows:

o For TSA participants who have not retired from service with the employer who provided the funds for the TSA by the calendar year the participant turns age 70 1/2, the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement.

o TSA plan participants may also delay the start of required minimum distributions to age 75 of the portion of their account value attributable to their December 31, 1986 TSA account balance, even if retired at age 70 1/2. We will know whether or not you qualify for this exception because it will only apply to people who establish their Equitable Accumulator Rollover TSA by direct Revenue Ruling 90-24 transfers. If you do not give us the amount of your December 31, 1986 account balance that is being transferred to the Equitable Accumulator Rollover TSA on the form used to establish the TSA, you do not qualify.

SPOUSAL CONSENT RULES

This will only apply to you if you establish your Equitable Accumulator Rollover TSA by direct Revenue Ruling 90-24 transfer. Your employer will tell us on the form used to establish the TSA whether or not you need to get spousal consent for loans, withdrawals, or other distributions. If you do, you will need such consent if you are married when you request a withdrawal under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA before you reach age 59 1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. No penalty tax applies to pre-age 59 1/2 distributions made:

o    on or after your death; or

o    because you are disabled (special federal income tax definition); or

--------------------------------------------------------------------------------
                                                              TAX INFORMATION 65
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


o to pay for certain extraordinary medical expenses (special federal income tax definition); or

o    if you are separated from service, any form of payout after you are age 55;
     or

o only if you are separated from service, a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our Processing Office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:


o We might have to withhold and/or report on amounts we pay under a free look or cancellation.


o We are generally required to withhold on conversion rollovers of traditional IRAs to Roth IRAs, as it is considered a withdrawal from the traditional IRA and is taxable.

o We are required to withhold on the gross amount of a distribution from a Roth IRA unless you elect out of withholding. This may result in tax being withheld even though the Roth IRA distribution is not taxable in whole or in part.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here. Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our Processing Office at the toll-free number.

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.


Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $14,880 in periodic annuity payments in 2000, your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that tax be withheld. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.


FEDERAL INCOME TAX WITHHOLDING ON NON--PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

For a non-periodic distribution (total surrender or partial withdrawal), we generally withhold at a flat 10% rate. We apply that rate to the taxable amount in the case of nonqualified contracts, and to the payment amount in the case of IRAs and Roth IRAs.

--------------------------------------------------------------------------------
66 TAX INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


You cannot elect out of withholding if the payment is an eligible rollover distribution from a qualified plan or TSA. If a non-periodic distribution from a qualified plan or TSA is not an eligible rollover distribution then the 10% withholding rate applies.

MANDATORY WITHHOLDING FROM TSA AND QUALIFIED PLAN DISTRIBUTIONS

Unless you have the distribution go directly to the new plan, eligible rollover distributions from qualified plans and TSAs are subject to mandatory 20% withholding. An eligible rollover distribution from a TSA can be rolled over to another TSA or a traditional IRA. An eligible rollover distribution from a qualified plan can be rolled over to another qualified plan or traditional IRA. All distributions from a TSA or qualified plan are eligible rollover distributions unless they are on the following list of exceptions:

o  any after-tax contributions you made to the plan; or

o any distributions which are required minimum distributions after age 70 1/2 or separation from service; or

o  hardship withdrawals; or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancy) of you and your designated beneficiary; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o  corrective distributions that fit specified technical tax rules; or

o  loans that are treated as distributions; or

o  a death benefit payment to a beneficiary who is not your surviving spouse;
   or

o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.


A death benefit payment to your surviving spouse, or a qualified domestic relations order distribution to your current or former spouse, may be a distribution subject to mandatory 20% withholding.


IMPACT OF TAXES TO EQUITABLE LIFE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.

--------------------------------------------------------------------------------
                                                             MORE INFORMATION 67
--------------------------------------------------------------------------------

8
More information
--------------------------------------------------------------------------------

ABOUT OUR SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of our Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. The results of Separate Account No. 49's operations are accounted for without regard to Equitable Life's other operations.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account No. 49.

Each subaccount (variable investment option) within Separate Account No. 49 invests solely in class IB shares issued by the corresponding portfolio of EQ Advisors Trust.

We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, Separate Account No. 49, or to add other separate accounts;

(2) to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940
    (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5) to deregister Separate Account No. 49 under the Investment Company Act of 1940;

(6) to restrict or eliminate any voting rights as to Separate Account No. 49;
    and

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.

ABOUT EQ ADVISORS TRUST

EQ Advisors Trust is registered under the Investment Company Act of 1940. It is classified as an "open-end management investment company," more commonly called a mutual fund. EQ Advisors Trust issues different shares relating to each portfolio.

Equitable Life serves as the investment manager of EQ Advisors Trust. As such, Equitable Life oversees the activities of the investment advisers with respect to EQ Advisors Trust and is responsible for retaining or discontinuing the services of those advisers. (Prior to September 1999, EQ Financial Consultants, Inc., the predecessor to AXA Advisors, LLC and an affiliate of Equitable Life, served as investment manager to EQ Advisors Trust.)

EQ Advisors Trust commenced operations on May 1, 1997. For periods prior to October 18, 1999 the Alliance portfolios (other than EQ/Alliance Premier Growth) were part of The Hudson River Trust. On October 18, 1999, these portfolios became corresponding portfolios of EQ Advisors Trust.



EQ Advisors Trust does not impose sales charges or "loads" for buying and selling its shares. All dividends and other distributions on Trust shares are reinvested in full. The Board of Trustees of EQ Advisors Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about EQ Advisors Trust, its investment objectives, policies, restrictions, risks, expenses, the Rule 12b-1 Plan relating to its Class IB shares, and other aspects of its operations, appears in the prospectus for EQ Advisors Trust attached at the end of this prospectus, or in its SAI which is available upon request.

--------------------------------------------------------------------------------
68 MORE INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

ABOUT OUR FIXED MATURITY OPTIONS


RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.


The rates to maturity for new allocations as of January 18, 2000 and the related price per $100 of maturity value were as follows:

--------------------------------------------------------------------------------
   FIXED MATURITY
   OPTIONS WITH
   FEBRUARY 15TH               RATE TO MATURITY               PRICE
 MATURITY DATE OF                   AS OF                  PER $100 OF
   MATURITY YEAR              JANUARY 18, 2000           MATURITY VALUE
--------------------------------------------------------------------------------
        2001                       4.79%                     $95.07
        2002                       5.41%                     $89.62
        2003                       5.58%                     $84.60
        2004                       5.75%                     $79.61
        2005                       5.87%                     $74.83
        2006                       5.97%                     $70.28
        2007                       5.99%                     $66.23
        2008                       6.03%                     $62.30
        2009                       6.09%                     $58.45
        2010                       6.15%                     $54.78
--------------------------------------------------------------------------------


HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (up or own) we make if you withdraw all of your value from a fixed maturity option before its maturity date.

(1) We determine the market adjusted amount on the date of the withdrawal as follows:

     (a) We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

     (b) We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

     (c) We determine the current rate to maturity that applies on the withdrawal date to new allocations to the same fixed maturity option.

     (d) We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2)  We determine the fixed maturity amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

--------------------------------------------------------------------------------
Your market adjusted amount is the present value of the maturity value discounted at the rate to maturity in effect for new contributions to that same fixed maturity option on the date of the calculation.
--------------------------------------------------------------------------------


If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. Any withdrawal charges that are deducted from a fixed maturity option will result in a market value adjustment calculated in the same way. See Appendix II for an example.


For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) would apply, we will use the rate at the next closest maturity date. If we are no

--------------------------------------------------------------------------------
                                                             MORE INFORMATION 69
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


longer offering new fixed maturity options, the "current rate to maturity" will be determined in accordance with our procedures then in effect. We reserve the right to add up to 0.25% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.

INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a "nonunitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We have no specific formula for establishing the rates to maturity for the fixed maturity options. We expect the rates to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.

ABOUT THE GENERAL ACCOUNT

Our general account supports all of our policy and contract guarantees, including those that apply to the fixed maturity options and the account for special dollar cost averaging, as well as our general obligations.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of exemptions and exclusionary provisions that apply, interests in the general account have not been registered under the Securities Act of 1933, nor is the general account an investment company under the Investment Company Act of 1940. However, the market value adjustment interests under the contracts are registered under the Securities Act of 1933.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account (other than market value adjustment interests). The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT

WIRE TRANSMITTALS

We accept initial contributions sent by wire to our processing office by agreement with certain broker-dealers. The transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" in "Contract features and benefits."

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we

--------------------------------------------------------------------------------
70 MORE INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


may issue a contract based on information forwarded electronically. In these cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we require an Acknowledgement of Receipt form, financial transactions are only permitted if you request them in writing, sign the request and have it signature guaranteed, until we receive the signed Acknowledgement of Receipt form.

After your contract has been issued, additional contributions may be transmitted by wire.

AUTOMATIC INVESTMENT PROGRAM -- FOR NQ, FLEXIBLE PREMIUM IRA, AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY

You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as an additional contribution into an NQ, Flexible Premium IRA or Flexible Premium Roth IRA contract on a monthly or quarterly basis. AIP is not available for Rollover IRA, Roth Conversion IRA, QP, or Rollover TSA contracts.

For NQ contracts, the minimum amounts we will deduct are $100 monthly and $300 quarterly. Under Flexible Premium IRA and Flexible Premium Roth IRA contracts, the minimum amount is $50. AIP additional contributions may be allocated to any of the variable investment options and available fixed maturity options, but not the account for special dollar cost averaging. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

You may cancel AIP at any time by notifying our Processing Office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our business day is any day the New York Stock Exchange is open for trading. Our business day ends at 4:00 p.m., Eastern time for purposes of determining the date when contributions are applied and any other transaction requests are processed. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information.

o If your contribution, transfer, or any other transaction request, containing all the required information, reaches us on a non-business day or after 4:00 p.m. on a business day, we will use the next business day.

o A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

o If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

CONTRIBUTIONS AND TRANSFERS

o Contributions allocated to the variable investment options are invested at the value next determined after the close of the business day.

o Contributions allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

--------------------------------------------------------------------------------
                                                             MORE INFORMATION 71
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


o Initial contributions allocated to the account for special dollar cost averaging receive the interest rate in effect on that business day. At certain times, we may offer the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Your registered representative can provide information or you can call our processing office.

o Transfers to or from variable investment options will be made at the value next determined after the close of the business day.

o Transfers to a fixed maturity option will be based on the rate to maturity in effect for that fixed maturity option on the business day of the transfer.

ABOUT YOUR VOTING RIGHTS

As the owner of the shares of EQ Advisors Trust we have the right to vote on certain matters involving the portfolios, such as:

o the election of trustees;

o the formal approval of independent auditors selected for EQ Advisors Trust;
  or

o any other matters described in the prospectus for EQ Advisors Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote.

VOTING RIGHTS OF OTHERS

Currently, we control EQ Advisors Trust. EQ Advisors Trust shares are sold to our separate accounts and an affiliated qualified plan trust. In addition, shares of EQ Advisors Trust are held by separate accounts of insurance companies both affiliated and unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those insurance companies. While this will dilute the effect of the voting instructions of the contract owners, we currently do not foresee any disadvantages because of this. The Board of Trustees of EQ Advisors Trust intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a response to any of those events insufficiently protects our contract owners, we will see to it that appropriate action is taken.

SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to Separate Account No. 49 require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

--------------------------------------------------------------------------------
72 MORE INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

ABOUT LEGAL PROCEEDINGS

Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings is likely to have a material adverse effect upon Separate Account No. 49, our ability to meet our obligations under the contracts, or the distribution of the contracts.

ABOUT OUR INDEPENDENT ACCOUNTANTS


The consolidated financial statements of Equitable Life incorporated in this prospectus by reference to the Annual Report on Form 10-K at December 31, 1998 and 1997, and for the three years ended December 31, 1998 are incorporated in reliance on the report of PriceWaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. Equitable Life's consolidated financial statements at December 31, 1999 and 1998 and for the three years ended December 31, 1999 incorporated by reference to the Annual Report on Form 10-K to be filed by Equitable Life by March 30, 2000 will be incorporated in reliance on the report of PriceWaterhouseCoopers LLP, independent accountants (subject to the issuance of the report and consent given as to its use) given on the authority of said firm as experts in auditing and accounting. Please see "Incorporation of certain documents by reference."


FINANCIAL STATEMENTS

The financial statements of Separate Account No. 49, as well as the consolidated financial statements of Equitable Life, are in the SAI. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive notification of any change at our Processing Office. You cannot assign your NQ contract as collateral or security for a loan. Loans are also not available under your NQ contract. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this prospectus.

You cannot assign or transfer ownership of an IRA, QP, or Rollover TSA contract except by surrender to us. Loans are not available and you cannot assign IRA and QP contracts as security for a loan or other obligation. If the employer that provided the funds does not restrict them, loans are available under a Rollover TSA contract.


For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this prospectus. You may direct the transfer of the values under your IRA, QP, or Rollover TSA contract to another similar arrangement. Under federal income tax rules, in the case of such a transfer, we will impose a withdrawal charge, if one applies.


DISTRIBUTION OF THE CONTRACTS


Equitable Distributors, Inc. ("EDI"), an indirect, wholly owned subsidiary of Equitable Life, is the distributor of the contracts and has responsibility for sales and marketing functions for Separate Account No. 49. EDI serves as the principal underwriter of Separate Account No. 49. EDI also acts as distributor for other Equitable Life annuity products with different features, expenses, and fees. EDI is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. EDI's principal business address is 1290 Avenue of the Americas, New York, New York 10104. Under a distribution agreement between EDI, Equitable Life, and certain of Equitable Life's separate accounts, including Separate Account No. 49, Equitable Life paid EDI distribution fees of $46,957,345 for 1999, $35,452,793 for 1998, and $9,566,343 for 1997, as the distributor of certain contracts other than the contracts described in this prospectus, which have not previously been offered, and as the principal underwriter of several Equitable Life separate accounts, including Separate Account No. 49.


The contracts will be sold by registered representatives of EDI, as well as by affiliated and unaffiliated broker-dealers

--------------------------------------------------------------------------------
                                                             More information 73
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

with which EDI has entered into selling agreements. We pay broker-dealer sales compensation that will generally not exceed an amount equal to 7% of total contributions made under the contracts. EDI may also receive compensation and reimbursement for its marketing services under the terms of its distribution agreement with Equitable Life. Broker--dealers receiving sales compensation will generally pay a portion of it to their registered representatives as commissions related to sales of the contracts. The offering of the contracts is intended to be continuous.

--------------------------------------------------------------------------------
74 INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------

9
Investment performance
--------------------------------------------------------------------------------


We provide the following tables to show five different measurements of the investment performance of the variable investment options and/or the portfolios in which they invest. We include these tables because they may be of general interest to you. THE RESULTS SHOWN REFLECT PAST PERFORMANCE. THEY DO NOT INDICATE HOW THE VARIABLE INVESTMENT OPTIONS MAY PERFORM IN THE FUTURE. THEY ALSO DO NOT REPRESENT THE RESULTS EARNED BY ANY PARTICULAR INVESTOR. YOUR RESULTS WILL DIFFER.

Table 1 shows the average annual total return of the variable investment options. Average annual total return is the annual rate of growth that would be necessary to achieve the ending value of a contribution invested in the variable investment options for the periods shown.


Table 2 shows the growth of a hypothetical $1,000 investment in the variable investment options over the periods shown. Both Tables 1 and 2 take into account all current fees and charges under the contract, including the withdrawal charge, the optional baseBUILDER benefit charge, the annual administrative charge under Flexible Premium IRA and Flexible Premium Roth IRA contracts, but do not reflect the charges for any applicable taxes such as premium taxes or the annuity administrative fee, if applicable.

Tables 3, 4, and 5 show the rates of return of the variable investment options on an annualized, cumulative, and year-by-year basis. These tables take into account all current fees and charges under the contract, but do not reflect the withdrawal charge, the optional baseBUILDER benefits charge, the annual administrative charge or the charges for any applicable taxes such as premium taxes or the annuity administrative fee, if applicable. If the charges were reflected they would effectively reduce the rates of return shown.

In all cases the results shown are based on the actual historical investment experience of the portfolios in which the variable investment options invest. In some cases, the results shown relate to periods when the variable investment options were not available. In those cases, we adjusted the results of the portfolios to reflect the charges under the contracts that would have applied had the investment options and/or contracts been available. The contracts are being offered for the first time in 2000.


For the "Alliance" portfolios (other than EQ/Alliance Premier Growth), we have adjusted the results prior to October 1996, when Class IB shares for these portfolios were not available, to reflect the 12b-1 fees currently imposed. Finally, the results shown for the Alliance Money Market and Alliance Common Stock options for periods before March 22, 1985 reflect the results of the variable investment options that preceded them. The "Since portfolio inception" figures for these options are based on the date of inception of the preceding variable investment options. We have adjusted these results to reflect the maximum investment advisory fee payable for the portfolios, as well as an assumed charge of 0.06% for direct operating expenses.

EQ Advisors Trust commenced operations on May 1, 1997. For periods prior to October 18, 1999 the Alliance portfolios (other than EQ/Alliance Premier Growth) were part of The Hudson River Trust. On October 18, 1999, these portfolios became corresponding portfolios of EQ Advisors Trust. In each case, the performance shown is for the indicated EQ Advisors Trust portfolio, and any predecessors it may have had.

All rates of return presented are time-weighted and include reinvestment of investment income, including interest and dividends.

BENCHMARKS


Tables 3 and 4 compare the performance of variable investment options to market indices that serve as benchmarks. Market indices are not subject to any charges for investment advisory fees, brokerage commission or other operating expenses typically associated with a managed portfolio. Also, they do not reflect other contract charges such as the mortality and expense risks charge, administrative charge and distribution charge or any withdrawal or optional benefit charge. Comparisons with these benchmarks, therefore, may be of limited use. We include them because they are widely known and may help you to understand the universe of securities from which each portfolio is likely to select its holdings. Benchmark data reflect the reinvestment of dividend income. The benchmarks include:

--------------------------------------------------------------------------------
                                                       INVESTMENT PERFORMANCE 75
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ALLIANCE MONEY MARKET: Salomon Brothers Three-Month T-Bill
  Index.
ALLIANCE HIGH YIELD: Merrill Lynch High Yield Master Index.
ALLIANCE COMMON STOCK: Standard & Poor's 500 Index.


EQ/AGGRESSIVE STOCK: 50% Russell 2000 Index and 50% Standard
  & Poor's Mid-Cap Total Return Index.
ALLIANCE SMALL CAP GROWTH: Russell 2000 Growth Index.


EQ/ALLIANCE PREMIER GROWTH: Standard & Poor's 500 Index.

EQ/ALLIANCE TECHNOLOGY: Lipper Specialty Fund Average.


BT EQUITY 500 INDEX: Standard & Poor's 500 Index.
BT SMALL COMPANY INDEX: Russell 2000 Index.
BT INTERNATIONAL EQUITY INDEX: Morgan Stanley Capital
  International Europe, Australia, Far East Index.
CAPITAL GUARDIAN U.S. EQUITY: Standard & Poor's 500 Index.
CAPITAL GUARDIAN RESEARCH: Standard & Poor's 500 Index.
CAPITAL GUARDIAN INTERNATIONAL: Morgan Stanley Capital
  International Europe, Australia, Far East Index.
EQ/EVERGREEN: Russell 2000 Index.
EQ/EVERGREEN FOUNDATION: 60% Standard & Poor's 500
  Index/40% Lehman Brothers Aggregate Bond Index.
JPM CORE BOND: Salomon Brothers Broad Investment Grade Bond.
LAZARD LARGE CAP VALUE: Standard & Poor's 500 Index.
LAZARD SMALL CAP VALUE: Russell 2000 Index.
MFS GROWTH WITH INCOME: Standard & Poor's 500 Index.
MFS RESEARCH: Standard & Poor's 500 Index.
MFS EMERGING GROWTH COMPANIES: Russell 2000 Index.
MERRILL LYNCH BASIC VALUE EQUITY: Standard & Poor's 500 Index.
MERRILL LYNCH WORLD STRATEGY: 36% Standard & Poor's 500
  Index/24% Morgan Stanley Capital International Europe, Australia,
  Far East Index/21% Salomon Brothers U.S. Treasury Bond 1 Year+
  14% Salomon Brothers World Government Bond (excluding U.S.)/
  and 5% Three--Month U.S. Treasury Bill.
MORGAN STANLEY EMERGING MARKETS EQUITY: Morgan Stanley
  Capital International Emerging Markets Free Price Return Index.
EQ/PUTNAM GROWTH & INCOME VALUE: Standard & Poor's 500
  Index.
EQ/PUTNAM INVESTORS GROWTH: Standard & Poor's 500 Index.
EQ/PUTNAM INTERNATIONAL EQUITY: Morgan Stanley Capital
  International Europe, Australia, Far East Index.
--------------------------------------------------------------------------------

LIPPER SURVEY. The Lipper Variable Insurance Products Performance Analysis Survey (Lipper Survey) records the performance of a large group of variable annuity products, including managed separate accounts of insurance companies. According to Lipper Analytical Services, Inc. (Lipper), the data are presented net of investment management fees, direct operating expenses and asset-based charges applicable under annuity contracts. Lipper data provide a more accurate picture than market benchmarks of the Equitable Accumulator performance relative to other variable annuity products.

--------------------------------------------------------------------------------
76 INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                     TABLE 1
AVERAGE ANNUAL TOTAL RETURN UNDER A CONTRACT SURRENDERED ON DECEMBER 31, 1999:



--------------------------------------------------------------------------------------------------------------------------------
                                                                                                     SINCE         SINCE
                                                  ONE           THREE        FIVE        TEN        OPTION       PORTFOLIO
INVENTMENT FUND                                   YEAR          YEARS        YEARS       YEARS     INCEPTION**   INCEPTION*
--------------------------------------------------------------------------------------------------------------------------------
Alliance Money Market                             (5.97)%        (0.89)%       0.03%       0.17%      (0.81)%         2.56%
--------------------------------------------------------------------------------------------------------------------------------
Alliance High Yield                              (13.98)%        (3.38)%       4.98%       5.96%      (2.57)%         4.94%
--------------------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                             13.49%         22.02%       23.36%      14.20%      22.38%         13.17%
--------------------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                                7.38%          3.67%       11.43%      12.81%       3.31%         14.26%
--------------------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                         16.14%           --           --           --       11.69%         11.69%
--------------------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                                9.07%           --           --           --       15.66%         15.66%
--------------------------------------------------------------------------------------------------------------------------------
BT Small Company Index                             9.48%           --           --           --        1.70%          1.70%
--------------------------------------------------------------------------------------------------------------------------------
BT International Equity Index                     15.98%           --           --           --       16.66%         16.66%
--------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen                                      (1.14)%          --           --           --       (1.14)%        (1.14)%
--------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Foundation                           (3.41)%          --           --           --       (3.41)%        (3.41)%
--------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                  (11.83)%          --           --           --        4.09%          4.09%
--------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth                        18.68%           --           --           --       28.84%         28.84%
--------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity                    47.77%           --           --           --       26.05%         26.05%
--------------------------------------------------------------------------------------------------------------------------------
JPM Core Bond                                    (12.06)%          --           --           --       (3.27)%        (3.27)%
--------------------------------------------------------------------------------------------------------------------------------
Lazard Large Cap Value                            (7.11)%          --           --           --        4.59%          4.59%
--------------------------------------------------------------------------------------------------------------------------------
Lazard Small Cap Value                            (8.84)%          --           --           --       (9.61)%        (9.61)%
--------------------------------------------------------------------------------------------------------------------------------
MFS Growth with Income                            (2.11)%          --           --           --       (2.11)%        (2.11)%
--------------------------------------------------------------------------------------------------------------------------------
MFS Research                                      11.79%           --           --           --       18.01%         18.01%
--------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                     60.98%           --           --           --       42.28%         42.28%
--------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity                   7.76%           --           --           --       11.98%         11.98%
--------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                      10.08%           --           --           --        6.09%          6.09%
--------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity            82.71%           --           --           --       12.42%         (0.92)%
--------------------------------------------------------------------------------------------------------------------------------

* The variable investment option inception dates are: Alliance Money Market, Alliance High Yield, Alliance Common Stock, and EQ/Aggressive Stock (October 16, 1996); Alliance Small Cap Growth, MFS Research, MFS Emerging Growth Companies, Merrill Lynch Basic Value Equity, Merrill Lynch World Strategy, EQ/Putnam Growth & Income Value, EQ/Putnam Investors Growth, and EQ/Putnam International Equity (May 1, 1997); BT Equity 500 Index, BT Small Company Index, BT International Equity Index, JPM Core Bond, Lazard Large Cap Value, Lazard Small Cap Value, and Morgan Stanley Emerging Markets Equity (December 31, 1997); EQ/Evergreen, EQ/Evergreen Foundation, and MFS Growth with Income (December 31, 1998). The inception dates for the variable investment options that became available less than one year ago, and are therefore not shown in this table are: EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, Capital Guardian Research, and Capital Guardian International (April 30,
   1999) and EQ/Alliance Technology (anticipated to become available on or about May 1, 2000, subject to regulatory clearance).


** The inception dates for the portfolios underlying the Alliance variable investment options shown in the tables are for portfolios of The Hudson River Trust, the assets of which became assets of corresponding portfolios of EQ Advisors Trust on October 18, 1999. The portfolio inception dates are: Alliance Money Market (July 13, 1981); Alliance High Yield (January 2, 1987); Alliance Common Stock (January 13, 1976); EQ/Aggressive Stock (January 27, 1986); Alliance Small Cap Growth, MFS Research, MFS Emerging Growth Companies, Merrill Lynch Basic Value Equity, Merrill Lynch World Strategy, EQ/Putnam Growth & Income Value, EQ/Putnam Investors Growth, and EQ/Putnam International Equity (May 1,
   1997); BT Equity 500 Index, BT Small Company Index, BT International Equity Index, JPM Core Bond, Lazard Large Cap Value, and Lazard Small Cap Value (December 31, 1997); Morgan Stanley Emerging Markets Equity (August 20, 1997) EQ Evergreen, EQ/Evergreen Foundation and MFS Growth with Income (December 31, 1998); The inception dates for the portfolios that became available less than one year ago, and are therefore not shown in this table are: EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, Capital Guardian Research, Capital Guardian International (April 30,
   1999); and EQ Alliance Technology (anticipated to become available on or about May 1, 2000, subject to regulatory clearance.

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  77
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                     TABLE 2
       GROWTH OF $1,000 UNDER A CONTRACT SURRENDERED ON DECEMBER 31, 1999:


---------------------------------------------------------------------------------------------------------------------------------
                                                                                     LENGTH OF INVESTMENT PERIOD
                                                             --------------------------------------------------------------------
                                                                                                                      SINCE
                                                               ONE          THREE       FIVE           TEN          PORTFOLIO
VARIABLE INVESTMENT OPTIONS                                    YEAR         YEARS       YEARS          YEARS        INCEPTION*
---------------------------------------------------------------------------------------------------------------------------------
Alliance Money Market                                          940.28       973.67     1,001.42       1,016.99        1,595.55
---------------------------------------------------------------------------------------------------------------------------------
Alliance High Yield                                            860.22       902.50     1,275.08       1,784.88        1,870.11
---------------------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                                        1,134.91      1,816.91    2,856.60       3,772.84       19,404.57
---------------------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                                          1,073.76      1,114.04    1,717.60       3,337.67        6,396.96
---------------------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                                    1,161.37           --          --             --         1,343.31
---------------------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                                          1,090.71           --          --             --         1,337.63
---------------------------------------------------------------------------------------------------------------------------------
BT Small Company Index                                       1,094.83           --          --             --         1,034.25
---------------------------------------------------------------------------------------------------------------------------------
BT International Equity Index                                1,159.80           --          --             --         1,361.04
---------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen                                                   988.60           --          --             --           988.60
---------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Foundation                                        965.86           --          --             --           965.86
---------------------------------------------------------------------------------------------------------------------------------
JPM Core Bond                                                  879.42           --          --             --           935.74
---------------------------------------------------------------------------------------------------------------------------------
Lazard Large Cap Value                                         928.91           --          --             --         1,093.96
---------------------------------------------------------------------------------------------------------------------------------
Lazard Small Cap Value                                         911.57           --          --             --           816.98
---------------------------------------------------------------------------------------------------------------------------------
MFS Growth with Income                                         987,89           --          --             --           978.89
---------------------------------------------------------------------------------------------------------------------------------
MFS Research                                                 1,117.86           --          --             --         1,555.83
---------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                                1,609.80           --          --             --         2,562.41
---------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity                             1,077.58           --          --             --         1,352.57
---------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                                 1,100.81           --          --             --         1,171.02
---------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity                       1,827.10           --          --             --           978.36
---------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                                881.68           --          --             --         1,112.78
---------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth                                   1,186.85           --          --             --         1,966.33
---------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity                               1,477.70           --          --             --         1,854.75
---------------------------------------------------------------------------------------------------------------------------------


----------------------------
* Portfolio inception dates are shown in Table 1.


--------------------------------------------------------------------------------
78 INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


                                                           TABLE 3
                               ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1999:


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    SINCE
                                                                                                                  PORTFOLIO
                                                     1 YEAR     3 YEARS      5 YEARS    10 YEARS    20 YEARS      INCEPTION*
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET                                3.09%        3.36%       3.47%       3.28%           --         5.05%
----------------------------------------------------------------------------------------------------------------------------------
 Lipper Money Market                                 3.78%        4.05%       4.16%       3.96%       4.71%          5.70%
----------------------------------------------------------------------------------------------------------------------------------
 Benchmark                                           4.74%        5.01%       5.20%       5.06%       5.72%          6.65%
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD                                 (5.08)%       0.95%       7.89%       8.25%           --         7.40%
----------------------------------------------------------------------------------------------------------------------------------
 Lipper High Current Yield                           3.65%        4.82%       8.59%       9.61%           --         7.79%
----------------------------------------------------------------------------------------------------------------------------------
 Benchmark                                           1.57%        5.91%       9.61%      10.79%           --         9.99%
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK                               22.95%       25.62%      25.77%      16.46%       16.26%        14.65%
----------------------------------------------------------------------------------------------------------------------------------
 Lipper Growth                                      29.78%       26.87%      25.55%      16.90%       15.83%        15.16%
----------------------------------------------------------------------------------------------------------------------------------
 Benchmark                                          21.03%       27.56%      28.56%      18.21%       17.88%        16.19%
----------------------------------------------------------------------------------------------------------------------------------
EQ/AGGRESSIVE STOCK                                 16.71%        7.75%      14.18%      14.57%           --        15.72%
----------------------------------------------------------------------------------------------------------------------------------
 Lipper Mid--Cap Growth                             51.65%       24.68%      19.97%      14.78%           --        15.86%
----------------------------------------------------------------------------------------------------------------------------------
 Benchmark                                          18.09%       17.48%      19.92%      15.41%           --        14.58%
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE SMALL CAP GROWTH                           25.65%           --        --           --            --        15.82%
----------------------------------------------------------------------------------------------------------------------------------
 Lipper Small Cap                                   34.26%           --        --           --            --        19.49%
----------------------------------------------------------------------------------------------------------------------------------
 Benchmark                                          43.09%           --        --           --            --        25.88%
----------------------------------------------------------------------------------------------------------------------------------
BT EQUITY 500 INDEX                                 18.44%           --        --           --            --        20.79%
----------------------------------------------------------------------------------------------------------------------------------
 Lipper S&P 500 Index                               19.36%           --        --           --            --        23.16%
----------------------------------------------------------------------------------------------------------------------------------
 Benchmark                                          21.03%           --        --           --            --        24.76%
----------------------------------------------------------------------------------------------------------------------------------
BT SMALL COMPANY INDEX                              18.86%           --        --           --            --         6.92%
----------------------------------------------------------------------------------------------------------------------------------
 Lipper Small Cap                                   34.26%           --        --           --            --        16.02%
----------------------------------------------------------------------------------------------------------------------------------
 Benchmark                                          21.26%           --        --           --            --         8.70%
----------------------------------------------------------------------------------------------------------------------------------
BT INTERNATIONAL EQUITY INDEX                       25.49%           --        --           --            --        21.81%
----------------------------------------------------------------------------------------------------------------------------------
 Lipper International                               43.24%           --        --           --            --        26.76%
----------------------------------------------------------------------------------------------------------------------------------
 Benchmark                                          26.96%           --        --           --            --        23.43%
----------------------------------------------------------------------------------------------------------------------------------
EQ/EVERGREEN                                         8.02%           --        --           --            --         8.02%
----------------------------------------------------------------------------------------------------------------------------------
 Lipper Growth                                      29.78%           --        --           --            --         29.78%
----------------------------------------------------------------------------------------------------------------------------------
 Benchmark                                          21.26%           --        --           --            --        21.26%
----------------------------------------------------------------------------------------------------------------------------------
EQ/EVERGREEN FOUNDATION                              5.70%           --        --           --            --         5.70%
----------------------------------------------------------------------------------------------------------------------------------
 Lipper Balanced                                    13.69%           --        --           --            --        13.69%
----------------------------------------------------------------------------------------------------------------------------------
 Benchmark                                           8.69%           --        --           --            --         8.69%
----------------------------------------------------------------------------------------------------------------------------------
JPM CORE BOND                                       (3.12)%          --        --           --            --         1.97%
----------------------------------------------------------------------------------------------------------------------------------
 Lipper Intermediate Investment Grade Debt          (0.83)%          --        --           --            --         3.84%
----------------------------------------------------------------------------------------------------------------------------------
 Benchmark                                          (1.77)%          --        --           --            --         2.64%
----------------------------------------------------------------------------------------------------------------------------------
LAZARD LARGE CAP VALUE                               1.93%           --        --           --            --         9.77%
----------------------------------------------------------------------------------------------------------------------------------
 Lipper Capital Appreciation                        43.66%           --        --           --            --        32.61%
----------------------------------------------------------------------------------------------------------------------------------
 Benchmark                                          21.03%           --        --           --            --        24.76%
----------------------------------------------------------------------------------------------------------------------------------
LAZARD SMALL CAP VALUE                               0.16%           --        --           --            --        (4.27)%
----------------------------------------------------------------------------------------------------------------------------------
 Lipper Small Cap                                   34.26%           --        --           --            --        16.02%
----------------------------------------------------------------------------------------------------------------------------------
 Benchmark                                          21.26%           --        --           --            --         8.70%
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       INVESTMENT PERFORMANCE 79
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                   TABLE 3 (CONTINUED)
                              ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1999:


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   SINCE
                                                                                                                 PORTFOLIO
                                             1 YEAR        3 YEARS      5 YEARS      10 YEARS     20 YEARS       INCEPTION*
-----------------------------------------------------------------------------------------------------------------------------------


MFS GROWTH WITH INCOME                        7.03%          --            --            --            --            7.03%
--------------------------------------------------------------------------------------------------------------------------------
  Lipper Growth & Income                     12.90%          --            --            --            --           21.90%
--------------------------------------------------------------------------------------------------------------------------------
  Benchmark                                  21.03%          --            --            --            --           21.03%
--------------------------------------------------------------------------------------------------------------------------------
MFS RESEARCH                                 21.21%          --            --            --            --           22.02%
--------------------------------------------------------------------------------------------------------------------------------
  Lipper Growth                              29.78%          --            --            --            --           29.33%
--------------------------------------------------------------------------------------------------------------------------------
  Benchmark                                  21.03%          --            --            --            --           27.36%
--------------------------------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH COMPANIES                70.98%          --            --            --            --           45.96%
--------------------------------------------------------------------------------------------------------------------------------
  Lipper Mid-Cap                             51.65%          --            --            --            --           32.50%
--------------------------------------------------------------------------------------------------------------------------------
  Benchmark                                  21.26%          --            --            --            --           16.99%
--------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH BASIC VALUE EQUITY             17.10%          --            --            --            --           16.11%
--------------------------------------------------------------------------------------------------------------------------------
  Lipper Growth & Income                     12.90%          --            --            --            --           18.00%
--------------------------------------------------------------------------------------------------------------------------------
  Benchmark                                  21.03%          --            --            --            --           27.36%
--------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH WORLD STRATEGY                 19.47%          --            --            --            --           10.39%
--------------------------------------------------------------------------------------------------------------------------------
  Lipper Global Flexible Portfolio           12.93%          --            --            --            --           11.91%
--------------------------------------------------------------------------------------------------------------------------------
  Benchmark                                  13.07%          --            --            --            --           16.18%
--------------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY EMERGING MARKETS
   EQUITY                                    92.71%          --            --            --            --            4.06%
--------------------------------------------------------------------------------------------------------------------------------
  Lipper Emerging Markets                    82.53%          --            --            --            --            2.90%
--------------------------------------------------------------------------------------------------------------------------------
  Benchmark                                  66.41%          --            --            --            --           (0.88)%
--------------------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM GROWTH & INCOME VALUE              (2.89)%         --            --            --            --            8.41%
--------------------------------------------------------------------------------------------------------------------------------
  Lipper Growth & Income                     12.90%          --            --            --            --           18.00%
--------------------------------------------------------------------------------------------------------------------------------
  Benchmark                                  21.03%          --            --            --            --           27.36%
--------------------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM INVESTORS GROWTH                   28.25%          --            --            --            --           32.59%
--------------------------------------------------------------------------------------------------------------------------------
  Lipper Growth                              29.78%          --            --            --            --           29.33%
--------------------------------------------------------------------------------------------------------------------------------
  Benchmark                                  21.03%          --            --            --            --           27.36%
--------------------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM INTERNATIONAL EQUITY               57.77%          --            --            --            --           29.96%
--------------------------------------------------------------------------------------------------------------------------------
  Lipper International                       43.24%          --            --            --            --           20.38%
--------------------------------------------------------------------------------------------------------------------------------
  Benchmark                                  26.96%          --            --            --            --           18.32%
--------------------------------------------------------------------------------------------------------------------------------


----------------------------
* Portfolio inception dates are shown in Table 1.

--------------------------------------------------------------------------------
80 INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                                                          TABLE 4
                              CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1999:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     SINCE
                                                                                                                  PORTFOLIO
                                      1 YEAR      3 YEARS     5 YEARS      10 YEARS    15 YEARS      20 YEARS     INCEPTION*
------------------------------------------------------------------------------------------------------------------------------------
EQ/AGGRESSIVE STOCK                   16.71%       25.10%      94.05%       289.57%           --           --           664.33%
------------------------------------------------------------------------------------------------------------------------------------
 Lipper                               46.25%      109.04%     184.09%       360.14%           --           --           873.25%
------------------------------------------------------------------------------------------------------------------------------------
 Benchmark                            18.09%       62.12%     146.96%       319.19%           --           --           595.55%
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET                  3.09%       10.41%      18.59%        38.07%       82.24%          --            148.35%
------------------------------------------------------------------------------------------------------------------------------------
 Lipper Money Market                   4.75%       15.85%      28.40%        60.90%      125.65%          --            239.63%
------------------------------------------------------------------------------------------------------------------------------------
 Benchmark                             4.74        15.79       28.88         63.79       130.41           --            229.35
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD                   (5.08)%       2.87%      46.18%       120.94%           --           --           152.78%
------------------------------------------------------------------------------------------------------------------------------------
 Lipper High Current Yield             3.83        18.26       57.49        164.05            --           --           212.85
------------------------------------------------------------------------------------------------------------------------------------
 Benchmark                             1.57        18.80       58.22        178.72            --           --           245.03
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK                 22.95%       98.24%     214.67%       359.13%      985.22%    1,936.81%         2,545.48%
------------------------------------------------------------------------------------------------------------------------------------
 Lipper Growth                        31.48       104.80      229.64        430.11     1,270.75     1,960.35          3,898.37
------------------------------------------------------------------------------------------------------------------------------------
 Benchmark                            21.04       107.56      251.12        432.78     1,245.97     2,584.39          3,555.46
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCE SMALL CAP GROWTH             25.65%          --          --            --          --            --             48.00%
------------------------------------------------------------------------------------------------------------------------------------
 Lipper Small Cap                     38.28           --          --            --          --            --             62.39
------------------------------------------------------------------------------------------------------------------------------------
 Benchmark                            43.09           --          --            --          --            --             84.91
------------------------------------------------------------------------------------------------------------------------------------
BT EQUITY 500 INDEX                   18.44%          --          --            --          --            --             45.90%
------------------------------------------------------------------------------------------------------------------------------------
 Lipper S&P 500 Index                 19.36%          --          --            --          --            --             51.69%
------------------------------------------------------------------------------------------------------------------------------------
 Benchmark                            21.03%          --          --            --          --            --             55.65%
------------------------------------------------------------------------------------------------------------------------------------
BT SMALL COMPANY INDEX                18.86%          --          --            --          --            --             14.31%
------------------------------------------------------------------------------------------------------------------------------------
 Lipper Small Cap                     34.26%          --          --            --          --            --             37.82%
------------------------------------------------------------------------------------------------------------------------------------
 Benchmark                            21.26%          --          --            --          --            --             18.17%
------------------------------------------------------------------------------------------------------------------------------------
BT INTERNATIONAL EQUITY INDEX         25.49%          --          --            --          --            --             48.37%
------------------------------------------------------------------------------------------------------------------------------------
 Lipper International                 43.24%          --          --            --          --            --             61.58%
------------------------------------------------------------------------------------------------------------------------------------
 Benchmark                            26.96%          --          --            --          --            --             52.35%
------------------------------------------------------------------------------------------------------------------------------------
EQ/EVERGREEN                           8.02%          --          --            --          --            --              8.02%
------------------------------------------------------------------------------------------------------------------------------------
 Lipper Growth                        29.78%          --          --            --          --            --             29.78%
------------------------------------------------------------------------------------------------------------------------------------
 Benchmark                            21.26%          --          --            --          --            --             21.26%
------------------------------------------------------------------------------------------------------------------------------------
EQ/EVERGREEN FOUNDATION                5.70%          --          --            --          --            --              5.70%
------------------------------------------------------------------------------------------------------------------------------------
 Lipper Balanced                       8.69%          --          --            --          --            --              8.69%
------------------------------------------------------------------------------------------------------------------------------------
 Benchmark                            11.15%          --          --            --          --            --             11.15%
------------------------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM GROWTH & INCOME VALUE       (2.89)%         --          --            --          --            --             24.04%
------------------------------------------------------------------------------------------------------------------------------------
 Lipper                               12.90%          --          --            --          --            --             56.85%
------------------------------------------------------------------------------------------------------------------------------------
 Benchmark                            21.03%          --          --            --          --            --             90.75%
------------------------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM INTERNATIONAL EQUITY        57.77%          --          --            --          --            --            101.24%
------------------------------------------------------------------------------------------------------------------------------------
 Lipper                               43.24%          --          --            --          --            --             65.44%
------------------------------------------------------------------------------------------------------------------------------------
 Benchmark                            26.96%          --          --            --          --            --             56.70%
------------------------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM INVESTORS GROWTH            28.25%          --          --            --          --            --            112.28%
------------------------------------------------------------------------------------------------------------------------------------
 Lipper                               29.78%          --          --            --          --            --            101.13%
------------------------------------------------------------------------------------------------------------------------------------
 Benchmark                            21.03%          --          --            --          --            --             90.75%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       INVESTMENT PERFORMANCE 81
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                    TABLE 4 (CONTINUED)
                             CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1999:

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    SINCE
                                                                                                                 PORTFOLIO
                                         1 YEAR       3 YEARS     5 YEARS    10 YEARS    15 YEARS    20 YEARS    INCEPTION*
-----------------------------------------------------------------------------------------------------------------------------

JPM CORE BOND                            (3.12)%        --           --        --            --           --        3.99%
-----------------------------------------------------------------------------------------------------------------------------
 Lipper Intermediate Investment          (0.83)%        --           --        --            --           --        7.83%
 Grade Debt
-----------------------------------------------------------------------------------------------------------------------------
 Benchmark                               (1.77)%        --           --        --            --           --        5.96%
-----------------------------------------------------------------------------------------------------------------------------
LAZARD LARGE CAP VALUE                    1.93%         --           --        --            --           --       20.49%
-----------------------------------------------------------------------------------------------------------------------------
 Lipper Capital Appreciation             43.66%         --           --        --            --           --       79.44%
-----------------------------------------------------------------------------------------------------------------------------
 Benchmark                               21.03%         --           --        --            --           --       55.65%
-----------------------------------------------------------------------------------------------------------------------------
LAZARD SMALL CAP VALUE                    0.16%         --           --        --            --           --       (8.36)%
-----------------------------------------------------------------------------------------------------------------------------
 Lipper Small Cap                        34.26%         --           --        --            --           --       37.82%
-----------------------------------------------------------------------------------------------------------------------------
 Benchmark                               21.26%         --           --        --            --           --       18.17%
-----------------------------------------------------------------------------------------------------------------------------
MFS GROWTH WITH INCOME                    7.03%         --           --        --            --           --        7.03%
-----------------------------------------------------------------------------------------------------------------------------
 Lipper Growth & Income                  12.90%         --           --        --            --           --       12.90%
-----------------------------------------------------------------------------------------------------------------------------
 Benchmark                               21.03%         --           --        --            --           --       21.03%
-----------------------------------------------------------------------------------------------------------------------------
MFS RESEARCH                             21.21%         --           --        --            --           --       70.07%
-----------------------------------------------------------------------------------------------------------------------------
 Lipper Growth                           29.78%         --           --        --            --           --      101.13%
-----------------------------------------------------------------------------------------------------------------------------
 Benchmark                               21.03%         --           --        --            --           --       90.75%
-----------------------------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH                      70.98%         --           --        --            --           --      174.33%
  COMPANIES
-----------------------------------------------------------------------------------------------------------------------------
 Lipper Mid--Cap                          51.65%         --           --        --            --           --      120.85%
-----------------------------------------------------------------------------------------------------------------------------
 Benchmark                               21.26%         --           --        --            --           --       52.05%
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH BASIC VALUE EQUITY         17.10%         --           --        --            --           --       48.97%
-----------------------------------------------------------------------------------------------------------------------------
  Lipper Growth & Income                 12.90%         --           --        --            --           --       56.85%
-----------------------------------------------------------------------------------------------------------------------------
  Benchmark                              21.03%         --           --        --            --           --       90.75%
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH WORLD STRATEGY             19.47%         --           --        --            --           --       30.18%
-----------------------------------------------------------------------------------------------------------------------------
  Lipper Global Flexible Portfolio       12.93%         --           --        --            --           --       35.69%
-----------------------------------------------------------------------------------------------------------------------------
  Benchmark                              13.07%         --           --        --            --           --       49.16%
-----------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY EMERGING
 MARKETS EQUITY                          92.71%         --           --        --            --           --        9.88%
-----------------------------------------------------------------------------------------------------------------------------
 Lipper Emerging Markets                 82.53%         --           --        --            --           --        7.48%
-----------------------------------------------------------------------------------------------------------------------------
 Benchmark                               66.41%         --           --        --            --           --        5.32%
-----------------------------------------------------------------------------------------------------------------------------


--------------------------------
* Portfolio inception dates are shown in Table 1.

--------------------------------------------------------------------------------
82 INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------




                                                      TABLE 5
                                          YEAR--BY--YEAR RATES OF RETURN:

--------------------------------------------------------------------------------------------------------------------------------
                                                1989        1990         1991         1992         1993
--------------------------------------------------------------------------------------------------------------------------------
Alliance Money Market                           7.23%       6.29%        4.28%        1.70%        1.11%
--------------------------------------------------------------------------------------------------------------------------------
Alliance High Yield                             3.25%      (2.90)%      22.23%       10.29%       20.94%
--------------------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                          23.35%      (9.77)%      35.41%        1.36%       22.59%
--------------------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                            40.93%       6.21%       83.52%       (4.91)%      14.65%
--------------------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                         --           --          --            --           --
--------------------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                               --           --          --            --           --
--------------------------------------------------------------------------------------------------------------------------------
BT Small Company Index                            --           --          --            --           --
--------------------------------------------------------------------------------------------------------------------------------
BT International Equity Index                     --           --          --            --           --
--------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen                                      --           --          --            --           --
--------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Foundation                           --           --          --            --           --
--------------------------------------------------------------------------------------------------------------------------------
JPM Core Bond                                     --           --          --            --           --
--------------------------------------------------------------------------------------------------------------------------------
Lazard Large Cap Value                            --           --          --            --           --
--------------------------------------------------------------------------------------------------------------------------------
Lazard Small Cap Value                            --           --          --            --           --
--------------------------------------------------------------------------------------------------------------------------------
MFS Growth with Income                            --           --          --            --           --
--------------------------------------------------------------------------------------------------------------------------------
MFS Research                                      --           --          --            --           --
--------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                     --           --          --            --           --
--------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity                  --           --          --            --           --
--------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                      --           --          --            --           --
--------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity            --           --          --            --           --
--------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                   --           --          --            --           --
--------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth                        --           --          --            --           --
--------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity                    --           --          --            --           --
--------------------------------------------------------------------------------------------------------------------------------


                                                      TABLE 5 (continued)
                                                YEAR-BY-YEAR RATES OF RETURN:

-----------------------------------------------------------------------------------------------------------------------------------
                                                 1994        1995        1996          1997            1998          1999
-----------------------------------------------------------------------------------------------------------------------------------
Alliance Money Market                            2.15%        3.85%      3.43%          3.53%          3.45%         3.09%
-----------------------------------------------------------------------------------------------------------------------------------
Alliance High Yield                             (4.53)%      17.77%     20.66%         16.34%         (6.85)%       (5.08)%
-----------------------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                           (3.89)%      30.08%     22.03%         26.90%         27.06%        22.95%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                             (5.54)%      29.28%     19.99%          8.82%         (1.50)%       16.71%
-----------------------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                           --         --          --          25.21%+        (5.92)%       25.65%
-----------------------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                                 --         --          --              --         23.19%        18.44%
-----------------------------------------------------------------------------------------------------------------------------------
BT Small Company Index                              --         --          --              --         (3.82)%       18.86%
-----------------------------------------------------------------------------------------------------------------------------------
BT International Equity Index                       --         --          --              --         18.23%        25.49%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen                                        --         --          --              --           --           8.02%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen foundation                             --         --          --              --           --           5.70%
-----------------------------------------------------------------------------------------------------------------------------------
JPM Core Bond                                       --          --          --              --         7.34%        (3.12)%
-----------------------------------------------------------------------------------------------------------------------------------
Lazard Large Cap Value                              --         --          --              --         18.20%         1.93%
-----------------------------------------------------------------------------------------------------------------------------------
Lazard Small Cap Value                              --         --          --              --         (8.51)%        0.16%
-----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity                    --         --          --              --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                        --         --          --              --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
MFS Growth with Income                              --         --          --              --            --          7.03%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Research                                        --         --          --          14.84%+        22.18%        21.21%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                       --         --          --          21.15%+        32.43%        70.98%
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity              --         --          --         (20.64)%+      (28.15)%       92.71%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                     --         --          --          15.00%+        11.07%        (2.89)%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Investors Growth                          --         --          --          23.36%+        34.18%        28.25%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity                      --         --          --           8.44%+        17.62%        57.77%
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------
+Returns for these portfolios represent less than 12 months of performance. The returns are as of each portfolio inception date as shown in Table 1.

--------------------------------------------------------------------------------
                                                       INVESTMENT PERFORMANCE 83
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
COMMUNICATING PERFORMANCE DATA

In reports or other communications to contract owners or in advertising material, we may describe general economic and market conditions affecting our variable investment options and the portfolios and may compare the performance or ranking of those options and the portfolios with:


o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., VARDS, or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;


o other appropriate indices of investment securities and averages for peer universes of mutual funds; or

o  data developed by us derived from such indices or averages.

We also may furnish to present or prospective contract owners advertisements or other communications that include evaluations of a variable investment option or portfolio by nationally recognized financial publications. Examples of such publications are:

--------------------------------------------------------------------------------
Barron's                                         Investment Management Weekly
Morningstar's Variable Annuity                   Money Management Letter
  Sourcebook                                     Investment Dealers Digest
Business Week                                    National Underwriter
Forbes                                           Pension & Investments
Fortune                                          USA Today
Institutional Investor                           Investor's Business Daily
Money                                            The New York Times
Kiplinger's Personal Finance                     The Wall Street Journal
Financial Planning                               The Los Angeles Times
Investment Adviser                               The Chicago Tribune
--------------------------------------------------------------------------------

Lipper compiles performance data for peer universes of funds with similar investment objectives in its Lipper Survey. Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:

o The "separate account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable life and annuity contracts, and

o The "mutual fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

The Morningstar Variable Annuity/Life Report consists of nearly 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges. VARDS is a monthly reporting service that monitors approximately 2,500 variable life and variable annuity funds on performance and account information.

YIELD INFORMATION

Current yield for the Alliance Money Market option will be based on net changes in a hypothetical investment over a given seven-day period, exclusive of capital changes, and then "annualized" (assuming that the same seven-day result would occur each week for 52 weeks). Current yield for the Alliance High Yield option will be based on net changes in a hypothetical investment over a given 30-day period, exclusive of capital changes, and then "annualized" (assuming that the same 30-day result would occur each month for 12 months).


"Effective yield" is calculated in a similar manner, but when annualized, any income earned by the investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because any earnings are compounded weekly for the Alliance Money Market option. The current yields and effective yields assume the deduction of all current contract charges and expenses other than the withdrawal charge, the optional baseBUILDER benefits charge, the annual administrative charge, and any charge for

--------------------------------------------------------------------------------
84 INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

taxes such as premium tax. The yields and effective yields for the Alliance Money Market option, when used for the special dollar cost averaging program, assume that no contract charges are deducted. For more information, see "Yield Information for the Alliance Money Market Option and Alliance High Yield Option" in the SAI.

--------------------------------------------------------------------------------
                             INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE  85
--------------------------------------------------------------------------------

10
Incorporation of certain documents by reference

--------------------------------------------------------------------------------


Equitable Life's annual report on Form 10-K for the year ended December 31, 1998, its current report on Form 8-K dated April 8, 1999, and its quarterly report on Form 10-Q for the quarter ended September 30, 1999, are considered to be a part of this prospectus because they are incorporated by reference.

After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act") including our annual report on Form 10-K for the year ended December 31, 1999, will be considered to become part of this prospectus because they are incorporated by reference.


Any statement contained in a document that is, or becomes part of this prospectus, will be considered changed or replaced for purposes of this prospectus if a statement contained in this prospectus changes or is replaced. Any statement that is considered to be a part of this prospectus because of its incorporation will be considered changed or replaced for the purpose of this prospectus if a statement contained in any other subsequently filed document that is considered to be part of this prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this prospectus.

We file our Exchange Act documents and reports, including our annual report on Form 10-K and quarterly reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a Web site that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this prospectus is delivered, a copy of any or all of the documents considered to be part of this prospectus because they are incorporated herein. This does not include exhibits not specifically incorporated by reference into the text of such documents. Requests for documents should be directed to The Equitable Life Assurance Society of the United States, 1290 Avenue of the Americas, New York, New York 10104.
Attention: Corporate Secretary (telephone: (212) 554-1234).

--------------------------------------------------------------------------------
                        APPENDIX I: PURCHASE CONSIDERATIONS FOR QP CONTRACTS A-1
--------------------------------------------------------------------------------

Appendix I: Purchase considerations for QP contracts

--------------------------------------------------------------------------------



Trustees who are considering the purchase of an Equitable Accumulator QP contract should discuss with their tax advisers whether this is an appropriate investment vehicle for the employer's plan. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the guaranteed minimum income benefit, and the payment of death benefits in accordance with the requirements of the federal income tax rules. The QP contract and this prospectus should be reviewed in full, and the following factors, among others, should be noted. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Equitable Accumulator QP contract or another annuity. Therefore, you should purchase an Equitable Accumulator QP contract to fund a plan for the contract's features and benefits other than tax deferral. This QP contract accepts transfer contributions only and not regular, ongoing payroll contributions. For 401(k) plans under defined contribution plans, no employee after-tax contributions are accepted.


Under defined benefit plans, we will not accept rollovers from a defined contribution plan to a defined benefit plan. We will only accept transfers from a defined benefit plan or a change of investment vehicles in the plan. For defined benefit plans, the maximum percentage of actuarial value of the plan participant/employee's normal retirement benefit that can be funded by a QP contract is 80%. The account value under a QP contract may at any time be more or less than the lump sum actuarial equivalent of the accrued benefit for a defined benefit plan participant/employee. Equitable Life does not guarantee that the account value under a QP contract will at any time equal the actuarial value of 80% of a participant/employee's accrued benefit. If overfunding of a plan occurs, withdrawals from the QP contract may be required. A withdrawal charge and/or market value adjustment may apply.

Further, Equitable Life will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant/employee takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan.

Given that required minimum distributions must generally commence from the plan for annuitants after age 70 1/2, trustees should consider that:

o the QP contract may not be an appropriate purchase for annuitants approaching or over age 70 1/2; and

o the guaranteed minimum income benefit under baseBUILDER may not be an appropriate feature for annuitants who are older than age 60 1/2 when the contract is issued.

Finally, because the method of purchasing the QP contract and the features of the QP contract may appeal more to plan participants/employees who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants/employees who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.

--------------------------------------------------------------------------------
                               APPENDIX II: MARKET VALUE ADJUSTMENT EXAMPLE  B-1
--------------------------------------------------------------------------------

Appendix II: Market value adjustment example

--------------------------------------------------------------------------------


The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on February 15, 2001 to a fixed maturity option with a maturity date of February 15, 2010 (nine years later) at a hypothetical rate to maturity of 7.00%, resulting in a maturity value of $183,846 on the maturity date. We further assume that a withdrawal of $50,000 is made four years later on February 15, 2004.



-----------------------------------------------------------------------------------------------------------------------------------
                                                                     HYPOTHETICAL ASSUMED RATE TO MATURITY ON
                                                                                 FEBRUARY 15, 2005
                                                                     --------------------------------------------------------------

                                                                         5.00%                   9.00%
-----------------------------------------------------------------------------------------------------------------------------------
AS OF FEBRUARY 15, 2004 (BEFORE WITHDRAWAL)
-----------------------------------------------------------------------------------------------------------------------------------
(1) Market adjusted amount                                             $144,048               $119,487
-----------------------------------------------------------------------------------------------------------------------------------
(2) Fixed maturity amount                                              $131,080               $131,080
-----------------------------------------------------------------------------------------------------------------------------------
(3) Market value adjustment:
    (1) - (2)                                                          $ 12,968               $(11,593)
-----------------------------------------------------------------------------------------------------------------------------------
ON FEBRUARY 15, 2004 (AFTER WITHDRAWAL)
-----------------------------------------------------------------------------------------------------------------------------------
(4) Portion of market value adjustment associated with withdrawal:
    (3) x [$50,000/(1)]                                                $  4,501               $ (4,851)
-----------------------------------------------------------------------------------------------------------------------------------
(5) Reduction in fixed maturity
    amount: [$50,000 - (4)]                                            $ 45,499               $ 54,851
-----------------------------------------------------------------------------------------------------------------------------------
(6) Fixed maturity amount: (2) - (5)                                   $ 85,581               $ 76,229
-----------------------------------------------------------------------------------------------------------------------------------
(7) Maturity value                                                     $120,032               $106,915
-----------------------------------------------------------------------------------------------------------------------------------
(8) Market adjusted amount of (7)                                      $ 94,048               $ 69,487
-----------------------------------------------------------------------------------------------------------------------------------

You should note that under this example if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a portion of a positive market value adjustment is realized.

--------------------------------------------------------------------------------
                      APPENDIX III: GUARANTEED MINIMUM DEATH BENEFIT EXAMPLE C-1
--------------------------------------------------------------------------------

Appendix III: Guaranteed minimum death benefit example

--------------------------------------------------------------------------------



The death benefit under the contracts is equal to the account value or, if greater, the guaranteed minimum death benefit.


The following illustrates the guaranteed minimum death benefit calculation. Assuming $100,000 is allocated to the variable investment options (with no allocation to the Alliance Money Market option or the fixed maturity options), no additional contributions, no transfers and no withdrawals, and no loans under a Rollover TSA contract, the guaranteed minimum death benefit for an annuitant age 45 would be calculated as follows:

------------------------------------------------------------------------------------------------------------------------------
  END OF                                               5% ROLL UP TO AGE 80                  ANNUAL RATCHET TO AGE 80
CONTRACT                                               GUARANTEED MINIMUM                     GUARANTEED MINIMUM
  YEAR                 ACCOUNT VALUE                    DEATH BENEFIT(1)                         DEATH BENEFIT
------------------------------------------------------------------------------------------------------------------------------
  1                       $105,000                         $105,000(1)                            $105,000(3)
------------------------------------------------------------------------------------------------------------------------------
  2                       $115,500                         $110,250(2)                            $115,500(3)
------------------------------------------------------------------------------------------------------------------------------
  3                       $129,360                         $115,763(2)                            $129,360(3)
------------------------------------------------------------------------------------------------------------------------------
  4                       $103,488                         $121,551(1)                            $129,360(4)
------------------------------------------------------------------------------------------------------------------------------
  5                       $113,837                         $127,628(1)                            $129,360(4)
------------------------------------------------------------------------------------------------------------------------------
  6                       $127,497                         $134,010(1)                            $129,360(4)
------------------------------------------------------------------------------------------------------------------------------
  7                       $127,497                         $140,710(1)                            $129,360(4)
------------------------------------------------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%. We
are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

5% ROLL UP TO AGE 80

(1) At the end of contract year 1, and again at the end of contract years 4 through 7, the death benefit will be equal to the guaranteed minimum death benefit.

(2) At the end of contract years 2 and 3, the death benefit will be equal to the current account value since it is higher than the current guaranteed minimum death benefit.

ANNUAL RATCHET TO AGE 80

(3) At the end of contract years 1 through 3, the guaranteed minimum death benefit is equal to the current account value.

(4) At the end of contract years 4 through 7, the guaranteed minimum death benefit is equal to the guaranteed minimum death benefit at the end of the prior year since it is equal to or higher than the current account value.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statement of additional information

--------------------------------------------------------------------------------





TABLE OF CONTENTS

                                                                            PAGE
Unit Values                                                                   2
Custodian and Independent Accountants                                         2
Yield Information for the Alliance Money Market
   Option and Alliance High Yield Option                                      2
Financial Statements                                                          4



HOW TO OBTAIN AN EQUITABLE ACCUMULATOR STATEMENT OF
ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49

Send this request form to:
   Equitable Accumulator
   P.O. Box 1547
   Secaucus, NJ 07096-1547

--------------------------------------------------------------------------------


Please send me an Equitable Accumulator SAI for Separate
Account No. 49 dated March 1, 2000.


--------------------------------------------------------------------------------
Name:


--------------------------------------------------------------------------------
Address:


--------------------------------------------------------------------------------
City                    State       Zip


(SAI 1AMLF(2000))

Equitable Life Assurance Society
  of the United States

EQUITABLE ACCUMULATOR
March 1, 2000 Supplement
 to Prospectus dated March 1, 2000

--------------------------------------------------------------------------------

This supplements the March 1, 2000 Equitable Accumulator Prospectus. Keep this Supplement with the Prospectus for future reference. Unless indicated otherwise, the terms in this Supplement have the same meaning as the terms in the Prospectus.

1. The following entries replace the entries in the "EQ Advisors Trust annual expenses" chart on page 12 of the Prospectus for the portfolios indicated.

---------------------------------------------------------------------------------------------------------------------
                                                                         Other Expenses        Total Annual
                                                                         (After Expense        Expenses (After
                                 Management Fees    12b-1 Fees           limitation)           Expense limitation)

---------------------------------------------------------------------------------------------------------------------
Alliance Conservative
Investors                        0.60%              0.25%                0.07%                 0.92%
Alliance Equity Index            0.25%              0.25%                0.05%                 0.55%
Alliance Global                  0.73%              0.25%                0.09%                 1.07%
Alliance Growth and
Income                           0.59%              0.25%                0.05%                 0.89%
Alliance Growth Investors        0.57%              0.25%                0.05%                 0.87%
Alliance International           0.85%              0.25%                0.20%                 1.30%
---------------------------------------------------------------------------------------------------------------------

2. The following replaces the expense information in the "Expenses Reflecting baseBUILDER Election" chart on page 14 of the Prospectus for the variable investment options indicated:

----------------------------------------------------------------------------------------------------------------------
                      If you surrender your contract at the end          If you do not surrender your contract at
                      of each period shown, the expenses would           the end of each period shown, the expenses
                      be:                                                would be:
----------------------------------------------------------------------------------------------------------------------
                      1 year     3 years    5 years    10 years          1 year     3 years     5 years     10 years
----------------------------------------------------------------------------------------------------------------------
Alliance
Conservative
Investors             $ 96.61    $137.84    $181.88    $325.08           $29.76     $ 91.31     $155.71     $329.97
----------------------------------------------------------------------------------------------------------------------
Alliance Global       $ 98.09    $142.27    $189.19    $339.31           $31.24     $ 95.74     $163.02     $344.20
----------------------------------------------------------------------------------------------------------------------
Alliance Growth
and Income            $ 96.31    $136.95    $180.41    $322.21           $29.46     $ 90.42     $154.24     $327.10
----------------------------------------------------------------------------------------------------------------------
Alliance Growth
Investors             $ 96.11    $136.36    $179.43    $320.30           $29.26     $ 89.83     $153.26     $325.19
----------------------------------------------------------------------------------------------------------------------
Alliance
International         $100.38    $149.04    $200.33    $360.71           $33.53     $102.51     $174.16     $365.60
----------------------------------------------------------------------------------------------------------------------

3. The following replaces the expense information in the "Expense Reflecting APO Plus Election" chart on page 15 of the Prospectus for the variable investment option indicated:

----------------------------------------------------------------------------------------------------------------------
                      If you surrender your contract at the end          If you do not surrender your contract at
                      of each period shown, the expenses would           the end of each period shown, the expenses
                      be:                                                would be:
----------------------------------------------------------------------------------------------------------------------
                      1 year     3 years    5 years    10 years          1 year     3 years     5 years     10 years
----------------------------------------------------------------------------------------------------------------------
Alliance Equity
Index                 $92.94     $120.63    $150.83    $258.30           $22.94     $70.63      $120.83     $258.30
----------------------------------------------------------------------------------------------------------------------

IM-99-13 Supp (2/00)

EQUITABLE ACCUMULATOR(SM)

A combination variable and fixed deferred annuity contract



PROSPECTUS DATED MARCH 1, 2000

 Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. Also, at the end of this prospectus you will find attached the prospectus for EQ Advisors Trust, which contains important information about its portfolios.

--------------------------------------------------------------------------------





WHAT IS THE EQUITABLE ACCUMULATOR?


Equitable Accumulator is a deferred annuity contract issued by THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES. It provides for the accumulation of retirement savings and for income. The contract offers income and death benefit protection. It also offers a number of payout and distribution options. The distribution options available under the contract are the Assured Payment Option and APO Plus. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options, fixed maturity options, or the account for special dollar cost averaging ("investment options").
--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------
FIXED INCOME OPTIONS
--------------------------------------------------------------------------------
DOMESTIC FIXED INCOME                       AGGRESSIVE FIXED INCOME
--------------------------------------------------------------------------------
o Alliance Intermediate                     o Alliance High Yield
     Government Securities
o Alliance Money Market
--------------------------------------------------------------------------------
EQUITY OPTIONS
--------------------------------------------------------------------------------
DOMESTIC EQUITY
--------------------------------------------------------------------------------
o Alliance Common Stock                     o MFS Growth with Income
o Alliance Growth and Income                o MFS Research
o EQ/Alliance Premier Growth                o Merrill Lynch Basic Value Equity
o BT Equity 500 Index                       o EQ/Putnam Growth & Income Value
o Capital Guardian Research                 o T. Rowe Price Equity Income
o Capital Guardian U.S. Equity
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY
--------------------------------------------------------------------------------
o Alliance Global                           o Morgan Stanley Emerging
o Alliance International                        Markets Equity
o BT International Equity Index             o T. Rowe Price International Stock
--------------------------------------------------------------------------------
AGGRESSIVE EQUITY
--------------------------------------------------------------------------------
o EQ/Aggressive Stock*                      o MFS Emerging Growth Companies
o Alliance Small Cap Growth                 o Warburg Pincus Small Company Value
o BT Small Company Index
o EQ/Evergreen
--------------------------------------------------------------------------------
ASSET ALLOCATION OPTIONS
--------------------------------------------------------------------------------
o Alliance Conservative Investors           o Merrill Lynch World Strategy
o Alliance Growth Investors                 o EQ/Putnam Balanced
o EQ/Evergreen Foundation
--------------------------------------------------------------------------------
o Alliance Equity Index (Available only under APO Plus)
o EQ/Alliance Technology (anticipated to become available on or about
  May 1, 2000, subject to regulator clearance).
* Currently this variable investment option is named "Alliance Aggressive Stock." The option will be renamed as shown, effective May 1, 2000.
--------------------------------------------------------------------------------

You may allocate amounts to any of the variable investment options. Each variable investment option is a subaccount of our Separate Account No. 45. Each variable investment option, in turn, invests in a corresponding securities portfolio of EQ Advisors Trust. Your investment results in a variable investment option will depend on the investment performance of the related portfolio.


FIXED MATURITY OPTIONS. You may allocate amounts to one or more fixed maturity options. These amounts will receive a fixed rate of interest for a specified period. Interest is earned at a guaranteed rate set by us. We make a market value adjustment (up or down) if you make transfers or withdrawals from a fixed maturity option before its maturity date.

ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING. This account also pays fixed interest at guaranteed rates.

TYPES OF CONTRACTS. We offer the contracts for use as:

o A nonqualified annuity ("NQ") for after-tax contributions only.
o An individual retirement annuity ("IRA"), either traditional o IRA or Roth
  IRA.

  We offer two versions of the traditional IRA: "Rollover IRA" and "Flexible Premium IRA." The Assured Payment Option and APO Plus are available under Rollover IRA and Flexible Premium IRA contracts.

  We also offer two versions of the Roth IRA: "Roth Conversion IRA" and "Flexible Premium Roth IRA."

o An annuity that is an investment vehicle for a qualified
o defined contribution or defined benefit plan ("QP").

o An Internal Revenue Code Section 403(b) Tax-Sheltered
o Annuity ("TSA") -- ("Rollover TSA").

A contribution of at least $5,000 is required to purchase an NQ, Rollover IRA, Roth Conversion IRA, QP or Rollover TSA contract. For Flexible Premium IRA or Flexible Premium Roth IRA contracts, we require a contribution of $2,000 to purchase a contract. Under Rollover IRA or Flexible Premium IRA contracts you may elect the Assured Payment Option or APO Plus with a minimum initial contribution of $10,000.


Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated March 1, 2000 is a part of one of the registration statements. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771. The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's Web site at http://www.sec.gov. The table of contents for the SAI appears at the back of this prospectus.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------
2 CONTENTS OF THIS PROSPECTUS
--------------------------------------------------------------------------------


Contents of this prospectus
--------------------------------------------------------------------------------


EQUITABLE ACCUMULATOR(SM)


-------------------------------------------------------------------------------
Index of key words and phrases                                                 4
Who is Equitable Life?                                                         5
How to reach us                                                                6
Equitable Accumulator at a glance -- key features                              8

--------------------------------------------------------------------------------
FEE TABLE                                                                     11
--------------------------------------------------------------------------------
Examples                                                                      14
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1
CONTRACT FEATURES AND BENEFITS                                                16
--------------------------------------------------------------------------------
How you can purchase and contribute to your contract                          16
Owner and annuitant requirements                                              22
How you can make your contributions                                           22
What are your investment options under the contract?                          22
Allocating your contributions                                                 28
Your benefit base                                                             30
Annuity purchase factors                                                      30
Our baseBUILDER option                                                        30
Guaranteed minimum death benefit                                              32
Your right to cancel within a certain number of days                          33


--------------------------------------------------------------------------------
2
DETERMINING YOUR CONTRACT'S VALUE                                             34
--------------------------------------------------------------------------------
Your account value and cash value                                             34
Your contract's value in the variable investment options                      34
Your contract's value in the fixed maturity options                           34
Your contract's value in the account for special dollar cost
    averaging                                                                 35
--------------------------------------------------------------------------------

"We," "our," and "us" refer to Equitable Life.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

--------------------------------------------------------------------------------
                                                   CONTENTS OF THIS PROSPECTUS 3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3
TRANSFERRING YOUR MONEY AMONG
    INVESTMENT OPTIONS                                                        36
--------------------------------------------------------------------------------
Transferring your account value                                               36
Rebalancing your account value                                                36

--------------------------------------------------------------------------------
4
ACCESSING YOUR MONEY                                                          37
--------------------------------------------------------------------------------
Assured Payment Option and APO Plus                                           37
Withdrawing your account value                                                41
How withdrawals are taken from your account value                             43
How withdrawals affect your guaranteed minimum income benefit and
  guaranteed minimum death benefit                                            43
Loans under Rollover TSA contracts                                            44
Surrendering your contract to receive its cash value                          45
When to expect payments                                                       45
Your annuity payout options                                                   45

--------------------------------------------------------------------------------
5
CHARGES AND EXPENSES                                                          49
--------------------------------------------------------------------------------
Charges that Equitable Life deducts                                           49
Charges that EQ Advisors Trust deducts                                        51
Group or sponsored arrangements                                               52
Other distribution arrangements                                               52

--------------------------------------------------------------------------------
6
PAYMENT OF DEATH BENEFIT                                                      53
--------------------------------------------------------------------------------
Your beneficiary and payment of benefit                                       53
How death benefit payment is made                                             54
Beneficiary continuation option                                               54

--------------------------------------------------------------------------------
7
TAX INFORMATION                                                               56
--------------------------------------------------------------------------------
Overview                                                                      56
Transfers among investment options                                            56
Taxation of nonqualified annuities                                            56
Special rules for NQ contracts issued in Puerto Rico                          57
Individual retirement arrangements (IRAs)                                     58
Special rules for nonqualified contracts in qualified plans                   69
Tax-Sheltered Annuity contracts (TSAs)                                        69
Federal and state income tax withholding and information reporting            73
Impact of taxes to Equitable Life                                             75

-------------------------------------------------------------------------------
8
MORE INFORMATION                                                              76
--------------------------------------------------------------------------------
About our Separate Account No. 45                                             76
About EQ Advisors Trust                                                       76
About our fixed maturity options                                              77
About the general account                                                     78


About other methods of payment                                                78


Dates and prices at which contract events occur                               79


About your voting rights                                                      79


About legal proceedings                                                       80
About our independent accountants                                             80


Financial statements                                                          81


Transfers of ownership, collateral assignments, loans, and borrowing          81
Distribution of the contracts                                                 81

--------------------------------------------------------------------------------
9
INVESTMENT PERFORMANCE                                                        82
--------------------------------------------------------------------------------
Benchmarks                                                                    82
Communicating performance data                                                93

--------------------------------------------------------------------------------
10
INCORPORATION OF CERTAIN DOCUMENTS BY
    REFERENCE                                                                 95
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
APPENDICES
--------------------------------------------------------------------------------

I --   Purchase considerations for QP contracts                              A-1
II --  Market value adjustment example                                       B-1
III -- Guaranteed minimum death benefit example                              C-1
IV --  Example of payments under the Assured Payment Option and APO Plus     D-1
V --   Assured Payment Option and APO Plus contracts issued in the
       state of Maryland                                                     E-1


--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
    TABLE OF CONTENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4 INDEX OF KEY WORDS AND PHRASES
--------------------------------------------------------------------------------


Index of key words and phrases
--------------------------------------------------------------------------------


This index should help you locate more information on the terms used in this prospectus.

                                                    PAGE


account for special dollar cost
averaging                                            26
account value                                        34


annuitant                                            16


annuity payout options                               45
APO Plus                                             40
Assured Payment Option                               37
baseBUILDER                                          30
beneficiary                                          53
benefit base                                         30
business day                                         79
cash value                                           34
conduit IRA                                          62
contract date                                        10
contract date anniversary                            10
contract year                                        10
contributions to Roth IRAs                           66
  regular contributions                              66
  rollover contributions                             66
  conversion contributions                           66
  direct custodian-to-custodian
    transfers                                        66
contributions to traditional IRAs                    59
  regular contributions                              59
  rollover contributions                             59
  direct custodian-to-custodian
    transfers                                        61
EQAccess                                              6
ERISA                                                44
fixed maturity amount                                25
fixed maturity options                               25
Flexible Premium IRA                               cover
Flexible Premium Roth IRA                          cover
guaranteed minimum death benefit                     32
guaranteed minimum income benefit                    31
IRA                                                  58
IRS                                                  56
investment options                                   22
loan reserve account                                 44
market adjusted amount                               25
market value adjustment                              26
maturity value                                       25
NQ                                                   56
participant                                          22
portfolio                                          cover
processing office                                     6
QP                                                   69
rate to maturity                                     25
Required Beginning Date                              63
Rollover IRA                                       cover
Rollover TSA                                       cover
Roth Conversion IRA                                cover
Roth IRA                                             66
SAI                                                cover
SEC                                                cover
TOPS                                                  6
TSA                                                  69
traditional IRA                                      58
unit                                                 34
variable investment options                          22



To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract.

--------------------------------------------------------------------------------
PROSPECTUS                   CONTRACT OR SUPPLEMENTAL MATERIALS
--------------------------------------------------------------------------------
fixed maturity options       Guarantee Periods (GIROs in Supplemental Materials)
variable investment options  Investment Funds
account value                Annuity Account Value
rate to maturity             Guaranteed Rates
unit                         Accumulation Unit

--------------------------------------------------------------------------------
                                                        WHO IS EQUITABLE LIFE? 5
--------------------------------------------------------------------------------


Who is Equitable Life?
--------------------------------------------------------------------------------



We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a wholly owned subsidiary of AXA Financial, Inc. (previously, The Equitable Companies Incorporated). The majority shareholder of AXA Financial, Inc. is AXA, a French holding company for an international group of insurance and related financial services companies. As a majority shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the contract.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $462.7 billion in assets as of December 31, 1999. For over 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

--------------------------------------------------------------------------------
6 WHO IS EQUITABLE LIFE?
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW TO REACH US

You may communicate with our Processing Office as listed below for any of the following purposes:

--------------------------------------------------------------------------------
FOR CONTRIBUTIONS SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------
Equitable Accumulator
P.O. Box 13014
Newark, NJ 07188-0014

--------------------------------------------------------------------------------
FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
Equitable Accumulator
c/o Bank One, N.A.
300 Harmon Meadow Boulevard, 3rd Floor
Attn: Box 13014
Secaucus, NJ 07094

--------------------------------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------
Equitable Accumulator
P.O. Box 1547
Secaucus, NJ 07096-1547

--------------------------------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
Equitable Accumulator
200 Plaza Drive, 4th Floor
Secaucus, NJ 07094

--------------------------------------------------------------------------------
REPORTS WE PROVIDE:
--------------------------------------------------------------------------------

o written confirmation of financial transactions;

o statement of your contract values at the close of each calendar quarter (four per year); and

o annual statement of your contract values as of the close of the contract year.


--------------------------------------------------------------------------------
TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND EQACCESS SYSTEM:
--------------------------------------------------------------------------------

TOPS is designed to provide you with up-to-date information via touch-tone telephone. EQAccess is designed to provide this information through the Internet. You can obtain information on:


o your current account value;

o your current allocation percentages;

o the number of units you have in the variable investment options;

o rates to maturity for the fixed maturity options; and

o the daily unit values for the variable investment options.

You can also:


o change your allocation percentages and/or transfer among the investment options; (anticipated to be available through EQAccess on or about May 1, 2000); and

o change your TOPS personal identification number (PIN); (not available through EQAccess).

TOPS and EQAccess are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free 1-888-909-7770. You may use EQAccess by visiting our Web site at http://www.equitable.com and clicking on EQAccess. Of course, for reasons beyond our control, these services may sometimes be unavailable.


We have established procedures to reasonably confirm that the instructions communicated by telephone or Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light

--------------------------------------------------------------------------------
                                                        WHO IS EQUITABLE LIFE? 7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

--------------------------------------------------------------------------------
CUSTOMER SERVICE REPRESENTATIVE:
--------------------------------------------------------------------------------
You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on any business day from 8:30 a.m. until 5:30 p.m., Eastern time.


You should send all contributions, notices, and requests to our processing office at the address above.

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:



(1) conversion of a traditional IRA to a Roth Conversion IRA or Flexible Premium Roth IRA contract;

(2) election of the Assured Payment Option or APO Plus;

(3) election of the automatic investment program;

(4) election of the rebalancing program;

(5) requests for loans under Rollover TSA contracts;

(6) spousal consent for loans under Rollover TSA contracts;

(7) tax withholding election; and

(8) election of the beneficiary continuation option.


WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1) address changes;

(2) beneficiary changes;

(3) transfers between investment options; and

(4) contract surrender and withdrawal requests.



TO CANCEL OR CHANGE ANY OF THE FOLLOWING WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1) automatic investment program;

(2) general dollar cost averaging;

(3) rebalancing;

(4) special dollar cost averaging;

(5) Assured Payment Option or APO Plus;

(6) substantially equal withdrawals;

(7) systematic withdrawals; and

(8) the date annuity payments are to begin.

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners both must sign.

--------------------------------------------------------------------------------
8 EQUITABLE ACCUMULATOR AT A GLANCE -- KEY FEATURES
--------------------------------------------------------------------------------


Equitable Accumulator at a glance -- key features
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------


PROFESSIONAL                 Equitable Accumulator's variable investment options invest in different portfolios managed
INVESTMENT                   by professional investment advisers.
MANAGEMENT


----------------------------------------------------------------------------------------------------------------------------
FIXED MATURITY               o 10 fixed maturity options with maturities ranging from approximately 1 to 10 years. Under
OPTIONS                        the Assured Payment Option and APO Plus, 5 additional fixed maturity options with maturities ranging from 11 to 15 years.


                             o Each fixed maturity option offers a guarantee of principal and interest rate if you hold it to maturity.
                             -----------------------------------------------------------------------------------------------
                             If you make withdrawals or transfers from a fixed maturity option before  maturity, there will be a market value adjustment due to differences in interest rates. This may increase or decrease any value that you have left in that fixed maturity option. If you surrender your contract, a market value adjustment may also apply.
----------------------------------------------------------------------------------------------------------------------------

ACCOUNT FOR SPECIAL DOLLAR   Available for dollar cost averaging all or a portion of any eligible contribution to your
COST AVERAGING               contract.


----------------------------------------------------------------------------------------------------------------------------
TAX ADVANTAGES               o On earnings inside the    No tax on any dividends, interest or capital gains until you
                               contract                  make withdrawals from your contract or receive annuity
                                                         payments.
                             -----------------------------------------------------------------------------------------------
                             o On transfers inside the   No tax on transfers among investment options.
                               contract
                             -----------------------------------------------------------------------------------------------
                             If you are buying a contract to fund a retirement plan that already provides tax deferral under sections of the Internal Revenue Code (such as IRA, QP, and Rollover TSA), you should do so for the contract's features and benefits other than tax deferral. In such situations, the tax deferral of the contract does not provide additional benefits.
----------------------------------------------------------------------------------------------------------------------------
BASEBUILDER(Reg. TM)         baseBUILDER combines a guaranteed minimum income benefit with the guaranteed minimum
PROTECTION                   death benefit provided under the contract. The guaranteed minimum income benefit provides income protection for you while the annuitant lives. The guaranteed minimum death benefit provides a death benefit for the beneficiary should the annuitant die. For Rollover IRA,
                             Flexible Premium IRA and Rollover TSA Contracts, an additional guaranteed minimum death benefit is available under baseBUILDER where the annuitant is between ages 20 and 60 at contract issue.
----------------------------------------------------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS         o NQ, Rollover IRA, Roth Conversion IRA, QP, and Rollover TSA contracts
                               o Initial minimum:         $ 5,000
                               o Additional minimum:      $ 1,000
                                                          $100 monthly and $300 quarterly under our automatic
                                                          investment program (NQ contracts)
                             -----------------------------------------------------------------------------------------------
                             o Flexible Premium IRA and Flexible Premium Roth IRA contracts
                               o Initial minimum:         $ 2,000
                               o Additional minimum:      $50 ($50 under our automatic investment program)
                             -----------------------------------------------------------------------------------------------
                             o Assured Payment Option and APO Plus under Rollover IRA and Flexible Premium
                               IRA contracts
                               o Initial minimum:         $10,000
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            EQUITABLE ACCUMULATOR AT A GLANCE -- KEY FEATURES  9
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------


                             o Additional minimum: $1,000 (applicable to APO Plus only)
                             -----------------------------------------------------------------------------------------------
                             Maximum contribution limitations may apply.


----------------------------------------------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY         o Assured Payment Option
                             o APO Plus
                             o Lump sum withdrawals
                             o Several withdrawal options on a periodic basis
                             o Loans under Rollover TSA contracts
                             o Contract surrender

                             You may incur a withdrawal charge for certain withdrawals or if you surrender your contract.
                             You may also incur income tax and a tax penalty.
---------------------------------------------------------------------------------------------------------------------------



PAYOUT OPTIONS               o Fixed annuity payout options
                             o Variable Immediate Annuity payout options
                             o Income Manager(Reg. TM) payout options

---------------------------------------------------------------------------------------------------------------------------
ADDITIONAL FEATURES          o Guaranteed minimum death benefit even if you do not elect baseBUILDER
                             o Dollar cost averaging
                             o Automatic investment program
                             o Account value rebalancing (quarterly, semiannually, and annually)
                             o Unlimited free transfers
                             o Waiver of withdrawal charge for disability, terminal illness, or confinement to a nursing home
---------------------------------------------------------------------------------------------------------------------------


FEES AND CHARGES             o Daily charges on amounts invested in the variable investment options for mortality and expense risks, administrative charges and distribution charges at a current annual rate of 1.55% (1.65% maximum).


                             o Annual 0.30% benefit base charge for the optional baseBUILDER benefit until you exercise your guaranteed minimum income benefit, elect another annuity payout option or the contract date anniversary after the annuitant reaches age 85, whichever occurs first. The benefit base is described under "Your benefit base" in "Contract features and benefits." If you do not elect baseBUILDER, you still receive a guaranteed minimum death benefit under your contract at no additional charge.
                             o Under Flexible Premium IRA and Flexible Premium Roth IRA contracts, if your account value at the end of the contract year is less than $25,000, we deduct an annual administrative charge equal to $30 or during the first two contract years 2% of your account value, if less.
                               If your account value is $25,000 or more, we will not deduct the charge.
                             o No sales charge deducted at the time you make contributions.
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
10 EQUITABLE ACCUMULATOR AT A GLANCE -- KEY FEATURES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
FEES AND               o During the first seven contract years following a contribution, a charge will be deducted from
CHARGES (CONTINUED)      amounts that you withdraw that exceed 15% of your account value. We use the account value on the most recent contract date anniversary to calculate this 15% amount available. The charge begins at 7% in the first contract year following a contribution. It declines by 1% each year to 1%
                         in the seventh contract year. There is no withdrawal charge in the eighth and later contract years following a contribution. In addition, there is no withdrawal charge if the annuitant is age 86 or older when the contract is issued. Certain other exemptions apply.
                         -----------------------------------------------------------------------------------------------
                         The "contract date" is the effective date of a contract. This usually is the business day we receive your initial contribution. Your contract date will be shown in your contract. The
                         12-month period beginning on your contract date and each 12-month period after that date is a
                         "contract year." The end of each 12-month period is your "contract date anniversary."
                         -----------------------------------------------------------------------------------------------

                       o We deduct a charge designed to approximate certain taxes such as premium taxes that may be imposed on us in your state. This charge is generally deducted from the amount applied to an annuity payout option.
                         -----------------------------------------------------------------------------------------------
                       o We deduct a $350 annuity administrative fee from amounts applied to the Variable Immediate
                         Annuity payout options.

                       o Annual expenses of EQ Advisors Trust portfolios are calculated as a percentage of the average daily net assets invested in each portfolio. These expenses include management fees ranging from 0.25% to 1.15% annually, 12b-1 fees of 0.25% annually, and other expenses.
------------------------------------------------------------------------------------------------------------------------
ANNUITANT ISSUE AGES    NQ: 0-90
                        Rollover IRA, Roth Conversion IRA, Flexible Premium Roth IRA, and Rollover TSA: 20-90
                        Flexible Premium IRA: 20-70
                        Assured Payment Option and APO Plus: 53 1/2-83
                        QP: 20-75
------------------------------------------------------------------------------------------------------------------------

THE ABOVE IS NOT A COMPLETE DESCRIPTION OF ALL MATERIAL PROVISIONS OF THE CONTRACT. IN SOME CASES RESTRICTIONS OR EXCEPTIONS APPLY. ALSO, ALL FEATURES OF THE CONTRACT ARE NOT NECESSARILY AVAILABLE IN YOUR STATE OR AT CERTAIN AGES.

For more detailed information we urge you to read the contents of this prospectus, as well as your contract. Please feel free to speak with your financial professional, or call us, if you have any questions.

OTHER CONTRACTS
We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, fees and/or charges that are different from those in the contracts offered by this prospectus. Not every contract is offered through the same distributor. Upon request, your financial professional can show you information regarding other Equitable Life annuity contracts that he or she distributes. You can also contact us to find out more about any of the Equitable Life annuity contracts.

--------------------------------------------------------------------------------
                                                                    FEE TABLE 11
--------------------------------------------------------------------------------

Fee table

--------------------------------------------------------------------------------

The fee table below will help you understand the various charges and expenses that apply to your contract. The table reflects charges you will directly incur under the contract, as well as charges and expenses of the Portfolios that you will bear indirectly. Charges for taxes, such as premium taxes, may also apply. Also, an annuity administrative fee may apply when your annuity payments are to begin. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus. For a complete description of portfolio charges and expenses, please see the attached prospectus for EQ Advisors Trust.

The fixed maturity options and the account for special dollar cost averaging are not covered by the fee table and examples. However, the annual administrative charge and the withdrawal charge do apply to the fixed maturity options and the account for special dollar cost averaging. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.

--------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN
 ANNUAL PERCENTAGE OF DAILY NET ASSETS
--------------------------------------------------------------------------------------------------------------------------


 Mortality and expense risks (1)                                                             1.10%
 Administrative (2)                                                                          0.25% current (0.35% maximum)
 Distribution                                                                                0.20%
                                                                                             ----
 Total annual expenses                                                                       1.55% current (1.65% maximum)

--------------------------------------------------------------------------------------------------------------------------
 FLEXIBLE PREMIUM IRA AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY:
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT DATE ANNIVERSARY
--------------------------------------------------------------------------------------------------------------------------


Maximum annual administrative charge(2)

 If your account value on a contract date anniversary is less than $25,000                  $ 30
 If your account value on a contract date anniversary is $25,000 or more                    $  0
--------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS
--------------------------------------------------------------------------------------------------------------------------

 Withdrawal charge as a percentage of contributions (deducted if you surrender               Contract
 your contract or make certain withdrawals. The withdrawal charge percentage we use is        year
 determined by the contract year in which you make the withdrawal or surrender your           1............7.00%
 contract. For each contribution, we consider the contract year in which we receive that      2............6.00%
 contribution to be "contract year 1")(3)                                                     3............5.00%
                                                                                              4............4.00%
                                                                                              5............3.00%
                                                                                              6............2.00%
                                                                                              7............1.00%
                                                                                              8+...........0.00%
 Charge if you elect a Variable Immediate Annuity payout option                             $350

--------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT THE OPTIONAL BENEFIT
--------------------------------------------------------------------------------------------------------------------------


 BASEBUILDER BENEFITS CHARGE (calculated as a percentage of the benefit base.
 Deducted annually on each contract date anniversary)(4)                                     0.30%

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
12 FEE TABLE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EQ ADVISORS TRUST ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)


----------------------------------------------------------------------------------------------------------------------------
                                                                                                             TOTAL
                                                                                          OTHER             ANNUAL
                                                                                        EXPENSES           EXPENSES
                                                   MANAGEMENT                        (AFTER EXPENSE     (AFTER EXPENSE
                                                    FEES(5)         12B-1 FEE(6)     LIMITATION)(7)     LIMITATION)(8)
                                                --------------   ----------------   ----------------   ---------------

EQ/Aggressive Stock                                  0.60%            0.25%              0.03%               0.88%
Alliance Common Stock                                0.46%            0.25%              0.03%               0.74%
Alliance Conservative Investors                      0.48%            0.25%              0.07%               0.80%
Alliance Equity Index                                0.31%            0.25%              0.05%               0.61%
Alliance Global                                      0.64%            0.25%              0.09%               0.98%
Alliance Growth and Income                           0.55%            0.25%              0.05%               0.85%
Alliance Growth Investors                            0.51%            0.25%              0.06%               0.82%
Alliance High Yield                                  0.60%            0.25%              0.04%               0.89%
Alliance Intermediate Government Securities          0.50%            0.25%              0.07%               0.82%
Alliance International                               0.90%            0.25%              0.18%               1.33%
Alliance Money Market                                0.34%            0.25%              0.04%               0.63%
EQ/Alliance Premier Growth                           0.90%            0.25%              0.10%               1.25%
Alliance Small Cap Growth                            0.75%            0.25%              0.06%               1.06%
EQ/Alliance Technology*                              0.90%            0.25%              0.00%               1.15%
BT Equity 500 Index                                  0.25%            0.25%              0.10%               0.60%
BT International Equity Index                        0.35%            0.25%              0.40%               1.00%
BT Small Company Index                               0.25%            0.25%              0.25%               0.75%
Capital Guardian Research                            0.65%            0.25%              0.05%               0.95%
Capital Guardian U.S. Equity                         0.65%            0.25%              0.05%               0.95%
EQ/Evergreen                                         0.65%            0.25%              0.05%               0.95%
EQ/Evergreen Foundation                              0.60%            0.25%              0.10%               0.95%
Merrill Lynch Basic Value Equity                     0.60%            0.25%              0.10%               0.95%
Merrill Lynch World Strategy                         0.70%            0.25%              0.25%               1.20%
MFS Emerging Growth Companies                        0.65%            0.25%              0.10%               1.00%
MFS Growth with Income                               0.60%            0.25%              0.10%               0.95%
MFS Research                                         0.65%            0.25%              0.05%               0.95%
Morgan Stanley Emerging Markets Equity               1.15%            0.25%              0.35%               1.75%
EQ/Putnam Balanced                                   0.60%            0.25%              0.05%               0.90%
EQ/Putnam Growth & Income Value                      0.60%            0.25%              0.10%               0.95%
T. Rowe Price Equity Income                          0.60%            0.25%              0.10%               0.95%
T. Rowe Price International Stock                    0.85%            0.25%              0.15%               1.25%
Warburg Pincus Small Company Value                   0.75%            0.25%              0.10%               1.10%

----------------------------------------------------------------------------------------------------------------------------

* Anticipated to become available on or about May 1, 2000 subject to regulatory clearance.

Notes:

(1) A portion of this charge is for providing the guaranteed minimum death benefit.

(2) During the first two contract years this charge is equal to the lesser of $30 or 2% of your account value if it applies. Thereafter, the charge is $30 for each contract year.

(3) Deducted upon a withdrawal of amounts in excess of the 15% free withdrawal amount and upon surrender of a contract.

(4) This charge is for providing a guaranteed minimum income benefit in combination with the guaranteed minimum death benefit available under the contract. The charge for the 5% roll up to age 70 baseBUILDER benefit is 0.15%. The benefit base is described under "Your benefit base" in "Contract features and benefits."

(5) The management fees shown reflect revised management fees, effective on May 1, 2000, which are subject to shareholder approval at a meeting on April 14, 2000. The management fees shown for EQ/Putnam Balanced, EQ/Putnam Growth &

--------------------------------------------------------------------------------
                                                                    FEE TABLE 13
--------------------------------------------------------------------------------



    Income Value, Warburg Pincus Small Company Value and T. Rowe Price International Stock do not reflect the waiver of a portion of each of these portfolio's investment management fees that will become effective May 1, 2000. The management fee for each portfolio cannot be increased without a vote of that portfolio's shareholders.

(6) Portfolio shares are all subject to fees imposed under the distribution plan (the "Rule 12b-1 Plan") adopted by EQ Advisors Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940. The 12b-1 fee will not be increased for the life of the contracts. Prior to October 18, 1999, the total annual expenses for the Alliance Small Cap Growth portfolio were limited to 1.20% under an expense limitation arrangement related to that portfolio's Rule 12b-1 Plan. The arrangement is no longer in effect. The amounts shown have been restated to reflect the expenses that would have been incurred in 1999, absent the expense limitation arrangement.

(7) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (8) for any expense limitation agreements.

    On October 18, 1999 the Alliance portfolios (other than EQ/Alliance Premier Growth) became part of the portfolios of EQ Advisors Trust. The "Other Expenses" for these portfolios have been restated to reflect the estimated expenses that would have been incurred had these portfolios been portfolios of EQ Advisors Trust for the entire year ended December 31, 1999. The restated expenses reflect an increase of 0.01% for each of these portfolios.

(8) Equitable Life, EQ Advisors Trust's manager, has entered into an expense limitation agreement with respect to certain portfolios. Under this agreement Equitable Life has agreed to waive or limit its fees and assume other expenses. Under the expense limitation agreement, total annual operating expenses of certain portfolios (other than interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses, and 12b-1 fees) are limited as a percentage of the average daily net assets of each of the following portfolios: 1.75% for Morgan Stanley Emerging Markets Equity; 1.25% for EQ/Alliance Premier Growth and T. Rowe Price International Stock; 1.20% for Merrill Lynch World Strategy; 1.15% for EQ/Alliance Technology (subject to final agreement); 1.10% for Warburg Pincus Small Company Value; 1.00% for BT International Equity Index; 0.95% for MFS Emerging Growth Companies, Capital Guardian U.S. Equity, Capital Guardian Research, EQ/Evergreen, EQ/Evergreen Foundation, MFS Growth with Income, MFS Research, Merrill Lynch Basic Value Equity; EQ/Putnam Growth & Income Value, EQ/Putnam Balanced and T. Rowe Price Equity Income; 0.75% for BT Small Company Index; and 0.60% for BT Equity 500 Index. The expense limitations for the EQ/Alliance Premier Growth, BT Equity 500 Index, JPM Core Bond, MFS Growth with Income, MFS Research, MFS Emerging Growth Companies, Merrill Lynch Basic Value Equity and EQ/Putnam International Equity portfolios reflect an increase effective on May 1, 2000. The expense limitation for the EQ/Evergreen portfolio reflects a decrease effective on May 1, 2000.

    Absent the expense limitation, the "Other Expenses" for 1999 on an annualized basis for each of the portfolios would have been as follows:
    0.99% for Morgan Stanley Emerging Markets Equity; 0.10% for EQ/Alliance Technology; 0.22% for EQ/Alliance Premier Growth; 0.29% for T. Rowe Price International Stock; 0.45% for Merrill Lynch World Strategy; 0.23% for Warburg Pincus Small Company Value; 0.48% for BT International Equity Index; 0.16% for MFS Emerging Growth Companies; 0.33% for Capital Guardian U.S. Equity; 0.46% for Capital Guardian Research; 1.86% for EQ/Evergreen; 1.06% for EQ/Evergreen Foundation; 0.36% for MFS Growth with Income: 0.16% for MFS Research and Merrill Lynch Basic Value Equity; 0.15% for EQ/Putnam Growth & Income Value; 0.27% for EQ/Putnam Balanced; 0.20% for T. Rowe Price Equity Income; 0.70% for BT Small Company Index; and 0.17% for BT Equity 500 Index. Initial seed capital was invested on April 30, 1999 for the EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, and Capital Guardian Research portfolios and will be invested on or about May 1, 2000 for the EQ/Alliance Technology portfolio and therefore expenses have been estimated.


    Each portfolio may at a later date make a reimbursement to Equitable Life for any of the management fees waived or limited and other expenses assumed and paid by Equitable Life pursuant to the expense limitation agreement provided that, among other things, such portfolio has reached sufficient size to permit such reimbursement to be made and provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. For more information see the prospectus for EQ Advisors Trust.

--------------------------------------------------------------------------------
14 FEE TABLE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXAMPLES


The examples below show the expenses that a hypothetical contract owner who has purchased a Flexible Premium IRA or Flexible Premium Roth IRA contract would pay in the situations illustrated. The examples show the expenses if (1) baseBUILDER is elected with a 5% roll up to age 80 or annual ratchet to age 80 guaranteed minimum death benefit and (2) APO Plus is elected. We assume that a $1,000 contribution is invested in one of the variable investment options listed and a 5% annual return is earned on the assets in that option.(1) The annual administrative charge is based on charges that apply to a mix of estimated contract sizes, resulting in an estimated administrative charge for the purpose of these examples of $0.57 per $1,000. Since the annual administrative charge only applies under Flexible Premium IRA and Flexible Premium Roth IRA contracts, the charges shown in the examples would be lower for NQ, Rollover IRA, Roth Conversion IRA, QP, and Rollover TSA contracts. The administrative charge used in the examples is the maximum charge rather than the lower current charge.


These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.


                                                  (1) EXPENSES REFLECTING BASEBUILDER ELECTION
----------------------------------------------------------------------------------------------
                                                     IF YOU SURRENDER YOUR CONTRACT AT THE END
                                                        OF EACH PERIOD SHOWN, THE EXPENSES
                                                                    WOULD BE:
                                                     -----------------------------------------
                                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------------------


EQ/Aggressive Stock                                  $96.21    $136.66    $179.91     $321.25
Alliance Common Stock                                $94.82    $132.51    $173.04     $307.75
Alliance Conservative Investors                      $95.42    $134.29    $175.98     $313.54
Alliance Global                                      $97.20    $139.62    $184.81     $330.80
Alliance Growth and Income                           $95.91    $135.77    $178.44     $318.36
Alliance Growth Investors                            $95.61    $134.88    $176.97     $315.49
Alliance High Yield                                  $96.31    $136.95    $180.41     $322.21
Alliance Intermediate Government Securities          $95.61    $134.88    $176.97     $315.49
Alliance International                              $100.67    $149.91    $201.76     $363.48
Alliance Money Market                                $93.73    $129.24    $167.60     $297.00
EQ/Alliance Premier Growth                           $99.88    $147.57    $     -     $     -
Alliance Small Cap Growth                            $98.00    $141.99    $188.72     $338.40
EQ/Alliance Technology                               $98.89    $144.62    $     -     $     -
BT Equity 500 Index                                  $93.43    $128.35    $166.11     $294.04
BT International Equity Index                        $97.40    $140.21    $185.79     $332.71
BT Small Company Index                               $94.92    $132.80    $173.51     $308.68
Capital Guardian Research                            $96.90    $138.73    $     -     $     -
Capital Guardian U.S. Equity                         $96.90    $138.73    $     -     $     -
EQ/Evergreen                                         $96.90    $138.73    $183.34     $327.94
EQ/Evergreen Foundation                              $96.90    $138.73    $183.34     $327.94
----------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                                     IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                                        THE END OF EACH PERIOD SHOWN, THE
                                                               EXPENSES WOULD BE:
                                                     -----------------------------------------
                                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------------------


EQ/Aggressive Stock                                  $29.36    $90.13     $153.74    $326.14
Alliance Common Stock                                $27.97    $85.98     $146.87    $312.64
Alliance Conservative Investors                      $28.57    $87.76     $149.81    $318.43
Alliance Global                                      $30.35    $93.09     $158.64    $335.69
Alliance Growth and Income                           $29.06    $89.24     $152.27    $323.25
Alliance Growth Investors                            $28.76    $88.35     $150.80    $320.38
Alliance High Yield                                  $29.46    $90.42     $154.24    $327.10
Alliance Intermediate Government Securities          $28.76    $88.35     $150.80    $320.38
Alliance International                               $33.82   $103.38     $175.59    $368.37
Alliance Money Market                                $26.88    $82.71     $141.43    $301.89
EQ/Alliance Premier Growth                           $33.03   $101.04     $     -    $     -
Alliance Small Cap Growth                            $31.15    $95.46     $162.55    $343.29
EQ/Alliance Technology                               $32.04    $98.09     $     -    $     -
BT Equity 500 Index                                  $26.58    $81.82     $139.94    $298.93
BT International Equity Index                        $30.55    $93.68     $159.62    $337.60
BT Small Company Index                               $28.07    $86.27     $147.34    $313.57
Capital Guardian Research                            $30.05    $92.20     $     -    $     -
Capital Guardian U.S. Equity                         $30.05    $92.20     $     -    $     -
EQ/Evergreen                                         $30.05    $92.20     $157.17    $332.83
EQ/Evergreen Foundation                              $30.05    $92.20     $157.17    $332.83



--------------------------------------------------------------------------------
                                                                    FEE TABLE 15
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                     IF YOU SURRENDER YOUR CONTRACT AT THE END
                                                        OF EACH PERIOD SHOWN, THE EXPENSES
                                                                    WOULD BE:
                                                     -----------------------------------------
                                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------------------


Merrill Lynch Basic Value Equity                     $96.90    $138.73    $183.34    $327.94
Merrill Lynch World Strategy                         $99.38    $146.09    $195.49    $351.45
MFS Emerging Growth Companies                        $97.40    $140.21    $185.79    $332.71
MFS Growth with Income                               $96.90    $138.73    $183.34    $327.94
MFS Research                                         $96.90    $138.73    $183.34    $327.94
Morgan Stanley Emerging Markets Equity              $104.84    $162.18    $221.80    $401.26
EQ/Putnam Balanced                                   $96.41    $137.25    $180.89    $323.17
EQ/Putnam Growth & Income Value                      $96.90    $138.73    $183.34    $327.94
T. Rowe Price Equity Income                          $96.90    $138.73    $183.34    $327.94
T. Rowe Price International Stock                    $99.88    $147.57    $197.92    $356.10
Warburg Pincus Small Company Value                   $98.39    $143.16    $190.66    $342.15



---------------------------------------------------------------------------------------------
                                                     IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                                        THE END OF EACH PERIOD SHOWN, THE
                                                               EXPENSES WOULD BE:
                                                     -----------------------------------------
                                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------------------

Merrill Lynch Basic Value Equity                     $30.05      $92.20   $157.17    $332.83
Merrill Lynch World Strategy                         $32.53      $99.56   $169.32    $356.34
MFS Emerging Growth Companies                        $30.55      $93.68   $159.62    $337.60
MFS Growth with Income                               $30.05      $92.20   $157.17    $332.83
MFS Research                                         $30.05      $92.20   $157.17    $332.83
Morgan Stanley Emerging Markets Equity               $37.99     $115.65   $195.63    $406.15
EQ/Putnam Balanced                                   $29.56      $90.72   $154.72    $328.06
EQ/Putnam Growth & Income Value                      $30.05      $92.20   $157.17    $332.83
T. Rowe Price Equity Income                          $30.05      $92.20   $157.17    $332.83
T. Rowe Price International Stock                    $33.03     $101.04   $171.75    $360.99
Warburg Pincus Small Company Value                   $31.54      $96.63   $164.49    $347.04






                               (2) EXPENSES REFLECTING APO PLUS ELECTION
---------------------------------------------------------------------------------------------
                                                     IF YOU SURRENDER YOUR CONTRACT AT THE END
                                                        OF EACH PERIOD SHOWN, THE EXPENSES
                                                                    WOULD BE:
                                                     -----------------------------------------
                                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------------------

Alliance Common Stock                                $94.82    $126.28    $160.28    $277.22
Alliance Equity Index                                $93.53    $122.40    $153.80    $264.29


---------------------------------------------------------------------------------------------
                                                     IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                                        THE END OF EACH PERIOD SHOWN, THE
                                                               EXPENSES WOULD BE:
                                                     -----------------------------------------
                                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------------------

Alliance Common Stock                                $24.82     $76.28    $130.28     $277.22
Alliance Equity Index                                $23.53     $72.40    $123.80     $264.29



----------------
(1) The amount accumulated from the $1,000 contribution could not be paid in the form of an annuity payout option at the end of any of the periods shown in the examples. This is because if the amount applied to purchase an annuity payout option is less than $2,000, or the initial payment is less than $20, we may pay the amount to you in a single sum instead of payments under an annuity payout option. See "Accessing your money."

IF YOU ELECT A VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION:


Assuming an annuity payout option could be issued (see note (1) above), and you elect a Variable Immediate Annuity payout option, the expenses shown in the example for "if you do not surrender your contract" would, in each case, be increased by $4.34 based on the average amount applied to annuity payout options in 1999. See "Annuity administrative fee" in "Charges and expenses."

--------------------------------------------------------------------------------
16 CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------

1
Contract features and benefits
--------------------------------------------------------------------------------


HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call
"contributions." We require a minimum contribution amount for each type of contract purchased. The following table summarizes our rules regarding contributions to your contract. All ages in the table refer to the age of the annuitant named in the contract.

--------------------------------------------------------------------------------
The "annuitant" is the person who is the measuring life for determining contract benefits. The annuitant is not necessarily the contract owner.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
            AVAILABLE
CONTRACT    FOR ANNUITANT       MINIMUM                                                          LIMITATIONS ON
TYPE        ISSUE AGES          CONTRIBUTIONS                         SOURCE OF CONTRIBUTIONS    CONTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------
 NQ         o 0 through 90      o  $5,000 (initial)                  o After-tax money.         o For annuitants up to
                                                                                                  age 83 at contract
            o 0 through 85 in   o  $1,000 (additional)               o Paid to us by check or     issue, additional
              New York and                                             transfer of contract       contributions may be
              Pennsylvania                                             value in a tax-deferred    made up to age 84.
                                                                       exchange under
                                                                       Section 1035 of the      o For annuitants age 84
                                                                       Internal Revenue Code.     and older, at contract
                                                                                                  issue, additional
                                                                                                  contributions may be
                                                                                                  made up to one year,
                                                                                                  beyond the annuitants'
                                                                                                  issue age.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               CONTRACT FEATURES AND BENEFITS 17
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
               AVAILABLE
CONTRACT       FOR ANNUITANT         MINIMUM                                                   LIMITATIONS ON
TYPE           ISSUE AGES            CONTRIBUTIONS                SOURCE OF CONTRIBUTIONS      CONTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------


Rollover IRA   o 20 through 90      o $5,000 (initial)            o Rollovers from a           o For annuitants up to
                                                                    qualified plan.              age 83 at contract
               o 20 through 85 in   o $1,000 (additional)                                        issue, additional
                 New York and                                     o Rollovers from a TSA.        contributions may be
                 Pennsylvania                                                                    made up to age 84.
                                                                  o Rollovers from another
                                                                    traditional individual     o For annuitants age 84
                                                                    retirement                   and older, at contract
                                                                    arrangement.                 issue, additional
                                                                                                 contributions may be
                                                                  o Direct custodian-            made up to one year,
                                                                    to-custodian transfers       beyond your issue age.
                                                                    from another
                                                                    traditional individual.    o Contributions after
                                                                    retirement arrangement       70 1/2 must be net
                                                                                                 of required minimum
                                                                                                 distributions.

                                                                                               o Regular IRA
                                                                                                 contributions are not
                                                                                                 permitted.

                                                                                               o Only rollover and direct
                                                                                                 transfer contributions
                                                                                                 are permitted under
                                                                                                 the Rollover IRA
                                                                                                 contract.




--------------------------------------------------------------------------------
18 CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                AVAILABLE
CONTRACT        FOR ANNUITANT        MINIMUM                                                        LIMITATIONS ON
TYPE            ISSUE AGES           CONTRIBUTIONS                      SOURCE OF CONTRIBUTIONS     CONTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------


Roth            o 20 through 90      $5,000 (initial)                   o Rollovers from another    o For annuitants up to
Conversion IRA                                                            Roth IRA.                   age 83 at contract
                o 20 through 85 in   $1,000 (additional)                                              issue, additional
                  New York and                                          o Conversion rollovers        contributions may be
                  Pennsylvania                                            from a traditional IRA.     made up to age 84.

                                                                        o Direct transfers from     o For annuitants age 84
                                                                          another Roth IRA.           and older at contract
                                                                                                      issue additional
                                                                                                      contributions may be
                                                                                                      made up to one year
                                                                                                      beyond your issue age.

                                                                                                    o Conversion rollovers
                                                                                                      after age 70 1/2 must
                                                                                                      be net of required
                                                                                                      minimum distributions
                                                                                                      for the traditional IRA
                                                                                                      you are rolling over.

                                                                                                    o You cannot roll over
                                                                                                      funds from a
                                                                                                      traditional IRA if your
                                                                                                      adjusted gross income
                                                                                                      is $100,000 or more.

                                                                                                    o Regular after-tax
                                                                                                      contributions are not
                                                                                                      permitted.

                                      Only rollover and direct transfer contributions are permitted under the Roth
                                      Conversion IRA contract.
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  19
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                AVAILABLE
CONTRACT        FOR ANNUITANT        MINIMUM                                                        LIMITATIONS ON
TYPE            ISSUE AGES           CONTRIBUTIONS                      SOURCE OF CONTRIBUTIONS     CONTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------

   >
Rollover TSA    o 20 through 90      $5,000 (initial)                   o Rollovers from another    o For annuitants up to
                                                                          TSA contract or             age 83 at contract
                o 20 through 85 in   $1,000 (additional)                  arrangement.                issue, additional
                  New York and                                                                        contributions may be
                  Pennsylvania                                          o Rollovers from a            made up to age 84.
                                                                          traditional IRA which
                                                                          was a "conduit" for       o For annuitants age 84
                                                                          TSA funds previously        and older at contract
                                                                          rolled over.                issue additional
                                                                                                      contributions may be
                                                                        o Direct transfers from       made up to one year
                                                                          another contract or         beyond your issue age.
                                                                          arrangement under
                                                                          Section 403(b) of the     o Contributions after
                                                                          Internal Revenue Code,      age 70 1/2 must be net
                                                                          complying with IRS          of required minimum
                                                                          Revenue Ruling 90-24.       distributions.

                                    This contract is not necessarily available in your state.
---------------------------------------------------------------------------------------------------------------------------

QP              20 through 75        $5,000 (initial)                   o Only transfer            o Regular ongoing
                                                                          contributions from an      payroll contributions
                                     $1,000 (additional)                  existing qualified plan    are not permitted.
                                                                          trust as a change of
                                                                          investment vehicle       o No additional transfer
                                                                          under the plan.            contributions after
                                                                                                     age 76.
                                                                        o The plan must be
                                                                          qualified under Section  o For defined benefit
                                                                          401(a) of the Internal     plans, employee
                                                                          Revenue Code.              contributions are not
                                                                                                     permitted.
                                                                        o For 401(k) plans,
                                                                          transferred              o Contributions after age
                                                                          contributions may only     70 1/2 must be net of
                                                                          include employee           any required minimum
                                                                          pre-tax contributions.     distributions.

                                    Please refer to Appendix I for a discussion of purchase considerations of QP contracts.
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
20  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
               AVAILABLE
CONTRACT       FOR ANNUITANT       MINIMUM                                                          LIMITATIONS ON
TYPE           ISSUE AGES          CONTRIBUTIONS                        SOURCE OF CONTRIBUTIONS     CONTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------
Flexible       20 through 70       o $2,000 (initial)                   o "Regular" traditional     o No regular IRA
Premium IRA                                                               IRA contributions.          contributions in the
                                   o $50 (additional after                                            calendar year you turn
                                     the first contract year)           o Rollovers from a            age 70 1/2 and
                                                                          qualified plan.             thereafter.

                                                                        o Rollovers from a TSA.     o Total regular
                                                                                                      contributions may not
                                                                        o Rollovers from another      exceed $2,000 for a
                                                                          traditional individual      year.
                                                                          retirement arrangement.
                                                                                                    o No additional rollover
                                                                        o Direct custodian-           or direct transfer
                                                                          to-custodian transfers      contributions after
                                                                          from another                age 71.
                                                                          traditional individual
                                                                          retirement                o Rollover and direct
                                                                          arrangement.                transfer contributions
                                                                                                      after age 70 1/2 must
                                                                                                      be net of required
                                                                                                      minimum distributions.


                                 Although we accept rollover and direct transfer contributions under the Flexible Premium IRA contract, we intend that this contract be used for ongoing regular contributions. Please refer to "Withdrawals, Payments and transfers of funds out of traditional IRAs" in "Tax
                                 Information" for a discussion of conduit IRAs.

---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  21
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
             AVAILABLE
CONTRACT     FOR ANNUITANT           MINIMUM                                                     LIMITATIONS ON
TYPE         ISSUE AGES              CONTRIBUTIONS                   SOURCE OF CONTRIBUTIONS     CONTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------
Flexible     o 20 through 90         o $2,000 (initial)              o Regular after-tax         o For annuitants up to
Premium Roth                                                           contributions.              age 83 at contract
IRA          o 20 through 85 in      o $50 (additional after                                       issue, additional
               New York and            the first contract year)      o Rollovers from another      contributions may be
               Pennsylvania                                            Roth IRA.                   made up to age 84.

                                                                     o Conversion rollovers      o For annuitants age 84
                                                                       from a traditional IRA.     and older at contract
                                                                                                   issue additional
                                                                     o Direct transfers from       contributions may be
                                                                       another Roth IRA.           made up to one year
                                                                                                   beyond your issue age.

                                                                                                 o Contributions are
                                                                                                   subject to income
                                                                                                   limits and other tax
                                                                                                   rules. See
                                                                                                   "Contributions to Roth
                                                                                                   IRAs" in "Tax
                                                                                                   information."

                                      Although we accept rollover and direct transfer contributions under the Flexible
                                      Premium Roth IRA contract, we intend that this contract be used for ongoing regular contributions.
---------------------------------------------------------------------------------------------------------------------------
Rollover     53 1/2 through 83       o $10,000 (initial)             o Rollovers from a          o Additional rollover or
IRA or                                                                 qualified plan.             direct transfer
Flexible                             o $1,000 (additional)                                         contributions may be
Premium                                                              o Rollovers from a TSA.       made until the earlier
IRA with                                                                                           of age 84 or within
Assured                                                              o Rollovers from another      seven years from the
Payment                                                                traditional individual      end of the fixed period.
Option or                                                              retirement arrangement.
APO Plus                                                                                         o Contributions after
                                                                     o Direct custodian-           age 70 1/2 must be ne
                                                                       to-custodian transfers      of required minimum
                                                                       from another                distributions.
                                                                       traditional individual
                                                                       retirement
                                                                       arrangement.





---------------------------------------------------------------------------------------------------------------------------

See "Tax information" for a more detailed discussion of sources of contributions and certain contribution limitations. We may refuse to accept any contribution if the sum of all contributions under all Equitable Accumulator contracts with the same annuitant would then total more than $1,500,000. We reserve the right to limit aggregate contributions made after the first contract year to 150% of first-year contributions. We may also refuse to accept any contribution if the sum of all contributions under all Equitable Life annuity accumulation contracts that you own would then total more than $2,500,000.

For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" in "More information" later in this prospectus.

--------------------------------------------------------------------------------
22  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different than the owner. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

Under all IRA and Rollover TSA contracts, the owner and annuitant must be the same person.


Under QP contracts, the owner must be the trustee of the qualified plan and the annuitant must be the plan participant/employee. See Appendix I for more information on QP contracts.


--------------------------------------------------------------------------------
A "participant" is an individual who is currently, or was formerly, participating in an eligible employer's QP or TSA plan.
--------------------------------------------------------------------------------

HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to Equitable Life. We do not accept third-party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

Additional contributions may also be made under our automatic investment program. This method of payment is discussed in detail in "More information" later in this prospectus.

Your initial contribution must generally be accompanied by an application and any other form we need to process the payments. If any information is missing or unclear, we will try to obtain that information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information.

--------------------------------------------------------------------------------
Our "business day" is any day the New York Stock Exchange is open for trading.
--------------------------------------------------------------------------------

SECTION 1035 EXCHANGES

You may apply the value of an existing nonqualified deferred annuity contract (or life insurance or endowment contract) to purchase an Equitable Accumulator NQ contract in a tax-free exchange if you follow certain procedures as shown in the form that we require you to use. Also see "Tax information" later in this prospectus.

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

Your investment options are the variable investment options, the fixed maturity options, and the account for special dollar cost averaging.

VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. Listed below are the currently available portfolios, their investment objectives, and heir advisers.

--------------------------------------------------------------------------------
You can choose from among the variable investment options.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  23
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
PORTFOLIOS OF EQ ADVISORS TRUST
----------------------------------------------------------------------------------------------------------------------
 PORTFOLIO NAME                   OBJECTIVE                                         ADVISER
----------------------------------------------------------------------------------------------------------------------


 EQ/Aggressive Stock               Long-term growth of capital                       Alliance Capital Management L.P.


----------------------------------------------------------------------------------------------------------------------
 Alliance Common Stock             Long-term growth of capital and increasing        Alliance Capital Management L.P.
                                   income
----------------------------------------------------------------------------------------------------------------------
 Alliance Conservative Investors   High total return without, in the adviser's       Alliance Capital Management L.P.
                                   opinion, undue risk to principal
----------------------------------------------------------------------------------------------------------------------
 Alliance Equity Index             Total return (before deduction of portfolio       Alliance Capital Management L.P.
 (available only under APO Plus)   expenses) that approximates the total return
                                   performance of the Standard & Poor's 500
                                   Composite Index
----------------------------------------------------------------------------------------------------------------------
 Alliance Global                   Long-term growth of capital                       Alliance Capital Management L.P.
----------------------------------------------------------------------------------------------------------------------
 Alliance Growth and Income        High total return through a combination of        Alliance Capital Management L.P.
                                   current income and capital appreciation
----------------------------------------------------------------------------------------------------------------------
 Alliance Growth Investors         High total return consistent with the adviser's   Alliance Capital Management L.P.
                                   determination of reasonable risk
----------------------------------------------------------------------------------------------------------------------
 Alliance High Yield               High return by maximizing current income and,     Alliance Capital Management L.P.
                                   to the extent consistent with that objective,
                                   capital appreciation
----------------------------------------------------------------------------------------------------------------------
 Alliance Intermediate             High current income consistent with relative      Alliance Capital Management L.P.
  Government Securities            stability of principal
----------------------------------------------------------------------------------------------------------------------
 Alliance International            Long-term growth of capital                       Alliance Capital Management L.P.
----------------------------------------------------------------------------------------------------------------------
 Alliance Money Market             High level of current income while preserving     Alliance Capital Management L.P.
                                   assets and maintaining liquidity
----------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Premier Growth        Long-term growth of capital                       Alliance Capital Management L.P.
----------------------------------------------------------------------------------------------------------------------
 Alliance Small Cap Growth         Long-term growth of capital                       Alliance Capital Management L.P.
----------------------------------------------------------------------------------------------------------------------


 EQ/Alliance Technology*           Long-term growth of capital                       Alliance Capital Management L.P.


----------------------------------------------------------------------------------------------------------------------
 BT Equity 500 Index               Replicate as closely as possible (before          Bankers Trust Company
                                   deduction of portfolio expenses) the total
                                   return of the Standard & Poor's 500
                                   Composite Stock Price Index
----------------------------------------------------------------------------------------------------------------------


* Anticipated to become available on or about May 1, 2000, subject to regulatory clearance.

--------------------------------------------------------------------------------
24 CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIOS OF EQ ADVISORS TRUST (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO NAME                      OBJECTIVE                                          ADVISER
--------------------------------------------------------------------------------------------------------------------------------
 BT International Equity Index      Replicate as closely as possible (before           Bankers Trust Company
                                    deduction of portfolio expenses) the total
                                    return of the Morgan Stanley Capital
                                    International Europe, Australia, Far East Index
----------------------------------------------------------------------------------------------------------------------
 BT Small Company Index             Replicate as closely as possible (before           Bankers Trust Company
                                    deduction of portfolio expenses) the total
                                    return of the Russell 2000 Index
--------------------------------------------------------------------------------------------------------------------------------
 Capital Guardian Research          Long-term growth of capital                        Capital Guardian Trust Company
--------------------------------------------------------------------------------------------------------------------------------
 Capital Guardian U.S. Equity       Long-term growth of capital                        Capital Guardian Trust Company
--------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen                       Capital appreciation                               Evergreen Asset Management Corp.
--------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Foundation            In order of priority, reasonable income,           Evergreen Asset Management Corp.
                                    conservation of capital, and capital appreciation
--------------------------------------------------------------------------------------------------------------------------------
 Merrill Lynch Basic Value Equity   Capital appreciation and secondarily, income       Merrill Lynch Asset Management, L.P.
--------------------------------------------------------------------------------------------------------------------------------
 Merrill Lynch World Strategy       High total investment return                       Merrill Lynch Asset Management, L.P.
--------------------------------------------------------------------------------------------------------------------------------
 MFS Emerging Growth                Long-term capital growth                           Massachusetts Financial Services Company
  Companies
--------------------------------------------------------------------------------------------------------------------------------
 MFS Growth with Income             Reasonable current income and long-term            Massachusetts Financial Services Company
                                    growth of capital and income
--------------------------------------------------------------------------------------------------------------------------------
 MFS Research                       Long-term growth of capital and future income      Massachusetts Financial Services Company
--------------------------------------------------------------------------------------------------------------------------------
 Morgan Stanley Emerging            Long-term capital appreciation                     Morgan Stanley Asset Management
  Markets Equity
--------------------------------------------------------------------------------------------------------------------------------
 EQ/Putnam Balanced                 Balanced investment                                Putnam Investment Management, Inc.
--------------------------------------------------------------------------------------------------------------------------------
 EQ/Putnam Growth & Income          Capital growth, current income is a secondary      Putnam Investment Management, Inc.
  Value                             objective
--------------------------------------------------------------------------------------------------------------------------------
 T. Rowe Price Equity Income        Substantial dividend income and also capital       T. Rowe Price Associates, Inc.
                                    appreciation
--------------------------------------------------------------------------------------------------------------------------------
 T. Rowe Price International        Long-term growth of capital                        Rowe Price-Fleming International, Inc.
  Stock
--------------------------------------------------------------------------------------------------------------------------------


 Warburg Pincus Small Company       Long-term capital appreciation                     Warburg Pincus Asset Management, Inc.
  Value


--------------------------------------------------------------------------------------------------------------------------------

Other important information about the portfolios is included in the prospectus for EQ Advisors Trust attached at the end of this prospectus.

--------------------------------------------------------------------------------
                                               CONTRACT FEATURES AND BENEFITS 25
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

FIXED MATURITY OPTIONS

We offer fixed maturity options with maturity dates ranging from one to ten years. You can allocate your contributions to one or more of these fixed maturity options. Under the Assured Payment Option and APO Plus, we offer additional fixed maturity options with maturity dates ranging from eleven to fifteen years. We provide distributions during the fixed period under the Assured Payment Option and APO Plus by allocating your contributions to fixed maturity options that mature in consecutive order. These amounts become part of our general account assets. They will accumulate interest at the "rate to maturity" for each fixed maturity option. The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount."


The fixed maturity options are generally not available in contracts issued in Maryland. In Maryland the fixed maturity options are only available under the Assured Payment Option and APO Plus which are issued as separate contracts rather than as a part of a Rollover IRA or Flexible Premium IRA contract. See Appendix V for more information on the Assured Payment Option and APO Plus contracts available in Maryland.


--------------------------------------------------------------------------------
Fixed maturity options range from one to ten years to maturity. Assured Payment Option and APO Plus offer additional fixed maturity options for years eleven to fifteen.
--------------------------------------------------------------------------------

The rate to maturity you will receive for each fixed maturity option is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution. If you make any withdrawals or transfers from a fixed maturity option before the maturity date, we will make a "market value adjustment" that may increase or decrease any fixed maturity amount you have left in that fixed maturity option. We discuss the market value adjustment below and in greater detail later in this prospectus in "More information."

On the maturity date of a fixed maturity option your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution, to the date of the calculation. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amounts will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

FIXED MATURITY OPTIONS AND MATURITY DATES. We currently offer fixed maturity options ending on February 15th for each of the maturity years 2001 through 2010. Not all of these fixed maturity options will be available for annuitant ages 76 and older. See "Allocating your contributions" below. As fixed maturity options expire, we expect to add maturity years so that generally 10 fixed maturity options are available at any time.

Under the Assured Payment Option and APO Plus, we offer additional fixed maturity options ending on February 15th for each of the maturity years 2011 through 2015.

We will not accept allocations to a fixed maturity option if on the date the contribution is to be applied:

o the fixed maturity option's maturity date is within the current calendar year; or


o    the rate to maturity is 3% or less.


YOUR CHOICES AT THE MATURITY DATE. We will notify you on or before December 31st of the year before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the conditions listed above or in "Allocating your contributions," below would apply:

(a) transfer the maturity value into another available fixed maturity option or into any of the variable investment options; or

--------------------------------------------------------------------------------
26 CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

(b) withdraw the maturity value (there may be a withdrawal charge).

If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the fixed maturity option that will mature next.

MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender of your contract, or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. The amount of the adjustment will depend on two factors:

(a) the difference between the rate to maturity that applies to the amount being withdrawn and the rate to maturity in effect at that time for new allocations to that same fixed maturity option, and

(b) the length of time remaining until the maturity date.

In general, if interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, in "More information" later in this prospectus. Appendix II of this prospectus provides an example of how the market value adjustment is calculated.

OFF MATURITY DATE PAYMENTS. Under Assured Payment Option and APO Plus, you may choose to receive payments monthly, quarterly or annually. If you choose annual payments, generally your payments will be made on February 15th as each fixed maturity option matures. You may instead choose to have your annual payments made in a month other than February. We refer to payments we make on an annual basis in any month other than February and monthly or quarterly payments, as payments made "off maturity dates." If you choose to have your payments made off maturity dates, we will be required to begin making your payments before the maturity date of a fixed maturity option. In planning for these payments we will allocate a portion of your initial contribution or account value to the separate account for the fixed maturity options, but not to the fixed maturity options contained in the separate account. We will credit these amounts with interest at rates that will not be less than 3%.

After that, as each fixed maturity option expires we will transfer your maturity value from the expired fixed maturity option and hold the maturity value in the separate account. We will credit interest to these amounts at the same rate as the rate to maturity that was credited in the expired fixed maturity option. These amounts will then be used to provide for payments off maturity dates during the fixed period.

--------------------------------------------------------------------------------
Whether you choose monthly, quarterly, or annual payments, your payments will be made on the 15th day of the month.
--------------------------------------------------------------------------------

We will not make a market value adjustment to the amounts held in the separate account to provide for payments off maturity dates.

ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

 The account for special dollar cost averaging is part of our general account. We pay interest at guaranteed rates in this account. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically, according to procedures that we have. We reserve the right to change these procedures.

--------------------------------------------------------------------------------
                                               CONTRACT FEATURES AND BENEFITS 27
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
We guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. Your guaranteed interest rate for the time period you select will be shown in your contract. The rate will never be less than 3%.

--------------------------------------------------------------------------------
28 CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

THE CONTRACT FEATURES AND BENEFITS DESCRIBED BELOW DO NOT APPLY WHEN THE ASSURED PAYMENT OPTION OR APO PLUS IS IN EFFECT UNDER A ROLLOVER IRA OR FLEXIBLE PREMIUM IRA CONTRACT. FOR INFORMATION REGARDING YOUR CONTRACT BENEFITS UNDER THE ASSURED PAYMENT OPTION OR APO PLUS, SEE "ACCESSING YOUR MONEY -- ASSURED PAYMENT OPTION AND APO PLUS."

ALLOCATING YOUR CONTRIBUTIONS

You may choose from among three ways to allocate your contributions under your contract: self-directed, principal assurance, or dollar cost averaging.

SELF-DIRECTED ALLOCATION

You may allocate your contributions to one or more, or all, of the variable investment options and fixed maturity options. Allocations must be in whole percentages and you may change your allocations at any time. However, the total of your allocations must equal 100%. If the annuitant is age 76 or older, you may allocate contributions to fixed maturity options if their maturities are five years or less. Also, you may not allocate amounts to fixed maturity options with maturity dates that are later than the February 15th immediately following the date annuity payments are to begin.

PRINCIPAL ASSURANCE ALLOCATION

Under this allocation program you select a fixed maturity option. We specify the portion of your initial contribution to be allocated to that fixed maturity option in an amount that will cause the maturity value to equal the amount of your entire initial contribution on the fixed maturity option's maturity date. The maturity date you select generally may not be later than 10 years, or earlier than 7 years from your contract date. You allocate the rest of your contribution to the variable investment options however you choose.


For example, if your initial contribution is $10,000, and on January 18, 2000 you chose the fixed maturity option with a maturity date of February 15, 2010, since the rate to maturity was 6.15% on January 18, 2000, we would have allocated $5,478.00 to that fixed maturity option and the balance to your choice of variable investment options. On the maturity date your value in the fixed maturity option would be $10,000.


The principal assurance allocation is only available for annuitant ages 75 or younger when the contract is issued. If you are purchasing a Rollover IRA, Flexible Premium IRA, QP, or Rollover TSA contract, before you select a maturity year that would extend beyond the year in which you will reach age
70 1/2, you should consider whether your value in the variable investment options, or your other traditional IRA or TSA funds are sufficient to meet your required minimum distributions. See "Tax information."

You may not elect principal assurance if the special dollar cost averaging program is in effect.

DOLLAR COST AVERAGING

We offer two dollar cost averaging programs. Each program allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses.

--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
--------------------------------------------------------------------------------



SPECIAL DOLLAR COST AVERAGING PROGRAM. Under the special dollar cost averaging program, you may choose to allocate all or a portion of any eligible contribution to the account for special dollar cost averaging. Currently the only eligible contribution is your initial contribution; however, we may permit other contributions to contracts sold in the

--------------------------------------------------------------------------------
                                               CONTRACT FEATURES AND BENEFITS 29
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


future to be eligible for the special dollar cost averaging program. You must allocate at least $2,000 to the account for special dollar cost averaging for this program. In Pennsylvania we refer to this program as "enhanced rate special dollar cost averaging."

You may have your account value transferred to any of the variable investment options. We will transfer amounts from the account for special dollar cost averaging into the variable investment options over an available time period that you select. We offer time periods of 6, 12, or 18 months. We may also offer other time periods. Your financial professional can provide information on the time periods currently available in your state, or you may contact our processing office. You may only select one time period for each eligible contribution. Each time period has a different interest rate. Once you select a time period, you may not change it. Currently, your account value will be transferred from the account for special dollar cost averaging into the variable investment options on a monthly basis. We may offer this program in the future with transfers on a different basis. We will transfer all amounts out of the account for special dollar cost averaging by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month.

If you choose to allocate only a portion of an eligible contribution to the account for special dollar cost averaging, the remaining balance of that contribution will be allocated to the variable investment options or fixed maturity options according to your instructions.

--------------------------------------------------------------------------------
The account for special dollar cost averaging provides guaranteed interest.
--------------------------------------------------------------------------------

The only amounts that should be transferred from the account for special dollar cost averaging are your regularly scheduled transfers to the variable investment options. If you request to transfer or withdraw any other amounts from the account for special dollar cost averaging, we will transfer all of the value that you have remaining in the account for special dollar cost averaging attributable to the affected contribution to the investment options according to the allocation percentages we have on file for you. You may ask us to cancel your participation at any time.


In the state of Oregon where the account for special dollar cost averaging is not available, we offer a special dollar cost averaging program in the Alliance Money Market option for allocation of your entire initial contribution. Under this program we will not deduct the mortality and expense risks, administrative charges and distribution charges from assets in the Alliance Money Market option. You may not allocate amounts other than your initial contribution to this program.


GENERAL DOLLAR COST AVERAGING PROGRAM. If your value in the Alliance Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other variable investment options. You can select to have transfers made on a monthly, quarterly, or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the Alliance Money Market option have been transferred out.

The minimum amount that we will transfer each time is $250. The maximum amount we will transfer is equal to your value in the Alliance Money Market option at the time the program is elected, divided by the number of transfers scheduled to be made.

If, on any transfer date, your value in the Alliance Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or ancel this program at any time.

                          -------------------------

You may not elect dollar cost averaging or special dollar cost averaging if you are participating in the rebalancing program. See "Transferring your money among investment options." You may not elect the special dollar cost averaging program if the principal assurance program is in effect.

--------------------------------------------------------------------------------
30 CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

YOUR BENEFIT BASE

The benefit base is used to calculate the guaranteed minimum income benefit, the 5% roll up to age 80, and the 5% roll up to age 70 guaranteed minimum death benefits. See "Our baseBUILDER option" and "Guaranteed minimum death benefit" below. The benefit base is equal to:

o your initial contribution and any additional contributions to the contract;
  plus


o daily interest; less


o a deduction that reflects any withdrawals you make (the amount of the deduction is described under "How withdrawals affect your guaranteed minimum income benefit and guaranteed minimum death benefit" in "Accessing your money"); less

o a deduction for any withdrawal charge remaining when you exercise your guaranteed minimum income benefit; and less

o a deduction for any outstanding loan plus accrued interest on the date that you exercise your guaranteed minimum income benefit (applies to Rollover TSA only).

The effective annual interest rate credited to the benefit base is:

o 5% for the benefit base with respect to the variable investment options (other than the Alliance Money Market and Alliance Intermediate Government Securities options) and the account for special dollar cost averaging; and

o 3% for the benefit base with respect to the Alliance Money Market and Alliance Intermediate Government Securities options, the fixed maturity options and the loan reserve account.

No interest is credited after the annuitant is age 80 (age 70 if the 5% roll up age 70 is elected).

--------------------------------------------------------------------------------
Your benefit base is not an account value or a cash value.
--------------------------------------------------------------------------------

ANNUITY PURCHASE FACTORS

Annuity purchase factors are the factors applied to determine your periodic payments under the guaranteed minimum income benefit, annuity payout options as well as to determine allocation of your contributions under the Assured Payment Option and APO Plus. The guaranteed minimum income benefit is discussed under "Our baseBUILDER option" and annuity payout options, Assured Payment Option and APO Plus are all discussed in "Accessing your money" later in this prospectus. The guaranteed annuity purchase factors are those factors specified in your contract. The current annuity purchase factors are those factors that are in effect at any given time. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the annuitant's (and any joint annuitant's) age and sex in certain instances.

OUR BASEBUILDER OPTION The baseBUILDER option offers you a guaranteed minimum income benefit combined with the guaranteed minimum death benefit available under the contract. For Rollover IRA, Flexible Premium IRA, and Rollover TSA contracts where the annuitant is between ages 20 and 60 at contract issue, and where you elect the baseBUILDER option, we offer an additional guaranteed minimum death benefit of a 5% rollup to age 70. The baseBUILDER benefit is available if the annuitant is between the ages of 20 and 75 at the time the contract is issued. There is an additional charge for the baseBUILDER benefit which is described under "baseBUILDER benefit charge" in "Charges and expenses."

The guaranteed minimum income benefit component of baseBUILDER is described below. Whether you elect baseBUILDER or not, the guaranteed minimum death benefit is provided under the contract. The guaranteed minimum death benefit is described under "Guaranteed minimum death benefit." baseBUILDER is currently not available in New York.

The guaranteed minimum income benefit guarantees you a minimum amount of fixed income for your life (or the life of a joint annuitant, if applicable) under our life annuity payout option. For more information on the life annuity payout option, see "Your annuity payout options" in "Accessing your money" later in this prospectus.

--------------------------------------------------------------------------------
                                               CONTRACT FEATURES AND BENEFITS 31
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The guaranteed minimum income benefit, which is also known as a living benefit, should be regarded as a safety net only. It provides income protection if you elect an income payout while the annuitant is alive.
--------------------------------------------------------------------------------


When you exercise the guaranteed minimum income benefit, the annual lifetime income that you will receive under the life annuity payout option will be the greater of (i) your guaranteed minimum income benefit which is calculated by applying your benefit base at guaranteed annuity purchase factors, or (ii) the income provided by applying your actual account value at our then current annuity purchase factors.

When you elect to receive annual lifetime income, your contract will terminate and you will receive a life annuity payout option. You will begin receiving payments one payment period after the life annuity payout option is issued. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death. There is no continuation of benefits following the annuitant's (or joint annuitant's, if applicable) death.


Before you elect baseBUILDER, you should consider the fact that the guaranteed minimum income benefit provides a form of insurance and is based on conservative actuarial factors. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.


ILLUSTRATIONS OF GUARANTEED MINIMUM INCOME BENEFIT. The table below illustrates the guaranteed minimum income benefit amounts per $100,000 of initial contribution, for a male annuitant age 60 (at issue) on the contract date anniversaries indicated, using the guaranteed annuity purchase factors as of the date of this prospectus, assuming no additional contributions, withdrawals, or loans under Rollover TSA contracts, and assuming there were no allocations to the Alliance Money Market, Alliance Intermediate Government Securities options, or the fixed maturity options.

--------------------------------------------------------------------------------
                                              GUARANTEED MINIMUM
           CONTRACT DATE              INCOME BENEFIT -- ANNUAL INCOME
     ANNIVERSARY AT EXERCISE                  PAYABLE FOR LIFE
--------------------------------------------------------------------------------
               10                                 $10,816
               15                                 $16,132
--------------------------------------------------------------------------------

EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT. On each contract date anniversary that you are eligible to exercise the guaranteed minimum income benefit, we will send you an eligibility notice illustrating how much income could be provided as of the contract anniversary. You may notify us within 30 days following the contract date anniversary if you want to exercise the guaranteed minimum income benefit. You must return your contract to us in order to exercise this benefit. The amount of income you actually receive will be determined when we receive your request to exercise the benefit. You will begin receiving payments one payment period after the life annuity payout contract is issued.

You (or the successor annuitant/owner, if applicable) will be eligible to exercise the guaranteed minimum income benefit as follows:

o If the annuitant was at least age 20 and no older than age 44 when the contract was issued, you are eligible to exercise the guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 15th contract date anniversary.

o If the annuitant was at least age 45 and no older than age 49 when the contract was issued, you are eligible to exercise the guaranteed minimum income benefit within 30 days following each contract date anniversary after the annuitant is age 60.

o If the annuitant was at least age 50 and no older than age 75 when the contract was issued, you are eligible to exercise the guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 10th contract date anniversary.

--------------------------------------------------------------------------------
32 CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Please note:

(i) the latest date you may exercise the guaranteed minimum income benefit is the contract date anniversary following the annuitant's 85th birthday;


(ii) if the annuitant was age 75 when the contract was issued, the only time you may exercise the guaranteed minimum income benefit is within 30 days following the first contract date anniversary that it becomes available;

(iii) if the annuitant was older than age 60 at the time an IRA, QP or Rollover TSA contract was issued, the baseBUILDER may not be an appropriate feature because the minimum distributions required by tax law must begin before the guaranteed minimum income benefit can be exercised; and

(iv) For QP and Rollover TSA contracts, if you are eligible to exercise your guaranteed minimum income benefit, we will first roll over amounts in such contract to a Rollover IRA contract. You will be the owner of the Rollover IRA contract.


GUARANTEED MINIMUM DEATH BENEFIT

A guaranteed minimum death benefit is provided as part of the baseBUILDER benefit. A guaranteed minimum death benefit is also provided under your contract even if you do not elect baseBUILDER. In this case, the baseBUILDER benefit charge does not apply.

GUARANTEED MINIMUM DEATH BENEFIT APPLICABLE FOR ANNUITANT AGES 0 THROUGH 79 AT ISSUE OF NQ CONTRACTS; 20 THROUGH 79 AT ISSUE OF ROLLOVER IRA, ROTH CONVERSION IRA, FLEXIBLE PREMIUM ROTH IRA, AND ROLLOVER TSA CONTRACTS; 20 THROUGH 70 AT ISSUE OF FLEXIBLE PREMIUM IRA CONTRACTS; AND 20 THROUGH 75 AT ISSUE OF QP CONTRACTS.


You must elect either the "5% roll up to age 80" (or, if available, the 5% roll up to age 70 if you are electing the baseBUILDER) or the "annual ratchet to age 80" guaranteed minimum death benefit when you apply for a contract. Once you have made your election, you may not change it.

5% ROLL UP TO AGE 80. This guaranteed minimum death benefit is equal to the benefit base described earlier in "Your benefit base." This guaranteed minimum death benefit is not available in New York.


5% ROLL UP TO AGE 70. This is an optional guaranteed minimum death benefit available for ages 20 through 60 at issue of Rollover IRA, Flexible Premium IRA, and TSA contracts if baseBUILDER is also elected. Your guaranteed minimum death benefit will be calculated as described above under "5% roll up to age 80" except that interest will be credited only through age 70.


ANNUAL RATCHET TO AGE 80. On the contract date, your guaranteed minimum death benefit equals your initial contribution. Then, on each contract date anniversary, we will determine your guaranteed minimum death benefit by comparing your current guaranteed minimum death benefit to your account value on that contract date anniversary. If your account value is higher than your guaranteed minimum death benefit, we will increase your guaranteed minimum death benefit to equal your account value. On the other hand, if your account value on the contract date anniversary is less than your guaranteed minimum death benefit, we will not adjust your guaranteed minimum death benefit either up or down. If you make additional contributions, we will increase your current guaranteed minimum death benefit by the dollar amount of the contribution on the date the contribution is allocated to your investment options. If you take a withdrawal from your contract, we will reduce your guaranteed minimum death benefit on the date you take the withdrawal.


GUARANTEED MINIMUM DEATH BENEFIT APPLICABLE FOR ANNUITANT AGES 80 THROUGH 90 AT ISSUE OF NQ, ROLLOVER IRA, ROTH CONVERSION IRA, FLEXIBLE PREMIUM ROTH IRA, AND ROLLOVER TSA CONTRACTS.

On the contract date, your guaranteed minimum death benefit equals your initial contribution. Thereafter, it will be increased by the dollar amount of any additional contributions. We will reduce your guaranteed minimum death benefit if you take any withdrawals.

                           --------------------------

--------------------------------------------------------------------------------
                                               CONTRACT FEATURES AND BENEFITS 33
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Please see "How withdrawals affect your guaranteed minimum income benefit and guaranteed minimum death benefit" in "Accessing your money" for information on how withdrawals affect your guaranteed minimum death benefit. For contracts issued in New York, the guaranteed minimum death benefit at the annuitant's death will never be less than your value in the variable investment options, plus the sum of the fixed maturity amounts in each fixed maturity option.


See Appendix III for an example of how we calculate the guaranteed minimum death benefit.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract directly to our Processing Office within 10 days after you receive it. If state law requires, this "free look" period may be longer.

Generally, your refund will equal your account value under the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct), (ii) any positive or negative market value adjustments in the fixed maturity options, and (iii) any guaranteed interest in the account for special dollar cost averaging, through the date we receive your contract. Some states require that we refund the full amount of your contribution (not reflecting (i), (ii) or (iii) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.

We may require that you wait six months before you may apply for a contract with us again if:

o  you cancel your contract during the free look period; or

o you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" for possible consequences of cancelling your contract.

In addition to the cancellation right described above, if you fully convert an existing traditional IRA contract to a Roth Conversion IRA or Flexible Premium Roth IRA contract, you may cancel your Roth Conversion IRA contract and return to a Rollover IRA or Flexible Premium IRA contract, whichever applies. Our Processing Office, or your financial professional, can provide you with the cancellation instructions.

--------------------------------------------------------------------------------
34 DETERMINING YOUR CONTRACT'S VALUE
--------------------------------------------------------------------------------

2
Determining your contract's value

--------------------------------------------------------------------------------


YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the (i) values you have in the variable investment options, (ii) market adjusted amounts in the fixed maturity options,
(iii) value in the account for special dollar cost averaging, and (iv) value you have in the loan reserve account (applies for Rollover TSA contracts only). These amounts are subject to certain fees and charges discussed in "Charges and expenses." Under Rollover TSA contracts, if you have any outstanding loan, your account value will include any amount in the loan reserve account.

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value less (i) the total amount or a pro rata portion of the annual administrative charge (applicable for Flexible Premium IRA and Flexible Premium Roth IRA contracts only); (ii) any applicable withdrawal charges; and (iii) the amount of any outstanding loan plus accrued interest (applicable to Rollover TSA contracts only). Please see "Surrendering your contract to receive its cash value" in "Accessing your money."

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, less daily charges for:

(i)    mortality and expense risks;

(ii)   administrative expenses; and

(iii)  distribution charges.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)    increased to reflect additional contributions;

(ii) decreased to reflect a withdrawal (plus applicable withdrawal charges);

(iii) increased to reflect a transfer into, or decreased to reflect a transfer out of a variable investment option; and

(iv) decreased to reflect a transfer of your loan amount to the loan reserve account under a Rollover TSA contract.

In addition, when we deduct the baseBUILDER benefit charge the number of units credited to your contract will be reduced. Your units are also reduced under Flexible Premium IRA and Flexible Premium Roth IRA contracts when we deduct the annual administrative charge. A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value. Your value will also include any amounts held in the separate account to provide for payments off maturity dates under the Assured Payment Option and APO Plus.

--------------------------------------------------------------------------------
                                            DETERMINING YOUR CONTRACT'S VALUE 35
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

YOUR CONTRACT'S VALUE IN THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING


Your value in the account for special dollar cost averaging at any time will equal your contribution allocated to that option, plus interest, less the sum of all amounts that have been transferred to the variable investment options you have selected.

--------------------------------------------------------------------------------
36 TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS
--------------------------------------------------------------------------------
3
Transferring your money among investment options

--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

o You may not transfer any amount to the account for special dollar cost averaging.


o You may not transfer to a fixed maturity option that matures in the current calendar year, or that has a rate to maturity of 3% or less.


o If the annuitant is 76 or older, you must limit your transfers to fixed maturity options to those with maturities of five years or less. Also, the maturity dates may be no later than the February 15th immediately following the date annuity payments are to begin.

o If you make transfers out of a fixed maturity option other than at its maturity date the transfer may cause a market value adjustment.

o A transfer request while the Assured Payment Option or APO Plus is in effect will terminate the option.


You may request a transfer in writing, or by telephone using TOPS. (We anticipate that transfers will be available online by using EQAccess on or about May 1, 2000.) You must send in all written transfer requests directly to our processing office. Transfer requests should specify:


(1) the contract number,

(2) the dollar amounts or percentages of your current account value to be transferred, and

(3) the investment options to and from which you are transferring.

We may, at any time, restrict the use of market timers and other agents acting under a power of attorney who are acting on behalf of more than one contract owner. Any agreements to use market timing services to make transfers are subject to our rules in effect at that time.

We will confirm all transfers in writing.

REBALANCING YOUR ACCOUNT VALUE

We currently offer a rebalancing program that you can use to automatically reallocate your account value among the variable investment options. You must tell us:

(a) the percentage you want invested in each variable investment option (whole percentages only), and

(b) how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis. Rebalancing will occur on the same day of the month as the contract date).

While your rebalancing program is in effect, we will transfer amounts among each variable investment option so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value in the variable investment options must be included in the rebalancing program.

--------------------------------------------------------------------------------
Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional or ther financial adviser before electing the program.
--------------------------------------------------------------------------------

You may elect the rebalancing program at any time. You may also change your allocation instructions or cancel the program at any time. If you request a transfer while the rebalancing program is in effect, we will process the transfer as requested; the rebalancing program will remain in effect unless you request that it be canceled in writing.


You may not elect the rebalancing program if you are participating in the dollar cost averaging program or special dollar cost averaging program if the Assured Payment Option or APO Plus are in effect. Rebalancing is not available for amounts you have allocated in the fixed maturity options.

--------------------------------------------------------------------------------
                                                         ACCESSING YOUR MONEY 37
--------------------------------------------------------------------------------
4
Accessing your money

--------------------------------------------------------------------------------


ASSURED PAYMENT OPTION AND APO PLUS
(Rollover IRA and Flexible Premium IRA contracts only)

We offer two options, the Assured Payment Option and APO Plus, under which you may receive distributions from your Rollover IRA or Flexible Premium IRA contract. If you choose one of these two distribution options you will receive guaranteed payments for a specified period of time we call the "fixed period." When the fixed period ends you will continue to receive payments for as long as you are living.

You can elect the Assured Payment Option or APO Plus in the application or at a later date, provided that your account value is at least $10,000 at the time of election.


Assured Payment Option and APO Plus benefits will differ for contracts issued in Maryland. See Appendix V at the end of this prospectus for more information.


ASSURED PAYMENT OPTION

HOW WE ALLOCATE YOUR CONTRIBUTIONS. In order to provide for the payments you receive during the fixed period, we allocate a portion of your initial contribution or account value to fixed maturity options that mature in consecutive date order. The remaining portion is allocated to your choice of a single life or joint and survivor life contingent annuity to provide for the payments you will receive after the fixed period. The payments are intended to pay out your entire account value by the end of the fixed period.

--------------------------------------------------------------------------------
The life contingent annuity provides for the payments after the fixed period ends.
--------------------------------------------------------------------------------

We determine the allocation of your contributions based on a number of factors. They are:

o  the amount of your contribution;

o  annuity purchase factors; and

o  the fixed period.

We then allocate your initial contribution among:

(1) The separate account containing:

(i) the fixed maturity options; and

(ii) amounts held to provide payments to you off maturity dates; and

(2) the life contingent annuity.

We will allocate your additional contributions in the same manner. Additional contributions will increase the level of your future payments. You may not change this allocation.

While the Assured Payment Option is in effect, no amounts may be allocated to the variable investment options and the account for special dollar cost averaging.

If you are using funds from multiple sources to purchase the Rollover IRA or Flexible Premium IRA contract with the Assured Payment Option in effect, we will allocate your contributions to the Alliance Money Market option until we receive all amounts under the contract. Once all amounts are received we will then apply them under the Assured Payment Option.

PAYMENTS. The payments you receive will increase by 10% every three years during the fixed period on each third anniversary of the payment start date. After the end of the fixed period, your first payment under the life contingent annuity will be 10% greater than the final payment made under the fixed period.

Whether you choose monthly, quarterly or annual payments, you will usually begin receiving payments one payment period after the contract date anniversary on which you elected to begin payments under your option, unless you elect otherwise, as described under "Off maturity date payments" earlier in this prospectus. Your payments will always be made on the 15th day of the month. However, if you are age 53 1/2 or older, you must defer the date your payments will start until you are age 59 1/2. If you are at least age 59 1/2 at the time the Assured Payment Option is elected you may choose to defer the date your payments will start. Generally, you may defer payments for a period of up to 72 months after you make your election. This is called the deferral period. Deferral of the payment start date permits you to lock in rates at a time when you may consider current

--------------------------------------------------------------------------------
38 ACCESSING YOUR MONEY
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

rates to be high, while permitting you to delay receiving payments if you have no immediate need to receive income under your contract.

--------------------------------------------------------------------------------
The deferral period together with the fixed period may be referred to as a "liquidity period." You will be able to make withdrawals before the end of the fixed period. You may also choose to surrender your contract for its cash value while keeping the life contingent annuity in effect.
--------------------------------------------------------------------------------

Before you decide to defer payments, you should consider the fact that the amount of income you purchase is based on the rates to maturity in effect on the date we allocate your contribution. Therefore, if rates rise during the deferral period, your payments may be less than they would have been if you had elected the Assured Payment Option at a later date. Deferral of the payment start date is not available if you are older than age 80. If your deferred payment start date is after you reach age 70 1/2, you should consider the effect that deferral may have on your required minimum distributions.


See Appendix IV for an example of how payments are made under the Assured Payment Option.


If you are age 70 1/2 or older, your payments during the fixed period are designed to meet required minimum distributions under your contract. We determine the amount of the payments based on the value in each fixed maturity option and the assigned value of the life contingent annuity for tax purposes. If at any time your payment under the Assured Payment Option would be less than the minimum amount required to be distributed under minimum distribution rules, we will notify you of the difference. You may then choose to have an additional amount withdrawn under your contract. We will treat such withdrawal as a lump sum withdrawal. However, no withdrawal charge will apply. We will then adjust your future scheduled payments so that the minimum distribution rules are met. You also have the option to take the amount from other traditional IRA funds you may have.

FIXED PERIOD. The fixed period based on your age at the time the contract is issued (or your age at the time the Assured Payment Option is elected) will be as follows:

--------------------------------------------------------------------------------
              AGE*                       FIXED PERIOD
--------------------------------------------------------------------------------
         59 1/2 through 70                 15 years
         71 through 75                     12 years
         76 through 80                      9 years
         81 through 83                      6 years
--------------------------------------------------------------------------------

If you defer the date payments will start, your fixed period will be as follows:

--------------------------------------------------------------------------------
                                                FIXED PERIOD
                                         BASED ON DEFERRAL PERIOD
                                       -------------------------------
                               1-36            37-60         61-72
       AGE*                   MONTHS           MONTHS        MONTHS
--------------------------------------------------------------------------------
  53 1/2 through 70          12 years         9 years        9 years
  71 through 75              9 years          9 years        N/A
  76 through 80              6 years          6 years        N/A
  81 through 83              N/A              N/A            N/A
--------------------------------------------------------------------------------
* For joint and survivor payments, the fixed period is based on the age of the younger annuitant.

PURCHASE RESTRICTIONS FOR JOINT AND SURVIVOR PAYMENTS.
If you elect payments on a joint and survivor basis:

o  the joint annuitant must be your spouse; and

o  neither you nor the joint annuitant can be over age 83.

PAYMENTS AFTER THE FIXED PERIOD. After the end of the fixed period, we will continue your payments under the life contingent annuity if either you or the joint annuitant is living. Payments continue throughout your lifetime (or the lifetime of the joint annuitant, if joint and survivor payments are elected) on the same payment schedule (either monthly, quarterly or annually) as the payments you received during the fixed period.

--------------------------------------------------------------------------------
The portion of your contribution allocated to the life contingent annuity does not have a cash value or an account value and, therefore, does not provide for withdrawals.
--------------------------------------------------------------------------------

THERE IS NO DEATH BENEFIT PROVIDED UNDER THE LIFE CONTINGENT ANNUITY AND PAYMENTS ARE MADE TO YOU ONLY IF YOU (OR THE JOINT ANNUITANT) ARE LIVING WHEN THE PAYMENTS ARE SCHEDULED TO BEGIN. THESE

--------------------------------------------------------------------------------
                                                         ACCESSING YOUR MONEY 39
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

PAYMENTS ARE ONLY MADE DURING YOUR LIFETIME AND, IF APPLICABLE, THE LIFETIME OF THE JOINT ANNUITANT. THEREFORE, YOU SHOULD CONSIDER THE POSSIBILITY THAT NO PAYMENTS WILL BE MADE UNDER THE LIFE CONTINGENT ANNUITY IF YOU (OR THE JOINT ANNUITANT) DO NOT SURVIVE TO THE DATE PAYMENTS ARE TO BEGIN.

Under the life contingent annuity you may elect single life or joint and survivor payments. Joint and survivor payments are available on a 100%, one-half or two-thirds to survivor basis. Your first payment under the life contingent annuity will be 10% greater than the final payment under the fixed period. After the fixed period we will increase your payments annually on each anniversary of the payment start date under the life contingent annuity. We will base this increase on the annual increase in the Consumer Price Index, but it will never be greater than 3% per year.

ALLOCATION OF WITHDRAWALS. Only lump sum withdrawals are permitted under the Assured Payment Option. We will subtract your withdrawal from all remaining fixed maturity options to which your account value is allocated as well as from amounts held in the separate account to provide for payments off maturity dates. As a result we will reduce the amount of your payments and the length of your fixed period. We will also begin making payments to you under the life contingent annuity at an earlier date. In order to achieve this result we will withdraw additional amounts over the amount of the withdrawal you requested. These amounts will be taken from the separate account which contains the fixed maturity options and from amounts held to provide for payments off maturity dates. The amounts are then allocated to the life contingent annuity. The exact additional amount we withdraw will depend on how much is necessary to assure that the same pattern of payments will continue in reduced amounts for your life and the life of the joint annuitant. The first increase in your payments will take place no later than the date of the next planned increase.

Withdrawals are subject to a withdrawal charge and will have a 10% free withdrawal amount available. No withdrawal charges will apply to the payments made during the fixed period or a withdrawal made to meet the minimum distribution requirement under the contract.

DEATH BENEFIT. If a death benefit becomes payable during the fixed period we will pay the death benefit amount to the designated beneficiary. The death benefit amount is the greater of:

(1) your account value; and

(2) the sum of the fixed maturity amounts in each fixed maturity option plus any amounts to provide for payments off maturity dates.

We will not make any payments under the life contingent annuity after your death unless you have elected payments on a joint and survivor basis. If you elect joint and one-half or joint and two-thirds to survivor payments, at your death or the joint annuitant's death, we will reduce the payments by one-half or one-third, whichever applies.

--------------------------------------------------------------------------------
A death benefit is never payable under the life contingent annuity. The death benefit applies only during the fixed period.
--------------------------------------------------------------------------------

TERMINATION. The Assured Payment Option will be terminated if you:

(1) cancel the option at any time by sending a written request satisfactory to us; or

(2) submit an additional contribution and you do not want it allocated under the Assured Payment Option; or

(3) request a transfer of your account value; or

(4) request a change in the date the payments are to start under the life contingent annuity.

Once the Assured Payment Option has ended, the life contingent annuity will remain in effect and payments will be made if you or the joint annuitant, are living on the date payments are to start. No additional amounts will be allocated under the life contingent annuity. You may elect to restart the Assured Payment Option by submitting a written request satisfactory to us, but no sooner than three years after the option was terminated. If you own an Equitable

--------------------------------------------------------------------------------
40 ACCESSING YOUR MONEY
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Accumulator Rollover IRA or Flexible Premium IRA contract and you elected the Assured Payment Option at age 70 1/2 or older and subsequently terminate this option, required minimum distributions must continue to be made under your contract. Before terminating the Assured Payment Option, you should consider the implications this may have under the minimum distribution requirements. See "Tax Information."

ANNUITY PAYOUT OPTIONS AND SURRENDERING THE CONTRACT. Once your contract is surrendered or an annuity payout option is chosen, we will return the contract to you with a notation that the life contingent annuity is still in effect. You may not surrender the life contingent annuity.

APO PLUS

APO Plus is a variation of the Assured Payment Option. Except as indicated below, APO Plus operates under the same guidelines as the Assured Payment Option. Under APO Plus you will be able to keep a portion of your value in the Alliance Common Stock option or the Alliance Equity Index option, whichever one you choose. Once you have selected a variable investment option it may not be changed.

You may not elect APO Plus if the Assured Payment Option is already in effect.

APO Plus allows you to remain invested in the variable investment option for longer than would be possible if you had applied your entire account value all at once to the Assured Payment Option or to an annuity payout option.

HOW WE ALLOCATE YOUR CONTRIBUTIONS. We allocate a portion of your initial contribution or account value to the Assured Payment Option. Under the Assured Payment Option amounts are allocated in the same manner as described above. Your remaining account value is allocated to the variable investment option you select. Periodically during the fixed period we transfer a portion of your value in the variable investment option to the fixed maturity options to increase your guaranteed level payments under the Assured Payment Option.

The amount allocated under the Assured Payment Option will provide for level payments. The amount of the level payments are equal to the amount of the initial payment that would have been provided if you had allocated your entire initial contribution or account value under the Assured Payment Option. The difference between the amount required for level payments and the amount required for increasing payments provided under the Assured Payment Option, is allocated to the variable investment option you selected. If you have any value in the fixed maturity options at the time this option is elected, a market value adjustment may apply as a result of such amounts being transferred to activate the Assured Payment Option.

FIXED PERIOD. The fixed period and deferral period schedule shown for the Assured Payment Option will also apply under APO Plus.

On the third February 15th following the date your first payment is made during the fixed period, a portion of your value in the variable investment option may be transferred to the Assured Payment Option in order to increase your level payments. If you elect a deferral period of three years or more, a portion of your value in the variable investment option will be allocated to the Assured Payment Option on the February 15th before the date your first payment is made. If your payments are to be made on February 15th, the date of the first payment will be counted as the first February 15th for the purpose of this transfer to the Assured Payment Option.

The transfer of amounts to the Assured Payment Option is repeated each third year during the fixed period. The first increase in payments will be reflected in the payment made to you after three full years of payments and then every three years after that. Immediately following your last payment during the fixed period, your remaining value in the variable investment option is first allocated to the life contingent annuity to change the level payments previously purchased to increasing payments. These increasing payments will increase each year based on the annual increase in the Consumers Price Index, but never greater than 3%. If you have any value remaining after the increasing payments are purchased, this amount is allocated to the life contingent annuity to further increase your lifetime payments. If your

--------------------------------------------------------------------------------
                                                         ACCESSING YOUR MONEY 41
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

value in the variable investment option is insufficient to purchase the increasing payments, then the level payments previously purchased will be raised as much as possible.

While APO Plus provides you with a minimum amount of level guaranteed lifetime payments under the Assured Payment Option, the total amount of income that you will receive over time will depend on the investment performance of the variable investment option which you selected. It will also depend on the current rates to maturity and the cost of the life contingent annuity, which also varies. As a result, the combined amount of guaranteed lifetime income you receive under APO Plus may be more or less than the amount that could have been purchased if your entire initial contribution or account value had been allocated to the Assured Payment Option.


See Appendix IV for an example of the payments purchased under APO Plus.


ALLOCATION OF ADDITIONAL CONTRIBUTIONS. Any additional contributions you make may only be allocated to the variable investment option. We do not permit additional contributions after the end of the fixed period.

WITHDRAWALS. If you take a lump sum withdrawal or if a lump sum withdrawal is made to satisfy minimum distribution requirements such withdrawal will be taken from your value in the variable investment option unless you specify otherwise. If there is insufficient value in the variable investment option any additional amount will be taken from the separate account containing the fixed maturity options and from amounts held to provide for payments off maturity dates, in the same manner as described above for the Assured Payment Option.

DEATH BENEFIT. If a death benefit becomes payable during the fixed period we will pay the death benefit amount to the designated beneficiary. The death benefit amount is equal to the greater of your value in the:

(1) fixed maturity options; and


(2) the separate account containing the fixed maturity amounts and any amounts held to provide for payments off maturity dates.


When the greater of (1) and (2) above is determined, the value in the variable investment option is added. A death benefit is never payable under the life contingent annuity.

TERMINATION OF APO PLUS. You may terminate APO Plus at any time by submitting a written request satisfactory to us. You may choose one of the following two options if you terminate APO Plus:

(1) your contract will operate under the Equitable Accumulator Rollover IRA or Flexible Premium IRA rules; or

(2) you may elect the Assured Payment Option.

If you elect the Assured Payment Option, your remaining value in the variable investment option will be allocated to the fixed maturity options, the separate account to provide for payments off maturity dates, and the life contingent annuity. A market value adjustment may apply for any amounts allocated from a fixed maturity option. At least 45 days prior to the end of each three-year period, we will send you a quote indicating how much future income could be provided under the Assured Payment Option. The quote would be based on your current account value, current rates to maturity for the fixed maturity options, and current purchase rates under the life contingent annuity as of the date of the quote. The actual amount of future income you would receive depends on the rates in effect on the day you switch to the Assured Payment Option.

WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. For the tax consequences of withdrawals, see "Tax information."

--------------------------------------------------------------------------------
42 ACCESSING YOUR MONEY
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          METHOD OF WITHDRAWAL
--------------------------------------------------------------------------------
                                               SUBSTANTIALLY     MINIMUM
 CONTRACT              LUMP SUM    SYSTEMATIC      EQUAL       DISTRIBUTION
--------------------------------------------------------------------------------
 NQ                      Yes          Yes           No              No
--------------------------------------------------------------------------------
 Rollover IRA*           Yes          Yes           Yes             Yes
--------------------------------------------------------------------------------
 Flexible
   Premium IRA*          Yes          Yes           Yes             Yes
--------------------------------------------------------------------------------
 Roth Conversion
   IRA                   Yes          Yes           Yes             No
--------------------------------------------------------------------------------
 Flexible Premium
   Roth IRA              Yes          Yes           Yes             No
--------------------------------------------------------------------------------
 QP                      Yes          No            No              Yes
--------------------------------------------------------------------------------
 Rollover TSA            Yes**        No            No              Yes
--------------------------------------------------------------------------------


 * If Assured Payment Option or APO Plus is elected, only lump sum withdrawals are available.

 ** For some Rollover TSA contracts, your ability to take withdrawals, loans or surrender your contract may be limited. You must provide withdrawal restriction information when you apply for a contract. See "Tax Sheltered Annuity contracts (TSAs)" in "Tax information."

LUMP SUM WITHDRAWALS
(All contracts)

You may take lump sum withdrawals from your account value at any time. (Rollover TSA contracts may have restrictions.) The minimum amount you may withdraw is $1,000. If you request to withdraw more than 90% of a contract's current cash value we will treat it as a request to surrender the contract for its cash value. See "Surrendering your contract to receive its cash value" below.

Lump sum withdrawals in excess of the 15% (10% under Assured Payment Option or APO Plus) free withdrawal amount (see "15% free withdrawal amount" in "Charges and expenses") may be subject to a withdrawal charge. Under Rollover TSA contracts, if a loan is outstanding, you may only take lump sum withdrawals as long as the cash value remaining after any withdrawal equals at least 10% of the outstanding loan plus accrued interest.

SYSTEMATIC WITHDRAWALS
(NQ and all IRA contracts)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value.

You may take systematic withdrawals on a monthly, quarterly, or annual basis as long as the withdrawals do not exceed the following percentages of your account value: 1.2% monthly, 3.6% quarterly, and 15.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, we will make the withdrawals on the same calendar day of the month as the contract date. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin.


You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59 1/2 and 70 1/2.


You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a lump sum withdrawal. You can cancel the systematic withdrawal option at any time.

Systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a lump sum withdrawal previously taken in the same contract year, the systematic withdrawal exceeds the 15% free withdrawal amount.

SUBSTANTIALLY EQUAL WITHDRAWALS
(All IRA contracts)

The substantially equal withdrawals option allows you to receive distributions from your account value without triggering the 10% additional federal tax penalty, which normally applies to distributions made before age 59 1/2. See "Tax information." Once you begin to take substantially equal withdrawals, you should not stop them or change the pattern of your withdrawals until the later of age 59 1/2 or

--------------------------------------------------------------------------------
                                                         ACCESSING YOUR MONEY 43
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

five full years after the first withdrawal. If you stop or change the withdrawals or take a lump sum withdrawal, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on those withdrawals.

You may elect to take substantially equal withdrawals at any time before age
59 1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. You may not elect to receive the first payment in the same contract year in which you took a lump sum withdrawal. We will calculate the amount of your substantially equal withdrawals. The payments will be made monthly, quarterly, or annually as you select. These payments will continue until we receive written notice from you to cancel this option or you take a lump sum withdrawal. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same contract year in which you took a lump sum withdrawal. We will calculate the new withdrawal amount.

You may not elect substantially equal withdrawals if you have balances in the account for special dollar cost averaging.

Substantially equal withdrawals are not subject to a withdrawal charge.

MINIMUM DISTRIBUTION WITHDRAWALS (Rollover IRA, Flexible Premium IRA, QP, and Rollover TSA contracts only -- See "Tax information")

We offer the minimum distribution withdrawal option to help you meet required minimum distributions under federal income tax rules. You may elect this option in the year in which you reach age 70 1/2. The minimum amount we will pay out is $250. You may elect the method you want us to use to calculate your minimum distribution withdrawals from the choices we offer. Currently, minimum distribution withdrawal payments will be made annually.

We do not impose a withdrawal charge on minimum distribution withdrawals except if when added to a lump sum withdrawal previously taken in the same contract year, the minimum distribution withdrawal exceeds the 15% free withdrawal amount.

We will calculate your annual payment based on your account value at the end of the prior calendar year based on the method you choose.

Under Rollover TSA contracts, you may not elect minimum distribution withdrawals if a loan is outstanding.

--------------------------------------------------------------------------------
For Rollover IRA, Flexible Premium IRA, QP, and Rollover TSA contracts, we will send a form outlining the distribution options available before you reach age
70 1/2 (if you have not begun your annuity payments before that time).
--------------------------------------------------------------------------------

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE


Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options. If there is insufficient value or no value in the variable investment options, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options in order of the earliest maturity date(s) first and then from the account for special dollar cost averaging. A market value adjustment may apply to withdrawals from the fixed maturity options.


HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT AND GUARANTEED MINIMUM DEATH BENEFIT

Withdrawals will reduce your guaranteed benefits on either a dollar-for-dollar basis or on a pro rata basis as explained below:

INCOME BENEFIT AND DEATH BENEFIT



5% roll up to age 80 or age 70 -- If you elect the 5% roll up to age 80 or 5% roll up to age 70 guaranteed minimum death benefit, your benefit base will be reduced on a dollar-for-dollar basis as long as the sum of your

--------------------------------------------------------------------------------
44 ACCESSING YOUR MONEY
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


withdrawals in a contract year is 5% or less of the guaranteed minimum death benefit on the most recent contract date anniversary. Once you take a withdrawal that causes the sum of your withdrawals in a contract year to exceed 5% of the guaranteed minimum death benefit on the most recent contract date anniversary, that withdrawal and any subsequent withdrawals in that same contract year will reduce your benefit base and current guaranteed minimum death benefit on a pro rata basis.


The timing of your withdrawals and whether they exceed the 5% threshold described above can have a significant impact on your guaranteed minimum income benefit or guaranteed minimum death benefit.

Annual ratchet to age 80 -- If you elect the annual ratchet to age 80 guaranteed minimum death benefit, each withdrawal will always reduce your benefit base and current guaranteed minimum death benefit on a pro rata basis.

Annuitant issue ages 80 through 90 -- If your contract was issued when the annuitant was between ages 80 and 90, each withdrawal will always reduce your benefit base and current guaranteed minimum death benefit on a pro rata basis.

                              -------------------

Reduction on a dollar-for-dollar basis means that your current benefit will be reduced by the dollar amount of the withdrawal. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit by that same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your guaranteed minimum death benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x.40) and your new guaranteed minimum death benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

LOANS UNDER ROLLOVER TSA CONTRACTS

You may take loans from a Rollover TSA unless restricted by the employer who provided the Rollover TSA funds. If you cannot take a loan, or cannot take a loan without approval from the employer who provided the funds, we will have this information in our records based on what you and the employer who provided the funds told us when you purchased your contract. The employer must also tell us whether special employer plan rules of the Employee Retirement Income Security Act of 1974 ("ERISA") apply. We will not permit you to take a loan while you are taking minimum distribution withdrawals.

You should read the terms and conditions on our loan request form carefully before taking out a loan. Under Rollover TSA contracts subject to ERISA, you may only take a loan with the written consent of your spouse. Your contract contains further details of the loan provision. Also, see "Tax information" for general rules applicable to loans.

We will permit you to have only one loan outstanding at a time. The minimum loan amount is $1,000. The maximum amount is $50,000 or, if less, 50% of your account value, subject to any limits under the federal income tax rules. The term of a loan is five years. However, if you use the loan to acquire your primary residence, the term is 10 years. The term may not extend beyond the earliest of:

(1) the date annuity payments begin,

(2) the date the contract terminates, and

(3) the date a death benefit is paid (the outstanding loan will be deducted from the death benefit amount).

Interest will accrue daily on your outstanding loan at a rate we set. The loan interest rate will be equal to the Moody's Corporate Bond Yield Averages for Baa bonds for the calendar month ending two months before the first day of the calendar quarter in which the rate is determined.

LOAN RESERVE ACCOUNT. On the date your loan is processed, we will transfer the amount of your loan to the loan reserve account. Unless you specify otherwise, we will subtract your loan on a pro rata basis from your value in the variable investment options. If there is insufficient value or no value in the variable investment options, any additional amount of the loan will be subtracted from the fixed

--------------------------------------------------------------------------------
                                                         ACCESSING YOUR MONEY 45
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply.

We will credit interest to the amount in the loan reserve account at a rate of 2% lower than the loan interest rate that applies for the time your loan is outstanding. On each contract date anniversary after the date the loan is processed, we will transfer the amount of interest earned in the loan reserve account to the variable investment options on a pro rata basis. When you make a loan repayment, unless you specify otherwise, we will transfer the dollar amount of the loan repaid from the loan reserve account to the investment options according to the allocation percentages we have on our records.

SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while the annuitant is living and before you begin to receive annuity payments. (Rollover TSA contracts may have restrictions.) For a surrender to be effective, we must receive your written request and your contract at our Processing Office. We will determine your cash value on the date we receive the required information. All benefits under the contract will terminate as of that date.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information."

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1) the New York Stock Exchange is closed or restricts trading,

(2) sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable because of an emergency, or

(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the fixed maturity options and the account for special dollar cost averaging (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery service at your expense.

YOUR ANNUITY PAYOUT OPTIONS

Equitable Accumulator offers you several choices of annuity payout options. Some enable you to receive fixed annuity payments, which can be either level or increasing, and others enable you to receive variable annuity payments.


You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the annuitant's age at contract issue. In addition, you may receive only fixed level life annuity payments if you elect the guaranteed minimum income benefit under baseBUILDER.

--------------------------------------------------------------------------------
46 ACCESSING YOUR MONEY
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


-------------------------------------------------------------
 Fixed annuity payout options     Life annuity
                                  Life annuity with period
                                   certain
                                  Life annuity with refund
                                   certain
                                  Period certain annuity
-------------------------------------------------------------
 Variable Immediate Annuity       Life annuity (not available
   payout options                  in New York)
                                  Life annuity with period
                                   certain
-------------------------------------------------------------
 Income Manager payout            Life annuity with period
   options (available for          certain
   annuitants age 83 or less      Period certain annuity
   at contract issue)
-------------------------------------------------------------


o Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

o Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contracts that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

o Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This guaranteed period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide details.

FIXED ANNUITY PAYOUT OPTION

With fixed annuities, we guarantee fixed annuity payments that will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable annuities may be funded through your choice of variable investment options investing in portfolios of EQ Advisors Trust. The contract also offers a fixed annuity option that can be elected in combination with the variable annuity payout options. The amount of each variable annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate.

--------------------------------------------------------------------------------
                                                         ACCESSING YOUR MONEY 47
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

INCOME MANAGER PAYOUT OPTIONS

The Income Manager payout annuity contracts differ from the other payout annuity contracts. The other payout annuity contracts provide higher or lower income levels, but do not have all the features of the Income Manager payout annuity contract. You may request an illustration of the Income Manager payout annuity contract from your financial professional. Income Manager payout options are described in a separate prospectus that is available from your financial professional. Before you select an Income Manager payout option, you should read the prospectus which contains important information that you should know.

Both Income Manager payout options provide guaranteed level payments (NQ and IRA contracts). The Income Manager (life annuity with period certain) also provides guaranteed increasing payments (NQ contracts only). You may not elect a period certain Income Manager payout option unless withdrawal charges are no longer in effect under your Equitable Accumulator.

For QP and Rollover TSA contracts, if you want to elect an Income Manager payout option, we will first roll over amounts in such contract to a Rollover IRA contract. You will be the owner of the Rollover IRA contract.

You may choose to apply only part of the account value of your Equitable Accumulator contract to an Income Manager payout annuity. In this case, we will consider any amounts applied as a withdrawal from your Equitable Accumulator and we will deduct any applicable withdrawal charge. For the tax consequences of withdrawals, see "Tax information."

Depending upon your circumstances, the purchase of an Income Manager contract may be done on a tax-free basis. Please consult your tax adviser.

THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

The amount applied to purchase an annuity payout option varies, depending on the payout option that you choose, and the timing of your purchase as it relates to any withdrawal charges or market value adjustments.

If amounts in a fixed maturity option are used to purchase any annuity payout option, prior to the maturity date, a market value adjustment will apply.

o For the fixed annuity payout options and Variable Immediate Annuity payout options, no withdrawal charge is imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain.

o For the fixed annuity payout option, the withdrawal charge applicable under your Equitable Accumulator is imposed if you select a period certain. If the period certain is more than 5 years, then the withdrawal charge deducted will not exceed 5% of the account value.

For the Income Manager payout options, the following applies:

o No withdrawal charge is imposed under the Equitable Accumulator. If the withdrawal charge that otherwise would have been applied to your account value under your Equitable Accumulator is greater than 2% of the contributions that remain in your contract at the time you purchase your payout option, the withdrawal charges under the Income Manager will apply. For this purpose, the year in which your account value is applied to the payout option will be "contract year 1."

SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin unless you are applying only some of your account value to an Income Manager contract. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments begin but it may not be earlier than thirteen months from the Equitable Accumulator contract date. Except with respect to the Income Manager annuity payout options, where payments are made on the 15th day of each month, you can change

--------------------------------------------------------------------------------
48 ACCESSING YOUR MONEY
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month. Also, that date may not be later than:

(i) if the annuitant was not older than age 83 when the contract was issued, the contract date anniversary that follows the annuitant's 90th birthday;

(ii) if the annuitant was age 84 but not older than age 88 when the contract was issued the annuitant's age at issue plus seven years; and

(iii) if the annuitant was age 89 or 90 when the contract was issued, age 95.

(iv) for contracts issued in New York, by the annuitant's 90th birthday.

The above may be different in some states.

Before the last date by which your annuity payments must begin, we will notify you by letter. Once you have selected an annuity payout option and payments have begun, no change can be made other than; (i) transfers (if permitted in the future) among the variable investment options if a Variable Immediate Annuity payout option is selected; and (ii) withdrawals or contract surrender (subject to a market value adjustment) if an Income Manager annuity payout option is chosen.

The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier.

In no event will you ever receive payments under a fixed option or an initial payment under a variable option of less than the minimum amounts guaranteed by the contract.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

--------------------------------------------------------------------------------
                                                         CHARGES AND EXPENSES 49
--------------------------------------------------------------------------------

5
Charges and expenses
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

CHARGES THAT EQUITABLE LIFE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

o A mortality and expense risks charge

o An administrative charge

o A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

o On each contract date anniversary -- an annual administrative charge if applicable (Flexible Premium IRA and Flexible Premium Roth IRA contracts only).

o At the time you make certain withdrawals or surrender your contract -- a withdrawal charge.

o If you elect the optional benefit -- a charge for the optional baseBUILDER benefit.

o At the time annuity payments are to begin -- charges for state premium and other applicable taxes. An annuity administrative fee may also apply.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" below.

To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your financial professional for more information.

MORTALITY AND EXPENSE RISKS CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the guaranteed minimum death benefit. The daily charge is equivalent to an annual rate of 1.10% of the net assets in each variable investment option.

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

ADMINISTRATIVE CHARGE

We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. The daily charge is equivalent to an annual rate of 0.25% of the net assets in each variable investment option. We reserve the right under the contracts to increase this charge to an annual rate of 0.35%.

DISTRIBUTION CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. The daily charge is equivalent to an annual rate of 0.20% of the net assets in each variable investment option.

ANNUAL ADMINISTRATIVE CHARGE (FLEXIBLE PREMIUM IRA AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY)

Under Flexible Premium IRA and Flexible Premium Roth IRA contracts, we deduct an administrative charge from your account value on each contract date anniversary. We deduct the charge if your account value on the last business day of the contract year is less than $25,000. If your account value on such date is $25,000 or more, we do not deduct the charge. During the first two contract years, the charge is

--------------------------------------------------------------------------------
50 CHARGES AND EXPENSES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.

We will deduct this charge from your value in the variable investment options on a pro rata basis. If there is not enough value in the variable investment options, we will deduct all or a portion of the charge from the fixed maturity options in order of the earliest maturity date(s) first. If you surrender your contract during the contract year we will deduct a pro rata portion of the charge.

WITHDRAWAL CHARGE

A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 15% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value.

The withdrawal charge equals a percentage of the contributions withdrawn. The percentage that applies depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

--------------------------------------------------------------------------------
                                  CONTRACT YEAR
--------------------------------------------------------------------------------
                     1       2      3       4       5      6      7      8+
--------------------------------------------------------------------------------
 Percentage of
   contribution      7%      6%     5%      4%      3%     2%     1%     0%

If the Assured Payment Option or APO Plus is in effect, the withdrawal charge is equal to a percentage of the contributions withdrawn minus any amounts allocated to the life contingent annuity.

For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1." Amounts withdrawn up to the free withdrawal amount are not considered withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information."

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.


For annuitants that are ages 84 and 85 when the contract is issued in New York State or Pennsylvania, the withdrawal charge will be computed in the same manner as for other contracts, except that the withdrawal charge schedule will be different. For these New York contracts, the withdrawal charge schedule will be 5% of each contribution made in the first contract year, decreasing by 1% each subsequent contract year to 0% in the sixth and later contract years.


The withdrawal charge does not apply in the circumstances described below.

ANNUITANT AGES 86 THROUGH 90 WHEN THE CONTRACT IS ISSUED. The withdrawal charge does not apply under the contract if the annuitant is age 86 or older when the contract is issued.

15% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 15% of your account value without paying a withdrawal charge. The 15% free withdrawal amount is determined using your account value on the most recent contract date anniversary, minus any other withdrawals made during the contract year. The 15% free withdrawal amount does not apply if you surrender your contract.

The free withdrawal amount is 10% of your account value under the Assured Payment Option and APO Plus.

Note the following special rule for NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value, less

--------------------------------------------------------------------------------
                                                         CHARGES AND EXPENSES 51
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


contributions that have not been withdrawn (earnings in the contract), and (2) the 15% free withdrawal amount defined above.

DISABILITY, TERMINAL ILLNESS OR CONFINEMENT TO NURSING HOME. The withdrawal charge does not apply if:


o The annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

o We receive proof satisfactory to us (including certification by a licensed physician) that the annuitant's life expectancy is six months or less; or

o The annuitant has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

     - its main function is to provide skilled, intermediate, or custodial nursing care;

     - it provides continuous room and board to three or more persons;

     - it is supervised by a registered nurse or licensed practical nurse;

     - it keeps daily medical records of each patient;

     - it controls and records all medications dispensed; and

     - its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the disability is caused by a preexisting condition or a condition that began within 12 months of the contract date. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our Processing Office.


BASEBUILDER BENEFIT CHARGE

If you elect the baseBUILDER, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the guaranteed minimum income benefit, elect another annuity payout option, or the contract date anniversary after the annuitant reaches age 85, whichever occurs first. The charge is equal to 0.30% (0.15% if the 5% roll up to age 70 baseBUILDER benefit is elected) of the benefit base in effect on the contract date anniversary.


We will deduct this charge from your value in the variable investment options on a pro rata basis. If there is not enough value in the variable investment options, we will deduct all or a portion of the charge from the fixed maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES


We deduct a charge designed to approximate certain applicable taxes such as premium taxes that may be imposed on us in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed by us varies by state and ranges from 0% to 3.5% (1% in Puerto Rico and 5% in the U.S. Virgin Islands).

VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION ADMINISTRATIVE FEE

We deduct a fee of $350 from the amount to be applied to the Variable Immediate Annuity payout option.


CHARGES THAT EQ ADVISORS TRUST DEDUCTS

EQ Advisors Trust deducts charges for the following types of fees and expenses:

o  Management fees ranging from 0.25% to 1.15%.

o  12b-1 fees of 0.25%.

--------------------------------------------------------------------------------
52 CHARGES AND EXPENSES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

o Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

o Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of EQ Advisors Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. For more information about these charges, please refer to the prospectus for EQ Advisors Trust following this prospectus.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge or the mortality and expense risks charge, or change the minimum initial contribution requirements. We also may change the guaranteed minimum income benefit and the guaranteed minimum death benefit, or offer variable investment options that invest in shares of EQ Advisors Trust that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, ERISA, or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that result in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.

--------------------------------------------------------------------------------
                                                     PAYMENT OF DEATH BENEFIT 53
--------------------------------------------------------------------------------

6
Payment of death benefit
--------------------------------------------------------------------------------


YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time. The change will be effective on the date the written request for the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request. Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. You may be limited as to the beneficiary you can designate in a Rollover TSA contract. In a QP contract, the beneficiary must be the trustee.


The death benefit is equal to your account value, or, if greater, the guaranteed minimum death benefit. The guaranteed minimum death benefit is part of your contract, whether you select the baseBUILDER benefit or not. We determine the amount of the death benefit (other than the guaranteed minimum death benefit) as of the date we receive satisfactory proof of the annuitant's death and any required instructions for the method of payment. We determine the amount of the guaranteed minimum death benefit as of the date of the annuitant's death. Under Rollover TSA contracts we will deduct the amount of any outstanding loan plus accrued interest from the amount of the death benefit.


The death benefit payable under the Assured Payment Option or APO Plus is described earlier in this prospectus. See "Assured Payment Option and APO Plus."

EFFECT OF THE ANNUITANT'S DEATH

If the annuitant dies before the annuity payments begin, we will pay the death benefit to your beneficiary.


Generally, the death of the annuitant terminates the contract. However, a beneficiary spouse of the owner/annuitant can choose to be treated as the successor owner/annuitant and continue the contract. Only a spouse can be a successor owner/annuitant. A successor owner/annuitant can only be named under NQ and IRA contracts.

For IRA contracts, a beneficiary may be able to have limited ownership as discussed under "Beneficiary continuation option" below.


WHEN AN NQ CONTRACT OWNER DIES BEFORE THE ANNUITANT


Under certain conditions the owner can change after the original owner's death. When you are not the annuitant under an NQ contract and you die before annuity payments begin, the beneficiary named to receive the death benefit upon the annuitant's death will automatically become the successor owner. If you do not want the beneficiary to be the successor owner, you should name a successor owner. You may name a specific successor owner that will become the successor owner at any time by sending satisfactory notice to our processing office. If the contract is jointly owned and the first owner to die is not the annuitant, the surviving owner becomes the sole contract owner. This person will be considered the successor owner for purposes of the distribution rules described in this section. The surviving owner automatically takes the place of any other beneficiary designation.


Unless the surviving spouse of the owner who has died (or in the case of a joint ownership situation, the surviving spouse of the first owner to die) is the successor owner for this purpose, the entire interest in the contract must be distributed under the following rules:

o The cash value of the contract must be fully paid to the designated beneficiary (new owner) by December 31st of the fifth calendar year after your death (or in a joint ownership situation, the death of the first owner to die).

o The successor owner may instead elect to receive the cash value as a life annuity (or payments for a period certain of not longer than the new owner's life expectancy). Payments must begin no later than December 31st following the calendar year of the non-annuitant owner's death. Unless this alternative is elected, we will pay any cash value on December 31st of the fifth calendar year following the year of your death (or the death of the first owner to die).

--------------------------------------------------------------------------------
54 PAYMENT OF DEATH BENEFIT
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

o If the surviving spouse is the successor owner or joint owner, the spouse may elect to continue the contract. No distributions are required as long as the surviving spouse and annuitant are living.

HOW DEATH BENEFIT PAYMENT IS MADE


We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an annuity payout option as of the time of the annuitant's death, the beneficiary will receive the death benefit in a single sum. However, subject to any exceptions in the contract, our rules and any applicable requirements under federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See "Your annuity payout options" in "Accessing your money" earlier in this prospectus. Please note that any annuity payout option chosen may not extend beyond the life expectancy of the beneficiary.


SUCCESSOR OWNER AND ANNUITANT

If you are both the contract owner and the annuitant, and your spouse is the sole beneficiary or the joint owner, then your spouse may elect to receive the death benefit or continue the contract as successor owner/annuitant.

If your surviving spouse decides to continue the contract, then on the contract date anniversary following your death, we will increase the account value to equal your current guaranteed minimum death benefit, if it is higher than the account value. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract. Thereafter, withdrawal charges will no longer apply to this amount. Withdrawal charges will apply if you make additional contributions. These additional contributions will be withdrawn only after all other amounts have been withdrawn. In determining whether the guaranteed minimum death benefit will continue to grow, we will use your surviving spouse's age (as of the contract date anniversary).


BENEFICIARY CONTINUATION OPTION

Upon your death under a Rollover IRA, Flexible Premium IRA, Roth Conversion IRA or Flexible Premium Roth IRA contract, a beneficiary may generally elect to keep the contract in your name and receive distributions under the contract instead of receiving the death benefit in a single sum. In order to elect this option, the beneficiary must be an individual. (Certain trusts with only individual beneficiaries will be treated as individuals.) This election must be made within 60 days following the date we receive proof of your death. We will increase the account value to equal the death benefit if the death benefit is greater than the account value. Except as noted in the next sentence, the beneficiary continuation option will be available on or after May 1, 2000, depending on when we receive regulatory clearance in your state. For Rollover IRA and Flexible Premium IRA contracts, a similar beneficiary continuation option will be available until the beneficiary continuation option described in this prospectus is available. Please contact our processing office for further information. In addition, the beneficiary continuation option is not available if APO or APO Plus is in effect at your death.

Under the beneficiary continuation option:

o The contract continues in your name for the benefit of your beneficiary but no additional contributions will be permitted.

o  The beneficiary may make transfers among the investment options.

o The guaranteed minimum income benefit and the death benefit (including the guaranteed minimum death benefit) provisions will no longer be in effect.

o The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges will apply. Any partial withdrawal must be at least $1,000.

o Upon the death of the beneficiary, any remaining death benefit will be paid in a lump sum to the person the beneficiary chooses.

--------------------------------------------------------------------------------
                                                     PAYMENT OF DEATH BENEFIT 55
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


For Traditional IRA contracts only, if you die AFTER the "Required Beginning Date" for required minimum distributions (see "Tax information"), the contract will continue if:

(a) You were receiving minimum distribution withdrawals from this contract; and

(b) The pattern of minimum distribution withdrawals you chose was based in part on the life of the designated beneficiary.

The withdrawals will then continue to be paid to the beneficiary on the same basis as you chose before your death. We will be able to tell your beneficiary whether this option is available. You should contact our processing office for further information.

For all of the above contracts, If you die BEFORE the Required Beginning Date (and therefore you were not taking minimum distribution withdrawals under the contract) the beneficiary may choose one of the following two beneficiary continuation options.

1. Payments over life expectancy period. The beneficiary can receive annual minimum distributions based on the beneficiary's life expectancy. If there is more than one beneficiary, the shortest life expectancy is used. These minimum distributions must begin by December 31st of the calendar year following the year of your death. In some situations, a spouse beneficiary may choose to delay beginning these minimum distributions until the December 31st of the calendar year in which you would have turned age 70 1/2.

2. Five Year Rule. The beneficiary can take withdrawals as desired. If the beneficiary does not withdraw the entire account value by the December 31st of the fifth calendar year following your death, we will pay any amounts remaining under the contract to the beneficiary by that date. If you have more than one beneficiary, and one of them elects this option, then all of your beneficiaries will receive this option.

--------------------------------------------------------------------------------
56 TAX INFORMATION
--------------------------------------------------------------------------------

7
Tax Information
--------------------------------------------------------------------------------
OVERVIEW

In this part of the prospectus, we discuss the current federal income tax rules that generally apply to Equitable Accumulator contracts owned by United States taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, Rollover IRA, Flexible Premium IRA, Roth Conversion IRA, Flexible Premium Roth IRA, QP, or Rollover TSA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax, and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the contract, rights under the contract, or payments under the contract may be subject to gift or estate taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

If you are buying a contract to fund a retirement plan that already provides tax deferral under sections of the Internal Revenue Code (IRA, QP, and Rollover
TSA), you should do so for the contract's features and benefits other than tax deferral. In such situations, the tax deferral of the contract does not provide additional benefits.

TRANSFERS AMONG INVESTMENT OPTIONS


You can make transfers among investment options inside the contract without triggering taxable income. If the IRS determines that making transfers among investment options causes the annuity owner to be treated as the owner of the assets funding the annuity contract, then such transfers will trigger taxation for a nonqualified annuity contract. As of the date of this prospectus, the IRS has not made this determination.


TAXATION OF NONQUALIFIED ANNUITIES

CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

o if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person).

All nonqualified deferred annuity contracts that Equitable Life and its affiliates issue to you during the same calendar year are linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

ANNUITY PAYMENTS

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your "investment in the contract." Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

--------------------------------------------------------------------------------
                                                              TAX INFORMATION 57
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments.


Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

PAYMENTS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a return of your investment in the contract and is not taxable.

CONTRACTS PURCHASED THROUGH EXCHANGES

You may purchase your NQ contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

o the contract that is the source of the funds you are using to purchase the NQ contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

o the owner and the annuitant are the same under the source contract and the Equitable Accumulator NQ contract. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

The tax basis of the source contract carries over to the Equitable Accumulator NQ contract.


A recent case permitted an owner to direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to a different insurer to purchase a new nonqualified deferred annuity contract on a tax-deferred basis. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.


SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59 1/2 a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. The extra penalty tax does not apply to pre-age 59 1/2 distributions made:

o  on or after your death; or

o  because you are disabled (special federal income tax definition); or

o in the form of substantially equal periodic annuity payments for your life (or life expectancy) or the joint lives (or joint life expectancy) of you and a beneficiary.

SPECIAL RULES FOR NQ CONTRACTS ISSUED IN PUERTO RICO

Under current law we treat income from NQ contracts as U.S. source. A Puerto Rico resident is subject to U.S. taxation on such U.S. source income. Only Puerto Rico source income

--------------------------------------------------------------------------------
58 TAX INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

of Puerto Rico residents is excludable from U.S. taxation. Income from NQ contracts is also subject to Puerto Rico tax. The calculation of the taxable portion of amounts distributed from a contract may differ in the two jurisdictions. Therefore, you might have to file both U.S. and Puerto Rico tax returns, showing different amounts of income from the contract for each tax return. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid. Depending on your personal situation and the timing of the different tax liabilities, you may not be able to take full advantage of this credit.

INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets for the benefit of the IRA owner. The assets can include mutual funds and certificates of deposit. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

o Traditional IRAs, typically funded on a pre-tax basis including SEP-IRAs and SIMPLE-IRAs, issued and funded in connection with employer-sponsored retirement plans; and

o Roth IRAs, first available in 1998, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments.


You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained from any IRS district office or the IRS website (http://www.irs.gov).


Equitable Life designs its traditional IRA contracts to qualify as "individual retirement annuities" under Section 408(b) of the Internal Revenue Code. You may purchase the contract as a traditional IRA or Roth IRA. The traditional IRAs we offer are the Rollover IRA and Flexible Premium IRA. The versions of the Roth IRA available are the Roth Conversion IRA and Flexible Premium Roth IRA. This prospectus contains the information that the IRS requires you to have before you purchase an IRA. This section of the prospectus covers some of the special tax rules that apply to IRAs. The next section covers Roth IRAs. Education IRAs are not discussed in this prospectus because they are not available in individual retirement annuity form.

The Equitable Accumulator IRA contract has been approved by the IRS as to form for use as a traditional IRA. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The IRS approval does not address every feature possibly available under the Equitable Accumulator IRA contract. Although we do not have IRS approval as to form, we believe that the version of the Roth IRA currently offered complies with the requirements of the Internal Revenue Code.

CANCELLATION

You can cancel an Equitable Accumulator IRA contract by following the directions under "Your right to cancel within a certain number of days" in "Contract features and benefits" earlier in the prospectus. You can cancel an Equitable Accumulator Roth Conversion IRA contract issued as a result of a full conversion of an Equitable Accumulator Rollover IRA or Flexible Premium IRA contract by following the instructions in the request for full conversion form. The form is available from our Processing Office or your financial professional. If you cancel an IRA contract, we may have to

--------------------------------------------------------------------------------
                                                              TAX INFORMATION 59
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to a traditional IRA:

o regular contributions out of earned income or compensation; or

o tax-free "rollover" contributions; or

o direct custodian-to-custodian transfers from other traditional IRAs ("direct transfers").


Regular traditional IRA, direct transfer, and rollover contributions may be made to a Flexible Premium IRA contract.


REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS

LIMITS ON CONTRIBUTIONS. Generally, $2,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) in any taxable year. When your earnings are below $2,000, your earned income or compensation for the year is the most you can contribute. This $2,000 limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70 1/2 or any tax year after that.

SPECIAL RULES FOR SPOUSES. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $2,000, married individuals filing jointly can contribute up to $4,000 for any taxable year to any combination of traditional IRAs and Roth IRAs. (Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa.) The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $2,000 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age
70 1/2 or over can contribute up to the lesser of $2,000 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70 1/2.

DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a tax year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

IF YOU ARE NOT COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, you can make fully deductible contributions to your traditional IRAs for each tax year up to $2,000 or, if less, your earned income.

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your adjusted gross income (AGI) is BELOW THE LOWER DOLLAR FIGURE IN A PHASE-OUT RANGE, you can make fully deductible contributions to your traditional IRAs. For each tax year, your fully deductible contribution can be up to $2,000 or, if less, your earned income.

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your AGI falls within a PHASE-OUT range, you can make PARTIALLY DEDUCTIBLE CONTRIBUTIONS to your traditional IRAs.

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your AGI falls ABOVE THE HIGHER FIGURE IN THE PHASE-OUT RANGE, you may not deduct any of your regular contributions to your traditional IRAs.


If you are single and covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $32,000 and

--------------------------------------------------------------------------------
60 TAX INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


$42,000 in 2000. This range will increase every year until 2005 when the range is $50,000-$60,000.

If you are married and file a joint return, and you are covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $52,000 and $62,000 in 2000. This range will increase every year until 2007 when the range is $80,000-$100,000.


Married individuals filing separately and living apart at all times are not considered married for purposes of this deductible contribution calculation. Generally, the active participation in an employer-sponsored retirement plan of an individual is determined independently for each spouse. Where spouses have "married filing jointly" status, however, the maximum deductible traditional IRA contribution for an individual who is not an active participant (but whose spouse is an active participant) is phased out for taxpayers with AGI of between $150,000 and $160,000.


To determine the deductible amount of the contribution in 2000, you determine AGI and subtract $32,000 if you are single, or $52,000 if you are married and file a joint return with your spouse. The resulting amount is your excess AGI. You then determine the limit on the deduction for traditional IRA contributions using the following formula:



($10,000-excess AGI)            times     $2,000 (or earned     Equals     the adjusted
------------------------------                                             deductible
  divided by $10,000              x        income, if less)        =       contribution
                                                                           limit



NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the nonworking spouse's traditional IRA) may not, however, exceed the maximum $2,000 per person limit. See "Excess contributions" below. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" below.

If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a tax year.

EXCESS CONTRIBUTIONS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

o  regular contributions of more than $2,000; or

o regular contributions of more than earned income for the year, if that amount is under $2,000; or

o  regular contributions to a traditional IRA made after you reach age 70 1/2;
   or

o rollover contributions of amounts which are not eligible to be rolled over. For example, after-tax contributions to a qualified plan or minimum distributions required to be made after age 70 1/2.

You can avoid the excise tax by withdrawing an excess contribution (rollover or regular) before the due date (including extensions) for filing your federal income tax return for the year. If it is an excess regular traditional IRA contribution, you cannot take a tax deduction for the amount withdrawn. You do not have to include the excess contribution withdrawn as part of your income. It is also not

--------------------------------------------------------------------------------
                                                              TAX INFORMATION 61
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

subject to the 10% additional penalty tax on early distributions, discussed below under "Early distribution penalty tax." You do have to withdraw any earnings that are attributed to the excess contribution. The withdrawn earnings would be included in your gross income and could be subject to the 10% penalty tax.

Even after the due date for filing your return, you may withdraw an excess rollover contribution, without income inclusion or 10% penalty, if:

(1) the rollover was from a qualified retirement plan to a traditional IRA;

(2) the excess contribution was due to incorrect information that the plan provided; and

(3) you took no tax deduction for the excess contribution.

RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

ROLLOVERS AND TRANSFERS

Rollover contributions may be made to a traditional IRA from these sources:

o  qualified plans;

o TSAs (including Internal Revenue Code Section 403(b)(7) custodial accounts); and

o  other traditional IRAs.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

ROLLOVERS FROM QUALIFIED PLANS OR TSAS

There are two ways to do rollovers:

o  Do it yourself
   You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your qualified plan or TSA will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

o  Direct rollover
   You tell your qualified plan trustee or TSA issuer/custodian/fiduciary to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a TSA or qualified plan are eligible rollover distributions, unless the distribution is:

o  only after-tax contributions you made to the plan; or

o "required minimum distributions" after age 70 1/2 or separation from service; or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

o  a hardship withdrawal; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o  corrective distributions that fit specified technical tax rules; or

o  loans that are treated as distributions; or

o  a death benefit payment to a beneficiary who is not your surviving spouse;
   or

o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.

ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the

--------------------------------------------------------------------------------
62 TAX INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

transaction within 60 days after you receive the funds. You may make a rollover only once in every 12-month period for the same funds.
Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS.

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Earnings in traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract, and annuity payments from your contract. Death benefits are also taxable. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. You must keep permanent tax records of all of your nondeductible contributions to traditional IRAs. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

In addition, a distribution is not taxable if:

o the amount received is a withdrawal of excess contributions, as described under "Excess contributions" above; or

o the entire amount received is rolled over to another traditional IRA (see "Rollovers and transfers" above); or

o in certain limited circumstances, where the traditional IRA acts as a "conduit," you roll over the entire amount into a qualified plan or TSA that accepts rollover contributions. To get this conduit traditional IRA treatment:

  o the source of funds you used to establish the traditional IRA must have been a rollover contribution from a qualified plan; and

  o the entire amount received from the traditional IRA (including any earnings on the rollover contribution) must be rolled over into another qualified plan within 60 days of the date received.

Similar rules apply in the case of a TSA.

However, you may lose conduit treatment if you make an eligible rollover distribution contribution to a traditional IRA and you commingle this contribution with other contributions. In that case, you may not be able to roll over these eligible rollover distribution contributions and earnings to another qualified plan or TSA at a future date. The Rollover IRA contract can be used as a conduit IRA if amounts are not commingled.

Distributions from a traditional IRA are not eligible for favorable five-year averaging (or, in some cases, ten-year averaging and long-term capital gain treatment) available to certain distributions from qualified plans.

--------------------------------------------------------------------------------
                                                              TAX INFORMATION 63
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

REQUIRED MINIMUM DISTRIBUTIONS

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs beginning at age 70 1/2.

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age
70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April
1). Distributions must start no later than your Required Beginning Date, which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

Account-based method. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a life expectancy factor from IRS tables. This gives you the required minimum distribution amount for that particular IRA for that year. The required minimum distribution amount will vary each year as the account value and your life expectancy factors change.

You have a choice of life expectancy factors, depending on whether you choose a method based only on your life expectancy, or the joint life expectancies of you and another individual. You can decide to "recalculate" your life expectancy every year by using your current life expectancy factor. You can decide instead to use the "term certain" method, where you reduce your life expectancy by one every year after the initial year. If your spouse is your designated beneficiary for the purpose of calculating annual account-based required minimum distributions, you can also annually recalculate your spouse's life expectancy if you want. If you choose someone who is not your spouse as your designated beneficiary for the purpose of calculating annual account-based required minimum distributions, you have to use the term certain method of calculating that person's life expectancy. If you pick a nonspouse designated beneficiary, you may also have to do another special calculation.

You can later apply your traditional IRA funds to a life annuity-based payout. You can only do this if you already chose to recalculate your life expectancy annually (and your spouse's life expectancy if you select a spousal joint annuity). For example, if you anticipate exercising your guaranteed minimum income benefit or selecting any other form of life annuity payout after you are age 70 1/2, you must have elected to recalculate life expectancies.

Annuity-based method. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method and a different beneficiary for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan, and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? No, unless you affirmatively select an annuity payout option or an account-based withdrawal option such as our minimum distribution withdrawal option. Because the options we offer do not cover every option permitted under federal income tax rules, you may prefer to do your own required minimum distribution calculations for one or more of your traditional IRAs.

--------------------------------------------------------------------------------
64 TAX INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa. However, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that your age 70 1/2 is approaching. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? If you die after either (a) the start of annuity payments, or (b) your Required Beginning Date, your beneficiary must receive payment of the remaining values in the contract at least as rapidly as under the distribution method before your death. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2.

If you die before your Required Beginning Date and before annuity payments begin, federal income tax rules require complete distribution of your entire value in the contract within five years after your death. Payments to a designated beneficiary over the beneficiary's life or over a period certain that does not extend beyond the beneficiary's life expectancy are also permitted, if these payments start within one year of your death. A surviving spouse beneficiary can also (a) delay starting any payments until you would have reached age 70 1/2 or (b) roll over your traditional IRA into his or her own traditional IRA.

SUCCESSOR ANNUITANT AND OWNER

If your spouse is the sole primary beneficiary and elects to become the successor annuitant and owner, no death benefit is payable until your surviving spouse's death.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.

REQUIRED MINIMUM DISTRIBUTIONS UNDER THE ASSURED PAYMENT OPTION AND APO PLUS

Although the life contingent annuity portion of the Assured Payment Option and APO Plus does not have a cash value, it will be assigned a value for tax purposes. This value will generally be changed each year. When you determine the amount of account-based required minimum distributions from your traditional IRA this value must be included. This must be done even though the life contingent annuity may not be providing a source of funds to satisfy the required minimum distribution.

You will generally be required to determine your required minimum distribution by annually recalculating your life expectancy. The Assured Payment Option and APO Plus will not be available if you have previously made a different election. Recalculation is no longer required once the only payments you or your spouse receive are under the life contingent annuity.

If you surrender your contract, or withdraw any remaining account value before your payments under the life contingent annuity begin, it may be necessary for you to satisfy your required minimum distribution by moving forward the start date of payments under your life contingent annuity. Or to the extent available, you have to take distributions from other traditional IRA funds you may

--------------------------------------------------------------------------------
                                                              TAX INFORMATION 65
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

have. Or, you may convert your traditional IRA life contingent annuity under the contract to a nonqualified life contingent annuity. This would be viewed as a distribution of the value of the life contingent annuity from your traditional IRA, and therefore, would be a taxable event. However, since the life contingent annuity would no longer be part of the traditional IRA, you would not have to include its value when determining future required minimum distributions.

If you have elected a joint and survivor form of the life contingent annuity, the joint annuitant must be your spouse. You must determine your required minimum distribution by annually recalculating both your life expectancy and your spouse's life expectancy. The Assured Payment Option and APO Plus will not be available if you have previously made a different election. Once the only payments you or your spouse are receiving are under the life contingent annuity recalculation is no longer required. In the event of your death or the death of your spouse the value of such annuity will change. For this reason, it is important that someone tell us if you or your spouse dies before the life contingent annuity has started payments so that a lower valuation can be made. Otherwise, a higher tax value may result in an overstatement of the amount that would be necessary to satisfy your required minimum distribution amount.

Allocation of funds to the life contingent annuity may prevent the contract from later receiving conduit IRA treatment.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% will apply if you have not reached age 59 1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. The extra penalty tax does not apply to pre-age 59 1/2 distributions made:

o    on or after your death; or

o    because you are disabled (special federal income tax definition); or

o used to pay certain extraordinary medical expenses (special federal income tax definition); or


o used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or


o used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

o used to pay certain higher education expenses (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.

To meet this last exception, you could elect to apply your contract value to an Income Manager (life annuity with a period certain) payout annuity contract (level payments version). You could also elect the substantially equal withdrawals option. We will calculate the substantially equal annual payments under a method we select based on guidelines issued by the IRS (currently contained in IRS Notice 89-25, Question and Answer 12). Although substantially equal withdrawals and Income Manager payments are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" above. Once substantially equal withdrawals or Income Manager annuity payments begin, the distributions should not be stopped or

--------------------------------------------------------------------------------
66 TAX INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

changed until the later of your reaching age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from your contract as changing your pattern of substantially equal withdrawals or Income Manager payments for purposes of determining whether the penalty applies.

ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."

The Equitable Accumulator Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A and 408(b) of the Internal Revenue Code.

CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

o regular after-tax contributions out of earnings; or

o taxable rollover contributions from traditional IRAs ("conversion" contributions); or

o tax-free rollover contributions from other Roth IRAs; or

o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").

Regular after-tax, direct transfer, and rollover contributions may be made to a Flexible Premium Roth IRA contract. We only permit direct transfer and rollover contributions under the Roth Conversion IRA contract. See "Rollovers and direct transfers" below. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

REGULAR CONTRIBUTIONS TO ROTH IRAS

LIMITS ON REGULAR CONTRIBUTIONS. Generally, $2,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) in any taxable year. This $2,000 limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $2,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion above under traditional IRAs.

With a Roth IRA, you can make regular contributions when you reach 70 1/2, as long as you have sufficient earnings. But, you cannot make contributions for any year that:

o your federal income tax filing status is "married filing jointly" and your adjusted gross income is over $160,000; or

o your federal income tax filing status is "single" and your adjusted gross income is over $110,000.

However, you can make regular Roth IRA contributions in reduced amounts when:

o your federal income tax filing status is "married filing jointly" and your adjusted gross income is between $150,000 and $160,000; or

o your federal income tax filing status is "single" and your adjusted gross income is between $95,000 and $110,000.

If you are married and filing separately and your adjusted gross income is between $0 and $10,000 the amount of regular contributions you are permitted to make is phased out. If your adjusted gross income is more than $10,000 you cannot make regular Roth IRA contributions.

WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

--------------------------------------------------------------------------------
                                                              TAX INFORMATION 67
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.

ROLLOVERS AND DIRECT TRANSFERS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS? You may make rollover contributions to a Roth IRA from only two sources:

o  another Roth IRA ("tax-free rollover contribution"); or

o another traditional IRA, including a SEP-IRA or SIMPLE-IRA, in a taxable conversion rollover ("conversion contribution").

You may not make contributions to a Roth IRA from a qualified plan under
Section 401(a) of the Internal Revenue Code, or a TSA under Section 403(b) of the Internal Revenue Code. You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over, or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee, or issuer to transfer the first Roth IRA funds directly to Equitable Life, as the Roth IRA issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth
IRA). You can also make rollover transactions between identical plan types. However, you can only use rollover transactions between different plan types (for example, traditional IRA to Roth IRA).

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

CONVERSION CONTRIBUTIONS TO ROTH IRAS.

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Unlike a rollover from a traditional IRA to another traditional IRA, the conversion rollover transaction is not tax-free. Instead, the distribution from the traditional IRA is generally fully taxable. For this reason, we are required to withhold 10% federal income tax from the amount converted unless you elect out of such withholding. If you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax free.

There is, however, no early distribution penalty tax on the traditional IRA withdrawal that you are converting to a Roth IRA, even if you are under age 59 1/2.

You cannot make conversion contributions to a Roth IRA for any taxable year in which your adjusted gross income exceeds $100,000. For this purpose, your adjusted gross income is computed without the gross income stemming from the traditional IRA conversion. You also cannot make conversion contributions to a Roth IRA for any taxable year in which your federal income tax filing status is "married filing separately."

Finally, you cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA are subject to the annual required minimum distribution rule applicable to traditional IRAs beginning at age
70 1/2.

--------------------------------------------------------------------------------
68 TAX INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract, and annuity payments from your contract. Death benefits are also distributions.

The following distributions from Roth IRAs are free of income tax:

o  Rollover from a Roth IRA to another Roth IRA;

o  Direct transfers from a Roth IRA to another Roth IRA;

o  Qualified distributions from a Roth IRA; and

o  Return of excess contributions or amounts recharacterized to a traditional
   IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

o  you reach age 59 1/2; or

o  you die; or

o  you become disabled (special federal income tax definition); or

o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made). It is not possible to have a tax-free qualified distribution before the year 2003 because of the five-year aging requirement.

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS.

Nonqualified distributions from Roth IRAs are distributions that do not meet the qualifying event and five-year aging period tests described above. Such distributions are potentially taxable as ordinary income. Nonqualified distributions receive return-of-investment-first treatment. Only the difference between the amount of the distribution and the amount of contributions to all of your Roth IRAs is taxable. You have to reduce the amount of contributions to all of your Roth IRAs to reflect any previous tax-free recoveries.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable five-year averaging method (or, in certain cases, favorable ten-year averaging and long-term capital gain treatment) available in certain cases to distributions from qualified plans.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?" Lifetime required minimum distributions do not apply.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

--------------------------------------------------------------------------------
                                                              TAX INFORMATION 69
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

EXCESS CONTRIBUTIONS

Same as traditional IRA, except that regular contributions made after age 70 1/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over (for example, conversion contributions from a traditional IRA if your adjusted gross income is in excess of $100,000 in the conversion year).

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.

For Roth IRAs, special penalty rules may apply to amounts withdrawn attributable to 1998 conversion rollovers.

SPECIAL RULES FOR NONQUALIFIED CONTRACTS IN QUALIFIED PLANS

Under QP contracts your plan administrator or trustee notifies you as to tax consequences. See Appendix I.

TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

GENERAL

This section of the prospectus covers some of the special tax rules that apply to TSA contracts under Section 403(b) of the Internal Revenue Code (TSAs). If the rules are the same as those that apply to another kind of contract, for example, traditional IRAs, we will refer you to the same topic under "traditional IRAs."

CONTRIBUTIONS TO TSAS

There are two ways you can make contributions to this Equitable Accumulator Rollover TSA contract:

o a rollover from another TSA contract or arrangement that meets the requirements of Section 403(b) of the Internal Revenue Code, or

o a full or partial direct transfer of assets ("direct transfer") from another contract or arrangement that meets the requirements of Section 403(b) of the Internal Revenue Code by means of IRS Revenue Ruling 90-24.

With appropriate written documentation satisfactory to us, we will accept rollover contributions from "conduit IRAs" for TSA funds.

If you make a direct transfer, you must fill out our transfer form.

EMPLOYER-REMITTED CONTRIBUTIONS. The Equitable Accumulator Rollover TSA contract does not accept employer-remitted contributions. However, we provide the following discussion as part of our description of restrictions on the distribution of funds directly transferred, which include employer-remitted contributions to other TSAs.

Employer-remitted contributions to TSAs made through the employer's payroll are subject to annual limits. (Tax-free transfer or tax-deferred rollover contributions from another 403(b) arrangement are not subject to these annual contribution limits.) Commonly, some or all of the contributions made to a TSA are made under a salary reduction agreement between the employee and the employer. These contributions are called "salary reduction" or "elective deferral" contributions. However, a TSA can also be wholly or partially funded through nonelective employer contributions or after-tax employee contributions. Amounts attributable to salary reduction contributions to TSAs are generally subject to withdrawal restrictions. Also, all amounts attributable to investments in a 403(b)(7) custodial account are subject to withdrawal restrictions discussed below.

ROLLOVER OR DIRECT TRANSFER CONTRIBUTIONS. You may make rollover contributions to your Equitable Accumulator Rollover TSA contract from TSAs under Section 403(b) of the Internal Revenue Code. Generally, you may make a rollover contribution to a TSA when you have a distributable event from an existing TSA as a result of your:

o  termination of employment with the employer who provided the TSA funds; or

--------------------------------------------------------------------------------
70 TAX INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

o  reaching age 59 1/2 even if you are still employed; or

o  disability (special federal income tax definition).

A transfer occurs when changing the funding vehicle, even if there is no distributable event. Under a direct transfer, you do not receive a distribution. We accept direct transfers of TSA funds under Revenue Ruling 90-24 only if:

o you give us acceptable written documentation as to the source of the funds, and

o the Equitable Accumulator contract receiving the funds has provisions at least as restrictive as the source contract.

Before you transfer funds to an Equitable Accumulator Rollover TSA contract, you may have to obtain your employer's authorization or demonstrate that you do not need employer authorization. For example, the transferring TSA may be subject to Title I of ERISA, if the employer makes matching contributions to salary reduction contributions made by employees. In that case, the employer must continue to approve distributions from the plan or contract.

Your contribution to the Equitable Accumulator Rollover TSA must be net of the required minimum distribution for the tax year in which we issue the contract if:

o  you are or will be at least age 70 1/2 in the current calendar year, and

o you have separated from service with the employer who provided the funds to purchase the TSA you are transferring or rolling over to the Equitable Accumulator Rollover TSA.

This rule applies regardless of whether the source of funds is a:

o  rollover by check of the proceeds from another TSA; or

o  direct rollover from another TSA; or

o  direct transfer under Revenue Ruling 90-24 from another TSA.

Further, you must use the same elections regarding recalculation of your life expectancy (and if applicable, your spouse's life expectancy) if you have already begun to receive required minimum distributions from or with respect to the TSA from which you are making your contribution to the Equitable Accumulator Rollover TSA. You must also elect or have elected a minimum distribution calculation method requiring recalculation of your life expectancy (and if applicable, your spouse's life expectancy) if you elect an annuity payout for the funds in this contract subsequent to this year.

DISTRIBUTIONS FROM TSAS

GENERAL. Depending on the terms of the employer plan and your employment status, you may have to get your employer's consent to take a loan or withdrawal. Your employer will tell us this when you establish the TSA through a direct transfer.

WITHDRAWAL RESTRICTIONS. If this is a Revenue Ruling 90-24 direct transfer, we will treat all amounts transferred to this contract and any future earnings on the amount transferred as not eligible for withdrawal until one of the following events happens:


o you are separated from service with the employer who provided the funds to purchase the TSA you are transferring to the Equitable Accumulator Rollover TSA; or


o  you reach age 59 1/2; or

o  you die; or

o  you become disabled (special federal income tax definition); or

o  you take a hardship withdrawal (special federal income tax definition).

If any portion of the funds directly transferred to your TSA contract is attributable to amounts that you invested in a 403(b)(7) custodial account, such amounts, including earnings, are subject to withdrawal restrictions. With respect to the portion of the funds that were never invested in a 403(b)(7) custodial account, these restrictions apply to the salary reduction (elective deferral) contributions to a TSA annuity contract you made and any earnings on them. These restrictions do not apply to the amount directly transferred to

--------------------------------------------------------------------------------
                                                              TAX INFORMATION 71
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

your TSA contract that represents your December 31, 1988 account balance attributable to salary reduction contributions to a TSA annuity contract and earnings. To take advantage of this grandfathering you must properly notify us in writing at our Processing Office of your December 31, 1988 account balance if you have qualifying amounts transferred to your TSA contract.

THIS PARAGRAPH APPLIES ONLY TO PARTICIPANTS IN A TEXAS OPTIONAL RETIREMENT PROGRAM. Texas Law permits withdrawals only after one of the following distributable events occur:

(1) the requirements for minimum distribution (discussed under "Required minimum distributions" below) are met; or

(2) death; or

(3) retirement; or

(4) termination of employment in all Texas public institutions of higher education.

For you to make a withdrawal, we must receive a properly completed written acknowledgement from the employer. If a distributable event occurs before you are vested, we will refund to the employer any amounts provided by an employer's first-year matching contribution. We reserve the right to change these provisions without your consent, but only to the extent necessary to maintain compliance with applicable law. Loans are not permitted under Texas Optional Retirement Programs.

TAX TREATMENT OF DISTRIBUTIONS. Amounts held under TSAs are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSAs are includable in gross income as ordinary income. Distributions from TSAs may be subject to 20% federal income tax withholding. See "Federal and state income tax withholding and information reporting" below. In addition, TSA distributions may be subject to additional tax penalties.

If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since we do not track your investment in the contract, if any, it is your responsibility to determine how much of the distribution is taxable.

DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. We will report the total amount of the distribution. The amount of any partial distribution from a TSA prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of after-tax contributions and earnings on those contributions.

ANNUITY PAYMENTS. If you elect an annuity payout option, you will recover any investment in the contract as each payment is received by dividing the investment in the contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the contract, a deduction is allowed on your (or your beneficiary's) final tax return.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Death benefit distributions from a TSA generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA made to your surviving spouse may be rolled over to a traditional IRA.

LOANS FROM TSAS

You may take loans from a TSA unless restricted by the employer (for example, under an employer plan subject to ERISA). If you cannot take a loan, or cannot take a loan

--------------------------------------------------------------------------------
72 TAX INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

without approval from the employer who provided the funds, we will have this information in our records based on what you and the employer who provided the TSA funds told us when you purchased your contract.

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. Under Proposed Treasury Regulations the entire unpaid balance of the loan is includable in income in the year of the default.

TSA loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered by TSAs are subject to the following conditions:

o The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of:


  (1) the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits; and

  (2) $50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous twelve months over the outstanding loan balance of plan loans on the date the loan was made.


o In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. Equitable Accumulator Rollover TSA contracts have a term limit of 10 years for loans used to acquire the participant's primary residence.

o All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly.

The amount borrowed and not repaid may be treated as a distribution if:

o  the loan does not qualify under the conditions above;

o  the participant fails to repay the interest or principal when due; or

o in some instances, the participant separates from service with the employer who provided the funds or the plan is terminated.

In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution.

TAX-DEFERRED ROLLOVERS AND DIRECT TRANSFERS

You may roll over any "eligible rollover distribution" from a TSA into another eligible retirement plan, either directly or within 60 days of your receiving the distribution. To the extent rolled over, a distribution remains tax-deferred.

You may roll over a distribution from a TSA to another TSA or to a traditional IRA. A spousal beneficiary may roll over death benefits only to a traditional IRA.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals, and required minimum distributions under federal income tax rules.

Direct transfers of TSA funds from one TSA to another under Revenue Ruling 90-24 are not distributions.

REQUIRED MINIMUM DISTRIBUTIONS

Same as traditional IRA with these differences:

--------------------------------------------------------------------------------
                                                              TAX INFORMATION 73
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The minimum distribution rules force TSA participants to start calculating and taking annual distributions from their TSAs by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you turn age 70 1/2. You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70 1/2, as follows:

o For TSA participants who have not retired from service with the employer who provided the funds for the TSA by the calendar year the participant turns age 70 1/2, the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement.

o TSA plan participants may also delay the start of required minimum distributions to age 75 of the portion of their account value attributable to their December 31, 1986 TSA account balance, even if retired at age 70 1/2. We will know whether or not you qualify for this exception because it will only apply to people who establish their Equitable Accumulator Rollover TSA by direct Revenue Ruling 90-24 transfers. If you do not give us the amount of your December 31, 1986 account balance that is being transferred to the Equitable Accumulator Rollover TSA on the form used to establish the TSA, you do not qualify.

SPOUSAL CONSENT RULES

This will only apply to you if you establish your Equitable Accumulator Rollover TSA by direct Revenue Ruling 90-24 transfer. Your employer will tell us on the form used to establish the TSA whether or not you need to get spousal consent for loans, withdrawals, or other distributions. If you do, you will need such consent if you are married when you request a withdrawal under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA before you reach age 59 1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. No penalty tax applies to pre-age 59 1/2 distributions made:

o    on or after your death; or

o    because you are disabled (special federal income tax definition); or

o to pay for certain extraordinary medical expenses (special federal income tax definition); or

o    if you are separated from service, any form of payout after you are age 55;
     or

o only if you are separated from service, a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any

--------------------------------------------------------------------------------
74 TAX INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our Processing Office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:


o We might have to withhold and/or report on amounts we pay under a free look or cancellation.


o We are generally required to withhold on conversion rollovers of traditional IRAs to Roth IRAs, as it is considered a withdrawal from the traditional IRA and is taxable.

o We are required to withhold on the gross amount of a distribution from a Roth IRA unless you elect out of withholding. This may result in tax being withheld even though the Roth IRA distribution is not taxable in whole or in part.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here. Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our Processing Office at the toll-free number.

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.


Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $14,880 in periodic annuity payments in 2000, your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that tax be withheld. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.


FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

For a non-periodic distribution (total surrender or partial withdrawal), we generally withhold at a flat 10% rate. We apply that rate to the taxable amount in the case of nonqualified contracts, and to the payment amount in the case of IRAs and Roth IRAs.

You cannot elect out of withholding if the payment is an eligible rollover distribution from a qualified plan or TSA. If a non-periodic distribution from a qualified plan or TSA is not an eligible rollover distribution then the 10% withholding rate applies.

MANDATORY WITHHOLDING FROM TSA AND QUALIFIED PLAN DISTRIBUTIONS

Unless you have the distribution go directly to the new plan, eligible rollover distributions from qualified plans and TSAs are subject to mandatory 20% withholding. An eligible rollover distribution from a TSA can be rolled over to another TSA or a traditional IRA. An eligible rollover distribution from a qualified plan can be rolled over to another qualified plan or traditional IRA. All distributions from a TSA or qualified plan are eligible rollover distributions unless they are on the following list of exceptions:

o  any after-tax contributions you made to the plan; or

--------------------------------------------------------------------------------
                                                              TAX INFORMATION 75
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

o any distributions which are required minimum distributions after age 70 1/2 or separation from service; or

o    hardship withdrawals; or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancy) of you and your designated beneficiary; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o    corrective distributions that fit specified technical tax rules; or

o    loans that are treated as distributions; or

o    a death benefit payment to a beneficiary who is not your surviving spouse;
     or

o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.


A death benefit payment to your surviving spouse, or a qualified domestic relations order distribution to your current or former spouse, may be a distribution subject to mandatory 20% withholding.


IMPACT OF TAXES TO EQUITABLE LIFE

The contracts provide that we may charge Separate Account No. 45 for taxes. We do not now, but may in the future set up reserves for such taxes.

--------------------------------------------------------------------------------
76 MORE INFORMATION
--------------------------------------------------------------------------------

8
More information
--------------------------------------------------------------------------------

ABOUT OUR SEPARATE ACCOUNT NO. 45

Each variable investment option is a subaccount of our Separate Account No. 45. We established Separate Account No. 45 in 1994 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 45 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. The results of Separate Account No. 45's operations are accounted for without regard to Equitable Life's other operations.

Separate Account No. 45 is registered under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account No. 45.

Each subaccount (variable investment option) within Separate Account No. 45 invests solely in class IB shares issued by the corresponding portfolio of EQ Advisors Trust.

We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, Separate Account No. 45, or to add other separate accounts;

(2) to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate Separate Account No. 45 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 45 or a variable investment option directly);

(5) to deregister Separate Account No. 45 under the Investment Company Act of 1940;

(6) to restrict or eliminate any voting rights as to Separate Account No. 45;
    and

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.

ABOUT EQ ADVISORS TRUST

EQ Advisors Trust is registered under the Investment Company Act of 1940. It is classified as an "open-end management investment company," more commonly called a mutual fund. EQ Advisors Trust issues different shares relating to each portfolio.

Equitable Life serves as the investment manager of EQ Advisors Trust. As such, Equitable Life oversees the activities of the investment advisers with respect to EQ Advisors Trust and is responsible for retaining or discontinuing the services of those advisers. (Prior to September 1999 EQ Financial Consultants, Inc., the predecessor to AXA Advisors, LLC and an affiliate of Equitable Life, served as investment manager to EQ Advisors Trust.)

EQ Advisors Trust commenced operations on May 1, 1997. For periods prior to October 18, 1999 the Alliance portfolios (other than EQ/Alliance Premier Growth) were part of The Hudson River Trust. On October 18, 1999, these portfolios became corresponding portfolios of EQ Advisors Trust.


EQ Advisors Trust does not impose sales charges or "loads" for buying and selling its shares. All dividends and other distributions on Trust shares are reinvested in full. The Board of Trustees of EQ Advisors Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about EQ Advisors Trust, their investment objectives, policies, restrictions, risks, expenses, their Rule 12b-1 Plan relating to its Class IB shares, and other aspects of its operations, appears in the prospectus for EQ Advisors Trust attached at the end of this prospectus, or in its SAI which is available upon request.

--------------------------------------------------------------------------------
                                                             MORE INFORMATION 77
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

ABOUT OUR FIXED MATURITY OPTIONS

RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.


The rates to maturity for new allocations as of January 18, 2000 and the related price per $100 of maturity value were as follows:

--------------------------------------------------------------------------------
   FIXED MATURITY
   OPTIONS WITH
   FEBRUARY 15TH               RATE TO MATURITY               PRICE
 MATURITY DATE OF                   AS OF                  PER $100 OF
   MATURITY YEAR              JANUARY 18, 2000           MATURITY VALUE
--------------------------------------------------------------------------------
        2001                       4.79%                     $95.07
        2002                       5.41%                     $89.62
        2003                       5.58%                     $84.60
        2004                       5.75%                     $79.61
        2005                       5.87%                     $74.83
        2006                       5.97%                     $70.28
        2007                       5.99%                     $66.23
        2008                       6.03%                     $62.30
        2009                       6.09%                     $58.45
        2010                       6.15%                     $54.78
--------------------------------------------------------------------------------
Available under the Assured Payment Option and APO Plus

--------------------------------------------------------------------------------
    FIXED MATURITY
    OPTIONS WITH
    FEBRUARY 15TH               RATE TO MATURITY               PRICE
  MATURITY DATE OF                   AS OF                  PER $100 OF
    MATURITY YEAR              JANUARY 18, 2000           MATURITY VALUE
--------------------------------------------------------------------------------
        2011                       5.50%                     $55.24
        2012                       5.50%                     $52.36
        2013                       5.50%                     $49.62
        2014                       5.50%                     $47.04
        2015                       5.50%                     $44.58
--------------------------------------------------------------------------------


HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (up or own) we make if you withdraw all of your value from a fixed maturity option before its maturity date.

(1) We determine the market adjusted amount on the date of the withdrawal as follows:

     (a) We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

     (b) We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

     (c) We determine the current rate to maturity that applies on the withdrawal date to new allocations to the same fixed maturity option.

     (d) We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2)  We determine the fixed maturity amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

--------------------------------------------------------------------------------
Your market adjusted amount is the present value of the maturity value discounted at the rate to maturity in effect for new contributions to that same fixed maturity option on the date of the calculation.
--------------------------------------------------------------------------------


If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. Any withdrawal charges that are deducted from a fixed maturity option will result in a market value adjustment calculated in the same way. See Appendix II for an example.


For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that

--------------------------------------------------------------------------------
78 MORE INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the "current rate to maturity" will be determined in accordance with our procedures then in effect. We reserve the right to add up to 0.25% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.

INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a "nonunitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We have no specific formula for establishing the rates to maturity for the fixed maturity options. We expect the rates to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.

ABOUT THE GENERAL ACCOUNT

Our general account supports all of our policy and contract guarantees, including those that apply to the fixed maturity options and the account for special dollar cost averaging, as well as our general obligations.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of exemptions and exclusionary provisions that apply, interests in the general account have not been registered under the Securities Act of 1933, nor is the general account an investment company under the Investment Company Act of 1940. However, the market value adjustment interests under the contracts are registered under the Securities Act of 1933.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account (other than market value adjustment interests). The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT

AUTOMATIC INVESTMENT PROGRAM -- FOR NQ, FLEXIBLE PREMIUM IRA, AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY

You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a checking account, money market account, or credit union

--------------------------------------------------------------------------------
                                                             MORE INFORMATION 79
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

checking account and contributed as an additional contribution into an NQ, Flexible Premium IRA or Flexible Premium Roth IRA contract on a monthly or quarterly basis. AIP is not available for Rollover IRA, Roth Conversion IRA, QP, or Rollover TSA contracts. It is also not available under the Assured Payment Option or APO Plus.

For NQ contracts, the minimum amounts we will deduct are $100 monthly and $300 quarterly. Under Flexible Premium IRA and Flexible Premium Roth IRA contracts, the minimum amount is $50. AIP additional contributions may be allocated to any of the variable investment options and available fixed maturity options, but not the account for special dollar cost averaging. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.


You may cancel AIP at any time by notifying our Processing Office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.


DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our business day is any day the New York Stock Exchange is open for trading. Our business day ends at 4:00 p.m., Eastern time for purposes of determining the date when contributions are applied and any other transaction requests are processed. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information.

o If your contribution, transfer, or any other transaction request, containing all the required information, reaches us on a non-business day or after 4:00 p.m. on a business day, we will use the next business day.

o A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

o If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

CONTRIBUTIONS AND TRANSFERS

o Contributions allocated to the variable investment options are invested at the value next determined after the close of the business day.

o Contributions allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

o Initial contributions allocated to the account for special dollar cost averaging receive the interest rate in effect on that business day. At certain times, we may offer the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Your registered representative can provide information or you can call our processing office.

o Transfers to or from variable investment options will be made at the value next determined after the close of the business day.

o Transfers to a fixed maturity option will be based on the rate to maturity in effect for that fixed maturity option on the business day of the transfer.

ABOUT YOUR VOTING RIGHTS

As the owner of the shares of EQ Advisors Trust we have the right to vote on certain matters involving the portfolios, such as:

--------------------------------------------------------------------------------
80 MORE INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

o    the election of trustees;

o    the formal approval of independent auditors selected for EQ Advisors Trust;
     or

o any other matters described in the prospectus for EQ Advisors Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote.

VOTING RIGHTS OF OTHERS

Currently, we control EQ Advisors Trust. EQ Advisors Trust shares are sold to our separate accounts and an affiliated qualified plan trust. In addition, shares of EQ Advisors Trust are held by separate accounts of insurance companies both affiliated and unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those insurance companies. While this will dilute the effect of the voting instructions of the contract owners, we currently do not foresee any disadvantages because of this. The Board of Trustees of EQ Advisors Trust intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a response to any of those events insufficiently protects our contract owners, we will see to it that appropriate action is taken.

SEPARATE ACCOUNT NO. 45 VOTING RIGHTS

If actions relating to Separate Account No. 45 require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

ABOUT LEGAL PROCEEDINGS

Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings is likely to have a material adverse effect upon Separate Account No. 45, our ability to meet our obligations under the contracts, or the distribution of the contracts.

ABOUT OUR INDEPENDENT ACCOUNTANTS


The consolidated financial statements of Equitable Life incorporated in this prospectus by reference to the Annual Report on Form 10-K at December 31, 1998 and 1997, and for the three years ended December 31, 1998 are incorporated in reliance on the report of PriceWaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. Equitable Life's consolidated financial statements at December 31, 1999 and 1998 and for the three years ended December 31, 1999 incorporated by reference to the Annual Report on Form 10-K to be filed by Equitable Life by March 30, 2000 will be incorporated in reliance on the report of PriceWaterhouseCoopers LLP, independent accountants (subject to the issuance of the report and consent given as to its use) given on the authority of said firm as experts in auditing and accounting. Please see "Incorporation of certain documents by reference."

--------------------------------------------------------------------------------
                                                             MORE INFORMATION 81
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

The financial statements of Separate Account No. 45, as well as the consolidated financial statements of Equitable Life, are in the SAI. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive notification of any change at our Processing Office. You cannot assign your NQ contract as collateral or security for a loan. Loans are also not available under your NQ contract. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this prospectus.

You cannot assign or transfer ownership of an IRA, QP, or Rollover TSA contract except by surrender to us. Loans are not available and you cannot assign IRA and QP contracts as security for a loan or other obligation. If the employer that provided the funds does not restrict them, loans are available under a Rollover TSA contract.


For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this prospectus. You may direct the transfer of the values under your IRA, QP, or Rollover TSA contract to another similar arrangement. Under federal income tax rules, in the case of such a transfer, we will impose a withdrawal charge, if one applies.


DISTRIBUTION OF THE CONTRACTS


AXA Advisors, LLC ("AXA Advisors"), the successor to EQ Financial Consultants, Inc. and an affiliate of Equitable Life, is the distributor of the contracts and has responsibility for sales and marketing functions for Separate Account No. 45. AXA Advisors serves as the principal underwriter of Separate Account No. 45. AXA Advisors is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. AXA Advisors' principal business address is 1290 Avenue of the Americas, New York, New York 10104. Pursuant to a Distribution and Servicing Agreement between AXA Advisors, Equitable Life, and certain of Equitable Life's separate accounts, including Separate Account No. 45, Equitable Life paid AXA Advisors distribution fees of $325,380 for 1999, and $325,380 for 1998, as the distributor of certain contracts other than the contracts described in this Prospectus which have not previously been offered, and as the principal underwriter of certain separate accounts including Separate Account No. 45. Before May 1, 1998, Equitable Distributors, Inc. ("EDI"), also an indirect, wholly owned subsidiary of Equitable Life, served as the distributor of the contracts and the principal underwriter of Separate Account No. 45. Pursuant to a Distribution Agreement between Equitable Life, certain of Equitable Life's separate accounts, including Separate Account No. 45, and EDI, Equitable Life paid EDI distribution fees of $9,444,621 for 1997 as the distributor of certain contracts and as the principal underwriter of certain separate accounts including Separate Account No. 45.


The contracts will be sold by financial professionals who are registered representatives of AXA Advisors and its affiliates, who are also our licensed insurance agents. AXA Advisors may also receive compensation and reimbursement for its marketing services under the terms of its distribution agreement with Equitable Life. The offering of the contracts is intended to be continuous.

--------------------------------------------------------------------------------
82 INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------

9
Investment performance

--------------------------------------------------------------------------------


We provide the following tables to show five different measurements of the investment performance of the variable investment options and/or the portfolios in which they invest. We include these tables because they may be of general interest to you. THE RESULTS SHOWN REFLECT PAST PERFORMANCE. THEY DO NOT INDICATE HOW THE VARIABLE INVESTMENT OPTIONS MAY PERFORM IN THE FUTURE. THEY ALSO DO NOT REPRESENT THE RESULTS EARNED BY ANY PARTICULAR INVESTOR. YOUR RESULTS WILL DIFFER.

Table 1 shows the average annual total return of the variable investment options. Average annual total return is the annual rate of growth that would be necessary to achieve the ending value of a contribution invested in the variable investment options for the periods shown.


Table 2 shows the growth of a hypothetical $1,000 investment in the variable investment options over the periods shown. Both Tables 1 and 2 take into account all current fees and charges under the contract, including the withdrawal charge, the optional baseBUILDER benefit charge, the annual administrative charge under Flexible Premium IRA and Flexible Premium Roth IRA contracts, but do not reflect the charges for any applicable taxes such as premium taxes or the annuity administrative fee, if applicable.

Tables 3, 4, and 5 show the rates of return of the variable investment options on an annualized, cumulative, and year-by-year basis. These tables take into account all current fees and charges under the contract, but do not reflect the withdrawal charge, the optional baseBUILDER benefits charge, the annual administrative charge or the charges for any applicable taxes such as premium taxes or the annuity administrative fee, if applicable. If the charges were reflected they would effectively reduce the rates of return shown.

In all cases the results shown are based on the actual historical investment experience of the portfolios in which the variable investment options invest. In some cases, the results shown relate to periods when the variable investment options were not available. In those cases, we adjusted the results of the portfolios to reflect the charges under the contracts that would have applied had the investment options and/or contracts been available. The contracts are being offered for the first time in 2000.


For the "Alliance" portfolios (other than EQ/Alliance Premier Growth), we have adjusted the results prior to October 1996, when Class IB shares for these portfolios were not available, to reflect the 12b-1 fees currently imposed. Finally, the results shown for the Alliance Money Market and Alliance Common Stock options for periods before March 22, 1985 reflect the results of the variable investment options that preceded them. The "Since portfolio inception" figures for these options are based on the date of inception of the preceding variable investment options. We have adjusted these results to reflect the maximum investment advisory fee payable for the portfolios, as well as an assumed charge of 0.06% for direct operating expenses.

EQ Advisors Trust commenced operations on May 1, 1997. For periods prior to October 18, 1999 the Alliance portfolios (other than EQ/Alliance Premier Growth) were part of The Hudson River Trust. On October 18, 1999, these portfolios became corresponding portfolios of EQ Advisors Trust. In each case, the performance shown is for the indicated EQ Advisors Trust portfolio, and any predecessors it may have had.

All rates of return presented are time-weighted and include reinvestment of investment income, including interest and dividends.

BENCHMARKS

Tables 3 and 4 compare the performance of variable investment options to market indices that serve as benchmarks. Market indices are not subject to any charges for investment advisory fees, brokerage commission or other operating expenses typically associated with a managed portfolio. Also, they do not reflect other contract charges such as the mortality and expense risks charge, administrative charge and distribution charge or any withdrawal or optional benefit charge. Comparisons with these benchmarks, therefore, may be of limited use. We include them because they are widely known and may help you to understand the universe of securities from which each

--------------------------------------------------------------------------------
                                                       INVESTMENT PERFORMANCE 83
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

portfolio is likely to select its holdings. Benchmark data reflect the reinvestment of dividend income. The benchmarks include:
--------------------------------------------------------------------------------

EQ/AGGRESSIVE STOCK: 50% Russell 2000 Index and 50% Standard
  & Poor's Mid-Cap Total Return Index.


ALLIANCE COMMON STOCK: Standard & Poor's 500 Index.
ALLIANCE CONSERVATIVE INVESTORS: 70% Lehman Treasury Bond
  Composite Index and 30% Standard & Poor's 500 Index.
ALLIANCE EQUITY INDEX: Standard & Poor's 500 Index.
ALLIANCE GLOBAL: Morgan Stanley Capital International World Index. ALLIANCE GROWTH AND INCOME: 75% Standard & Poor's 500 Index
  and 25% Value Line Convertibles Index.
ALLIANCE GROWTH INVESTORS: 70% Standard & Poor's 500 Index
  and 30% Lehman Government/Corporate Bond Index.
ALLIANCE HIGH YIELD: Merrill Lynch High Yield Master Index.
ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES: Lehman
  Intermediate Government Bond Index.
ALLIANCE INTERNATIONAL: Morgan Stanley Capital International
  Europe, Australia, Far East Index.


ALLIANCE MONEY MARKET: Salomon Brothers Three-Month T-Bill
  Index.


EQ/ALLIANCE PREMIER GROWTH: Standard & Poor's 500 Index.


EQ/ALLIANCE TECHNOLOGY: Lipper Specialty Funds Average.


ALLIANCE SMALL CAP GROWTH: Russell 2000 Growth Index.
BT EQUITY 500 INDEX: Standard & Poor's 500 Index.
BT INTERNATIONAL EQUITY INDEX: Morgan Stanley Capital
  International Europe, Australia, Far East Index.
BT SMALL COMPANY INDEX: Russell 2000 Index.
CAPITAL GUARDIAN RESEARCH: Standard & Poor's 500 Index.
CAPITAL GUARDIAN U.S. EQUITY: Standard & Poor's 500 Index.
EQ/EVERGREEN: Russell 2000 Index.
EQ/EVERGREEN FOUNDATION: 60% Standard & Poor's 500
  Index/40% Lehman Brothers Aggregate Bond Index.
MERRILL LYNCH BASIC VALUE EQUITY: Standard & Poor's 500 Index.
MERRILL LYNCH WORLD STRATEGY: 36% Standard & Poor's 500
  Index/24% Morgan Stanley Capital International Europe, Australia,
  Far East Index/21% Salomon Brothers U.S. Treasury Bond 1 Year+
  14% Salomon Brothers World Government Bond (excluding
  U.S.)/and 5% Three-Month U.S. Treasury Bill.
MFS EMERGING GROWTH COMPANIES: Russell 2000 Index.
MFS GROWTH WITH INCOME: Standard & Poor's 500 Index.
MFS RESEARCH: Standard & Poor's 500 Index.
MORGAN STANLEY EMERGING MARKETS EQUITY: Morgan Stanley
  Capital International Emerging Markets Free Price Return Index.
EQ/PUTNAM BALANCED: 60% Standard & Poor's 500 Index and 40%
  Lehman Government/ Corporate Bond Index.
EQ/PUTNAM GROWTH & INCOME VALUE: Standard & Poor's 500
  Index.
T. ROWE PRICE EQUITY INCOME: Standard & Poor's 500 Index.
T. ROWE PRICE INTERNATIONAL STOCK: Morgan Stanley Capital
  International Europe, Australia, Far East Index.
WARBURG PINCUS SMALL COMPANY VALUE: Russell 2000 Index.
--------------------------------------------------------------------------------

LIPPER SURVEY. The Lipper Variable Insurance Products Performance Analysis Survey (Lipper Survey) records the performance of a large group of variable annuity products, including managed separate accounts of insurance companies. According to Lipper Analytical Services, Inc. (Lipper), the data are presented net of investment management fees, direct operating expenses and asset-based charges applicable under annuity contracts. Lipper data provide a more accurate picture than market benchmarks of the Equitable Accumulator performance relative to other variable annuity products.

--------------------------------------------------------------------------------
84 INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                     TABLE 1
AVERAGE ANNUAL TOTAL RETURN UNDER A CONTRACT SURRENDERED ON DECEMBER 31, 1999:



                                                                       LENGTH OF INVESTMENT PERIOD
                                                  ------------------------------------------------------------------------------
                                                                                                     SINCE        SINCE
                                                    1             3            5           10       OPTION       PORTFOLIO
 VARIABLE INVESTMENT OPTIONS                       YEAR          YEARS        YEARS       YEARS     INCEPTION*   INCEPTION**
---------------------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                                7.38%         3.67%        11.43%     12.81%       11.26%         14.26%
---------------------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                             13.49%        22.02%        23.36%     14.20%       23.37%         13.17%
---------------------------------------------------------------------------------------------------------------------------------
Alliance Conservative Investors                   (0.99)%        6.40%         7.45%      5.36%        6.91%          5.38%
---------------------------------------------------------------------------------------------------------------------------------
Alliance Equity Index                             11.22%        23.55%        25.30%         -        24.25%         21.29%
---------------------------------------------------------------------------------------------------------------------------------
Alliance Global                                   26.31%        17.51%        15.73%     11.36%       16.47%          9.88%
---------------------------------------------------------------------------------------------------------------------------------
Alliance Growth and Income                         7.20%        16.11%        17.28%         -        17.24%         12.35%
---------------------------------------------------------------------------------------------------------------------------------
Alliance Growth Investors                         14.83%        14.81%        15.29%     12.95%       15.06%         12.93%
---------------------------------------------------------------------------------------------------------------------------------
Alliance High Yield                              (13.98)%       (3.38)%        4.98%      5.96%        3.79%          4.94%
---------------------------------------------------------------------------------------------------------------------------------
Alliance Intermediate Government Securities      (10.63)%       (1.13)%        1.16%         -         0.43%          1.52%
---------------------------------------------------------------------------------------------------------------------------------
Alliance International                            25.60%         7.85%            -          -         7.77%          7.91%
---------------------------------------------------------------------------------------------------------------------------------
Alliance Money Market                             (5.97)%       (0.89)%        0.03%      0.17%       (0.13)%         2.56%
---------------------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                         16.14%            -             -          -        11.69%         11.69%
---------------------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                                9.07%            -             -          -        15.66%         15.66%
---------------------------------------------------------------------------------------------------------------------------------
BT International Equity Index                     15.98%            -             -          -        16.66%         16.66%
---------------------------------------------------------------------------------------------------------------------------------
BT Small Company Index                             9.48%            -             -          -         1.70%          1.70%
---------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen                                      (1.14)%           -             -          -        (1.14)%        (1.14)%
---------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Foundation                           (3.41)%           -             -          -        (3.41)%        (3.41)%
---------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity                   7.76%            -             -          -        11.98%         11.98%
---------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                      10.08%            -             -          -         6.09%          6.09%
---------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                     60.98%            -             -          -        42.28%         42.28%
---------------------------------------------------------------------------------------------------------------------------------
MFS Growth with Income                            (2.11)%           -             -          -        (2.11)%        (2.11)%
---------------------------------------------------------------------------------------------------------------------------------
MFS Research                                      11.79%            -             -          -        18.01%         18.01%
---------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity            82.71%            -             -          -         2.64%         (0.92)%
---------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Balanced                               (10.48)%           -             -          -         3.67%          3.67%
---------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                  (11.83)%           -             -          -         4.09%          4.09%
---------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                       (7.09)%           -             -          -         6.82%          6.82%
---------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock                 20.23%            -             -          -         9.72%          9.72%
---------------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Small Company Value                (8.78)%           -             -          -        (2.84)%        (2.84)%
---------------------------------------------------------------------------------------------------------------------------------

----------------
* The variable investment option inception dates are: EQ/Aggressive Stock, Alliance Common Stock, Alliance Conservative Investors, Alliance Equity Index, Alliance Global, Alliance Growth and Income, Alliance Growth Investors, Alliance High Yield, Alliance Intermediate Government Securities, Alliance International, and Alliance Money Market (May 1, 1995); Alliance Small Cap Growth, Merrill Lynch Basic Value Equity, Merrill Lynch World Strategy, MFS Emerging Growth Companies, MFS Research, T. Rowe Price Equity Income, T. Rowe Price International Stock, and Warburg Pincus Small Company Value (May 1, 1997); Morgan Stanley Emerging Markets Equity (September 2,
    1997); BT Equity 500 Index, BT International Equity Index, and BT Small Company Index (December 31, 1997); EQ/Evergreen, EQ/Evergreen Foundation, and MFS Growth with Income (December 31, 1998). The inception dates for the variable investment options that became available less than one year ago and are therefore not shown in this table are: EQ/Alliance Premier Growth, Capital Guardian Research, and Capital Guardian U.S. Equity (April 30, 1999) and EQ/Alliance Technology (anticipated to become available on or about May 1, 2000, subject to regulatory clearance).

** The inception dates for the portfolios underlying the Alliance variable investment options are for portfolios of The Hudson River Trust, the assets of which became assets of corresponding portfolios of EQ Advisors Trust on October 18, 1999. The portfolio inception dates are: EQ/Aggressive Stock (January 27, 1986); Alliance Common Stock (January 13, 1976); Alliance Conservative Investors and Alliance Growth Investors (October 2, 1989); Alliance Equity Index (March 1, 1994); Alliance Global (August 27, 1987); Alliance Growth & Income (October 1, 1993); Alliance High Yield (January 2,
    1987); Alliance Intermediate Government Securities (April 1, 1991); Alliance International (April 3, 1995); Alliance Money Market (July 13, 1981); Alliance Small Cap Growth, Merrill Lynch Basic Value Equity, Merrill Lynch World Strategy, MFS Emerging Growth Companies, MFS Research, T. Rowe Price Equity Income, T. Rowe Price International Stock, and Warburg Pincus Small Company Value (May 1, 1997); BT Equity 500 Index, BT International Equity Index, and BT Small Company Index (December 31, 1997); and Morgan Stanley Emerging Markets Equity (August 20, 1997). The inception dates for the portfolios that became available less than one year ago and are therefore not shown in the tables are: EQ/Alliance Premier Growth, Capital Guardian Research, and Capital Guardian U.S. Equity (April 30, 1999) and EQ/Alliance Technology (anticipated to become available on or about May 1, 2000, subject to regulatory clearance).

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  85
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



                                                           TABLE 2
                              GROWTH OF $1,000 UNDER A CONTRACT SURRENDERED ON DECEMBER 31, 1999:

                                                                                     LENGTH OF INVESTMENT PERIOD
                                                             -----------------------------------------------------------------
                                                                                                                      SINCE
                                                                 1            3           5             10          PORTFOLIO
VARIABLE INVESTMENT OPTIONS                                    YEAR         YEARS       YEARS          YEARS        INCEPTION*
-------------------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                                          $1,073.76     $1,114.04   $1,717.60     $3,337.67      $ 6,396.96
-------------------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                                        $1,134.91     $1,816.91   $2,856.60     $3,772.84      $19,404.57
-------------------------------------------------------------------------------------------------------------------------------
Alliance Conservative Investors                                $990.07     $1,204.67   $1,432.56     $1,686.30      $ 1,711.16
-------------------------------------------------------------------------------------------------------------------------------
Alliance Equity Index                                        $1,112.20     $1,885.73   $3,088.01             -      $ 3,084.61
-------------------------------------------------------------------------------------------------------------------------------
Alliance Global                                              $1,263.09     $1,622.47   $2,075.70     $2,932.69      $ 3,198.48
-------------------------------------------------------------------------------------------------------------------------------
Alliance Growth and Income                                   $1,071.99     $1,565.37   $2,218.36             -      $ 2,070.63
-------------------------------------------------------------------------------------------------------------------------------
Alliance Growth Investors                                    $1,148.34     $1,513.27   $2,036.51     $3,380.79      $ 3,477.39
-------------------------------------------------------------------------------------------------------------------------------
Alliance High Yield                                          $  860.22     $  902.05   $1,275.08     $1,784.88      $ 1,870.11
-------------------------------------------------------------------------------------------------------------------------------
Alliance Intermediate Government Securities                  $  893.73     $  966.52   $1,059.24             -      $ 1,141.52
-------------------------------------------------------------------------------------------------------------------------------
Alliance International                                       $1,256.04     $1,254.54           -             -      $ 1,435.01
-------------------------------------------------------------------------------------------------------------------------------
Alliance Money Market                                        %  940.28     $  973.67   $1,001.42     $1,016.99      $ 1,595.55
-------------------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                                    $1,161.37             -           -             -      $ 1,343.31
-------------------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                                          $1,090.71             -           -             -      $ 1,337.63
-------------------------------------------------------------------------------------------------------------------------------
BT International Equity Index                                $1,159.80             -           -             -      $ 1,361.04
-------------------------------------------------------------------------------------------------------------------------------
BT Small Company Index                                       $1,094.83             -           -             -      $ 1,034.25
-------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen                                                 $  988.60             -           -             -      $   988.60
------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Foundation                                      $  965.86             -           -             -      $   965.86
-------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity                             $1,077.58             -           -             -      $ 1,352.57
-------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                                 $1,100.81             -           -             -      $ 1,171.02
-------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                                $1,609.80             -           -             -      $ 2,562.41
-------------------------------------------------------------------------------------------------------------------------------
MFS Growth with Income                                       $  978.89             -           -             -
-------------------------------------------------------------------------------------------------------------------------------
MFS Research                                                 $1,117.86             -           -             -      $ 1,555.83
-------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity                       $1,827.10             -           -             -      $   978.36
-------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Balanced                                           $  895.20             -           -             -      $  1,100.89
-------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                              $  881.68             -           -             -      $  1,112.78
-------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                                  $  929.11             -           -             -      $  1,192.44
-------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock                            $1,202.33             -           -             -      $  1,280.74
-------------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Small Company Value                           $  912.16             -           -             -      $    926.01
-------------------------------------------------------------------------------------------------------------------------------


----------------
* Portfolio inception dates are shown in Table 1.

--------------------------------------------------------------------------------
86 INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                                                            TABLE 3
                                ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1999:

                                                                                                             SINCE
                                                                                                            PORTFOLIO
                                          1 YEAR       3 YEARS       5 YEARS       10 YEARS      20 YEARS   INCEPTION*
------------------------------------------------------------------------------------------------------------------------
  EQ/AGGRESSIVE STOCK                     16.71%         7.75%         14.18%       14.57%            -       15.72%
------------------------------------------------------------------------------------------------------------------------
   Lipper Mid Cap                         51.65%        24.68%         19.97%       14.78%            -       15.86%
------------------------------------------------------------------------------------------------------------------------
   Benchmark                              18.09%        17.48%         19.92%       15.41%            -       14.58%
------------------------------------------------------------------------------------------------------------------------
  ALLIANCE COMMON STOCK                   22.95%        25.62%         25.77%       16.46%       16.26%       14.65%
------------------------------------------------------------------------------------------------------------------------
   Lipper Growth                          29.78%        26.87%         25.55%       16.90%       15.83%       15.16%
------------------------------------------------------------------------------------------------------------------------
   Benchmark                              21.03%        27.56%         28.56%       18.21%       17.88%       16.19%
------------------------------------------------------------------------------------------------------------------------
  ALLIANCE CONSERVATIVE INVESTORS          8.17%        10.39%         10.45%        7.96%            -        8.03%
------------------------------------------------------------------------------------------------------------------------
   Lipper Flexible Portfolio               4.42%        11.65%         13.70%       13.70%            -       10.15%
------------------------------------------------------------------------------------------------------------------------
   Benchmark                               4.19%        12.07%         13.60%       10.75%            -       10.68%
------------------------------------------------------------------------------------------------------------------------
  ALLIANCE EQUITY INDEX                   18.22%        24.63%         25.54%           -             -       21.43%
------------------------------------------------------------------------------------------------------------------------
   Lipper S&P 500 Index                   19.36%        25.86%         26.81%           -             -       23.89%
------------------------------------------------------------------------------------------------------------------------
   Benchmark                              21.03%        27.56%         28.56%           -             -       24.14%
------------------------------------------------------------------------------------------------------------------------
  ALLIANCE GLOBAL                         36.03%        21.25%         18.54%       13.75%            -       12.41%
------------------------------------------------------------------------------------------------------------------------
   Lipper Global                          44.62%        23.92%         20.57%       11.65%            -       11.06%
------------------------------------------------------------------------------------------------------------------------
   Benchmark                              24.93%        21.61%         19.76%       11.42%            -       10.74%
------------------------------------------------------------------------------------------------------------------------
  ALLIANCE GROWTH AND INCOME              16.53%        19.86%         19.86%           -             -       15.03%
------------------------------------------------------------------------------------------------------------------------
   Lipper Growth & Income                 12.90%        17.23%         20.50%           -             -       16.45%
------------------------------------------------------------------------------------------------------------------------
   Benchmark                              20.71%        23.10%         25.01%           -             -       18.77%
------------------------------------------------------------------------------------------------------------------------
  ALLIANCE GROWTH INVESTORS               24.32%        18.59%         18.01%       14.97%            -       14.95%
------------------------------------------------------------------------------------------------------------------------
   Lipper Flexible Portfolio              10.45%        14.19%         15.15%       11.65%            -       11.68%
------------------------------------------------------------------------------------------------------------------------
   Benchmark                              13.77%        20.90%         22.15%       15.13%            -       15.15%
------------------------------------------------------------------------------------------------------------------------
  ALLIANCE HIGH YIELD                     (5.08)%        0.95%          7.89%        8.25%            -        7.40%
------------------------------------------------------------------------------------------------------------------------
   Lipper High Current Yield               3.65%         4.82%          8.59%        9.61%            -        7.79%
------------------------------------------------------------------------------------------------------------------------
   Benchmark                               1.57%         5.91%          9.61%       10.79%            -        9.99%
------------------------------------------------------------------------------------------------------------------------
  ALLIANCE INTERMEDIATE GOVERNMENT
   SECURITIES                             (1.66)%        3.11%          4.45%           -             -        4.39%
------------------------------------------------------------------------------------------------------------------------
   Lipper U.S. General Government         (2.60)%        4.04%          5.81%           -             -        5.89%
------------------------------------------------------------------------------------------------------------------------
   Benchmark                               0.49%         5.50%          6.93%           -             -        6.76%
------------------------------------------------------------------------------------------------------------------------
  ALLIANCE INTERNATIONAL                  35.31%        11.84%              -           -             -       11.22%
------------------------------------------------------------------------------------------------------------------------
   Lipper International                   43.24%        18.74%              -           -             -       16.13%
------------------------------------------------------------------------------------------------------------------------
   Benchmark                              26.96%        15.74%              -           -             -       13.11%
------------------------------------------------------------------------------------------------------------------------
  ALLIANCE MONEY MARKET                    3.09%         3.36%          3.47%        3.28%            -        5.05%
------------------------------------------------------------------------------------------------------------------------
   Lipper Money Market                     3.78%         4.05%          4.16%        3.96%            -        5.70%
------------------------------------------------------------------------------------------------------------------------
   Benchmark                               4.74%         5.01%          5.20%        5.06%            -        6.65%
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  87
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                                                   TABLE 3 (CONTINUED)
                               ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1999:

                                                                                                                  SINCE
                                                                                                                 PORTFOLIO
                                            1 YEAR      3 YEARS     5 YEARS       10 YEARS        20 YEARS       INCEPTION*
-----------------------------------------------------------------------------------------------------------------------------
ALLIANCE SMALL CAP GROWTH                  25.65%            -           -              -               -         15.82%
-----------------------------------------------------------------------------------------------------------------------------
  Lipper Small Cap                         34.26%            -           -              -               -         19.49%
-----------------------------------------------------------------------------------------------------------------------------
  Benchmark                                43.09%            -           -              -               -         25.88%
-----------------------------------------------------------------------------------------------------------------------------
BT EQUITY 500 INDEX                        18.44%            -           -              -               -         20.79%
-----------------------------------------------------------------------------------------------------------------------------
  Lipper S&P 500 Index                     19.36%            -           -              -               -         23.16%
-----------------------------------------------------------------------------------------------------------------------------
  Benchmark                                21.03%            -           -              -               -         24.76%
-----------------------------------------------------------------------------------------------------------------------------
BT INTERNATIONAL EQUITY INDEX              25.49%            -           -              -               -         21.81%
-----------------------------------------------------------------------------------------------------------------------------
  Lipper International                     43.24%            -           -              -               -         26.76%
-----------------------------------------------------------------------------------------------------------------------------
  Benchmark                                26.96%            -           -              -               -         23.43%
-----------------------------------------------------------------------------------------------------------------------------
BT SMALL COMPANY INDEX                     18.86%            -           -              -               -          6.92%
-----------------------------------------------------------------------------------------------------------------------------
  Lipper Small Cap                         34.26%            -           -              -               -         16.02%
-----------------------------------------------------------------------------------------------------------------------------
  Benchmark                                21.26%            -           -              -               -          8.70%
-----------------------------------------------------------------------------------------------------------------------------
EQ/EVERGREEN                                8.02%            -           -              -               -          8.02%
-----------------------------------------------------------------------------------------------------------------------------
  Lipper Growth                            29.78%            -           -              -               -         29.78%
-----------------------------------------------------------------------------------------------------------------------------
  Benchmark                                21.26%            -           -              -               -         21.26%
-----------------------------------------------------------------------------------------------------------------------------
EQ/EVERGREEN FOUNDATION                     5.70%            -           -              -               -          5.70%
-----------------------------------------------------------------------------------------------------------------------------
  Lipper Balanced                           8.69%            -           -              -               -          8.69%
-----------------------------------------------------------------------------------------------------------------------------
  Benchmark                                11.15%            -           -              -               -         11.15%
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH BASIC VALUE EQUITY           17.10%            -           -              -               -         16.11%
-----------------------------------------------------------------------------------------------------------------------------
  Lipper Growth & Income                   12.90%            -           -              -               -         18.00%
-----------------------------------------------------------------------------------------------------------------------------
  Benchmark                                21.03%            -           -              -               -         27.36%
-----------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH WORLD STRATEGY               19.47%            -           -              -               -         10.39%
-----------------------------------------------------------------------------------------------------------------------------
 Lipper Global Flexible Portfolio          12.93%            -           -              -               -         11.91%
-----------------------------------------------------------------------------------------------------------------------------
 Benchmark                                 13.07%            -           -              -               -         16.18%
-----------------------------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH COMPANIES              70.98%            -           -              -               -         45.96%
-----------------------------------------------------------------------------------------------------------------------------
 Lipper Mid-Cap                            51.65%            -           -              -               -         32.50%
-----------------------------------------------------------------------------------------------------------------------------
 Benchmark                                 21.26%            -           -              -               -         16.99%
-----------------------------------------------------------------------------------------------------------------------------
MFS GROWTH WITH INCOME                      7.03%            -           -              -               -          7.03%
-----------------------------------------------------------------------------------------------------------------------------
 Lipper Growth and Income                  12.90%            -           -              -               -         12.90%
-----------------------------------------------------------------------------------------------------------------------------
 Benchmark                                 21.03%            _           _              _               _         21.03%
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
88 INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                                                    TABLE 3 (CONTINUED)
                              ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1999:

                                                                                                                SINCE
                                                                                                               PORTFOLIO
                                              1 YEAR      3 YEARS     5 YEARS     10 YEARS     20 YEARS        INCEPTION*
---------------------------------------------------------------------------------------------------------------------------
MFS RESEARCH                                  21.21%            -           -            -            -          22.02%
---------------------------------------------------------------------------------------------------------------------------
  Lipper Growth                               29.78%            -           -            -            -          29.33%
---------------------------------------------------------------------------------------------------------------------------
  Benchmark                                   21.03%            -           -            -            -          27.36%
---------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY EMERGING MARKETS
 EQUITY                                       92.71%            -           -            -            -           4.06%
---------------------------------------------------------------------------------------------------------------------------
  Lipper Emerging Markets                     82.53%            -           -            -            -           2.90%
---------------------------------------------------------------------------------------------------------------------------
  Benchmark                                   66.41%            -           -            -            -          (0.88)%
---------------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM BALANCED                            (1.51)%           -           -            -            -           8.01%
---------------------------------------------------------------------------------------------------------------------------
  Lipper Balanced                              8.69%            -           -            -            -          13.91%
---------------------------------------------------------------------------------------------------------------------------
  Benchmark                                   11.39%            -           -            -            -          18.81%
---------------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM GROWTH & INCOME VALUE               (2.89)%           -           -            -            -           8.41%
---------------------------------------------------------------------------------------------------------------------------
  Lipper Growth & Income                      12.90%            -           -            -            -          18.00%
---------------------------------------------------------------------------------------------------------------------------
  Benchmark                                   21.03%            -           -            -            -          27.36%
---------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME                    1.95%            -           -            -            -          11.06%
---------------------------------------------------------------------------------------------------------------------------
  Lipper Equity Income                         6.90%            -           -            -            -          14.28%
---------------------------------------------------------------------------------------------------------------------------
  Benchmark                                   21.03%            -           -            -            -          27.36%
---------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL STOCK             29.83%            -           -            -            -          13.93%
---------------------------------------------------------------------------------------------------------------------------
  Lipper International                        43.24%            -           -            -            -          20.38%
---------------------------------------------------------------------------------------------------------------------------
  Benchmark                                   26.96%            -           -            -            -          18.32%
---------------------------------------------------------------------------------------------------------------------------
WARBURG PINCUS SMALL COMPANY VALUE             0.22%            -           -            -            -           1.73%
---------------------------------------------------------------------------------------------------------------------------
  Lipper Small Cap                            34.26%            -           -            -            -          24.22%
---------------------------------------------------------------------------------------------------------------------------
  Benchmark                                   21.26%            -           -            -            -          16.99%
---------------------------------------------------------------------------------------------------------------------------

_______________
* Portfolio inception dates are shown on Table 1.

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  89
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



                                                         TABLE 4
                            CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1999:

                                                                                                             SINCE
                                                                                                            PORTFOLIO
                                         1 YEAR      3 YEARS      5 YEARS      10 YEARS      20 YEARS       INCEPTION*
------------------------------------------------------------------------------------------------------------------------
EQ/AGGRESSIVE STOCK                      16.71%       25.10%       94.05%       289.57%             -          664.33%
------------------------------------------------------------------------------------------------------------------------
  Lipper Mid-Cap                         46.25%      109.04%      184.09%       360.41%             -          873.25%
------------------------------------------------------------------------------------------------------------------------
  Benchmark                              18.09%       62.12%      147.96%       319.19%             -          595.55%
------------------------------------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK                    22.95%       98.24%      214.67%       359.13%      1,936.81%       2,545.48%
-----------------------------------------------------------------------------------------------------------------------
  Lipper Growth                          31.48%      104.80%      229.64%       430.11%      1,960.35%       3,898.37%
------------------------------------------------------------------------------------------------------------------------
  Benchmark                              21.04%      107.56%      251.12%       432.78%      2,584.39%        3,555.48%
------------------------------------------------------------------------------------------------------------------------
ALLIANCE CONSERVATIVE INVESTORS           8.17%       34.53%       64.34%       115.03%             -          120.67%
------------------------------------------------------------------------------------------------------------------------
  Lipper Flexible Portfolio               4.65%       42.99%      100.12%       181.55%             -          188.54%
------------------------------------------------------------------------------------------------------------------------
  Benchmark                               4.19%       40.74%       89.21%       177.71%             -          186.90%
------------------------------------------------------------------------------------------------------------------------
ALLIANCE EQUITY INDEX                    18.22%       93.58%      211.81%            -              -          210.47%
------------------------------------------------------------------------------------------------------------------------
  Lipper S&P 500 Index                   20.48%      105.20%      244.54%            -              -          261.88%
------------------------------------------------------------------------------------------------------------------------
  Benchmark                              21.04%      107.56%      251.12%            -              -          253.66%
------------------------------------------------------------------------------------------------------------------------
ALLIANCE GLOBAL                          36.03%       78.25%      134.05%       262.62%             -          323.61%
------------------------------------------------------------------------------------------------------------------------
  Lipper Global                          44.18%       87.27%      149.44%       209.92%             -          258.85%
------------------------------------------------------------------------------------------------------------------------
  Benchmark                              24.93%       79.83%      146.35%       194.99%             -          252.80%
------------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH AND INCOME               16.53%       72.18%      147.40%            -              -          139.85%
------------------------------------------------------------------------------------------------------------------------
  Lipper Growth & Income                 14.51%       69.02%      170.83%            -              -          174.24%
------------------------------------------------------------------------------------------------------------------------
  Benchmark                              20.71%       86.55%      205.26%            -              -          204.09%
------------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS                24.32%       66.79%      128.89%       303.41%             -          316.99%
------------------------------------------------------------------------------------------------------------------------
  Lipper Flexible Portfolio              12.07%       53.42%      122.08%       242.62%             -          254.09%
------------------------------------------------------------------------------------------------------------------------
  Benchmark                              13.77%       76.71%      171.92%       309.28%             -          352.50%
------------------------------------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD                      (5.08)%       2.87%       46.18%       120.94%             -          152.78%
------------------------------------------------------------------------------------------------------------------------
  Lipper High Current Yield               3.83%       18.26%       57.49%       164.05%             -          212.85%
------------------------------------------------------------------------------------------------------------------------
  Benchmark                               1.57%       18.80%       58.22%       178.72%             -          245.03%
------------------------------------------------------------------------------------------------------------------------
ALLIANCE INTERMEDIATE
 GOVERNMENT SECURITIES                   (1.66)%       9.64%       24.34%            -              -           45.58%
------------------------------------------------------------------------------------------------------------------------
  Lipper U.S. General Government         (2.13)%      15.99%       39.88%            -              -           77.49%
------------------------------------------------------------------------------------------------------------------------
  Benchmark                               0.49%       17.43%       39.81%            -              -           77.41%
------------------------------------------------------------------------------------------------------------------------
ALLIANCE INTERNATIONAL                   35.31%       39.89%           -             -              -           65.62%
------------------------------------------------------------------------------------------------------------------------
  Lipper International                   42.88%       70.34%           -             -              -          116.64%
------------------------------------------------------------------------------------------------------------------------
  Benchmark                              26.96%       55.06%           -             -              -           79.52%
------------------------------------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET                     3.09%       10.41%       18.59%        38.07%             -          148.35%
------------------------------------------------------------------------------------------------------------------------
  Lipper Money Market                     4.75%       15.85%       28.40%        60.90%             -          239.63%
------------------------------------------------------------------------------------------------------------------------
  Benchmark                               4.74%       15.79%       28.88%        63.79%             -          229.35%
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
90 INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



                                                         TABLE 4 (CONTINUED)
                                  CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1999:

                                                                                                                         SINCE
                                                                                                                        PORTFOLIO
                                         1 YEAR          3 YEARS        5 YEARS        10 YEARS         20 YEARS        INCEPTION*
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCE SMALL CAP GROWTH                 25.65%               -              -                -               -          48.00%
------------------------------------------------------------------------------------------------------------------------------------
  Lipper Small Cap                        38.28%               -              -                -               -          62.39%
------------------------------------------------------------------------------------------------------------------------------------
  Benchmark                               43.09%               -              -                -               -          84.91%
------------------------------------------------------------------------------------------------------------------------------------
BT EQUITY 500 INDEX                       18.44%               -              -                -               -          45.90%
------------------------------------------------------------------------------------------------------------------------------------
  Lipper S&P 500 Index                    19.36%               -              -                -               -          51.69%
------------------------------------------------------------------------------------------------------------------------------------
  Benchmark                               21.03%               -              -                -               -          55.65%
------------------------------------------------------------------------------------------------------------------------------------
BT INTERNATIONAL EQUITY INDEX             25.49%               -              -                -               -          48.37%
------------------------------------------------------------------------------------------------------------------------------------
  Lipper International                    43.24%               -              -                -               -          61.58%
------------------------------------------------------------------------------------------------------------------------------------
  Benchmark                               26.96%               -              -                -               -          52.35%
------------------------------------------------------------------------------------------------------------------------------------
BT SMALL COMPANY INDEX                    18.86%               -              -                -               -          14.31%
------------------------------------------------------------------------------------------------------------------------------------
  Lipper Small Cap                        34.26%               -              -                -               -          37.82%
------------------------------------------------------------------------------------------------------------------------------------
  Benchmark                               21.26%               -              -                -               -          18.17%
------------------------------------------------------------------------------------------------------------------------------------
EQ/EVERGREEN                               8.02%                                                                           8.02%
------------------------------------------------------------------------------------------------------------------------------------
  Lipper Growth                           29.78%               -              -                -               -          29.78%
------------------------------------------------------------------------------------------------------------------------------------
  Benchmark                               21.26%               -              -                -               -          21.26%
------------------------------------------------------------------------------------------------------------------------------------
EQ/EVERGREEN FOUNDATION                    5.70%                                                                           5.70%
------------------------------------------------------------------------------------------------------------------------------------
  Lipper Balanced                          8.69%               -              -                -               -           8.69%
------------------------------------------------------------------------------------------------------------------------------------
  Benchmark                               11.15%               -              -                -               -          11.15%
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH BASIC VALUE EQUITY          17.10%               -              -                -               -          48.97%
------------------------------------------------------------------------------------------------------------------------------------
  Lipper Growth & Income                  12.90%               -              -                -               -          56.85%
------------------------------------------------------------------------------------------------------------------------------------
  Benchmark                               21.03%               -              -                -               -          90.75%
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH WORLD STRATEGY              19.47%               -              -                -               -          30.18%
------------------------------------------------------------------------------------------------------------------------------------
  Lipper Global Flexible Portfolio        12.93%               -              -                -               -          35.69%
------------------------------------------------------------------------------------------------------------------------------------
  Benchmark                               13.07%               -              -                -               -          49.16%
------------------------------------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH COMPANIES             70.98%               -              -                -               -         174.33%
------------------------------------------------------------------------------------------------------------------------------------
  Lipper Mid-Cap                          51.65%               -              -                -               -         120.85%
------------------------------------------------------------------------------------------------------------------------------------
  Benchmark                               21.26%               -              -                -               -          52.05%
------------------------------------------------------------------------------------------------------------------------------------
MFS GROWTH WITH INCOME                     7.03%
------------------------------------------------------------------------------------------------------------------------------------
  Lipper Growth and Income                12.90%               -              -                -               -          12.90%
------------------------------------------------------------------------------------------------------------------------------------
  Benchmark                               21.03%               -              -                -               -          21.03%
------------------------------------------------------------------------------------------------------------------------------------
MFS RESEARCH                              21.21%               -              -                -               -          70.07%
------------------------------------------------------------------------------------------------------------------------------------
  Lipper Growth                           29.78%               -              -                -               -         101.13%
------------------------------------------------------------------------------------------------------------------------------------
  Benchmark                               21.03%               -              -                -               -          90.75%
------------------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY EMERGING
 MARKETS EQUITY                           92.71%               -              -                -               -           9.88%
------------------------------------------------------------------------------------------------------------------------------------
  Lipper Emerging Markets                 82.53%               -              -                -               -           7.48%
------------------------------------------------------------------------------------------------------------------------------------
  Benchmark                               66.41%               -              -                -               -           5.32%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  91
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



                                                    TABLE 4 (CONTINUED)
                              CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1999:

                                                                                                                 SINCE
                                                                                                                PORTFOLIO
                                           1 YEAR       3 YEARS      5 YEARS   10 YEARS         20 YEARS        INCEPTION*
----------------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM BALANCED                          (1.51)%           -            -          -                -         22.82%
----------------------------------------------------------------------------------------------------------------------------
  Lipper Balanced                            8.69%            -            -          -                -         42.44%
----------------------------------------------------------------------------------------------------------------------------
  Benchmark                                 11.39%            -            -          -                -         61.21%
----------------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM GROWTH & INCOME
 VALUE                                      (2.89)%           -            -          -                -         24.04%
----------------------------------------------------------------------------------------------------------------------------
  Lipper Growth & Income                    12.90%            -            -          -                -         56.85%
----------------------------------------------------------------------------------------------------------------------------
  Benchmark                                 21.03%            -            -          -                -         90.75%
----------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME                  1.95%            -            -          -                -         32.30%
----------------------------------------------------------------------------------------------------------------------------
  Lipper Equity Income                       6.90%            -            -          -                -         43.31%
----------------------------------------------------------------------------------------------------------------------------
  Benchmark                                 21.03%            -            -          -                -         90.75%
----------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL
 STOCK                                      29.83%            -            -          -                -         41.63%
----------------------------------------------------------------------------------------------------------------------------
  Lipper International                      43.24%            -            -          -                -         65.44%
----------------------------------------------------------------------------------------------------------------------------
  Benchmark                                 26.96%            -            -          -                -         56.70%
----------------------------------------------------------------------------------------------------------------------------
WARBURG PINCUS SMALL COMPANY
 VALUE                                       0.22%            -            -          -                -          4.67%
----------------------------------------------------------------------------------------------------------------------------
  Lipper Small Cap                          34.26%            -            -          -                -         83.94%
----------------------------------------------------------------------------------------------------------------------------
  Benchmark                                 21.26%            -            -          -                -         52.05%
----------------------------------------------------------------------------------------------------------------------------

-------------------
* Portfolio inception dates are shown in Table 1.

--------------------------------------------------------------------------------
92 INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



                                                           TABLE 5
                                                YEAR-BY-YEAR RATES OF RETURN:

----------------------------------------------------------------------------------------------------------------------------
                                                          1989           1990          1991           1992           1993
----------------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                                       40.93%         6.21%         83.52%         (4.91)%       14.65%
----------------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                                     23.35%        (9.77)%        35.41%          1.36%        22.59%
----------------------------------------------------------------------------------------------------------------------------
Alliance Conservative Investors                            2.62%         4.45%         17.73%          3.82%         8.82%
----------------------------------------------------------------------------------------------------------------------------
Alliance Equity Index                                         -             -              -              -             -
----------------------------------------------------------------------------------------------------------------------------
Alliance Global                                           24.47%        (7.76)%        28.21%         (2.30)%       29.75%
----------------------------------------------------------------------------------------------------------------------------
Alliance Growth and Income                                    -             -              -              -         (0.71)%
----------------------------------------------------------------------------------------------------------------------------
Alliance Growth Investors                                  3.36%         8.67%         46.23%          3.01%        13.20%
----------------------------------------------------------------------------------------------------------------------------
Alliance High Yield                                        3.25%        (2.90)%        22.23%         10.29%        20.94%
----------------------------------------------------------------------------------------------------------------------------
Alliance Intermediate Government Securities                   -             -          10.75%          3.69%         8.56%
----------------------------------------------------------------------------------------------------------------------------
Alliance International                                        -             -              -              -             -
----------------------------------------------------------------------------------------------------------------------------
Alliance Money Market                                      7.23%         6.29%          4.28%          1.70%         1.11%
----------------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                                     -             -               -              -             -
----------------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                                           -             -               -              -             -
----------------------------------------------------------------------------------------------------------------------------
BT International Equity Index                                 -             -               -              -             -
----------------------------------------------------------------------------------------------------------------------------
BT Small Company Index                                        -             -               -              -             -
----------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen                                                  -             -               -              -             -
----------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Foundation                                       -             -               -              -             -
----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity                              -             -               -              -             -
----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                                  -             -               -              -             -
----------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                                 -             -               -              -             -
----------------------------------------------------------------------------------------------------------------------------
MFS Growth with Income                                        -             -               -              -             -
----------------------------------------------------------------------------------------------------------------------------
MFS Research                                                  -             -               -              -             -
----------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity                        -             -               -              -             -
----------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Balanced                                            -             -               -              -             -
----------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                               -             -               -              -             -
----------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                                   -             -               -              -             -
----------------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock                             -             -               -              -             -
----------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Small Company Value                            -             -               -              -             -
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                1994           1995          1996       1997          1998           1999
----------------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                             (5.54)%        29.28%        19.99%      8.82%        (1.50)%       16.71%
----------------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                           (3.89)%        30.08%        22.03%     26.90%        27.06%        22.95%
----------------------------------------------------------------------------------------------------------------------------
Alliance Conservative Investors                 (5.82)%        18.25%         3.30%     11.20%        11.84%         8.17%
----------------------------------------------------------------------------------------------------------------------------
Alliance Equity Index                           (0.43)%        34.04%        20.17%     30.19%        25.77%        18.22%
----------------------------------------------------------------------------------------------------------------------------
Alliance Global                                  3.35%         16.69%        12.53%      9.55%        19.62%        36.03%
----------------------------------------------------------------------------------------------------------------------------
Alliance Growth and Income                      (2.36)%        21.85%        17.92%     24.48%        18.69%        16.53%
----------------------------------------------------------------------------------------------------------------------------
Alliance Growth Investors                       (4.89)%        24.11%        10.57%     14.68%        16.99%        24.32%
----------------------------------------------------------------------------------------------------------------------------
Alliance High Yield                             (4.53)%        17.77%        20.66%     16.34%        (6.85)%       (5.08)%
----------------------------------------------------------------------------------------------------------------------------
Alliance Intermediate Government Securities     (6.09)%        11.30%         1.90%      5.37%         5.81%        (1.66)%
----------------------------------------------------------------------------------------------------------------------------
Alliance International                               -          9.81%         7.82%     (4.79)%        8.59%        35.31%
----------------------------------------------------------------------------------------------------------------------------
Alliance Money Market                            2.15%          3.85%         3.43%      3.53%         3.45%         3.09%
----------------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                            -              -             -     25.21%+       (5.92)%       25.65%
----------------------------------------------------------------------------------------------------------------------------
BT Equity 500 Index                                  -              -             -          -        23.19%        18.44%
----------------------------------------------------------------------------------------------------------------------------
BT International Equity Index                        -              -             -          -        18.23%        25.49%
----------------------------------------------------------------------------------------------------------------------------
BT Small Company Index                               -              -             -          -        (3.82)%       18.86%
----------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen                                         -              -             -          -            -          8.02%
----------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Foundation                              -              -             -          -            -          5.70%
----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity                     -              -             -     15.81%+        9.85%        17.10%
----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                         -              -             -      3.62%+        5.17%        19.47%
----------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                        -              -             -     21.15%+       32.43%        70.98%
----------------------------------------------------------------------------------------------------------------------------
MFS Growth with Income                               -              -             -          -            -          7.03%
----------------------------------------------------------------------------------------------------------------------------
MFS Research                                         -              -             -     14.84%+       22.18%        21.21%
----------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity               -              -             -    (20.64)%+     (28.15)%       92.71%
----------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Balanced                                   -              -             -     13.28%+       10.08%        (1.51)%
----------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                      -              -             -     15.00%+       11.07%        (2.89)%
----------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                          -              -             -     20.85%+        7.38%         1.95%
----------------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock                    -              -             -     (2.54)%+      11.94%        29.83%
----------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Small Company Value                   -              -             -     17.88%+      (11.40)%        0.22%
----------------------------------------------------------------------------------------------------------------------------


-------------------
+ Returns for these portfolios represent less than 12 months of performance. The returns are as of each portfolio inception date as shown in Table 1.

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  93
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

COMMUNICATING PERFORMANCE DATA

In reports or other communications to contract owners or in advertising material, we may describe general economic and market conditions affecting our variable investment options and the portfolios and may compare the performance or ranking of those options and the portfolios with:

o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., VARDS, or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

o other appropriate indices of investment securities and averages for peer universes of mutual funds; or

o    data developed by us derived from such indices or averages.

We also may furnish to present or prospective contract owners advertisements or other communications that include evaluations of a variable investment option or portfolio by nationally recognized financial publications. Examples of such publications are:

-------------------------------------------------------------------------
Barron's                                    Investment Management Weekly
Morningstar's Variable                      Money Management Letter
    Annuity Sourcebook                      Investment Dealers Digest
Business Week                               National Underwriter
Forbes                                      Pension & Investments
Fortune                                     USA Today
Institutional Investor                      Investor's Business Daily
Money                                       The New York Times
Kiplinger's Personal Finance                The Wall Street Journal
Financial Planning                          The Los Angeles Times
Investment Adviser                          The Chicago Tribune
-------------------------------------------------------------------------


Lipper compiles performance data for peer universes of funds with similar investment objectives in its Lipper Survey. Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:

o The "separate account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable life and annuity contracts; and

o The "mutual fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

The Morningstar Variable Annuity/Life Report consists of nearly 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges. VARDS is a monthly reporting service that monitors approximately 2,500 variable life and variable annuity funds on performance and account information.

YIELD INFORMATION

Current yield for the Alliance Money Market option will be based on net changes in a hypothetical investment over a given seven-day period, exclusive of capital changes, and then "annualized" (assuming that the same seven-day result would occur each week for 52 weeks). Current yield for the Alliance High Yield option and Alliance Intermediate Government Securities option will be based on net changes in a hypothetical investment over a given 30-day period, exclusive of capital changes, and then "annualized" (assuming that the same 30-day result would occur each month for 12 months).


"Effective yield" is calculated in a similar manner, but when annualized, any income earned by the investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because any earnings are compounded weekly for the Alliance Money Market option. The current yields and effective yields assume the deduction of all current contract charges and expenses other than the withdrawal charge, the optional baseBUILDER benefits charge, the annual administrative charge, and any charge for

--------------------------------------------------------------------------------
94  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

taxes such as premium tax. The yields and effective yields for the Alliance Money Market option, when used for the special dollar cost averaging program, assume that no contract charges are deducted. For more information, see "Yield Information for the Alliance Money Market Option, Alliance High Yield Option, and Alliance Intermediate Government Securities Option" in the SAI.

--------------------------------------------------------------------------------
                             INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE  95
--------------------------------------------------------------------------------


10
Incorporation of certain
documents by reference


--------------------------------------------------------------------------------



Equitable Life's annual report on Form 10-K for the year ended December 31, 1998, its current report on Form 8-K dated April 8, 1999, and its quarterly report on Form 10-Q for the quarter ended September 30, 1999, are considered to be a part of this prospectus because they are incorporated by reference.

After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act") including our annual report on Form 10-K for the year ended December 31, 1999, will be considered to become part of this prospectus because they are incorporated by reference.


Any statement contained in a document that is or becomes part of this prospectus, will be considered changed or replaced for purposes of this prospectus if a statement contained in this prospectus changes or is replaced. Any statement that is considered to be a part of this prospectus because of its incorporation will be considered changed or replaced for the purpose of this prospectus if a statement contained in any other subsequently filed document that is considered to be part of this prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this prospectus.

We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and quarterly reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a Web site that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this prospectus is delivered, a copy of any or all of the documents considered to be part of this prospectus because they are incorporated herein. This does not include exhibits not specifically incorporated by reference into the text of such documents. Requests for documents should be directed to The Equitable Life Assurance Society of the United States, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone:
(212) 554-1234).

--------------------------------------------------------------------------------
                     APPENDIX  I:  PURCHASE CONSIDERATIONS FOR QP CONTRACTS  A-1
--------------------------------------------------------------------------------



Appendix I: Purchase considerations for QP contracts

--------------------------------------------------------------------------------

Trustees who are considering the purchase of an Equitable Accumulator QP contract should discuss with their tax advisers whether this is an appropriate investment vehicle for the employer's plan. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the guaranteed minimum income benefit, and the payment of death benefits in accordance with the requirements of the federal income tax rules. The QP contract and this prospectus should be reviewed in full, and the following factors, among others, should be noted. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Equitable Accumulator QP contract or another annuity. Therefore, you should purchase an Equitable Accumulator QP Contract to fund a plan for the contract's features and benefits other than tax deferral. This QP contract accepts transfer contributions only and not regular, ongoing payroll contributions. For 401(k) plans under defined contribution plans, no employee after-tax contributions are accepted.


Under defined benefit plans, we will not accept rollovers from a defined contribution plan to a defined benefit plan. We will only accept transfers from a defined benefit plan or a change of investment vehicles in the plan. For defined benefit plans, the maximum percentage of actuarial value of the plan participant/employee's normal retirement benefit that can be funded by a QP contract is 80%. The account value under a QP contract may at any time be more or less than the lump sum actuarial equivalent of the accrued benefit for a defined benefit plan participant/employee. Equitable Life does not guarantee that the account value under a QP contract will at any time equal the actuarial value of 80% of a participant/employee's accrued benefit. If overfunding of a plan occurs, withdrawals from the QP contract may be required. A withdrawal charge and/or market value adjustment may apply.

Further, Equitable Life will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant/employee takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan.

Given that required minimum distributions must generally commence from the plan for annuitants after age 70 1/2, trustees should consider that:

o The QP contract may not be an appropriate purchase for annuitants approaching or over age 70 1/2; and

o The guaranteed minimum income benefit under baseBUILDER may not be an appropriate feature for annuitants who are older than age 60 1/2 when the contract is issued.

Finally, because the method of purchasing the QP contract and the features of the QP contract may appeal more to plan participants/employees who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants/employees who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.

--------------------------------------------------------------------------------
                               APPENDIX II: MARKET VALUE ADJUSTMENT EXAMPLE  B-1
--------------------------------------------------------------------------------


Appendix II: Market value adjustment example

--------------------------------------------------------------------------------


The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on February 15, 2001 to a fixed maturity option with a maturity date of February 15, 2010 (nine years later) at a hypothetical rate to maturity of 7.00%, resulting in a maturity value of $183,846 on the maturity date. We further assume that a withdrawal of $50,000 is made four years later on February 15, 2004.




                                                                      HYPOTHETICAL ASSUMED
                                                                      RATE TO MATURITY ON
                                                                       FEBRUARY 15, 2004
                                                                   ------------------------------
                                                                      5.00%        9.00%
-------------------------------------------------------------------------------------------------
  AS OF                   (BEFORE WITHDRAWAL)


-------------------------------------------------------------------------------------------------
(1) Market adjusted amount                                           $144,048     $119,487
-------------------------------------------------------------------------------------------------
(2) Fixed maturity amount                                            $131,080     $131,080
-------------------------------------------------------------------------------------------------
(3) Market value adjustment:
    (1) - (2)                                                        $ 12,968     $(11,593)
-------------------------------------------------------------------------------------------------
ON FEBRUARY 15, 2004 (AFTER WITHDRAWAL)
-------------------------------------------------------------------------------------------------
(4) Portion of market value adjustment associated with withdrawal:
    (3) x [$50,000/(1)]                                              $  4,501     $ (4,851)
-------------------------------------------------------------------------------------------------
(5) Reduction in fixed maturity amount:
    [$50,000 - (4)]                                                  $ 45,499     $ 54,851
-------------------------------------------------------------------------------------------------
(6) Fixed maturity amount: (2) - (5)                                 $ 85,581     $ 76,229
-------------------------------------------------------------------------------------------------
(7) Maturity value                                                   $120,032     $106,915
-------------------------------------------------------------------------------------------------
(8) Market adjusted amount of (7)                                    $ 94,048     $ 69,487
-------------------------------------------------------------------------------------------------


You should note that under this example if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a portion of a positive market value adjustment is realized.

--------------------------------------------------------------------------------
                     APPENDIX III: GUARANTEED MINIMUM DEATH BENEFIT EXAMPLE  C-1
--------------------------------------------------------------------------------


Appendix III: Guaranteed minimum death benefit example

--------------------------------------------------------------------------------


The death benefit under the contracts is equal to the account value or, if greater, the guaranteed minimum death benefit.


The following illustrates the guaranteed minimum death benefit calculation. Assuming $100,000 is allocated to the variable investment options (with no allocation to the Alliance Money Market option, Alliance Intermediate Government Securities option or the fixed maturity options), no additional contributions, no transfers and no withdrawals, and no loans under a Rollover TSA contract, the guaranteed minimum death benefit for an annuitant age 45 would be calculated as follows:

-----------------------------------------------------------------------------
 END OF                   5% ROLL UP TO AGE 80     ANNUAL RATCHET TO AGE 80
CONTRACT                  GUARANTEED MINIMUM         GUARANTEED MINIMUM
 YEAR     ACCOUNT VALUE   DEATH BENEFIT(1)               DEATH BENEFIT
-----------------------------------------------------------------------------
  1         $105,000         $105,000(1)                $105,000(3)
-----------------------------------------------------------------------------
  2         $115,500         $110,250(2)                $115,500(3)
-----------------------------------------------------------------------------
  3         $129,360         $115,763(2)                $129,360(3)
-----------------------------------------------------------------------------
  4         $103,488         $121,551(1)                $129,360(4)
-----------------------------------------------------------------------------
  5         $113,837         $127,628(1)                $129,360(4)
-----------------------------------------------------------------------------
  6         $127,497         $134,010(1)                $129,360(4)
-----------------------------------------------------------------------------
  7         $127,497         $140,710(1)                $129,360(4)
-----------------------------------------------------------------------------


The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

5% ROLL UP TO AGE 80

(1) At the end of contract year 1, and again at the end of contract years 4 through 7, the death benefit will be equal to the guaranteed minimum death benefit.

(2) At the end of contract years 2 and 3, the death benefit will be equal to the current account value since it is higher than the current guaranteed minimum death benefit.

ANNUAL RATCHET TO AGE 80

(3) At the end of contract years 1 through 3, the guaranteed minimum death benefit is equal to the current account value.

(4) At the end of contract years 4 through 7, the guaranteed minimum death benefit is equal to the guaranteed minimum death benefit at the end of the prior year since it is equal to or higher than the current account value.

--------------------------------------------------------------------------------
APPENDIX IV:  EXAMPLE OF PAYMENTS UNDER THE ASSURED PAYMENT OPTION
              AND APO PLUS                                                  D-1
--------------------------------------------------------------------------------


Appendix IV: Example of
payments under
the Assured Payment Option
and APO Plus

--------------------------------------------------------------------------------


The second column in the chart below illustrates the payments for a male age 70 who purchased the Assured Payment Option on January 18, 2000 with a single contribution of $100,000, with increasing annual payments. The payments are to commence on February 15, 2001. It assumes that the fixed period is 15 years and that the life contingent annuity will provide payments on a single life basis. Based on the rates to maturity for the fixed maturity options and the current purchase rate for the life contingent annuity, on January 18, 2000, the initial payment would be $7,011.18 and would increase in each three-year period to a final payment of $10,265.07. The first payment under the life contingent annuity would be $11,291.58.

The rates to maturity as of January 18, 2000 for fixed maturity options maturing on February 15, 2001 through 2015 are: 4.79%, 5.41%, 5.58%, 5.75%, 5.87%, 5.97%,
5.99%, 6.03%, 6.09%, 6.15%, 5.50%, 5.50%, 5.50%, 5.50%, and 5.50%, respectively.

Alternatively as shown in the third and fourth columns, this individual could purchase APO Plus with the same $100,000 contribution, with the same fixed period and the life contingent annuity on a single life basis. Assuming election of the Alliance Common Stock option based on the rates to maturity for the fixed maturity options and the current purchase rate for the life contingent annuity, on January 18, 2000, the same initial payment of $7,011.18 would be purchased under APO Plus. However, unlike the payment under the Assured Payment Option that will increase every three years, this initial payment under APO Plus is not guaranteed to increase. Therefore, only $78,914.68 is needed to purchase the initial payment stream, and the remaining $21,085.32 is invested in the variable investment options. Any future increase in payments under APO Plus will depend on the investment performance in the Alliance Common Stock option.

Assuming hypothetical average annual rates of return of 0% and 8% (after deduction of charges) for the variable investment option, the value in the variable investment option would grow to $21,085.32 and $26,718.71 respectively as of February 15, 2003. A portion of this amount is used to purchase the increase in the payments for the fourth year. The remainder will stay in the variable investment option to be drawn upon for the purchase of increases in payments for each third year thereafter during the fixed period and at the end of the fixed period under the life contingent annuity. Based on the rates to maturity for the fixed maturity options and purchase rates for the life contingent annuity as of January 18, 2000, the third and fourth columns illustrate the increasing payments that would be purchased under APO Plus assuming 0% and 8% rates of return respectively.

Under both options, while you are living payments increase annually after the 16th year under the life contingent annuity based on the increase, if any, in the Consumer Price Index, but in no event greater than 3% per year.

ANNUAL PAYMENTS

--------------------------------------------------------------------------------
                 GUARANTEED INCREASING      ILLUSTRATIVE        ILLUSTRATIVE
                 PAYMENTS UNDER THE         PAYMENTS UNDER     PAYMENTS UNDER
 YEARS           ASSURED PAYMENT OPTION     APO PLUS AT 0%     APO PLUS AT 8%
--------------------------------------------------------------------------------
 1-3                   $ 7,011.18             $7,011.18           $7,011.18
--------------------------------------------------------------------------------
 4-6                   $ 7,712.30             $7,373.11           $7,819.93
--------------------------------------------------------------------------------
 7-9                   $ 8,483.53             $7,762.19           $8,672.45
--------------------------------------------------------------------------------
10-12                  $ 9,331.88             $8,155.25           $9,549.96
--------------------------------------------------------------------------------
13-15                  $10,265.07             $8,517.09          $10,408.02
--------------------------------------------------------------------------------
  16                   $11,291.58             $8,807.56          $11,191.16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
D-2 APPENDIX IV: EXAMPLE OF PAYMENTS UNDER THE ASSURED PAYMENT OPTION
                 AND APO PLUS
--------------------------------------------------------------------------------



As described above, a portion of the illustrated contribution is applied to the life contingent annuity. This amount will generally be larger under the Assured Payment Option than under APO Plus. Also, a larger portion of the contribution will be allocated to fixed maturity options under the former than the latter. In this illustration, $81,725.74 is allocated under the Assured Payment Option to the fixed maturity options and under APO Plus, $69,033.13 is allocated to the fixed maturity options. In addition, under APO Plus $21,085.32 is allocated to the variable investment option. The balance of the $100,000 ($18,274.26 and $9,881.55, respectively) is applied to the life contingent annuity.


The rates of return of 0% and 8% are for illustrative purposes only and are not intended to represent an expected or guaranteed rate of return. Your investment results will vary. Payments will also depend on the the rates to maturity and life contingent annuity purchase rates in effect on the day the contribution is applied. It is assumed that no lump sum withdrawals are taken.

--------------------------------------------------------------------------------
                       APPENDIX V: ASSURED PAYMENT OPTION AND APO PLUS CONTRACTS
                                            ISSUED IN THE STATE OF MARYLAND  E-1
--------------------------------------------------------------------------------


Appendix V: Assured
Payment Option and APO Plus
contracts issued in the
state of Maryland


--------------------------------------------------------------------------------


THE FOLLOWING INFORMATION SPECIFIES THE VARIATIONS THAT RELATE TO THE ASSURED PAYMENT OPTION AND APO PLUS CONTRACTS ISSUED IN MARYLAND.


The Assured Payment Option and APO Plus (available only as traditional IRAs) are issued as separate contracts rather than as a distribution option under a Rollover IRA or Flexible Premium IRA contract.


You may purchase an Assured Payment Option or APO Plus contract with a minimum single contribution of $10,000. You may also choose to apply the account value from a Flexible Premium IRA or Rollover IRA contract to purchase an Assured Payment Option or APO Plus contract. Your account value will be applied as a single contribution.


We will allocate your single contribution in the same manner as described under "Assured Payment Option and APO Plus" earlier in this prospectus. You are not permitted to make additional contributions under the Assured Payment Option and APO Plus.

PAYMENTS. Your payments must begin within 13 months after the contract date. You may not elect to defer your payments.

DEATH BENEFIT. If you die during the fixed period, we will continue payments to your designated beneficiary. Your beneficiary may choose to discontinue the payments and receive a lump sum amount. If the lump sum is elected within one year of your death, the amount will be equal the death benefit payable under the Assured Payment Option and APO Plus.

TERMINATING THE CONTRACT. You may choose to terminate the contract by surrendering the contract as described under "Surrendering your contract to receive its cash value." We will return the contract to you with a notation that the life contingent annuity is still in effect. The date payments are to start under the life contingent annuity will be moved forward.


TAX INFORMATION. The Assured Payment Option and APO Plus contracts have not been submitted to the IRS for approval as to form for use as a traditional IRA. However, we believe that those contracts as currently offered comply with the requirements of the Internal Revenue Code.

Statement of additional information


--------------------------------------------------------------------------------


TABLE OF CONTENTS

                                                                         PAGE
Unit Values                                                                2
Custodian and Independent Accountants                                      3
Yield Information for the Alliance Money Market Option,
Alliance High Yield Option,
  and Alliance Intermediate Government Securities Option                   3
Financial Statements                                                       4


HOW TO OBTAIN AN EQUITABLE ACCUMULATOR STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 45

Send this request form to:
  Equitable Accumulator
  P.O. Box 1547
  Secaucus, NJ 07096-1547

--------------------------------------------------------------------------------

Please send me an Equitable Accumulator SAI for Separate Account No. 45 dated March 1, 2000.


--------------------------------------------------------------------------------
Name:

--------------------------------------------------------------------------------
Address:

--------------------------------------------------------------------------------
City                       State          Zip





(IM-95-02 SAI(2000))

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 15.          INDEMNIFICATION OF DIRECTORS AND OFFICERS

                  The by-laws of The Equitable Life Assurance Society of the United States ("Equitable Life") provide, in Article VII, as follows:

               7.4 Indemnification of Directors, Officers and Employees. (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

                    (i) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, is or was a director, officer or employee of the Company shall be indemnified by the Company;

                    (ii) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

                   (iii) the related expenses of any such person in any of said categories may be advanced by the Company.

                    (b) To the extent permitted by the law of the State of New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. {Business Corporation Law ss.ss. 721-726; Insurance Law ss.1216}

         The directors and officers of Equitable Life are insured under policies issued by Lloyd's of London, X. L. Insurance Company and ACE Insurance Company. The annual limit on such policies is $100 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

ITEM 16.          EXHIBITS

                  Exhibits No.

                  (1)      (a)      Form of Distribution Agreement by and among
                                    Equitable Distributors, Inc., Separate
                                    Account Nos. 45 and 49 of Equitable Life and
                                    Equitable Life Assurance Society of the
                                    United States, incorporated by reference to
                                    Exhibit 1(a) to the Registration Statement on Form S-3 (File No. 33-88456), filed June
                                    7, 1996.

                           (b) Form of Distribution Agreement dated as of January 1, 1998 among The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of certain separate accounts and Equitable Distributors, Inc., incorporated herein by reference to Exhibit 3(b) to the Registration Statement on Form N-4 (File No. 333-05593) on May 1, 1998.

                           (c) Distribution and Servicing Agreement among Equico Securities (now AXA Advisors, LLC), The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, dated as of May 1, 1994, incorporated herein by reference to Exhibit 3(c) to the Registration Statement on Form N-4 File No. 2-30070, refiled electronically July 10, 1998.

                           (d) Letter of Agreement for Distribution Agreement among The Equitable Life Assurance Society of the United States and EQ Financial Consultants, Inc. (now AXA Advisors, LLC), dated April 20, 1998, incorporated herein by reference to
                                    Exhibit No. 3(c) to Registration Statement
                                    (File No. 33-83750), filed on May 1, 1998.

                  (4)      (a)      Form of group annuity contract no.
                                    1050-94IC, previously filed with this
                                    Registration Statement on Form S-3 (File No.
                                    333-24009) on March 6, 1998.

                           (b) Form of group annuity certificate nos. 94ICA and 94ICB, previously filed with this Registration Statement on Form S-3 (File No. 333-24009) on March 6, 1998.

                           (b)(i) Form of Data pages for Equitable Accumulator TSA, incorporated by reference to Exhibit No. 4(s) to the Registration Statement on Form N-4 (File No. 33-05593) filed on May 22, 1998.

                           (c) Forms of Endorsement Nos. 94ENIRAI, 94ENNQI and 94ENMVAI to contract no. 1050-94IC and data pages no. 94ICA/BIM(IRA), (NQ), (NQ Plan A) and (NQ Plan B), previously filed with this Registration Statement on Form S-3 (File No. 333-24009) on March 6, 1998.

                           (c)(i) Form of Data Pages for Equitable Accumulator Select TSA, incorporated by reference to
                                    Exhibit 4(k) to the Registration Statement on Form N-4 (File No. 333-31131) filed on May 22, 1998.

                           (d) Forms of Application used with the IRA, NQ and Fixed Annuity Markets, previously filed with this Registration Statement on Form S-3 (File No. 333-24009) on March 6, 1998.

                           (d)(i) Form of Data Pages for Equitable Accumulator TSA, incorporated by reference to Exhibit No. 4(v) to the Registration Statement on Form N-4 (File No. 33-83750) filed on May 22, 1998.

                           (e) Form of Endorsement no. 95ENLCAI to contract no. 1050-94IC and data pages no. 94ICA/BLCA, previously filed with this Registration Statement on Form S-3 (File No. 333-24009) on March 6, 1998.

                           (e)(i) Form of Endorsement Applicable to TSA Certificates, incorporated by reference to
                                    Exhibit 4(t) to the Registration Statement on Form N-4 (File No. 333-05593) filed on May 22, 1998.

                           (f) Forms of Data Pages for Rollover IRA, IRA Assured Payment Option, IRA Assured Payment Option Plus, Accumulator, Assured Growth Plan, Assured Growth Plan (Flexible Income Program), Assured Payment Plan (Period Certain) and Assured Payment Plan (Life with a Period Certain), incorporated by reference to Exhibit 4(f) to the Registration Statement on Form S-3 (File No. 33-88456) filed August 31, 1995.

                           (f)(i) Form of Enrollment Form/Application for Equitable Accumulator (IRA, NQ, QF and TSA), incorporated by reference to Exhibit No. 5(f) to the Registration Statement on Form N-4 (File No. 333-05593) filed on May 22, 1998.

                  Exhibits No.

                           (g) Forms of Data Pages for Rollover IRA, IRA Assured Payment Option, IRA Assured Payment Option Plus, Accumulator, Assured Growth Plan and Assured Payment Plan (Life Annuity with a Period Certain), incorporated by reference to Exhibit 4(g) to the Registration Statement on Form S-3 (File No. 33-88456), filed on April 23, 1996.

                           (h)      Form of Separate Account Insulation
                                    Endorsement for the Endorsement Applicable to Market Value Adjustment Terms, incorporated by reference to Exhibit 4(h) to the Registration Statement on Form S-3 (File No. 33-88456), filed on April 23, 1996.

                           (i) Forms of Guaranteed Minimum Income Benefit Endorsements (and applicable data page for Rollover IRA) for Endorsement Applicable to Market Value Adjustment Terms and for the Life Contingent Annuity Endorsement, incorporated by reference to Exhibit 4(i) to the Registration Statement on Form S-3 (File No. 33-88456), filed on April 23, 1996.

                           (j) Forms of Enrollment Form/Application for Rollover IRA, Choice Income Plan, Assured Growth Plan, Accumulator and Assured Payment Plan, incorporated by reference to Exhibit 4(j) to the Registration Statement on Form S-3 (File No. 33-88456), filed on April 23, 1996.

                           (k) Forms of Data Pages for the Accumulator, incorporated by reference to Exhibit 4(k) to the Registration Statement on Form S-3 (File No. 33-88456), filed June 7, 1996.

                           (l) Forms of Data Pages for the Rollover IRA, incorporated by reference to Exhibit 4(l) to the Registration Statement on Form S-3 (File No. 33-88456), filed June 7, 1996.

                           (m) Forms of Data Pages for the Accumulator and Rollover IRA, incorporated by reference to
                                    Exhibit 4(m) to the Registration Statement on Form S-3 (File No. 33-88456), filed October 9, 1996.

                           (n) Forms of Data Pages for Accumulator and Rollover IRA, incorporated by reference to
                                    Exhibit 4(n) to the Registration Statement on Form S-3 (File No. 33-88456), filed October 16, 1996.

                           (o) Forms of Data Pages for the Accumulator, Rollover IRA, Income Manager Accumulator, Income Manager Rollover IRA, Equitable Accumulator, Income Manager (IRA and NQ) and MVA Annuity (IRA and NQ), previously filed with this Registration Statement (File No. 333-24009) on April 30, 1997.

                           (p) Forms of Enrollment Form/Application for Income Manager Accumulator, Income Manager Rollover IRA, Equitable Accumulator, Income Manager (IRA and NQ) and MVA Annuity (IRA and NQ), previously filed with this Registration Statement (File No. 333-24009) on April 30, 1997.

                           (q)      Forms of Data Pages for Equitable
                                    Accumulator Select (IRA) and Equitable
                                    Accumulator Select (NQ), previously filed with this Registration Statement (File No. 333-24009) on September 18, 1997.

                           (r) Forms of Enrollment Form/Application for Equitable Accumulator Select (IRA and NQ), previously filed with this Registration Statement (File No. 333-24009) on September 18, 1997.

                           (s) Form of Data Pages No. 94ICB and 94ICBMVA for Equitable Accumulator (IRA) Certificates, incorporated by reference to
                                    Exhibit 4(m) to the Registration Statement on Form N-4 (File No. 33-83750) on February 27, 1998.

                           (t) Form of Data Pages No. 94ICB and 94ICBMVA for Equitable Accumulator (NQ) Certificates, incorporated by reference to Exhibit 4(n) to the Registration Statement on Form N-4 (File No. 33-83750) on February 27, 1998.

                           (u) Form of Data Pages No. 94ICB and 94ICBMVA for Equitable Accumulator (QP) Certificates, incorporated by reference to Exhibit 4(o) to the Registration Statement on Form N-4 (File No. 33-83750) on February 27, 1998.

                           (v) Form of Data Pages No. 94ICB, 94ICBMVA and 94ICBLCA for Assured Payment Option Certificates, incorporated by reference to
                                    Exhibit 4(p) to the Registration Statement on Form N-4 (File No. 33-83750) on February 27, 1998.

                           (w) Form of Data Pages No. 94ICB, 94ICBMVA and 94ICBLCA for APO Plus Certificates, incorporated by reference to Exhibit 4(q) to the Registration Statement on Form N-4 (File No. 33-83750) on February 27, 1998.

                           (x) Form of Endorsement applicable to Defined Benefit Qualified Plan Certificates No. 98ENDQPI incorporated by reference to
                                    Exhibit 4(r) to the Registration Statement on Form N-4 (File No. 33-83750) on February 27, 1998.

                           (y)      Form of Endorsement applicable to
                                    Non-Qualified Certificates No. 98ENJONQI, incorporated by reference to Exhibit 4(s) to the Registration Statement on Form N-4 (File No. 33-83750) on February 27, 1998.

                           (z) Form of Endorsement applicable to Charitable Remainder Trusts No. 97ENCRTI, incorporated by reference to Exhibit 4(t) to the Registration Statement on Form N-4 (File No. 33-83750) on February 27, 1998.

                           (a)(a) Form of Enrollment Form/Application No. 126737 (5/98) for Equitable Accumulator (IRA, NQ and QP), incorporated by reference to Exhibit 5(e) to the Registration Statement on Form N-4 (File No. 33-83750) on February 27, 1998.

                           (b)(b) Form of Endorsement for Extra Credit Annuity Form No. 98ECENDI and Data Pages 94ICA/B, incorporated herein by reference to Exhibit No. 4(j) to the Registration Statement
                                    File No. 333-64749 on Form N-4, filed
                                    September 30, 1998.

                           (c)(c) Form of Endorsement for Extra Credit Annuity Form No. 98ECENDI and Data Pages 94ICA/B, incorporated herein by reference to Exhibit No. 4(k) to the Registration Statement
                                    File No. 333-64751 on Form N-4, filed
                                    September 30, 1998.

                           (d)(d) Form of Endorsement applicable to Defined Contribution Qualified Plan Certificates No. 97ENQPI and Data Pages 94ICA/B, incorporated herein by reference to Exhibit No. 4 (k) to the Registration Statement File No. 333-64749 on Form N-4, filed September 30, 1998.

                           (e)(e) Form of Endorsement applicable to Defined Contribution Qualified Plan Certificates No. 97ENQPI and Data Pages 94ICA/B, incorporated herein by reference to Exhibit No. 4(l) to the Registration Statement File No. 333-64751 on Form N-4, filed September 30, 1998.

                           (f)(f) Form of Data Pages for Equitable Accumulator Express, incorporated herein by reference to Exhibit No. 4(h) to Registration Statement File No. 333-79379 on Form N-4, filed on May 26, 1999.

                           (g)(g) Form of Enrollment Form/Application for Equitable Accumulator Express, incorporated herein by reference to Exhibit No. 5 to Registration Statement File No. 333-79379 on Form N-4, filed on May 26, 1999.

                           (h)(h) Form of Data Pages for new version of Equitable Accumulator, incorporated herein by reference to Exhibit 4(z) to Registration Statement File No. 333-05593 on Form N-4, filed on November 23, 1999.

                           (i)(i) Form of Data Pages for new version of Equitable Accumulator, incorporated herein by reference to Exhibit 4(c)(c) to Registration Statement File No. 33-83750 on Form N-4, filed on December 3, 1999.

                  Exhibits No.

                  (5)      (a)      Opinion and Consent of Jonathan E. Gaines,
                                    Esq., Vice President and Associate General
                                    Counsel of Equitable, as to the legality of the securities being registered, previously filed with this Registration Statement (File
                                    No. 333-24009) on April 30, 1997.

                           (b) Copy of the Internal Revenue Service determination letter regarding qualification under Section 401 of the Internal Revenue Code, incorporated by reference to Exhibit 5(b) to the Registration Statement on Form S-3 (File No. 33-88456), filed August 31, 1995.

                   (8)     (a)      Not applicable.

                  (23)     (a)      Consent of PricewaterhouseCoopers LLP.

                           (b)      Consent of Counsel (see Exhibit 5(a).


                           (c) Powers of Attorney, previously filed with this Registration Statement, File No. 333-24009, on April 30, 1999.

                           (d) Power of Attorney, previously filed with this Registration Statement, File No. 333-24009 on December 3, 1999.

ITEM 17.          UNDERTAKINGS

                  (a)      The undersigned registrant hereby undertakes:

                           (1) To file, during any period in which offers or
                               sales are being made, a post-effective amendment to this registration statement:

                                    (i)     to include any prospectus required
                                            by section 10(a)(3) of the
                                            Securities Act of 1933;

                                    (ii)    to reflect in the prospectus any
                                            facts or events arising after the
                                            effective date of the registration
                                            statement (or the most recent
                                            post-effective amendment thereof)
                                            which, individually or in the
                                            aggregate represent a fundamental
                                            change in the information set forth
                                            in the registration statement;

                                    (iii)   to include any material information
                                            with respect to the plan of
                                            distribution not previously
                                            disclosed in the registration
                                            statement or any material change to
                                            such information in the registration
                                            statement;

         provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to
         Section 13 or 15(d) of the Securities Act of 1934 that are incorporated by reference in the registration statement.

                           (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                           (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                  (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on February 29, 2000.

                             THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE
                                           UNITED STATES
                                           (Registrant)

                                     By: /s/ Naomi J. Weinstein
                                             ------------------
                                             Naomi J. Weinstein
                                             Vice President
                                 The Equitable Life Assurance Society
                                         of the United States


         Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by or on behalf of the following persons in the capacities and on the date indicated.



PRINCIPAL EXECUTIVE OFFICERS:

*Michael Hegarty                            President, Chief Operating Officer and Director

*Edward D. Miller                           Chairman of the Board, Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Stanley B. Tulin                           Vice Chairman of the Board, Chief Financial Officer and Director

PRINCIPAL ACCOUNTING OFFICER:


*Alvin H. Fenichel                          Senior Vice President and Controller



*DIRECTORS:

Francoise Colloc'h        Donald J. Greene            George T. Lowy
Henri de Castries         John T. Hartley             Edward D. Miller
Joseph L. Dionne          John H.F. Haskell, Jr.      Didier Pineau-Valencienne
Denis Duverne             Michael Hegarty             George J. Sella, Jr.
Jean-Rene Fourtou         Mary R. (Nina) Henderson    Peter J. Tobin
Norman C. Francis         W. Edwin Jarmain            Stanley B. Tulin
                                                      Dave H. Williams

*By: /s/Naomi J. Weinstein
     ---------------------
       Naomi J. Weinstein
       Attorney-in-Fact

February 29, 2000

                                  EXHIBIT INDEX


EXHIBIT NO.                                                                      TAG VALUE
-----------                                                                      ---------

23(a)           Consent of Independent Accountants.                             EX-99.23a
